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              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.

                                    (Seller)

                                       and

                     SECURITIZED ASSET SERVICES CORPORATION

                                (Master Servicer)

                                       and

                              FIRSTAR TRUST COMPANY

                                    (Trustee)

                                       and

                         FIRST BANK NATIONAL ASSOCIATION

                              (Trust Administrator)


                         POOLING AND SERVICING AGREEMENT

                          Dated as of February 26, 1996

                                 $425,553,675.74

                       Mortgage Pass-Through Certificates
                                  Series 1996-2




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               This Pooling and Servicing Agreement, dated as of February 26, 1996 executed by THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC., as Seller, SECURITIZED ASSET SERVICES CORPORATION, as Master Servicer, FIRST BANK NATIONAL ASSOCIATION, as Trust Administrator and FIRSTAR TRUST COMPANY, as Trustee.


                                WITNESSETH THAT:

               In consideration of the mutual agreements herein contained, the Seller, the Master Servicer, the Trust Administrator and the Trustee agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

               Section 1.01. Definitions. Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

               Accepted Master Servicing Practices: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

               Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans minus the sum of
(i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Liquidation Proceeds, Principal Prepayments, Substitution Principal Amounts and Net REO Proceeds) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

               Adjusted Pool Amount (Class AP Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the Class AP Fraction for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Liquidation Proceeds, Principal Prepayments, Substitution Principal Amounts and Net REO Proceeds) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

               Adjusted Principal Balance: As to any Distribution Date and any Class B Subclass, the greater of (A) zero and (B) (i) the principal balance of such Subclass with respect to such Distribution Date minus (ii) the Adjustment Amount for such Distribution Date less the Class B Subclass Principal Balances for any Class B Subclasses with higher numerical designations.

               Adjustment Amount: For any Distribution Date, the difference between (A) the sum of the Class A Principal Balance, Class AP Principal Balance and Class B Principal Balance as of the related Determination Date and (B) the sum of (i) the sum of the Class A Principal Balance, Class AP Principal Balance and Class B Principal Balance as of the Determination Date succeeding such Distribution Date, (ii) the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Certificates with respect to such Distribution Date and (iii) the aggregate amount that would have been distributed to all Classes as principal in accordance with Section 4.01(a) for such Distribution Date without regard to the provisos in the definitions of Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount and Class B-6 Optimal Principal Amount.

               Aggregate  Current  Bankruptcy   Losses:   With  respect  to  any
Distribution Date, the sum of all Bankruptcy Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

               Aggregate Current Fraud Losses: With respect to any Distribution Date, the sum of all Fraud Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

               Aggregate Current Special Hazard Losses: With respect to any Distribution Date, the sum of all Special Hazard Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

               Aggregate Foreclosure Profits: As to any Distribution Date, the aggregate amount of Foreclosure Profits with respect to all of the Mortgage Loans.

               Agreement:   This  Pooling  and   Servicing   Agreement  and  all
amendments and supplements hereto.

               Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial P&I Accounts or Master Servicer Custodial Account on account of (a)(i) with respect to any Exhibit F-2 Mortgage Loans, Principal Prepayments received in the month of such Distribution Date and all related payments of interest on such Principal Prepayments, (ii) with respect to any Exhibit F-1 Mortgage Loans, Principal Prepayments and all related payments of interest received on or after the Determination Date occurring in the month of such Distribution Date, (iii) Liquidation Proceeds (other than Partial Liquidation Proceeds) received in the month of such Distribution Date,
(iv) with respect to any Exhibit F-2 Mortgage Loans, Partial Liquidation Proceeds (other than with respect to Mortgage Loans which became Liquidated Loans in the month prior to the month of such Distribution Date), (v) with respect to any Exhibit F-1 Mortgage Loans, Partial Liquidation Proceeds received on or after the Determination Date occurring in the month of such Distribution Date and (vi) amounts received from the Seller pursuant to Section 2.02 or
Section 2.03 in the month of such Distribution Date and (b) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

               Authenticating Agent: Any authenticating agent appointed by the Trust Administrator pursuant to Section 8.11. There shall initially be no Authenticating Agent for the Certificates.

               Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

               Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trust Administrator in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

               Bankruptcy Loss Amount: As of any Distribution Date prior to the first anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal $153,035.91 minus the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date. As of any Distribution Date on or after the first anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Bankruptcy Loss Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-Off Date coinciding with or preceding such Distribution Date (the "Relevant Anniversary") and (b) such lesser amount which, as determined on the Relevant Anniversary will not cause any rated Certificates to be placed on credit review status (other than for possible upgrading) by either Rating Agency minus (2) the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary. On and after the Cross-Over Date the Bankruptcy Loss Amount shall be zero.

               Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

               Book-Entry Certificate: Any of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9
Certificates,  Class  A-10  Certificates,  Class A-11  Certificates,  Class A-12
Certificates,  Class  A-13  Certificates,  Class A-14  Certificates,  Class A-15
Certificates,  Class  A-16  Certificates,  Class A-17  Certificates,  Class A-18
Certificates, Class A-19 Certificates or Class A-20 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

               Business  Day: Any day other than (i) a Saturday or a Sunday,  or
(ii) a legal holiday in the City of New York, State of Maryland, State of Minnesota, State of Missouri or State of Wisconsin or (iii) a day on which banking institutions in the City of New York, or the State of Maryland, State of Minnesota, State of Missouri or State of Wisconsin are authorized or obligated by law or executive order to be closed.

               Certificate: Any one of the Class A Certificates, Class AP Certificates or Class B Certificates.

               Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in Section 5.02. The initial Certificate Registrar is the Trust Administrator.

               Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

               Class: All certificates whose form is identical except for (i) variations in the Percentage Interest evidenced thereby and (ii) in the case of the Class A Certificates and Class B Certificates, variations in Subclass designation and other Subclass characteristics.

               Class A Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-12 Certificates, Class A-13 Certificates, Class A-14
Certificates,  Class  A-15  Certificates,  Class A-16  Certificates,  Class A-17
Certificates, Class A-18 Certificates, Class A-19 Certificates, Class A-20 Certificates or Class A-R Certificate.

               Class A Certificateholder: The registered holder of a Class A Certificate.

               Class A Distribution Amount: As to any Distribution Date, the aggregate amount distributable to the Subclasses of Class A Certificates pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a) on such Distribution Date.

               Class A Fixed Pass-Through Rate: As to any Distribution Date, the rate per annum set forth in Section 11.01.

               Class A Interest Accrual Amount: As to any Distribution Date, the sum of the Class A Subclass Interest Accrual Amounts with respect to such Distribution Date.

               Class A Loss Amount: With respect to any Determination Date, each of the Class A-1 Loss Amount, Class A-2 Loss Amount, Class A-3 Loss Amount, Class A-4 Loss Amount, Class A-6 Loss Amount, Class A-7 Loss Amount, Class A-8 Loss Amount, Class A-9 Loss Amount, Class A-10 Loss Amount, Class A-11 Loss Amount, Class A-12 Loss Amount, Class A-13 Loss Amount, Class A-14 Loss Amount, Class A-15 Loss Amount, Class A-16 Loss Amount, Class A-17 Loss Amount, Class A-18 Loss Amount, Class A-19 Loss Amount and Class A-20 Loss Amount.

               Class A Loss Denominator: As to any Determination Date, an amount equal to the sum of the Class A Subclass Principal Balances of the Class A Subclasses.

               Class A Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Class A Interest Accrual Amount, (ii) the sum of the Class A Subclass Unpaid Interest Shortfalls for each Class A Subclass and
(iii) the Class A Optimal Principal Amount.

               Class A Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Classes A/B Fraction with respect to such Mortgage Loan, and (y) the sum of:

               (i) the Class A Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

               (ii) the Class A Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller during such preceding month pursuant to Section 2.02 or 2.03, net of any unreimbursed Periodic Advances in respect of principal previously made by the Servicer, Master Servicer or Trust Administrator with respect to such Mortgage Loan;

               (iii) the Class A Prepayment Percentage of (a) the aggregate Net Liquidation Proceeds (other than, with respect to an Exhibit F-1 Mortgage Loan, Net Partial Liquidation Proceeds) of any such Mortgage Loan that became a Liquidated Loan in the month preceding the month of such Distribution Date (excluding the portion thereof, if any, constituting Net Foreclosure Profits) less the sum of (A) any unreimbursed Periodic Advances in respect of principal previously made by the Servicer, the Master Servicer or the Trust Administrator with respect to such Liquidated Loan and (B) the portion of the Net Liquidation Proceeds allocable to interest and (b) with respect to an Exhibit F-1 Mortgage Loan, the aggregate Net Partial Liquidation Proceeds on any such Mortgage Loan received by PHMC, as Servicer, during the related Partial Liquidation Receipt Period, less the sum of (A) the amounts allocable to principal of any unreimbursed Periodic Advances previously made by PHMC, as Servicer, the Master Servicer or the Trust Administrator and (B) the portion of the Net Partial Liquidation Proceeds allocable to interest;

               (iv) the Class A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan if such Mortgage Loan was the subject of a Prepayment in Full (a) during the month preceding the month in which such Distribution Date occurs with respect to any Exhibit F-2 Mortgage Loan or (b) during the period from and including the Determination Date in the month preceding the month of such Distribution Date up to (but not including) the Determination Date occurring in the month of such Distribution Date with respect to any Exhibit F-1 Mortgage Loan;

               (v) the Class A Prepayment  Percentage  of all partial  principal prepayments (a) received with respect to any Exhibit F-2 Mortgage Loan during the month preceding the month in which such Distribution Date occurs and (b) received with respect to any Exhibit F-1 Mortgage Loan on or after the Determination Date occurring in the month preceding the month in which such Distribution Date occurs and prior to the Determination Date occurring in the month in which such Distribution Date occurs; and

               (vi) the Class A Percentage of the difference between the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs and the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan.

               Class A Percentage: As to any Distribution Date occurring on or prior to the Cross-Over Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Pool Balance (Classes A/B Portion). As to any Distribution Date occurring subsequent to the Cross-Over Date, 100% or such lesser percentage which will cause the Class A Principal Balance to decline to zero following the distribution made on such Distribution Date.

               Class A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in February 2001, 100%. As to any Distribution Date subsequent to February 2001 to and including the Distribution Date in February 2002, the Class A Percentage as of such Distribution Date plus 70% of the Class B Percentage as of such Distribution Date. As to any Distribution Date subsequent to February 2002 to and including the Distribution Date in February 2003, the Class A Percentage as of such Distribution Date plus 60% of the Class B Percentage as of such Distribution Date. As to any Distribution Date subsequent to February 2003 to and including the Distribution Date in February 2004, the Class A Percentage as of such Distribution Date plus 40% of the Class B Percentage as of such Distribution Date. As to any Distribution Date subsequent to February 2004 to and including the Distribution Date in February 2005, the Class A Percentage as of such Distribution Date plus 20% of the Class B Percentage as of such Distribution Date. As to any Distribution Date subsequent to February 2005, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to Holders of Class A Certificates on any Distribution Date of the Class A Prepayment Percentage provided above of (a) Principal Prepayments distributable on such Distribution Date, (b) the principal portion of Net Partial Liquidation Proceeds (other than Net Partial Liquidation Proceeds with respect to Exhibit F-1 Mortgage Loans) (excluding any amount constituting Net Foreclosure Profits) of each Mortgage Loan which became a Liquidated Loan during the month preceding the month of such Distribution Date or (c) with respect to Exhibit F-1 Mortgage Loans, Net Partial Liquidation Proceeds received during the Partial Liquidation Receipt Period, would reduce the Class A Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Principal Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and (ii) if the Class A Percentage as of any Distribution Date is greater than the Original Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A Prepayment Percentage for the Distribution Date occurring in the February preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Class B Percentage shall be utilized). In order for the reduction referred to in the second through sixth sentences to be applicable, with respect to any Distribution Date (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage

Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) must be less than 50% of the current Class B Principal Balance and (b) cumulative Realized Losses shall not exceed (1) 30% of the Original Class B Principal Balance if such Distribution Date occurs between and including March 2001 and February 2002, (2) 35% of the Original Class B Principal Balance if such Distribution Date occurs between and including March 2002 and February 2003, (3) 40% of the Original Class B Principal Balance if such Distribution Date occurs between and including March 2003 and February 2004, (4) 45% of the Original Class B Principal Balance if such Distribution Date occurs between and including March 2004 and February 2005, and (5) 50% of the Original Class B Principal Balance if such Distribution Date occurs during or after March 2005. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trust Administrator, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

               Class A Principal Balance: As of any date, an amount equal to the sum of the Class A Subclass Principal Balances for the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-12 Certificates, Class A-13 Certificates, Class A-14
Certificates,  Class  A-15  Certificates,  Class A-16  Certificates,  Class A-17
Certificates, Class A-18 Certificates, Class A-19 Certificates, Class A-20 Certificates and Class A-R Certificate.

               Class A Principal Distribution Amount: As to any Distribution Date, the aggregate amount distributed in respect of the Class A Subclasses pursuant to Paragraph third clause (A) of Section 4.01(a).

               Class A Subclass: Any of the Subclasses of Class A Certificates consisting of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6
Certificates,   Class  A-7  Certificates,  Class  A-8  Certificates,  Class  A-9
Certificates,  Class  A-10  Certificates,  Class A-11  Certificates,  Class A-12
Certificates,  Class  A-13  Certificates,  Class A-14  Certificates,  Class A-15
Certificates, Class A-16 Certificates, Class A-17 Certificates, Class A-18 Certificates, Class A-19 Certificates, Class A-20 Certificates and Class A-R Certificate.

               Class A Subclass Distribution Amount: As to any Distribution Date and any Class A Subclass, the amount distributable to such Class A Subclass pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a).

               Class A Subclass Interest Accrual Amount: As to any Distribution Date and any Class A Subclass, (i) the product of (a) 1/12th of the Class A Subclass Pass-Through Rate for such Class A Subclass and (b) the Class A Subclass Principal Balance of such Class A Subclass as of the Determination Date preceding such Distribution Date minus (ii) the Class A Subclass Interest Percentage of such Class A Subclass of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date,
(y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e).

               Class A Subclass Interest Percentage: As to any Distribution Date and any Class A Subclass, the percentage calculated by dividing the Class A Subclass Interest Accrual Amount of such Class A Subclass (determined without regard to clause (ii) of the definition thereof) by the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Class A Subclass Interest Accrual Amount).

               Class A Subclass Interest Shortfall Amount: As to any Distribution Date and any Subclass of Class A Certificates, any amount by which the Class A Subclass Interest Accrual Amount of such Class A Subclass with respect to such Distribution Date exceeds the amount distributed in respect of such Class A Subclass on such Distribution Date pursuant to Paragraph first of
Section 4.01(a).

               Class A Subclass Loss Allocation Percentage: As to any Determination Date and any Class A Subclass (other than the Class A-5 Certificates), the percentage calculated by dividing the Class A Loss Amount for such Class A Subclass by the Total Class A Loss Amount for such Determination Date.

               Class A Subclass Loss Percentage: As to any Determination Date and any Subclass of Class A Certificates then outstanding, the percentage calculated by dividing the Class A Subclass Principal Balance of such Subclass by the Class A Loss Denominator (determined without regard to any Class A Subclass Principal Balance of any Subclass of Class A Certificates not then outstanding), in each case determined as of the preceding Determination Date.

               Class A Subclass Pass-Through Rate: As to each Class A Subclass other than the Class A-6, Class A-7, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19 and Class A-20 Certificates, the Class A Fixed Pass-Through Rate. As to the Class A-6, Class A-11 and Class A-13 Certificates, 7.000% per annum. As to the Class A-7 and Class A-19 Certificates, 7.450% per annum. As to the Class A-12 and Class A-17 Certificates, 8.000% per annum. As to the Class A-14 Certificates, 7.050% per annum. As to the Class A-15 Certificates, 7.400% per annum. As to the Class A-16 Certificates, 6.850% per annum. As to the Class A-18 Certificates, 6.650% per annum.
As to the Class A-20 Certificates, 7.135% per annum.

               Class A Subclass Principal Balance: As of the first Determination Date and as to any Class A Subclass, the Original Class A Subclass Principal Balance of such Class A Subclass. As of any subsequent Determination Date prior to the Cross-Over Date and as to any Class A Subclass the Original Class A Subclass Principal Balance of such Class A Subclass less the sum of (a) all amounts previously distributed in respect of such Class A Subclass on prior Distribution Dates (A) pursuant to Paragraph third clause (A) of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) all amounts previously allocated to such Class A Subclass with respect to prior Distribution Dates pursuant to Section 4.02(b). Subject to the following proviso, after the Cross-Over Date, each Class A Subclass Principal Balance will also be reduced on each Determination Date by an amount equal to the product of the Class A Subclass Loss Percentage of such Class A Subclass and the excess, if any, of (i) the Class A Principal Balance for such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (Class AP Portion) for the preceding Distribution Date; provided, however, that the amount of any such reduction for each such Subclass (other than the Class A-5 Certificates) will be reduced by the Class A Subclass Loss Allocation Percentage for such Subclass of the Class A-5 Loss Allocation Amount. After the Cross-Over Date, the Class A-5 Certificates will also be reduced by the Class A-5 Loss Allocation Amount.

               Class A Subclass  Shortfall  Percentage:  As to any  Distribution
Date and Class A Subclass, the percentage calculated by dividing the Class A Subclass Unpaid Interest Shortfall for such Class A Subclass by the Class A Unpaid Interest Shortfall, in each case determined as of the day preceding the applicable Distribution Date.

               Class A Subclass Unpaid Interest Shortfall: As to any Distribution Date and Class A Subclass, the amount, if any, by which the aggregate of the Class A Subclass Interest Shortfall Amounts for such Class A Subclass for prior Distribution Dates is in excess of the amounts distributed in respect of such Class A Subclass on prior Distribution Dates pursuant to Paragraph second of Section 4.01(a).

               Class A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Subclass Unpaid Interest Shortfalls for all the Class A Subclasses.

               Class A Voting Interest: The product of (i) the then applicable Class A Percentage and (ii) the Classes A/B Voting Interest.

               Class A-1 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-1 and Exhibit D hereto.

               Class A-1 Certificateholder: The registered holder of a Class A-1 Certificate.

               Class A-1 Loss Amount: With respect to any Determination Date after the Cross-Over Date, the amount, if any, determined with respect to the Class A Subclass Principal Balance of the Class A-1 Certificates in accordance with the third sentence of the definition of Class A Subclass Principal Balance determined without regard to the proviso set forth in such sentence.

               Class A-2 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-2 and Exhibit D hereto.

               Class A-2 Certificateholder: The registered holder of a Class A-2 Certificate.

               Class A-2 Loss Amount: With respect to any Determination Date after the Cross-Over Date, the amount, if any, determined with respect to the Class A Subclass Principal Balance of the Class A-2 Certificates in accordance with the third sentence of the definition of Class A Subclass Principal Balance determined without regard to the proviso set forth in such sentence.

               Class A-3 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-3 and Exhibit D hereto.

               Class A-3 Certificateholder: The registered holder of a Class A-3 Certificate.

               Class A-3 Loss Amount: With respect to any Determination Date after the Cross-Over Date, the amount, if any, determined with respect to the Class A Subclass Principal Balance of the Class A-3 Certificates in accordance with the third sentence of the definition of Class A Subclass Principal Balance determined without regard to the proviso set forth in such sentence.

               Class A-4 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-4 and Exhibit D hereto.

               Class A-4 Certificateholder: The registered holder of a Class A-4 Certificate.

               Class A-4 Loss Amount: With respect to any Determination Date after the Cross-Over Date, the amount, if any, determined with respect to the Class A Subclass Principal Balance of the Class A-4 Certificates in accordance with the third sentence of the definition of Class A Subclass Principal Balance determined without regard to the proviso set forth in such sentence.

               Class A-5 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-5 and Exhibit D hereto.

               Class A-5 Certificateholder: The registered holder of a Class A-5 Certificate.

               Class A-5 Loss Allocation Amount: With respect to any Determination Date after the Cross-Over Date the lesser of (a) the Class A Subclass Principal Balance of the Class A-5 Certificates with respect to such Determination Date prior to any reduction for the Class A-5 Loss Allocation Amount and (b) the Total Class A Loss Amount.

               Class A-5 Percentage: The Class A Subclass Principal Balance of the Class A-5 Certificates divided by the Pool Balance (Classes A/B Portion).

               Class A-5 Prepayment Shift Percentage for any Distribution Date will be the percentage indicated below:



Distribution Date Occurring In                    Class A-5 Prepayment Shift
                                                          Percentage

March 1996 through February 2001............                  0%
March 2001 through February 2002............                 30%
March 2002 through February 2003............                 40%
March 2003 through February 2004............                 60%
March 2004 through February 2005............                 80%
March 2005 and thereafter...................                100%

               Class A-5 Priority Amount: For any Distribution Date, the lesser of (i) the Class A Subclass Principal Balance of the Class A-5 Certificates and
(ii) the sum of (A) the product of (1) the Class A-5 Percentage and (2) the Scheduled Principal Amount and (B) the product of (1) the Class A-5 Percentage,
(2) the Class A-5 Prepayment Shift Percentage, and (3) the Unscheduled Principal Amount.

               Class A-6 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-6 and Exhibit D hereto.

               Class A-6 Certificateholder: The registered holder of a Class A-6 Certificate.

               Class A-6 Loss Amount: With respect to any Determination Date after the Cross-Over Date, the amount, if any, determined with respect to the Class A Subclass Principal Balance of the Class A-6 Certificates in accordance with the third sentence of the definition of Class A Subclass Principal Balance determined without regard to the proviso set forth in such sentence.

               Class A-7 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-7 and Exhibit D hereto.

               Class A-7 Certificateholder: The registered holder of a Class A-7 Certificate.

               Class A-7 Loss Amount: With respect to any Determination Date after the Cross-Over Date, the amount, if any, determined with respect to the Class A Subclass Principal Balance of the Class A-7 Certificates in accordance with the third sentence of the definition of Class A Subclass Principal Balance determined without regard to the proviso set forth in such sentence.

               Class A-8 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-8 and Exhibit D hereto.

               Class A-8 Certificateholder: The registered holder of a Class A-8 Certificate.

               Class A-8 Loss Amount: With respect to any Determination Date after the Cross-Over Date, the amount, if any, determined with respect to the Class A Subclass Principal Balance of the Class A-8 Certificates in accordance with the third sentence of the definition of Class A Subclass Principal Balance determined without regard to the proviso set forth in such sentence.

               Class A-9 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-9 and Exhibit D hereto.

               Class A-9 Certificateholder: The registered holder of a Class A-9 Certificate.

               Class A-9 Loss Amount: With respect to any Determination Date after the Cross-Over Date, the amount, if any, determined with respect to the Class A Subclass Principal Balance of the Class A-9 Certificates in accordance with the third sentence of the definition of Class A Subclass Principal Balance determined without regard to the proviso set forth in such sentence.

               Class A-10 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-10 and Exhibit D hereto.

               Class A-10 Certificateholder: The registered holder of a Class A-10 Certificate.

               Class A-10 Loss Amount: With respect to any Determination Date after the Cross-Over Date, the amount, if any, determined with respect to the Class A Subclass Principal Balance of the Class A-10 Certificates in accordance with the third sentence of the definition of Class A Subclass Principal Balance determined without regard to the proviso set forth in such sentence.

               Class A-11 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-11 and Exhibit D hereto.

               Class A-11 Certificateholder: The registered holder of a Class A-11 Certificate.

               Class A-11 Loss Amount: With respect to any Determination Date after the Cross-Over Date, the amount, if any, determined with respect to the Class A Subclass Principal Balance of the Class A-11 Certificates in accordance with the third sentence of the definition of Class A Subclass Principal Balance determined without regard to the proviso set forth in such sentence.

               Class A-12 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-12 and Exhibit D hereto.

               Class A-12 Certificateholder: The registered holder of a Class A-12 Certificate.

               Class A-12 Loss Amount: With respect to any Determination Date after the Cross-Over Date, the amount, if any, determined with respect to the Class A Subclass Principal Balance of the Class A-12 Certificates in accordance with the third sentence of the definition of Class A Subclass Principal Balance determined without regard to the proviso set forth in such sentence.

               Class A-13 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-13 and Exhibit D hereto.

               Class A-13 Certificateholder: The registered holder of a Class A-13 Certificate.

               Class A-13 Loss Amount: With respect to any Determination Date after the Cross-Over Date, the amount, if any, determined with respect to the Class A Subclass Principal Balance of the Class A-13 Certificates in accordance with the third sentence of the definition of Class A Subclass Principal Balance determined without regard to the proviso set forth in such sentence.

               Class A-14 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-14 and Exhibit D hereto.

               Class A-14 Certificateholder: The registered holder of a Class A-14 Certificate.

               Class A-14 Loss Amount: With respect to any Determination Date after the Cross-Over Date, the amount, if any, determined with respect to the Class A Subclass Principal Balance of the Class A-14 Certificates in accordance with the third sentence of the definition of Class A Subclass Principal Balance determined without regard to the proviso set forth in such sentence.

               Class A-15 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-15 and Exhibit D hereto.

               Class A-15 Certificateholder: The registered holder of a Class A-15 Certificate.

               Class A-15 Loss Amount: With respect to any Determination Date after the Cross-Over Date, the amount, if any, determined with respect to the Class A Subclass Principal Balance of the Class A-15 Certificates in accordance with the third sentence of the definition of Class A Subclass Principal Balance determined without regard to the proviso set forth in such sentence.

               Class A-16 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-16 and Exhibit D hereto.

               Class A-16 Certificateholder: The registered holder of a Class A-16 Certificate.

               Class A-16 Loss Amount: With respect to any Determination Date after the Cross-Over Date, the amount, if any, determined with respect to the Class A Subclass Principal Balance of the Class A-16 Certificates in accordance with the third sentence of the definition of Class A Subclass Principal Balance determined without regard to the proviso set forth in such sentence.

               Class A-17 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-17 and Exhibit D hereto.

               Class A-17 Certificateholder: The registered holder of a Class A-17 Certificate.

               Class A-17 Loss Amount: With respect to any Determination Date after the Cross-Over Date, the amount, if any, determined with respect to the Class A Subclass Principal Balance of the Class A-17 Certificates in accordance with the third sentence of the definition of Class A Subclass Principal Balance determined without regard to the proviso set forth in such sentence.

               Class A-18 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-18 and Exhibit D hereto.

               Class A-18 Certificateholder: The registered holder of a Class A-18 Certificate.

               Class A-18 Loss Amount: With respect to any Determination Date after the Cross-Over Date, the amount, if any, determined with respect to the Class A Subclass Principal Balance of the Class A-18 Certificates in accordance with the third sentence of the definition of Class A Subclass Principal Balance determined without regard to the proviso set forth in such sentence.

               Class A-19 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-19 and Exhibit D hereto.

               Class A-19 Certificateholder: The registered holder of a Class A-19 Certificate.

               Class A-19 Loss Amount: With respect to any Determination Date after the Cross-Over Date, the amount, if any, determined with respect to the Class A Subclass Principal Balance of the Class A-19 Certificates in accordance with the third sentence of the definition of Class A Subclass Principal Balance determined without regard to the proviso set forth in such sentence.

               Class A-20 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-20 and Exhibit D hereto.

               Class A-20 Certificateholder: The registered holder of a Class A-20 Certificate.

               Class A-20 Loss Amount: With respect to any Determination Date after the Cross-Over Date, the amount, if any, determined with respect to the Class A Subclass Principal Balance of the Class A-20 Certificates in accordance with the third sentence of the definition of Class A Subclass Principal Balance determined without regard to the proviso set forth in such sentence.

               Class A-R Certificate: The Certificate executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-R and Exhibit D hereto.

               Class A-R Certificateholder: The registered holder of the Class A-R Certificate.

               Class AP Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit C and Exhibit D hereto.

               Class AP Certificateholder: The registered holder of a Class AP Certificate.

               Class AP Deferred Amount: For any Distribution Date prior to the Cross-Over Date, the difference between (A) the sum of (i) the amount by which the sum of the Class AP Optimal Principal Amounts for all prior Distribution Dates exceeded the amounts distributed on the Class AP Certificates on such prior Distribution Dates pursuant to Paragraph third clause (B) of Section 4.01(a) and (ii) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan in any month preceding the month of the current Distribution Date of (a) the Class AP Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such

Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses and (B) amounts distributed on the Class AP Certificates on prior Distribution Dates pursuant to Paragraph fourth of Section 4.01(a). On or after the Cross-Over Date, the Class AP Deferred Amount will be zero. No interest will accrue on any Class AP Deferred Amount.

               Class AP Distribution Amount: As to any Distribution Date, the aggregate amount distributable to the Class AP Certificates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a) on such Distribution Date.

               Class AP Fraction: With respect to any Discount Mortgage Loan, the difference between 1.0 and the Classes A/B Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero.

               Class AP Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum as to each Outstanding Mortgage Loan, of the product of (x) the Class AP Fraction with respect to such Mortgage Loan and (y) the sum of:

               (i) (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

               (ii) the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller during such preceding month pursuant to
        Section 2.02 or 2.03, net of any unreimbursed Periodic Advances in respect of principal previously made by the Servicer, Master Servicer or Trust Administrator with respect to such Mortgage Loan;

               (iii) (a) the aggregate Net Liquidation Proceeds (other than, with respect to an Exhibit F-1 Mortgage Loan, Net Partial Liquidation Proceeds) of any such Mortgage Loan that became a Liquidated Loan in the month preceding the month of such Distribution Date (excluding the portion thereof, if any, constituting Net Foreclosure Profits) less the sum of (A) any unreimbursed Periodic Advances in respect of principal previously made by the Servicer, Master Servicer or Trust Administrator with respect to such Liquidated Loan and (B) the portion of the Net Liquidation Proceeds allocable to interest and (b) with respect to an Exhibit F-1 Mortgage Loan, the aggregate Net Partial Liquidation Proceeds on any such Mortgage Loan received by PHMC, as Servicer, during the related Partial Liquidation Receipt Period, less the sum of (A) the amounts allocable to principal of any unreimbursed Periodic Advances previously made by PHMC, as Servicer, the Master Servicer or the Trust Administrator and (B) the portion of the Net Partial Liquidation Proceeds allocable to interest;

               (iv) the  Scheduled  Principal  Balance of such  Mortgage Loan if such Mortgage Loan was the subject of a Prepayment in Full (a) during the month preceding the month in which such Distribution Date occurs with respect to any Exhibit F-2 Mortgage Loan or (b) during the period from and including the Determination Date in the month preceding the month of such Distribution Date up to (but not including) the Determination Date occurring in the month of such Distribution Date with respect to any Exhibit F-1 Mortgage Loan;

               (v) all partial principal prepayments (a) received with respect to any Exhibit F-2 Mortgage Loan during the month preceding the month in which such Distribution Date occurs and (b) received with respect to any Exhibit F-1 Mortgage Loan on or after the Determination Date occurring in the month preceding the month in which such Distribution Date occurs and prior to the Determination Date occurring in the month in which such Distribution Date occurs; and

               (vi) the difference between the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs and the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan.

               Class AP Principal Balance: As to the first Determination Date, the Original Class AP Principal Balance. As of any subsequent Determination Date prior to the Cross-Over Date, the Original Class AP Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class AP Certificates on prior Distribution Dates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a) and (b) the Realized Losses previously allocated to the Class AP Certificates pursuant to Section 4.02(b). On or after the Cross-Over Date, the Class AP Principal Balance will also be reduced on each Determination Date by an amount equal to the difference, if any, between the Class AP Principal Balance as of such Determination Date and the Adjusted Pool Amount (Class AP Portion) as of the preceding Distribution Date.

               Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates or Class B-6 Certificates.

               Class B Certificateholder: The registered holder of a Class B Certificate.

               Class B Interest Accrual Amount: As to any Distribution Date, the sum of the Class B Subclass Interest Accrual Amounts with respect to such Distribution Date.

               Class B Pass-Through Rate: As to any Distribution Date, 7.250% per annum.

               Class B Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Percentage for such date.

               Class B Prepayment Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Prepayment Percentage for such date.

               Class B Principal Balance: As of any date, an amount equal to the sum of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal
Balance.

               Class B Subclass:  Any of the Class B-1  Certificates,  Class B-2
Certificates,   Class  B-3  Certificates,  Class  B-4  Certificates,  Class  B-5
Certificates or Class B-6 Certificates.

               Class B Subclass Distribution Amount: Any of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Distribution Amounts.

               Class B Subclass Interest Accrual Amount: As to any Distribution Date and any Class B Subclass, an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Class B Subclass Principal Balance of such Class B Subclass as of the Determination Date preceding such Distribution Date minus (ii) the Class B Subclass Interest Percentage of such Class B Subclass of
(x) any Non-Supported Interest Shortfall allocated to the Class B Certificates with respect to such Distribution Date and (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class B Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

               Class B Subclass Interest Percentage: As to any Distribution Date and any Class B Subclass, the percentage calculated by dividing the Class B Subclass Interest Accrual Amount of such Class B Subclass (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Class B Subclass Interest Accrual Amount).

               Class B Subclass Interest Shortfall Amount: Any of the Class B-1 Interest Shortfall Amount, Class B-2 Interest Shortfall Amount, Class B-3
Interest Shortfall Amount, Class B-4 Interest Shortfall Amount, Class B-5 Interest Shortfall Amount or Class B-6 Interest Shortfall Amount.

               Class B Subclass Loss Percentage: As to any Determination Date and any Class B Subclass then-outstanding, the percentage calculated by dividing the Class B Subclass Principal Balance of such Class B Subclass by the Class B Principal Balance (determined without regard to any Class B Subclass Principal Balance of any Class B Subclass not then outstanding), in each case determined as of the preceding Determination Date.

               Class B Subclass Percentage: Any one of the Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage, Class B-5 Percentage or Class B-6 Percentage.

               Class B Subclass Prepayment Percentage: Any of the Class B-1 Prepayment Percentage, Class B-2 Prepayment Percentage, Class B-3 Prepayment Percentage, Class B-4 Prepayment Percentage, Class B-5 Prepayment Percentage or Class B-6 Prepayment Percentage.

               Class B Subclass Principal Balance: Any of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance or Class B-6 Principal Balance.

               Class B Subclass Unpaid Interest Shortfall: Any of the Class B-1 Unpaid Interest Shortfall, Class B-2 Unpaid Interest Shortfall, Class B-3 Unpaid Interest Shortfall, Class B-4 Unpaid Interest Shortfall, Class B-5 Unpaid Interest Shortfall or Class B-6 Unpaid Interest Shortfall.

               Class B-1 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit D hereto.

               Class B-1 Certificateholder: The registered holder of a Class B-1 Certificate.

               Class B-1 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-1 Certificates pursuant to Paragraphs fifth, sixth and seventh of Section 4.01(a).

               Class B-1 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 Certificates on such Distribution Date pursuant to Paragraph fifth of Section 4.01(a).

               Class B-1 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Classes A/B Fraction with respect to such Mortgage Loan and (y) the sum of:

               (i) the Class B-1 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

               (ii) the Class B-1 Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller during such preceding month pursuant to Section 2.02 or 2.03, net of any unreimbursed Periodic Advances in respect of principal previously made by the Servicer, Master Servicer or Trust Administrator with respect to such Mortgage Loan;

               (iii) the Class B-1 Prepayment Percentage of (a) the aggregate Net Liquidation Proceeds (other than, with respect to an Exhibit F-1 Mortgage Loan, Net Partial Liquidation Proceeds) of any such Mortgage Loan that became a Liquidated Loan in the month preceding the month of such Distribution Date (excluding the portion thereof, if any, constituting Net Foreclosure Profits) less the sum of (A) any unreimbursed Periodic Advances in respect of principal previously made by the Servicer, the Master Servicer or the Trust Administrator with respect to such Liquidated Loan and (B) the portion of the Net Liquidation Proceeds allocable to interest and (b) with respect to an Exhibit F-1 Mortgage Loan, the aggregate Net Partial Liquidation Proceeds on any such Mortgage Loan received by PHMC, as Servicer, during the related Partial Liquidation Receipt Period, less the sum of (A) the amounts allocable to principal of any unreimbursed Periodic Advances previously made by PHMC, as Servicer, the Master Servicer or the Trust Administrator and (B) the portion of the Net Partial Liquidation Proceeds allocable to interest;

               (iv) the Class B-1 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan if such Mortgage Loan was the subject of a Prepayment in Full (a) during the month preceding the month in which such Distribution Date occurs with respect to any Exhibit F-2 Mortgage Loan or (b) during the period from and including the Determination Date in the month preceding the month of such Distribution Date up to (but not including) the Determination Date occurring in the month of such Distribution Date with respect to any Exhibit F-1 Mortgage Loan;

               (v) the Class B-1 Prepayment  Percentage of all partial principal prepayments (a) received with respect to any Exhibit F-2 Mortgage Loan during the month preceding the month in which such Distribution Date occurs and (b) received with respect to any Exhibit F-1 Mortgage Loan on or after the Determination Date occurring in the month preceding the month in which such Distribution Date occurs and prior to the Determination Date occurring in the month in which such Distribution Date occurs; and

               (vi) the Class B-1 Prepayment Percentage of the difference between the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs and the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-1 Optimal Principal Amount will equal the lesser of (A) the Class B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-1 Certificates.

               Class B-1 Percentage: As to any Distribution Date, the percentage calculated by multiplying (i) the Class B Percentage by (ii) a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d).

               Class B-1 Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying (i) the Class B Prepayment Percentage by
(ii) a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d).

               Class B-1 Principal Balance: As to the first Determination Date, the Original Class B-1 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-1 Principal Balance less the sum of
(a) all amounts previously distributed in respect of the Class B-1 Certificates on prior Distribution Dates (A) pursuant to Paragraph seventh of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses previously allocated to the Class B-1 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance and the Class AP Principal Balance as of such Determination Date.

               Class B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 Certificates on prior Distribution Dates pursuant to Paragraph sixth of Section 4.01(a).

               Class B-2 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit D hereto.

               Class B-2 Certificateholder: The registered holder of a Class B-2 Certificate.

               Class B-2 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-2 Certificates pursuant to Paragraphs eighth, ninth and tenth of Section 4.01(a).

               Class B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 Certificates on such Distribution Date pursuant to Paragraph eighth of Section 4.01(a).

               Class B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Classes A/B Fraction with respect to such Mortgage Loan and (y) the sum of:

               (i) the Class B-2 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

               (ii) the Class B-2 Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller during such preceding month pursuant to Section 2.02 or 2.03, net of any unreimbursed Periodic Advances in respect of principal previously made by the Servicer, Master Servicer or Trust Administrator with respect to such Mortgage Loan;

               (iii) the Class B-2 Prepayment Percentage of (a) the aggregate Net Liquidation Proceeds (other than, with respect to an Exhibit F-1 Mortgage Loan, Net Partial Liquidation Proceeds) of any such Mortgage Loan that became a Liquidated Loan in the month preceding the month of such Distribution Date (excluding the portion thereof, if any, constituting Net Foreclosure Profits) less the sum of (A) any unreimbursed Periodic Advances in respect of principal previously made by the Servicer, the Master Servicer or the Trust Administrator with respect to such Liquidated Loan and (B) the portion of the Net Liquidation Proceeds allocable to interest and (b) with respect to an Exhibit F-1 Mortgage Loan, the aggregate Net Partial Liquidation Proceeds on any such Mortgage Loan received by PHMC, as Servicer, during the related Partial Liquidation Receipt Period, less the sum of (A) the amounts allocable to principal of any unreimbursed Periodic Advances previously made by PHMC, as Servicer, the Master Servicer or the Trust Administrator and (B) the portion of the Net Partial Liquidation Proceeds allocable to interest;

               (iv) the Class B-2 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan if such Mortgage Loan was the subject of a Prepayment in Full (a) during the month preceding the month in which such Distribution Date occurs with respect to any Exhibit F-2 Mortgage Loan or (b) during the period from and including the Determination Date in the month preceding the month of such Distribution Date up to (but not including) the Determination Date occurring in the month of such Distribution Date with respect to any Exhibit F-1 Mortgage Loan;

               (v) the Class B-2 Prepayment  Percentage of all partial principal prepayments (a) received with respect to any Exhibit F-2 Mortgage Loan during the month preceding the month in which such Distribution Date occurs and (b) received with respect to any Exhibit F-1 Mortgage Loan on or after the Determination Date occurring in the month preceding the month in which such Distribution Date occurs and prior to the Determination Date occurring in the month in which such Distribution Date occurs; and

               (vi) the Class B-2 Prepayment Percentage of the difference between the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs and the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-2 Optimal Principal Amount will equal the lesser of (A) the Class B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-2 Certificates.

               Class B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B
Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Percentage for such Distribution Date will be zero.

               Class B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Prepayment Percentage for such Distribution Date will be zero.

               Class B-2 Principal Balance: As to the first Determination Date, the Original Class B-2 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-2 Principal Balance less the sum of
(a) all amounts previously distributed in respect of the Class B-2 Certificates on prior Distribution Dates (A) pursuant to Paragraph tenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses previously allocated to the Class B-2 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class AP Principal Balance and the Class B-1 Principal Balance as of such Determination Date.

               Class B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 Certificates on prior Distribution Dates pursuant to Paragraph ninth of Section 4.01(a).

               Class B-3 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-3 and Exhibit D hereto.

               Class B-3 Certificateholder: The registered holder of a Class B-3 Certificate.

               Class B-3 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-3 Certificates pursuant to Paragraphs eleventh, twelfth and thirteenth of Section 4.01(a).

               Class B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 Certificates on such Distribution Date pursuant to Paragraph eleventh of Section 4.01(a).

               Class B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Classes A/B Fraction with respect to such Mortgage Loan and (y) the sum of:

               (i) the Class B-3 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

               (ii) the Class B-3 Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller during such preceding month pursuant to Section 2.02 or 2.03, net of any unreimbursed Periodic Advances in respect of principal previously made by the Servicer, Master Servicer or Trust Administrator with respect to such Mortgage Loan;

               (iii) the Class B-3 Prepayment Percentage of (a) the aggregate Net Liquidation Proceeds (other than, with respect to an Exhibit F-1 Mortgage Loan, Net Partial Liquidation Proceeds) of any such Mortgage Loan that became a Liquidated Loan in the month preceding the month of such Distribution Date (excluding the portion thereof, if any, constituting Net Foreclosure Profits) less the sum of (A) any unreimbursed Periodic Advances in respect of principal previously made by the Servicer, the Master Servicer or the Trust Administrator with respect to such Liquidated Loan and (B) the portion of the Net Liquidation Proceeds allocable to interest and (b) with respect to an Exhibit F-1 Mortgage Loan, the aggregate Net Partial Liquidation Proceeds on any such Mortgage Loan received by PHMC, as Servicer, during the related Partial Liquidation Receipt Period, less the sum of (A) the amounts allocable to principal of any unreimbursed Periodic Advances previously made by PHMC, as Servicer, the Master Servicer or the Trust Administrator and (B) the portion of the Net Partial Liquidation Proceeds allocable to interest;

               (iv) the Class B-3 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan if such Mortgage Loan was the subject of a Prepayment in Full (a) during the month preceding the month in which such Distribution Date occurs with respect to any Exhibit F-2 Mortgage Loan or (b) during the period from and including the Determination Date in the month preceding the month of such Distribution Date up to (but not including) the Determination Date occurring in the month of such Distribution Date with respect to any Exhibit F-1 Mortgage Loan;

               (v) the Class B-3 Prepayment  Percentage of all partial principal prepayments (a) received with respect to any Exhibit F-2 Mortgage Loan during the month preceding the month in which such Distribution Date occurs and (b) received with respect to any Exhibit F-1 Mortgage Loan on or after the Determination Date occurring in the month preceding the month in which such Distribution Date occurs and prior to the Determination Date occurring in the month in which such Distribution Date occurs; and

               (vi) the Class B-3 Prepayment Percentage of the difference between the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs and the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-3 Optimal Principal Amount will equal the lesser of (A) the Class B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-3 Certificates.

               Class B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B
Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Percentage for such Distribution Date will be zero.

               Class B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Prepayment Percentage for such Distribution Date will be zero.

               Class B-3 Principal Balance: As to the first Determination Date, the Original Class B-3 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-3 Principal Balance less the sum of
(a) all amounts previously distributed in respect of the Class B-3 Certificates on prior Distribution Dates (A) pursuant to Paragraph thirteenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses previously allocated to the Class B-3 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class AP Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance as of such Determination Date.

               Class B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 Certificates on prior Distribution Dates pursuant to Paragraph twelfth of Section 4.01(a).

               Class B-4 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-4 and Exhibit D hereto.

               Class B-4 Certificateholder: The registered holder of a Class B-4 Certificate.

               Class B-4 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-4 Certificates pursuant to Paragraphs fourteenth, fifteenth and sixteenth of Section 4.01(a).

               Class B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a).

               Class B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Classes A/B Fraction with respect to such Mortgage Loan and (y) the sum of:

               (i) the Class B-4 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

               (ii) the Class B-4 Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller during such preceding month pursuant to Section 2.02 or 2.03, net of any unreimbursed Periodic Advances in respect of principal previously made by the Servicer, Master Servicer or Trust Administrator with respect to such Mortgage Loan;

               (iii) the Class B-4 Prepayment Percentage of (a) the aggregate Net Liquidation Proceeds (other than, with respect to an Exhibit F-1 Mortgage Loan, Net Partial Liquidation Proceeds) of any such Mortgage Loan that became a Liquidated Loan in the month preceding the month of such Distribution Date (excluding the portion thereof, if any, constituting Net Foreclosure Profits) less the sum of (A) any unreimbursed Periodic Advances in respect of principal previously made by the Servicer, the Master Servicer or the Trust Administrator with respect to such Liquidated Loan and (B) the portion of the Net Liquidation Proceeds allocable to interest and (b) with respect to an Exhibit F-1 Mortgage Loan, the aggregate Net Partial Liquidation Proceeds on any such Mortgage Loan received by PHMC, as Servicer, during the related Partial Liquidation Receipt Period, less the sum of (A) the amounts allocable to principal of any unreimbursed Periodic Advances previously made by PHMC, as Servicer, the Master Servicer or the Trust Administrator and (B) the portion of the Net Partial Liquidation Proceeds allocable to interest;

               (iv) the Class B-4 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan if such Mortgage Loan was the subject of a Prepayment in Full (a) during the month preceding the month in which such Distribution Date occurs with respect to any Exhibit F-2 Mortgage Loan or (b) during the period from and including the Determination Date in the month preceding the month of such Distribution Date up to (but not including) the Determination Date occurring in the month of such Distribution Date with respect to any Exhibit F-1 Mortgage Loan;

               (v) the Class B-4 Prepayment  Percentage of all partial principal prepayments (a) received with respect to any Exhibit F-2 Mortgage Loan during the month preceding the month in which such Distribution Date occurs and (b) received with respect to any Exhibit F-1 Mortgage Loan on or after the Determination Date occurring in the month preceding the month in which such Distribution Date occurs and prior to the Determination Date occurring in the month in which such Distribution Date occurs; and

               (vi) the Class B-4 Prepayment Percentage of the difference between the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs and the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-4 Optimal Principal Amount will equal the lesser of (A) the Class B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-4 Certificates.

               Class B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B
Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Percentage for such Distribution Date will be zero.

               Class B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Prepayment Percentage for such Distribution Date will be zero.

               Class B-4 Principal Balance: As to the first Determination Date, the Original Class B-4 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-4 Principal Balance less the sum of
(a) all amounts previously distributed in respect of the Class B-4 Certificates on prior Distribution Dates (A) pursuant to Paragraph sixteenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses previously allocated to the Class B-4 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class AP Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance as of such Determination Date.

               Class B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth of Section 4.01(a).

               Class B-5 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-5 and Exhibit D hereto.

               Class B-5 Certificateholder: The registered holder of a Class B-5 Certificate.

               Class B-5 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-5 Certificates pursuant to Paragraphs seventeenth, eighteenth, and nineteenth of Section 4.01(a).

               Class B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 Certificates on such Distribution Date pursuant to Paragraph seventeenth of Section 4.01(a).

               Class B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Classes A/B Fraction with respect to such Mortgage Loan and (y) the sum of:

               (i) the Class B-5 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

               (ii) the Class B-5 Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller during such preceding month pursuant to Section 2.02 or 2.03, net of any unreimbursed Periodic Advances in respect of principal previously made by the Servicer, Master Servicer or Trust Administrator with respect to such Mortgage Loan;

               (iii) the Class B-5 Prepayment Percentage of (a) the aggregate Net Liquidation Proceeds (other than, with respect to an Exhibit F-1 Mortgage Loan, Net Partial Liquidation Proceeds) of any such Mortgage Loan that became a Liquidated Loan in the month preceding the month of such Distribution Date (excluding the portion thereof, if any, constituting Net Foreclosure Profits) less the sum of (A) any unreimbursed Periodic Advances in respect of principal previously made by the Servicer, the Master Servicer or the Trust Administrator with respect to such Liquidated Loan and (B) the portion of the Net Liquidation Proceeds allocable to interest and (b) with respect to an Exhibit F-1 Mortgage Loan, the aggregate Net Partial Liquidation Proceeds on any such Mortgage Loan received by PHMC, as Servicer, during the related Partial Liquidation Receipt Period, less the sum of (A) the amounts allocable to principal of any unreimbursed Periodic Advances previously made by PHMC, as Servicer, the Master Servicer or the Trust Administrator and (B) the portion of the Net Partial Liquidation Proceeds allocable to interest;

               (iv) the Class B-5 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan if such Mortgage Loan was the subject of a Prepayment in Full (a) during the month preceding the month in which such Distribution Date occurs with respect to any Exhibit F-2 Mortgage Loan or (b) during the period from and including the Determination Date in the month preceding the month of such Distribution Date up to (but not including) the Determination Date occurring in the month of such Distribution Date with respect to any Exhibit F-1 Mortgage Loan;

               (v) the Class B-5 Prepayment  Percentage of all partial principal prepayments (a) received with respect to any Exhibit F-2 Mortgage Loan during the month preceding the month in which such Distribution Date occurs and (b) received with respect to any Exhibit F-1 Mortgage Loan on or after the Determination Date occurring in the month preceding the month in which such Distribution Date occurs and prior to the Determination Date occurring in the month in which such Distribution Date occurs; and

               (vi) the Class B-5 Prepayment Percentage of the difference between the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs and the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-5 Optimal Principal Amount will equal the lesser of (A) the Class B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-5 Certificates.

               Class B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B
Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Percentage for such Distribution Date will be zero.

               Class B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Prepayment Percentage for such Distribution Date will be zero.

               Class B-5 Principal Balance: As to the first Determination Date, the Original Class B-5 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-5 Principal Balance less the sum of
(a) all amounts previously distributed in respect of the Class B-5 Certificates on prior Distribution Dates (A) pursuant to Paragraph nineteenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses previously allocated to the Class B-5 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class AP Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the Class B-4 Principal Balance as of such Determination Date.

               Class B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth of Section 4.01(a).

               Class B-6 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-6 and Exhibit D hereto.

               Class B-6 Certificateholder: The registered holder of a Class B-6 Certificate.

               Class B-6 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-6 Certificates pursuant to Paragraphs twentieth, twenty-first, and twenty-second of Section 4.01(a).

               Class B-6 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-6 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-6 Certificates on such Distribution Date pursuant to Paragraph twentieth of Section 4.01(a).

               Class B-6 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Classes A/B Fraction with respect to such Mortgage Loan and (y) the sum of:

               (i) the Class B-6 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

               (ii) the Class B-6 Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller during such preceding month pursuant to Section 2.02 or 2.03, net of any unreimbursed Periodic Advances in respect of principal previously made by the Servicer, Master Servicer or Trust Administrator with respect to such Mortgage Loan;

               (iii) the Class B-6 Prepayment Percentage of (a) the aggregate Net Liquidation Proceeds (other than, with respect to an Exhibit F-1 Mortgage Loan, Net Partial Liquidation Proceeds) of any such Mortgage Loan that became a Liquidated Loan in the month preceding the month of such Distribution Date (excluding the portion thereof, if any, constituting Net Foreclosure Profits) less the sum of (A) any unreimbursed Periodic Advances in respect of principal previously made by the Servicer, the Master Servicer or the Trust Administrator with respect to such Liquidated Loan and (B) the portion of the Net Liquidation Proceeds allocable to interest and (b) with respect to an Exhibit F-1 Mortgage Loan, the aggregate Net Partial Liquidation Proceeds on any such Mortgage Loan received by PHMC, as Servicer, during the related Partial Liquidation Receipt Period, less the sum of (A) the amounts allocable to principal of any unreimbursed Periodic Advances previously made by PHMC, as Servicer, the Master Servicer or the Trust Administrator and (B) the portion of the Net Partial Liquidation Proceeds allocable to interest;

               (iv) the Class B-6 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan if such Mortgage Loan was the subject of a Prepayment in Full (a) during the month preceding the month in which such Distribution Date occurs with respect to any Exhibit F-2 Mortgage Loan or (b) during the period from and including the Determination Date in the month preceding the month of such Distribution Date up to (but not including) the Determination Date occurring in the month of such Distribution Date with respect to any Exhibit F-1 Mortgage Loan;

               (v) the Class B-6 Prepayment  Percentage of all partial principal prepayments (a) received with respect to any Exhibit F-2 Mortgage Loan during the month preceding the month in which such Distribution Date occurs and (b) received with respect to any Exhibit F-1 Mortgage Loan on or after the Determination Date occurring in the month preceding the month in which such Distribution Date occurs and prior to the Determination Date occurring in the month in which such Distribution Date occurs; and

               (vi) the Class B-6 Prepayment Percentage of the difference between the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs and the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-6 Optimal Principal Amount will equal the lesser of (A) the Class B-6 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-6 Certificates.

               Class B-6 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B
Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-6 Percentage for such Distribution Date will be zero.

               Class B-6 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-6 Prepayment Percentage for such Distribution Date will be zero.

               Class B-6 Principal Balance: As to the first Determination Date, the Original Class B-6 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-6 Principal Balance less the sum of
(a) all amounts previously distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second of Section 4.01(a) and (b) the Realized Losses previously allocated to the Class B-6 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class AP Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance and the Class B-5 Principal Balance as of such Determination Date.

               Class B-6 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-6 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first of Section 4.01(a).

               Classes A/B Fraction: With respect to any Mortgage Loan, the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by 7.250%.

               Classes A/B Voting Interest: The ratio obtained by dividing the Pool Balance (Classes A/B Portion) by the sum of the Pool Balance (Classes A/B Portion) and the Pool Balance (Class AP Portion).

               Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

               Clearing Agency Indirect Participant: A broker, dealer, bank, financial institution or other Person that clears securities transactions through or maintains a custodial relationship with a Clearing Agency Participant, either directly or indirectly.

               Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

               Closing Date: The date of initial issuance of the Certificates, as set forth in Section 11.22.

               Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S.
Department  of  the  Treasury   temporary  or  final   regulations   promulgated
thereunder.

               Co-op  Shares:   Shares  issued  by  private  non-profit  housing
corporations.

               Corporate  Trust  Office:  The  principal  office  of  the  Trust
Administrator or the Trustee, as the case may be, at which at any particular time its corporate trust business shall be administered, which office, with respect to the Trust Administrator, at the date of the execution of this instrument is located at 180 East Fifth Street, St. Paul, Minnesota 55101 and, with respect to the Trustee, at the date of the execution of this instrument is located at 615 East Michigan Street, Lewis Center, 4th Floor, Milwaukee, Wisconsin 53202.

               Countrywide Servicing Agreement: The Servicing Agreement among PHMC, Securitized Asset Services Corporation and Countrywide Funding Corporation dated as of October 10, 1994.

               Cross-Over Date: The first Distribution Date with respect to which the Class A Percentage (determined pursuant to clause (ii) of the definition thereof) equals or exceeds 100%.

               Current  Class  A  Interest   Distribution   Amount:  As  to  any
Distribution Date, the amount distributed in respect of the Class A Subclasses pursuant to Paragraph first of Section 4.01(a) on such Distribution Date.

               Current Class B Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class B Certificates pursuant to Paragraphs fifth, eighth, eleventh, fourteenth, seventeenth and twentieth of Section 4.01(a) on such Distribution Date.

               Current Class B-1 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the

Class A Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-1 Fractional Interest.

               Current Class B-2 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-2 Fractional Interest.

               Current Class B-3 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-3 Fractional Interest.

               Current Class B-4 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balance of the Class B-5 and Class B-6 Certificates by the sum of the Class A Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-4 Fractional Interest.

               Current Class B-5 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Class B Subclass Principal Balance of the Class B-6 Certificates by the sum of the Class A Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-5 Fractional Interest.

               Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

               Curtailment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on the amount of any Curtailment with respect to an Exhibit F-2 Mortgage Loan that was received during the month preceding the month in which such Distribution Date occurs at the Net Mortgage Interest Rate for such Mortgage Loan from the date of application by the related Servicer of such Curtailment through the last day of the month in which it was received. On any Distribution Date which occurs on or after the Cross-Over Date, with respect to any Exhibit F-1 Mortgage Loan, the amount of interest, if any, that would have accrued on the amount of any Curtailment with respect to a Mortgage Loan that was received on or after the Determination Date in the month preceding the month in which such Distribution Date occurs but prior to the first day of the month in which such Distribution Date occurs at the Net Mortgage Interest Rate for such Mortgage Loan from the date of application of such Curtailment through the last day of the month in which received.

               Custodial Agreement: The Custodial Agreement, if any, from time to time in effect between the Custodian named therein, a Servicer and the Trust Administrator, substantially in the form of Exhibit E hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

               Custodial P&I Account: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements relating to six of the Servicers), the Master Servicer shall require that any such account shall be acceptable to each of the Rating Agencies.

               Custodian: Initially, the Trust Administrator, and thereafter the Custodian, if any, hereafter appointed by the Trust Administrator pursuant to
Section 8.13, or its successor in interest under the Custodial Agreement. The Custodian may (but need not) be the Trustee, the Trust Administrator or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither a Servicer, nor the Seller nor the Master Servicer nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

               Cut-Off Date: The first day of the month of initial issuance of the Certificates as set forth in Section 11.02.

               Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans is as set forth in Section 11.03.

               Cut-Off Date Principal Balance: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Principal Prepayments received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the related Servicer on or before the Cut-Off Date.

               Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

               Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

               Definitive Certificates: As defined in Section 5.07.

               Denomination: The amount, if any, specified on the face of each Certificate representing the principal portion of the Cut-Off Date Aggregate Principal Balance evidenced by such Certificate.

               Determination Date: The 17th day of the month in which the related Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

               Discount Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of less than 7.25%.

               Distribution Date: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

               Due Date: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

               Eligible Account: One or more accounts (i) that are maintained with a depository institution whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each of the Rating Agencies, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured, as evidenced by an Opinion of Counsel delivered to the Trust Administrator, such that the Trust Administrator, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to each of the Rating Agencies and would not cause the Trust Estate to fail to qualify as a REMIC or result in the imposition of any federal tax on the REMIC.

               Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

                (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

               (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

              (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

               (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

                (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

               (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United
        States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

              (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency; and

             (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency.

               In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

               ERISA: The Employee Retirement Income Security Act of 1974, as amended.

               ERISA Plan: Any Person which is an employee benefit plan within the meaning of Section 3(3) of ERISA.

               ERISA Prohibited Holder: As defined in Section 5.02(d).

               Errors and Omissions Policy: As defined in each of the Servicing Agreements.

               Event  of  Default:   Any  of  the  events
specified in Section 7.01.

               Excess Bankruptcy Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Bankruptcy Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date exceed the then-applicable Bankruptcy Loss Amount, then the portion of such Bankruptcy Loss represented by the ratio of (a) the excess of the Aggregate Current Bankruptcy Losses over the then-applicable Bankruptcy Loss Amount, divided by (b) the Aggregate Current Bankruptcy Losses or (ii) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date are less than or equal to the then-applicable Bankruptcy Loss Amount, then zero. In addition, any Bankruptcy Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Bankruptcy Loss.

               Excess Fraud Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Fraud Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Fraud Losses with respect to such Distribution Date exceed the then-applicable Fraud Loss Amount, then the portion of such Fraud Loss represented by the ratio of (a) the excess of the Aggregate Current Fraud Losses over the then-applicable Fraud Loss Amount, divided by (b) the Aggregate Current Fraud Losses, or (ii) if the Aggregate Current Fraud Losses with respect to such Distribution Date are less than or equal to the then-applicable Fraud Loss Amount, then zero. In addition, any Fraud Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Fraud Loss.

               Excess Special Hazard Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Special Hazard Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date exceed the then-applicable Special Hazard Loss Amount, then the portion of such Special Hazard Loss represented by the ratio of (a) the excess of the Aggregate Current Special Hazard Losses over the then-applicable Special Hazard Loss Amount, divided by (b) the Aggregate Current Special Hazard Losses, or (ii) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date are less than or equal to the then-applicable Special Hazard Loss Amount, then zero. In addition, any Special Hazard Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Special Hazard Loss.

               Exhibit F-1 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-1 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under the PHMC Servicing Agreement.

               Exhibit F-2 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-2 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under an Other Servicing Agreement.

               FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

               FHLMC:  The  Federal  Home  Loan  Mortgage   Corporation  or  any
successor thereto.

               Fidelity Bond: As defined in each of the Servicing Agreements.

               Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates is made pursuant to Section 9.01.

               Fitch: Fitch Investors Service, L.P., or its successor in interest.

               Fixed Retained Yield: The fixed percentage of interest on each Mortgage Loan with a Mortgage Interest Rate greater than the sum of (a) 7.25%,
(b) the Servicing Fee Rate and (c) the Master Servicing Fee Rate, which will be determined on a loan by loan basis and will equal the Mortgage Interest Rate on each Mortgage Loan minus the sum of (a), (b) and (c), which is not assigned to and not part of the Trust Estate.

               Fixed Retained Yield Rate: With respect to each Mortgage Loan, a per annum rate equal to the greater of (a) zero and (b) the Mortgage Interest Rate on such Mortgage Loan minus the sum of (a) 7.25%, (b) the Servicing Fee Rate and (c) the Master Servicing Fee Rate.

               FNMA: The Federal National Mortgage Association or any successor thereto.

               Foreclosure Profits: As to any Distribution Date, the excess, if any, of (i) Net Liquidation Proceeds (other than Net Partial Liquidation Proceeds with respect to Exhibit F-1 Mortgage Loans) in respect of each Mortgage Loan that became a Liquidated Loan during the month preceding the month in which such Distribution Date occurs over (ii) the sum of the unpaid principal balance of each such Liquidated Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or, in the case of a Liquidated Loan that had been an REO Mortgage Loan, from the Due Date to which interest was last deemed to have been paid) to the first day of the month following the month in which such Mortgage Loan became a Liquidated Loan.

               Fraud Loss: A Liquidated Loan Loss as to which there was fraud in the origination of such Mortgage Loan.

               Fraud Loss Amount: As of any Distribution Date after the Cut-Off Date an amount equal to: (X) prior to the first anniversary of the Cut-Off Date an amount equal to $8,511,073.51 minus the aggregate amount of Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date, and (Y) from the first through fifth anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-Off Date minus (2) the Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the most recent anniversary of the Cut-Off Date. On and after the Cross-Over Date or after the fifth anniversary of the Cut-Off Date the Fraud Loss Amount shall be zero.

               Holder:  See "Certificateholder."

               Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Seller, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Servicer or in an affiliate of either, and (iii) is not connected with the Seller, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

               Individual Class A-11 Certificate: A Class A-11 Certificate which evidences $1,000 original principal balance.

               Insurance Policy: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

               Insurance Proceeds: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

               Insured Expenses: Expenses covered by any Insurance Policy covering a Mortgage Loan.

               Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

               Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan prior to the Due Date preceding such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month in which such Mortgage Loan became a Liquidated Loan, over
(ii) Net Liquidation Proceeds (other than Net Partial Liquidation Proceeds with respect to Exhibit F-1 Mortgage Loans) with respect to such Liquidated Loan.

               Liquidation Expenses: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trust
Administrator pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

               Liquidation Proceeds: Amounts received by a Servicer (including Insurance Proceeds) in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

               Loan-to-Value Ratio: The ratio, expressed as a percentage, the numerator of which is the principal balance of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

               Master Servicer: Securitized Asset Services Corporation, or its successor in interest.

               Master Servicer Custodial Account: The trust account established and maintained by the Master Servicer in the name of the Master Servicer on behalf of the Trustee pursuant to Section 3.01. The Master Servicer Custodial Account shall be an Eligible Account.

              Master Servicing Fee: With respect to any Mortgage Loan and any Distribution Date, the fee payable monthly to the Master Servicer pursuant to
Section 6.05 equal to a fixed percentage (expressed as a per annum rate) of the unpaid principal balance of such Mortgage Loan.

               Master Servicing Fee Rate: As set forth in Section 11.08.

               Monthly Payment: As to any Mortgage Loan (including any REO Mortgage Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

               Monthly Servicing Compensation: As defined in each of the Other Servicing Agreements.

               Moody's: Moody's Investors Service, Inc., or its successor in interest.

               Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

               Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

               Mortgage Loan Rider: The standard FNMA/FHLMC riders to the Mortgage Note and/or Mortgage riders required when the Mortgaged Property is a condominium unit or a unit in a planned unit development.

               Mortgage Loan Schedule: The list of the Mortgage Loans transferred to the Trust Administrator on the Closing Date as part of the Trust Estate and attached hereto as Exhibits F-1 and F-2, which list may be amended following the Closing Date upon conveyance of a substitute Mortgage Loan pursuant to Section 2.02 or 2.03 and which list shall set forth at a minimum the following information of the close of business on the Cut-Off Date (or, with respect to substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage Loan:

               (i) the Mortgage Loan identifying number;

               (ii) the city, state and zip code of the Mortgaged Property;

               (iii) the type of property;

               (iv) the Mortgage Interest Rate;

               (v) the Net Mortgage Interest Rate;

               (vi) the Monthly Payment;

               (vii) the original number of months to
                      maturity;

               (viii) the scheduled maturity date;

               (ix) the Cut-Off Date Principal Balance;

               (x) the Loan-to-Value Ratio at origination;

               (xi) whether such Mortgage Loan is a Subsidy Loan;

               (xii) whether such Mortgage Loan is covered by primary mortgage insurance;

               (xiii) the Servicing Fee Rate;

               (xiv) the Master Servicing Fee;

               (xv) Fixed Retained Yield, if applicable;

               (xvi) for Mortgage Loans identified on Exhibit F-2, the name of the Servicer with respect thereto; and

               (xvii) for the Mortgage Loans identified on Exhibit F-2, the name of the PHMC Loan Seller with respect thereto, if applicable.

               Such schedule may consist of multiple reports that collectively set forth all of the information required.

               Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trust Administrator on the Closing Date pursuant to Section 2.01 and any mortgage loans substituted therefor pursuant to Section 2.02 or 2.03, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

               Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

               Mortgaged Property: The property subject to a Mortgage, which may include Co-op Shares.

               Mortgagor: The obligor on a Mortgage Note.

               Net Foreclosure Profits: As to any Distribution Date, the amount, if any, by which (i) Aggregate Foreclosure Profits with respect to such Distribution Date exceed (ii) Liquidated Loan Losses with respect to such Distribution Date.

               Net Liquidation Proceeds: As to any Liquidated Loan, Liquidation Proceeds net of Liquidation Expenses. For all purposes of this Agreement, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

               Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of (a) the Servicing Fee Rate, as set forth on Exhibits F-1 or F-2 with respect to such Mortgage Loan, (b) the Master Servicing Fee Rate, as set forth in Section 11.08 with respect to such Mortgage Loan and (c) the Fixed Retained Yield Rate, if any, with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

               Net Partial Liquidation Proceeds: With respect to Exhibit F-1 Mortgage Loans, Partial Liquidation Proceeds with respect to a Mortgage Loan net of unreimbursed Liquidation Expenses incurred with respect to such Mortgage Loan. For all purposes of this Agreement, Net Partial Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

               Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

               Non-permitted Foreign Holder: As defined in Section 5.02(d).

               Nonrecoverable Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer, the Master Servicer or the Trust Administrator, as the case may be, and which the Servicer or the Master Servicer or the Trust Administrator determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer, the Master Servicer or the Trust Administrator (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer for redelivery to the Trustee or, in the case of a Master Servicer or Trust Administrator determination, an Officer's Certificate of the Master Servicer or the Trust Administrator delivered to the Trustee, in each case detailing the reasons for such determination.

               Non-Supported Interest Shortfall: With respect to any Distribution Date, the sum of (i) the excess, if any, of the aggregate Prepayment Interest Shortfall on the Exhibit F-1 Mortgage Loans over the aggregate Servicing Fee owed under the PHMC Servicing Agreement with respect to such Distribution Date and (ii) the excess, if any, of the aggregate Prepayment Interest Shortfall and Curtailment Interest Shortfall on the Exhibit F-2 Mortgage Loans serviced under each of the respective Other Servicing Agreements over the aggregate Monthly Servicing Compensation (or in the case of the Countrywide Servicing Agreement, the aggregate Servicing Fee) payable under the related Other Servicing Agreements with respect to such Distribution Date. With respect to each Distribution Date occurring on or after the Cross-Over Date, the Non-Supported Interest Shortfall as determined pursuant to clause (i) of the preceding sentence shall be increased by the Curtailment Interest Shortfall and the Partial Liquidation Interest Shortfall, if any, for such Distribution Date.

               Non-U.S. Person: As defined in Section 4.01(f).

               Officers' Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant
Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee or the Trust Administrator, as the case may be.

               Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Seller, a Servicer or the Master Servicer, or any affiliate of the Seller, a Servicer or the Master Servicer, acceptable to the Trustee if such opinion is to be delivered to the Trustee, or acceptable to the Trust Administrator if such opinion is to be delivered to the Trust Administrator; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

               Optimal Adjustment Event: With respect to any Class B Subclass and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Subclass if: (i) the principal balance of such Subclass on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such principal balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and (ii) any Class A Subclass Principal Balance or Class AP Principal Balance would be subject to further reduction as a result of the third sentence of the definition of Class A Subclass Principal Balance or Class AP Principal Balance or, with respect to any Class B Subclass, the Class B Subclass Principal Balance of a Class B Subclass with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of clause (ii) of the definition of Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance or Class B-6 Principal Balance.

               Original Class A Percentage: The Class A Percentage as of the Cut-Off Date, as set forth in Section 11.04.

               Original Class A Principal Balance: The sum of the Original Class A Subclass Principal Balances of each Class A Subclass, as set forth in Section 11.06.

               Original Class A Subclass Principal Balance: Any of the Original Class A Subclass Principal Balances as set forth in Section 11.05.

               Original Class AP Principal  Balance:  The
Original  Class AP  Principal  Balance,  as set  forth in
Section 11.07.

               Original Class B Principal Balance: The sum of the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and Original Class B-6 Principal Balance, as set forth in
Section 11.15.

               Original Class B-1 Percentage: The Class B-1 Percentage as of the Cut-Off Date, as set forth in Section 11.09.

               Original Class B-2 Percentage: The Class B-2 Percentage as of the Cut-Off Date, as set forth in Section 11.10.

               Original Class B-3 Percentage: The Class B-3 Percentage as of the Cut-Off Date, as set forth in Section 11.11.

               Original Class B-4 Percentage: The Class B-4 Percentage as of the Cut-Off Date, as set forth in Section 11.12.

               Original Class B-5 Percentage: The Class B-5 Percentage as of the Cut-Off Date, as set forth in Section 11.13.

               Original Class B-6 Percentage: The Class B-6 Percentage as of the Cut-Off Date, as set forth in Section 11.14.

               Original Class B-1 Principal Balance: The Class B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.16.

               Original Class B-2 Principal Balance: The Class B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.16.

               Original Class B-3 Principal Balance: The Class B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.16.

               Original Class B-4 Principal Balance: The Class B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.16.

               Original Class B-5 Principal Balance: The Class B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.16.

               Original Class B-6 Principal Balance: The Class B-6 Principal Balance as of the Cut-Off Date, as set forth in Section 11.16.

               Original Class B-1 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Principal Balance and the Original Class B Principal Balance. The Original Class B-1 Fractional Interest is specified in Section 11.17.

               Original Class B-2 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Principal Balance and the Original Class B Principal Balance. The Original Class B-2 Fractional Interest is specified in Section 11.18.

               Original Class B-3 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Principal Balance and the Original Class B Principal Balance. The Original Class B-3 Fractional Interest is specified in Section 11.19.

               Original Class B-4 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Principal Balance and the Original Class B Principal Balance. The Original Class B-4 Fractional Interest is specified in Section 11.20.

               Original  Class  B-5  Fractional   Interest:   As  to  the  first
Distribution Date, the percentage obtained by dividing the Original Class B-6 Principal Balance by the sum of the Original Class A Principal Balance and the Original Class B Principal Balance. The Original Class B-5 Fractional Interest is specified in Section 11.21.

               Other Servicer: Any of the Servicers other than PHMC.

               Other Servicing Agreements: The Servicing Agreements other than the PHMC Servicing Agreement.

               Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Prepayment in Full prior to such Due Date, which did not become a Liquidated Loan prior to such Due Date and which was not repurchased by the Seller prior to such Due Date pursuant to Section 2.02 or 2.03.

               Owner Mortgage Loan File: A file maintained by the Trust Administrator (or the Custodian, if any) for each Mortgage Loan that contains the documents specified in the Servicing Agreements under their respective "Owner Mortgage Loan File" definition or similar definition and/or other provisions requiring delivery of specified documents to the owner of the Mortgage Loan in connection with the purchase thereof, and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

               Partial Liquidation Interest Shortfall: On any Distribution Date which occurs on or after the Cross-Over Date, and with respect to the Exhibit F-1 Mortgage Loans, the amount of interest, if any, that would have accrued on the amount of any Partial Liquidation Proceeds with respect to a Mortgage Loan that was received on or after the Determination Date in the month preceding the month in which such Distribution Date occurs but prior to the first day of the month in which such Distribution Date occurs at the Net Mortgage Interest Rate for such Mortgage Loan from the date of application of such Partial Liquidation Proceeds through the last day of the month in which received.

               Partial Liquidation Proceeds: Liquidation Proceeds received prior to the month in which the related Mortgage Loan became a Liquidated Loan.

               Partial Liquidation Receipt Period: As to any Distribution Date and any Exhibit F-1 Mortgage Loan, the period from and including the Determination Date occurring in the month preceding the month of such
Distribution Date (or, in the case of the first Distribution Date, from and including the Cut-Off Date) to but not including the Determination Date occurring in the month of such Distribution Date.

               Paying Agent: The Person authorized on behalf of the Trust Administrator, as agent for the Master Servicer, to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be any Person directly or indirectly controlling or controlled by or under common control with the Master Servicer and may be the Trustee or the Trust Administrator. The initial Paying Agent is appointed in
Section 4.03(a).

               Payment Account: The account maintained pursuant to Section 4.03(b).

               Percentage Interest: With respect to a Class A Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class A Subclass. With respect to a Class AP Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class. With respect to a Class B Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class B Subclass.

               Periodic Advance: The aggregate of the advances required to be made by a Servicer on any Distribution Date pursuant to its Servicing Agreement or by the Master Servicer or the Trust Administrator hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the applicable Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or Trust Administrator and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trust Administrator, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trust Administrator to be Nonrecoverable Advances.

               Person: Any individual, corporation,  partnership, joint venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

               PHMC: The Prudential Home Mortgage Company, Inc.

               PHMC Loan Sellers: The entities listed on the Mortgage Loan Schedule, from which PHMC purchased the Mortgage Loans.

               PHMC Servicing Agreement: The Servicing Agreement providing for the servicing of the Exhibit F-1 Mortgage Loans initially by PHMC.

               Plan:  As defined in Section 5.02(c).

               Pool Balance (Classes A/B Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Classes A/B Fraction for such Mortgage Loan and
(ii) the Scheduled Principal Balance
of such Mortgage Loan.

               Pool Balance (Class AP Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Class AP Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

               Pool Distribution Amount: As of any Distribution Date, the funds eligible for distribution to the Holders of the Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including, without limitation, Principal Prepayments, Net REO Proceeds, Insurance Proceeds, Liquidation Proceeds, the proceeds of any repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amount) received by the Master Servicer on or prior to the Remittance Date in the month of such Distribution Date, (ii) all Periodic Advances made by a Servicer pursuant to the related Servicing Agreement or Periodic Advances made by the Master Servicer or the Trust Administrator pursuant to Section 3.03 and
(iii) all other amounts required to be placed in the Master Servicer Custodial Account by the Servicer on or before the Remittance Date or by the Master Servicer or the Trust Administrator on or prior to the Distribution Date, but excluding the following:

               (a) amounts received as late payments of principal or interest and respecting which the Master Servicer or the Trust Administrator has made one or more unreimbursed Periodic Advances;

               (b) the portion of Net Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances by the Master Servicer or the Trust Administrator;

               (c) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the Fixed Retained Yield, if any, and (ii) the Master Servicing Fee;

               (d) the Amount Held for Future Distribution;

               (e) that portion of Liquidation Proceeds, Insurance Proceeds and REO Proceeds which represents any unpaid Master Servicing Fee;

               (f) all income from Eligible Investments that is held in the Master Servicer Custodial Account for the account of the Master Servicer;

               (g) all other amounts permitted to be withdrawn from the Master Servicer Custodial Account in respect of the Mortgage Loans, to the extent not covered by clauses (a) through (f) above, or not required to be deposited in the Master Servicer Custodial Account under this Agreement;

               (h) Net Foreclosure Profits; and

               (i) the amount of any recoveries in respect of principal which had previously been allocated as a loss to one or more Classes or Subclasses of Certificates pursuant to Section 4.02.

               Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Scheduled Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

               Prepayment In Full: With respect to any Mortgage Loan, a payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

               Prepayment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full, through the last day of the month in which such Prepayment in Full occurred.

               Principal Adjustment: In the event that the Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal
Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount or Class B-6 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for such Class B Subclass shall equal the difference between (i) the amount that would have been distributed to such Subclass as principal in accordance with Section 4.01(a) for such Distribution Date, calculated without regard to such proviso and assuming there are no Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Subclass.

               Principal Prepayment: Any Mortgagor payment or other recovery of principal on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment, including, without limitation, all proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices.

               Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

               Prudent Servicing Practices: The standard of care set forth in each Servicing Agreement.

               Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates, Class AP Certificates and Class B-1 Certificates are Fitch and S&P. The Rating Agency for the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates is S&P. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee, the Trust Administrator and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean F-1+ in the case of Fitch, A-1+ in the case of S&P and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA and in the case of any other Rating Agency shall mean its equivalent of such rating without any plus or minus.

               Realized Losses: With respect to any Distribution Date, (i) Liquidated Loan Losses (including Special Hazard Losses and Fraud Losses) and
(ii) Bankruptcy Losses incurred in the month preceding the month of such Distribution Date.

               Record Date: The last Business Day of the month preceding the month of the related Distribution Date.

               Relevant Anniversary: See "Bankruptcy Loss Amount."

               REMIC: A "real estate mortgage investment conduit" as defined in Code Section 860D.

               REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (with respect to proposed regulations, are proposed to be in effect) from time to time.

               Remittance Date: The 18th day of each month or, if such day is not a Business Day, the preceding Business Day.

               REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

               REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

               Request for Release: A request for release in substantially the form attached as Exhibit G hereto.

               Responsible Officer: When used with respect to the Trustee or the Trust Administrator, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee or the Trust Administrator, as the case may be, customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

               Rounding Account: The special account established and maintained by the Trust Administrator pursuant to Section 4.06(d). The Rounding Account shall be an Eligible Account.

               Rounding Amount: With respect to any Distribution Date, the amount, if any, required to be withdrawn from the Rounding Account pursuant to
Section 4.06(d).

               Rule 144A: Rule 144A promulgated under the Securities Act of 1933, as amended.

               S&P: Standard & Poor's, or its successor in interest.

               Scheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Classes A/B Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses y(i) and y(vi) of the definition of Class A Optimal Principal Amount, but without that amount being multiplied by the Class A Percentage.

               Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Principal Prepayments received prior to such Due Date, (B) Deficient Valuations incurred prior to such Due Date, (C) with respect to an Exhibit F-1 Mortgage Loan, any Curtailments and Net Partial
Liquidation Proceeds applied by the Servicer in reduction of the unpaid principal balance of such Mortgage Loan as of such Due Date, (D) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor and (E), with respect to an Exhibit F-1 Mortgage Loan, any Principal Prepayments in Full received prior to the Determination Date in the month of such Due Date. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan prior to such Due Date shall be zero.

               Seller: The Prudential Home Mortgage Securities Company, Inc., or its successor in interest.

               Senior Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (a) the Class A Optimal Amount and (b) the Class AP Optimal Principal Amount.

               Servicer Mortgage Loan File: As defined in each of the Servicing Agreements.

               Servicers: Each of PHMC, Countrywide Funding Corporation, FBS Mortgage Corporation, BancBoston Mortgage Corporation, Barnett Mortgage Company, First Town Mortgage Corporation, American Home Funding, GMAC Mortgage Corporation, Bank of Hawaii, International Savings & Loan of Hawaii, National City Mortgage Company and Columbia Equities, LTD, as Servicer under the related Servicing Agreement.

               Servicing Agreements: Each of the Servicing Agreements executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are attached hereto, collectively, as Exhibit L.

               Servicing Fee: With respect to any Servicer, as defined in its Servicing Agreement.

               Servicing Fee Rate: With respect to a Mortgage Loan, as set forth on Exhibits F-1 or F-2.

               Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans.

               Similar Law: As defined in Section 5.02(e).

               Single Certificate: A Certificate of any Class or Subclass that evidences the smallest permissible Denomination for such Class or Subclass, as set forth in Section 11.25.

               Special Hazard Loss: (i) A Liquidated Loan Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement and (b) any loss caused by or resulting from:

               (1) normal wear and tear;

               (2) infidelity, conversion or other dishonest act on the part of the Trustee or the Trust Administrator, the Servicer or any of their agents or employees; or

               (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or (ii) any Liquidated Loan Loss suffered by the Trust Estate arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement.

               Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $4,256,324.91 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) and (ii) the Special Hazard Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-Off Date, the Special Hazard Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Special Hazard Adjustment Amount for such anniversary) exceeds the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary, (B) twice the outstanding principal balance of the Mortgage Loan in the Trust Estate which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary and (C) that which is necessary to maintain the original ratings on the Certificates, other than the Class B Certificates, as evidenced by letters to that effect delivered by Rating Agencies to the Master Servicer and the Trust Administrator. On and or after the Cross-Over Date, the Special Hazard Loss Amount shall be zero.

               Special Hazard Percentage: As of each anniversary of the Cut-Off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

               Startup Day:  As defined in Section 2.05.

               Subclass: Each subdivision of the Class A Certificates, denominated respectively as Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20 and Class A-R and each subdivision of the Class B Certificates, denominated respectively as Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6.

               Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the Mortgage Loan Schedule.

               Substitution Principal Amount: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Section 2.03, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the substitute Mortgage Loan, each balance being determined as of the date of substitution.

               Total Class A Loss Amount: With respect to any Determination Date, the sum of the Class A Loss Amounts for such Determination Date.

               Trust Administrator: First Bank National Association, a national banking association, or any successor trust administrator appointed as herein provided.

               Trust Estate: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans, other than any Fixed Retained Yield, such amounts as may be held from time to time in the Master Servicer Custodial Account, other than any Fixed Retained Yield and the rights of the Trust Administrator, on behalf of the Trustee, to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained hereunder or under the related Servicing Agreement, property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

               Trustee:   Firstar  Trust  Company,   or  any  successor  trustee
appointed as herein provided.

               Unscheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Classes A/B Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses y(ii), y(iii), y(iv) and y(v) of the definition of Class A Optimal Principal Amount, but without that amount being multiplied by the Class A Prepayment Percentage.

               Voting Interest: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, (a) the Holders of the Class A Certificates will collectively be entitled to the Class A Voting Interest, (b) the Holders of the Class AP Certificates will collectively be entitled to a percentage of the aggregate Voting Interest represented by all Certificates equal to the percentage obtained by dividing the Pool Balance (Class AP Portion) by the sum of the Pool Balance (Classes A/B Portion) and the Pool Balance (Class AP Portion), and (c) the Holders of the Class B Certificates will collectively be entitled to the balance of the aggregate Voting Interest represented by all Series 1996-2 Certificates. The aggregate Voting Interests of each Subclass of Class A Certificates on any date will be equal to the product of (a) the Class A Voting Interest on such date and (b) the fraction obtained by dividing the Class A Subclass Principal Balance of such Subclass on such date by the Class A Principal Balance on such date. The aggregate Voting Interests of each Subclass of Class B Certificates will equal such Subclass's pro rata portion of the Voting Interest allocated to the Class B Certificates based on such Subclass's outstanding principal balance. Each Certificateholder of a Class or Subclass will have a Voting Interest equal to the product of the Voting Interest to which such Class or Subclass is collectively entitled and the Percentage Interest in such Class or Subclass represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class or Subclass of Certificates or specified

Classes or Subclasses of Certificates, each Certificateholder of a Class or Subclass will have a Voting Interest in such Class or Subclass equal to such Holder's Percentage Interest in such Class or Subclass.

               Weighted Average Net Mortgage Interest Rate: As to any Distribution Date, a rate per annum equal to the average, expressed as a percentage of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans.

               Section 1.02.  Acts of Holders.

               (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Trust Administrator. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust Administrator, if made in the manner provided in this Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

               (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

               (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee, the Trust Administrator and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Trust Administrator, the Seller nor the Master Servicer shall be affected by any notice to the contrary.

               (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Trust Administrator, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

               Section 1.03. Effect of Headings and Table of Contents. The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

               Section 1.04. Benefits of Agreement. Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

               Section 2.01. Conveyance of Mortgage Loans. The Seller, concurrently with the execution and delivery hereof, does hereby assign to the Trust Administrator, on behalf of the Trustee, without recourse all the right, title and interest of the Seller in and to (a) the Trust Estate, including all interest (other than the portion, if any, representing the Fixed Retained Yield) and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date and Principal Prepayments received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans and (d) proceeds of all the foregoing.

               In connection with such assignment, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Trust Administrator, as initial custodian, on or before the Closing Date, an Owner Mortgage Loan File. If any Mortgage or an assignment of a Mortgage to the Trust Administrator or any prior assignment is in the process of being recorded on the Closing Date, the Seller shall deliver a copy thereof, certified by PHMC or the applicable PHMC Loan Seller to be a true and complete copy of the document sent for recording, and the Seller shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Trust Administrator promptly following its recordation. The Seller shall also cause to be delivered to the Trust Administrator any other original mortgage loan document to be included in the Owner Mortgage Loan File if a copy thereof has been delivered.

               In lieu of recording an assignment of any Mortgage the Seller may, to the extent set forth in any Servicing Agreement, deliver or cause to be delivered to the Trust Administrator the assignment of the Mortgage Loan from the Seller to the Trust Administrator in a form suitable for recordation, together with an Opinion of Counsel (of which S&P will be an addressee or with respect to which S&P shall be delivered a reliance letter) to the effect that recording is not required to protect the Trustee's right, title and interest in and to the related Mortgage Loan or, in case a court should recharacterize the sale of the Mortgage Loans as a financing, to perfect a first priority security interest in favor of the Trustee in the related Mortgage Loan. In the event that the Master Servicer receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Master Servicer shall promptly notify the Trust Administrator and the Trust Administrator shall within five Business Days (or such other reasonable period of time mutually agreed upon by the Master Servicer and the Trust Administrator) of its receipt of such notice deliver each previously unrecorded assignment to the related Servicer for recordation.

               Section 2.02. Acceptance by Trust Administrator. The Trust Administrator acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents referred to in Section 2.01 above and declares that it holds and will hold such documents and the other documents constituting a part of the Owner Mortgage Loan Files delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future

Certificateholders. The Trust Administrator agrees, for the benefit of Certificateholders, to review each Owner Mortgage Loan File within 45 days after execution of this Agreement in order to ascertain that all required documents set forth in Section 2.01 have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule, and in so doing the Trust Administrator may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If within such 45 day period the Trust Administrator finds any document constituting a part of an Owner Mortgage Loan File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Trust Administrator shall promptly notify the Seller, which shall have a period of 60 days after such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trust Administrator's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Mortgage Interest Rate less any Fixed Retained Yield of such Mortgage Loan through the last day of the month in which such repurchase takes place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Seller set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

               In the case of a repurchased Mortgage Loan or property, the purchase price shall be deposited by the Seller in the Master Servicer Custodial Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a substitute Mortgage Loan, the Owner Mortgage Loan File relating thereto shall be delivered to the Trust Administrator and the Substitution Principal Amount, together with (i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by the Servicer, Master Servicer or Trust Administrator with respect to such Mortgage Loan, shall be deposited in the Master Servicer Custodial Account. The Monthly Payment on the substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Trust Administrator of written notification of any such deposit signed by an officer of the Seller, or the new Owner Mortgage Loan File, as the case may be, the Trust Administrator shall release to the Seller the related Owner Mortgage Loan File and shall execute and deliver such instrument of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the

Certificateholders, the Trust Administrator on behalf of the Trustee or the Trustee on behalf of the Certificateholders. The failure of the Trust Administrator to give any notice contemplated herein within forty-five (45) days after the execution of this Agreement shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this Section 2.02.

               The Trust Administrator may, concurrently with the execution and delivery hereof or at any time thereafter, enter into a Custodial Agreement substantially in the form of Exhibit E hereto pursuant to which the Trust Administrator appoints a Custodian to hold the Mortgage Notes, the Mortgages, the assignments and other documents related to the Mortgage Loans received by the Trust Administrator, as agent for the Trust Administrator, in trust for the benefit of all present and future Certificateholders, which may provide, among other things, that the Custodian shall conduct the review of such documents required under the first paragraph of this Section 2.02.

               Section 2.03. Representations and Warranties of the Master Servicer and the Seller. (a) The Master Servicer hereby represents and warrants to the Trustee and the Trust Administrator for the benefit of Certificateholders that, as of the date of execution of this Agreement:

               (i) The Master Servicer is a corporation duly formed and validly existing under the laws of the State of New Jersey;

               (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Servicer or any of its assets;

               (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee, the Trust Administrator and the Seller, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

               (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would affect its performance hereunder; and

               (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

               It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trust Administrator or the Custodian.

               (b) The Seller hereby represents and warrants to the Trustee and the Trust Administrator for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

               (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

              (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

             (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trust Administrator or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trust Administrator on behalf of the Trustee;

              (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trust Administrator or the Custodian pursuant to Section 2.01;

               (v) All taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

              (vi)  The  Mortgaged   Property  is  undamaged  by  water,   fire,
        earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

             (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trust Administrator by the Seller;

            (viii) Except for Mortgage Loans secured by Co-op Shares, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

              (ix) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

               (x) To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

              (xi) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made;

             (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

            (xiii) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

             (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

              (xv) The Mortgage Loan (except any Mortgage Loan secured by Mortgaged Property located in Iowa, as to which an opinion of counsel of the type customarily rendered in such State in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to
        (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trust Administrator of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trust Administrator on behalf of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

             (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to FNMA or FHLMC against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

            (xvii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

           (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

             (xix) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

              (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

               (xxi) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

            (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements;

           (xxiii) No payment required under any Mortgage Loan is more than 30 days past due and no Mortgage Loan had more than one delinquency in the preceding 13 months; and

            (xxiv) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code.

               Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the absence or effect of hazardous wastes or hazardous substances on any of the Mortgaged Properties or on the lien of any Mortgage. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

               It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files to the Trust Administrator and shall inure to the benefit of the Trust Administrator on behalf of the Trustee notwithstanding any restrictive or qualified endorsement or assignment.

               (c) Upon discovery by either the Seller, the Master Servicer, the Trustee, the Trust Administrator or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trust Administrator at a price equal to (A) 100% of the unpaid principal balance of such Mortgage Loan plus (B) accrued interest at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase took place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. The purchase price of any repurchase described in this paragraph and the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Master Servicer Custodial Account. It is understood and agreed that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, the Trust Administrator on behalf of the Trustee or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

               Section 2.04. Execution and Delivery of Certificates. The Trust Administrator acknowledges the assignment to it of the Mortgage Loans and the delivery of the Owner Mortgage Loan Files to it, and, concurrently with such delivery, has executed and delivered to or upon the order of the Seller, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.

               Section 2.05. Designation of Certificates; Designation of Startup Day and Latest Possible Maturity Date. The Seller hereby designates the Subclasses of Class A Certificates (other than the Class A-R Certificate), the Class AP Certificates and the Subclasses of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of the REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the REMIC is March 25, 2026 for purposes of Code Section 860G(a)(1).

                                   ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE: SERVICING
                              OF THE MORTGAGE LOANS

               Section 3.01. Master Servicer Custodial Account. (a) The Master Servicer shall establish and maintain a Master Servicer Custodial Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Seller of the location of the Master Servicer Custodial Account and of any change in the location thereof.

               (b) The Master Servicer shall deposit into the Master Servicer Custodial Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements, and shall, in addition, deposit into the Master Servicer Custodial Account the following amounts, in the case of amounts specified in clause (i), not later than the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (ii), not later than the Business Day next following the day of receipt and posting by the Master Servicer:

               (i) Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trust Administrator, if any; and

               (ii) in the case of any Mortgage Loan that is repurchased by the Seller pursuant to Section 2.02 or 2.03 or that is auctioned by the Master Servicer pursuant to Section 3.08 or purchased by the Master Servicer pursuant to Section 3.08 or 9.01, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

               (c) The Master Servicer shall cause the funds in the Master Servicer Custodial Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause the Trust Estate to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Master Servicer Custodial Account prior to the Distribution Date shall be invested for the account of the Master Servicer and any investment income thereon shall be additional compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Master Servicer Custodial Account by the Master Servicer out of its own funds immediately as realized.

               Section 3.02. Permitted Withdrawals from the Master Servicer Custodial Account. (a) The Master Servicer may, from time to time, make withdrawals from the Master Servicer Custodial Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

                (i) to reimburse the Master Servicer, the Trust Administrator or any Servicer for Periodic Advances made by the Master Servicer or the Trust Administrator pursuant to Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, Insurance Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 3.08 or 9.01) respecting which any such Periodic Advance was made;

               (ii) to reimburse any Servicer, the Master Servicer or the Trust Administrator for any Periodic Advances determined in good faith to have become Nonrecoverable Advances; provided, however, that any portion of Nonrecoverable Advances representing Fixed Retained Yield shall be reimbursable only from amounts constituting Fixed Retained Yield and not from the assets of the Trust Estate;

              (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds or Insurance Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

               (iv) from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, to pay the Master Servicing Fee with respect to such Mortgage Loan to the Master
        Servicer;

                (v) to reimburse the Master Servicer, any Servicer or the Trust Administrator (or, in certain cases, the Seller) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.03(c), 3.03(d) or 6.03 or the second sentence of Section 8.14(a) or pursuant to such Servicer's Servicing Agreement;

               (vi) to pay to the Seller or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.02 or 2.03 or auctioned pursuant to Section 3.08 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 3.08 or 9.01, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

              (vii)   to remit funds to the Paying  Agent
        in the amounts and in the manner provided for herein;

             (viii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Master Servicer Custodial Account;

              (ix) to pay to the Master Servicer or any Servicer out of Net Liquidation Proceeds allocable to interest the amount of any unpaid Master Servicing Fee or Servicing Fee (as adjusted pursuant to such Servicer's Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

                (x) to withdraw from the Master Servicer Custodial Account any amount deposited in the Master Servicer Custodial Account that was not required to be deposited therein;

               (xi)   to clear and  terminate  the Master
        Servicer  Custodial  Account  pursuant to Section
        9.01; and

              (xii) to pay to PHMC from any  Mortgagor  payment  on  account  of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, the Fixed Retained Yield, if any, with respect to such Mortgage Loan; provided, however, that with respect to any payment of interest received by the Master Servicer in respect of a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds, Insurance Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment of interest that bears the same relationship to the total amount of such payment of interest as the Fixed Retained Yield Rate, if any, in respect of such Mortgage Loan bears to the Mortgage Interest Rate shall be allocated to the Fixed Retained Yield with respect thereto.

               (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Master Servicer Custodial Account.

               Section 3.03 Advances by Master Servicer and Trust Administrator.
(a) In the event a Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the related Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. The Master Servicer shall certify to the Trust Administrator with respect to such Distribution Date (i) the amount of Periodic Advances required of such Servicer, (ii) the amount actually advanced, (iii) the amount that the Master Servicer is required to advance hereunder and (iv) whether it has been determined not to make an advance because it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Master Servicer shall be deposited in the Master Servicer Custodial Account at least one Business Day prior to the related Distribution Date. If the Master Servicer fails to make any Periodic Advance required of it hereunder, the Trust Administrator shall instead make such Periodic Advance to the extent required by Section 8.15, provided that the Trust Administrator has previously received the foregoing certificate of the Master Servicer. Notwithstanding the foregoing, neither the Master Servicer nor the Trust Administrator will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trust Administrator may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

               (b) To the extent a Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to Section 17.3 of the related Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

               (c) The Master Servicer and the Trust Administrator shall each be entitled to be reimbursed from the Master Servicer Custodial Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in
Section 3.02(a)(i) or with respect to any such Periodic Advance which the Master Servicer or the Trust Administrator shall ultimately determine in its good faith judgment to be a Nonrecoverable Advance from funds generally available in the Master Servicer Custodial Account.

               (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trust Administrator shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Master Servicer Custodial Account.

               The Master Servicer shall be entitled to be reimbursed pursuant to Section 3.02(a)(v) for any advance by it pursuant to Section 3.03(b), but shall diligently pursue restoration of such amount to the Master Servicer Custodial Account from the related
Servicer.

               Section 3.04. Trust Administrator to Cooperate; Release of Owner Mortgage Loan Files. Upon the receipt by the Master Servicer of a Request for Release in connection with the deposit by a Servicer into the Master Servicer Custodial Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer shall confirm to the Trust Administrator that all amounts required to be remitted to the Master Servicer Custodial Account in connection with such Mortgage Loan have been so deposited, and shall deliver such Request for Release to the Trust Administrator. The Trust Administrator shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Master Servicer Custodial Account.

               From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request to the Trust Administrator and the Trust Administrator shall, within five Business Days, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return each and every document previously requested from the Owner Mortgage Loan File to the Trust Administrator by the twenty-first day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Master Servicer Custodial Account or (ii) the Owner Mortgage Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trust Administrator a certificate of the Master Servicer or such Servicer certifying as to the name and address of the Person to which such Owner Mortgage Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an Officer's Certificate of the Master Servicer or such Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Master Servicer Custodial Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Request for Release shall be released by the Trust Administrator to the Master Servicer or such Servicer, as appropriate.

               Upon written certification of the Master Servicer or the Servicer of such Mortgage Loan, the Trust Administrator shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trust Administrator and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trust Administrator will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

               Section 3.05. Reports to the Trust Administrator; Annual Compliance Statements. (a) Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee and the Trust Administrator a statement setting forth the status of the Master Servicer Custodial Account as of the close of business on such Distribution Date stating that all distributions required to be made by the Master Servicer under this Agreement have been made (or, if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from such account for each category of deposit and withdrawal specified in Sections 3.01 and 3.02. Such statement may be in the form of the then current FNMA monthly accounting report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate unpaid principal balance of all of the Mortgage Loans as of the close of business as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trust Administrator to any Certificateholder upon written request, provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trust Administrator.

               (b) The Master Servicer shall deliver to the Trustee and the Trust Administrator on or before April 30 of each year, an Officers' Certificate signed by an officer of the Master Servicer, certifying that (i) such officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this agreement and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, and, (iii) (A) an officer of the Master Servicer has conducted an examination of the activities of the Servicers during the preceding calendar year and their performance under the Servicing Agreements, (B) an officer of the Master Servicer has examined the Servicers' Fidelity Bond and Errors and Omissions Policies and each such bond or policy is in effect and conforms to the requirements of the applicable Servicing Agreement, (C) the Master Servicer has received from each Servicer any required financial statements and such other information as is required by such Servicer's Servicing Agreement and (D) to the best of such officer's knowledge, based on such examination, each Servicer has performed and fulfilled its duties, responsibilities and obligations under its Servicing Agreement in all material respects throughout such year, or, if there has been a default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof. Copies of such Officers' Certificate shall be provided by the Trust Administrator to any Certificateholder upon written request provided such certificate is delivered, or caused to be delivered, by the Master Servicer to the Trust Administrator.

               (c) Each year the Master Servicer shall review each Servicer's performance under its Servicing Agreement and the status of any fidelity bond and errors and omissions policy required to be maintained by such Servicer under its Servicing Agreement.

               Section  3.06.  Title,  Management  and  Disposition  of Any  REO
Mortgage Loan. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by Section 14.4.2 of each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of REO Mortgage Loan, the Trust Administrator shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Master Servicer Custodial Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Trust Administrator shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trust Administrator, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of REO Mortgage Loan.

               Section 3.07. Amendments to Servicing Agreements, Modification of Standard Provisions. (a) Subject to the prior written consent of the Trustee and the Trust Administrator pursuant to Section 3.07(b), the Master Servicer from time to time may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee and the Trust Administrator such Opinion of Counsel and an Officer's Certificate setting forth
(i) the provision that is to be modified or amended, (ii) the modification or amendment that the Master Servicer desires to issue and (iii) the reason or reasons for such proposed amendment or modification.

               (b) The Trustee and the Trust Administrator shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity or to further effect or protect the rights of the Certificateholders or (ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of an adverse effect on Certificateholders may be established through various means, including the delivery to the Trustee and the Trust Administrator of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Either the Trustee or the Trust Administrator may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

               Section 3.08. Oversight of Servicing. The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations that are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and with the Trustee's, the Trust Administrator's and the Certificateholders' reliance on the Master Servicer, and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by a Servicer with certain provisions of its Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. In no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates,
(ii) the loss by the Trust Estate of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on the REMIC or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause (ii) or (iii) of the preceding sentence.

               For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Trust Administrator or the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate. No modification shall be approved unless (i) the modified Mortgage Loan would qualify as a substitute Mortgage Loan under Section 2.02 and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the

Mortgage Loan, there is delivered to the Trustee and the Trust Administrator an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage
Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes.

               During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to encourage such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

               The relationship of the Master Servicer to the Trustee and the Trust Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

               The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to Section 6.06) through one or more subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trust Administrator, on behalf of the Trustee, shall furnish the Master Servicer or its subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

               The Master Servicer shall be entitled, at its option, to repurchase any defaulted Mortgage Loan from the Trust Estate if, in the Master Servicer's judgment, the default is not likely to be cured by the Mortgagor. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate less any Fixed Retained Yield for such Mortgage Loan through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Master Servicer shall provide to the Trust Administrator the certification required by Section 3.04 and the Trust Administrator and the Custodian, if any, shall promptly release to the Master Servicer the Owner Mortgage Loan File relating to the Mortgage Loan being repurchased.

               In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of
Section 860G of the Code and (ii) the Master Servicer is unable to enforce the obligation of the Seller to purchase such Mortgage Loan pursuant to Section 2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Trust Administrator shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Master Servicer Custodial Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Trust Administrator shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trust Administrator, the Master Servicer nor any Servicer, acting on behalf of the Trust Administrator, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

               The Master Servicer, on behalf of the Trustee, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or (ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or the REMIC.

               The Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class B Subclass or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

               Section 3.09. Termination and Substitution of Servicing Agreements. Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Seller, the Trust Administrator and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer, based upon such certification, the Trustee shall promptly terminate such Servicing Agreement.

               The Master Servicer shall indemnify the Trustee and the Trust Administrator and hold each harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee or the Trust Administrator in connection with termination of such Servicing Agreement at the direction of the Master Servicer. If the Trustee terminates such Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Trust Administrator, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing Agreement. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by such Servicer, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

               Section 4.01. Distributions. (a) On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows:

               first, to the Subclasses of Class A Certificates, pro rata, based upon their respective Class A Subclass Interest Accrual Amounts, in an aggregate amount up to the Class A Interest Accrual
Amount;

               second, to the Subclasses of Class A Certificates, pro rata, based upon their respective Class A Subclass Unpaid Interest Shortfalls in an aggregate amount up to the Class A Unpaid Interest
Shortfall;

               third, concurrently, to the Class A and Class AP Certificates, pro rata based on their respective Class A Optimal Principal Amount and Class AP Optimal Principal Amount, (A) to the Subclasses of Class A Certificates, in an aggregate amount up to the Class A Optimal Principal Amount, such distribution to be allocated among such Subclasses in accordance with Section 4.01(b) or
Section 4.01(c), as applicable and (B) to the Class AP Certificates up to the Class AP Optimal Principal Amount;

               fourth, to the Class AP Certificates in an amount up to the Class AP Deferred Amount first from amounts otherwise distributable (without regard to this Paragraph fourth) first to the Class B-6 Certificates pursuant to Paragraph twenty-second, below, second to the Class B-5 Certificates pursuant to Paragraph nineteenth, below, third to the Class B-4 Certificates pursuant to Paragraph sixteenth, below, fourth to the Class B-3 Certificates pursuant to Paragraph thirteenth, below, fifth to the Class B-2 Certificates pursuant to Paragraph tenth below, and sixth to the Class B-1 Certificates pursuant to Paragraph seventh below;

               fifth, to the Class B-1 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-1 Certificates with respect to such Distribution Date;

               sixth, to the Class B-1 Certificates in an amount up to the Class B-1 Unpaid Interest Shortfall;

               seventh, to the Class B-1 Certificates in an amount up to the Class B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-1 Certificates pursuant to this Paragraph seventh will be reduced by the amount, if any, that would have been distributable to the Class B-1 Certificates hereunder used to pay the Class AP Deferred Amount as provided in Paragraph fourth above;

               eighth, to the Class B-2 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-2 Certificates with respect to such Distribution Date;

               ninth, to the Class B-2 Certificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

               tenth, to the Class B-2 Certificates in an amount up to the Class B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-2 Certificates pursuant to this Paragraph tenth will be reduced by the amount, if any, that would have been distributable to the Class B-2 Certificates hereunder used to pay the Class AP Deferred Amount as provided in Paragraph fourth above;

               eleventh, to the Class B-3 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-3 Certificates with respect to such Distribution Date;

               twelfth, to the Class B-3 Certificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

               thirteenth,  to the Class B-3 Certificates in an amount up to the
Class B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-3 Certificates pursuant to this Paragraph thirteenth will be reduced by the amount, if any, that would have been distributable to the Class B-3 Certificates hereunder used to pay the Class AP Deferred Amount as provided in Paragraph fourth above;

               fourteenth, to the Class B-4 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-4 Certificates with respect to such Distribution Date;

               fifteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

               sixteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-4 Certificates pursuant to this Paragraph sixteenth will be reduced by the amount, if any, that would have been distributable to the Class B-4 Certificates hereunder used to pay the Class AP Deferred Amount as provided in Paragraph fourth above;

               seventeenth, to the Class B-5 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-5 Certificates with respect to such Distribution Date;

               eighteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Unpaid Interest Shortfall;

               nineteenth,  to the Class B-5 Certificates in an amount up to the
Class B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-5 Certificates pursuant to this Paragraph nineteenth will be reduced by the amount, if any, that would have been distributable to the Class B-5 Certificates hereunder used to pay the Class AP Deferred Amount as provided in Paragraph fourth above; and

               twentieth, to the Class B-6 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-6 Certificates with respect to such Distribution Date;

               twenty-first, to the Class B-6 Certificates in an amount up to the Class B-6 Unpaid Interest Shortfall;

               twenty-second,  to the Class B-6  Certificates in an amount up to the Class B-6  Optimal  Principal  Amount;  provided,  however,  that the amount
distributable  to  the  Class  B-6  Certificates   pursuant  to  this  Paragraph
twenty-second will be reduced by the amount, if any, that would have been distributable to the Class B-6 Certificates hereunder used to pay the Class AP Deferred Amount as provided in Paragraph fourth above; and

               twenty-third, to the Holder of the Class A-R Certificate.

               In addition, Net Foreclosure Profits, if any, with respect to such Distribution Date minus any portion thereof payable to a Servicer pursuant to Section 3.02(ix) hereof shall be distributed to the Holder of the Class A-R Certificate.

               With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class B Subclass will be allocated pro rata based on principal balance among the Class A Certificates and any Class B Subclass with a lower numerical designation. Any amount allocated to the Class A-11 Certificates will be distributed to holders thereof as a reduction of the Class A Subclass Principal Balance of the Class A-11 Certificates in accordance with the provisions of Section 4.06.

               (b) On each Distribution Date occurring prior to the Cross-Over Date, the Class A Principal Distribution Amount shall be allocated among and distributed, pursuant to Section 4.01(e) hereof, in reduction of the principal balances of the Subclasses of Class A Certificates as follows:

               first, to the Class A-5 Certificates up to the Class A-5 Priority Amount;

               second, to the Class A-R Certificate until the Class A Subclass Principal Balance thereof has been reduced to zero;

               third, concurrently, 3.4807926678% to the Class A-1 Certificates, 1.7403958466% to the Class A-6 Certificates, 20.1886002997% to the Class A-7
Certificates, 21.6864408589% to the Class A-8 Certificates, 20.7913464142% to the Class A-14 Certificates, 19.9375244341% to the Class A-15 Certificates, 4.8699597915% to the Class A-16 Certificates, 2.4349798958% to the Class A-18 Certificates and 4.8699597915% to the Class A-19 Certificates until the Class A Subclass Principal Balances of the Class A-8, Class A-16, Class A-18 and Class A-19 Certificates have been reduced to zero;

               fourth, concurrently, 2.8177448100% to the Class A-1 Certificates, 10.9461754959% to the Class A-2 Certificates, 1.5902798613% to the Class A-6 Certificates, 18.4472439359% to the Class A-7 Certificates, 18.9980036410% to the Class A-14 Certificates, 22.3724373940% to the Class A-15
Certificates and 24.8281148619% to the Class A-20 Certificates until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero;

               fifth, concurrently, 89.5361380798% to the Class A-3 Certificates and 10.4638619202% to the Class A-9 Certificates, until the Class A Subclass Principal Balance of the Class A-3 Certificates has been reduced to zero;

               sixth, concurrently as follows:

               (i) 53.5297728668% to the Class A-4 Certificates until the Class A Subclass Principal Balance thereof has been reduced to zero;

               (ii) 9.7731982812% sequentially as follows:

                    (a) to  the  Class  A-9  Certificates,  until  the  Class  A
               Subclass Principal Balance thereof has been reduced to zero;

                    (b) concurrently, 46.5149095127% to the Class A-10 Certificates, 40.1138395079% to the Class A-11 Certificates and 13.3712509793% to the Class A-12 Certificates, until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero; and

               (iii) 36.6970288521% sequentially as follows:

                    (a) concurrently,  75.00% to the Class A-13 Certificates and
               25.00% to the Class A-17 Certificates, until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero; and

                    (b) concurrently, 40.7742809071% to the Class A-10 Certificates, 44.4192870355% to the Class A-11 Certificates and 14.8064320574% to the Class A-12 Certificates, until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero; and

               seventh, to the Class A-5 Certificates, until the Class A Subclass Principal Balance of such Subclass has been reduced to zero.

                (c) On each Distribution Date occurring on or subsequent to the Cross-Over Date, the Class A Principal Distribution Amount shall be distributed among the Subclasses of Class A Certificates pro rata in accordance with their outstanding Class A
Subclass Principal Balances.

               (d) (i) For purposes of determining whether the Subclasses of Class B Certificates are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

               (a) if the Current Class B-1 Fractional Interest is less than the Original Class B-1 Fractional Interest and the Class B-1 Principal Balance is greater than zero, the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

               (b) if the Current Class B-2 Fractional Interest is less than the Original Class B-2 Fractional Interest and the Class B-2 Principal Balance is greater than zero, the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

               (c) if the Current Class B-3 Fractional Interest is less than the Original Class B-3 Fractional Interest and the Class B-3 Principal Balance is greater than zero, the Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

               (d) if the Current Class B-4 Fractional Interest is less than the Original Class B-4 Fractional Interest and the Class B-4 Principal Balance is greater than zero, the Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

               (e) if the Current Class B-5 Fractional Interest is less than the Original Class B-5 Fractional Interest and the Class B-5 Principal Balance is greater than zero, the Class B-6 Certificates shall not be eligible to receive distributions of principal.

               (ii) Notwithstanding the foregoing, if on any Distribution Date the aggregate distributions to Holders of the Subclasses of Class B Certificates entitled to receive distributions of principal would reduce the Subclasses of Class B Certificates entitled to receive distributions of principal below zero, first the Class B Subclass Prepayment Percentage of any affected Class B Subclass for such Distribution Date beginning with the affected Subclass with the lowest numerical Subclass designation and then, if necessary, the Class B Subclass Percentage of such Subclass of the Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Class B Subclass Principal Balance of such Class B Subclass to zero. The Class B Subclass Prepayment Percentages and the Class B Subclass Percentages of the remaining Class B Subclasses will be recomputed substituting for the Class B Prepayment Percentage and Class B Percentage in such computations the difference between (A) the Class B Prepayment Percentage or Class B Percentage, as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Class B Subclass Principal Balance of the affected Class B Subclasses to zero; provided, however, that if the Class B Subclass Principal Balances of all the Class B Subclasses eligible to receive distributions of principal shall be reduced to zero on such Distribution Date, the Class B Subclass Prepayment Percentage and the Class B Subclass Percentage of the Class B Subclass with the lowest numerical Subclass designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of the Class B Prepayment Percentage for such Distribution Date minus the sum of the Class B Subclass Prepayment Percentages of the Class B Subclasses having lower numerical Subclass designations, if any, and the remainder of the Class B Percentage for such Distribution Date minus the sum of the Class B Subclass Percentages of the Class B Subclasses having lower numerical Subclass designations, if any, respectively. Any entitlement of any Class B Subclass to principal payments solely pursuant to this clause (ii) shall not cause such Subclass to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Class B Subclass Percentage or Class B Subclass Prepayment Percentage.

               (e) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Master Servicer), the Paying Agent shall, on behalf of the Master Servicer, from funds remitted to it by the Master Servicer, distribute to each Certificateholder of record on the preceding Record Date (other than as provided in Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this Section 4.01(e) respecting the final distribution in respect of any Class or Subclass) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates having a Denomination at least equal to that specified in Section 11.24, and has so notified the Master Servicer or, if applicable, the Paying Agent at least seven Business Days prior to the Distribution Date or, if such Holder holds Certificates having, in the aggregate, a Denomination less than the requisite minimum Denomination or if such Holder holds the Class A-R Certificate or has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share (based on, with respect to each Class or Subclass other than in connection with the distributions in reduction of principal balance of the Class A-11 Certificates, the aggregate of the

Percentage Interests represented by Certificates of the applicable Subclass or Class of Certificates held by such Holder and, in the case of distributions in reduction of principal balance of the Class A-11 Certificates, as provided in
Section 4.06) of the Class A Subclass Distribution Amount with respect to each Subclass of Class A Certificates, the Class AP Distribution Amount with respect to the Class AP Certificates and the Class B Subclass Distribution Amount with respect to each such Subclass of Class B Certificates.

               In the event that,  on any  Distribution  Date prior to the Final
Distribution Date, the Class A Subclass Principal Balance of any Subclass of Class A Certificates (other than the Class A-R Certificate), the Class AP Principal Balance of the Class AP Certificates or the Class B Subclass Principal Balance of any Subclass of Class B Certificates would be reduced to zero, the Master Servicer shall, as soon as practicable after the Determination Date relating to such Distribution Date, send a notice to the Trust Administrator. The Trust Administrator will then send a notice to each Certificateholder of such Subclass or Class with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Subclass will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Trust Administrator therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with
Section 4.01(a).

               (f) The Paying Agent (or if no Paying Agent is appointed by the Master Servicer, the Master Servicer) shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Non-U.S. Persons. For the purposes of this paragraph, a "Non-U.S. Person" is an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

               Section 4.02. Allocation of Realized Losses. (a) With respect to any Distribution Date, the principal portion of Realized Losses (other than Debt Service Reductions, Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated as follows:

               first, to the Class B-6 Certificates until the Class B-6 Principal Balance has been reduced to zero;

               second, to the Class B-5 Certificates until the Class B-5 Principal Balance has been reduced to zero;

               third, to the Class B-4 Certificates until the Class B-4 Principal Balance has been reduced to zero;

               fourth, to the Class B-3 Certificates until the Class B-3 Principal Balance has been reduced to zero;

               fifth, to the Class B-2 Certificates until the Class B-2 Principal Balance has been reduced to zero;

               sixth, to the Class B-1 Certificates until the Class B-1 Principal Balance has been reduced to zero; and

               seventh, to the Class A and Class AP Certificates pro rata based on the Classes A/B Fraction and the Class AP Fraction, respectively.

               This allocation of Realized Losses will be effected through the reduction of the applicable Subclass principal balance.

               (b) With respect to any Distribution Date, the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses occurring with respect to any Mortgage Loan allocable to the Class AP Certificates will equal the product of the amount of any such principal loss and the Class AP Fraction for such Mortgage Loan. The principal portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses remaining after allocation to the Class AP Certificates in accordance with the preceding sentence shall be allocated pro rata among the Class A and Class B Certificates based on the Class A Principal Balance and the Class B Principal Balance. Any such loss allocated to the Class A Certificates shall be allocated on the subsequent Determination Date among the outstanding Subclasses of Class A Certificates in accordance with the Class A Subclass Loss Percentages as of such Determination Date. Any such loss allocated to the Class B Certificates shall be allocated pro rata among the outstanding Subclasses of Class B Certificates based on their Class B Subclass Principal Balances.

               (c) Any Realized Losses allocated to a Subclass of Class A Certificates or Class B Certificates or to the Class AP Certificates pursuant to
Section 4.02(a) or Section 4.02(b) shall be allocated among the Certificates of such Subclass or Class based on their Percentage Interests.

               (d) In the event that there is a recovery of an amount in respect of principal of a Mortgage Loan which had previously been allocated as a Realized Loss to any Subclasses of Class A Certificates, the Class AP Certificates or any Subclasses of Class B Certificates, each outstanding Subclass or Class to which such Realized Loss had previously been allocated shall be entitled to its share (with respect to the Class AP Certificates, based on the Class AP Fraction of such Mortgage Loan and, with respect to the Class A Certificates and Class B Certificates, based on their pro rata share of the Classes A/B Fraction of such Mortgage Loan) of such recovery up to the amount of such Realized Loss previously allocated to such Subclass or Class on the Distribution Date in the month following the month in which such recovery is received. A Subclass or Class of Certificates that is no longer outstanding shall not be entitled to any share of such recovery. In the event that the amount of such recovery exceeds the amount of such recovery allocated to each outstanding Subclass or Class in accordance with the preceding provisions, each outstanding Subclass or Class shall be entitled to its pro rata share (determined as described above) of such excess up to the amount of any unrecovered Realized Loss previously allocated to such Subclass or Class.

               (e) The interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses shall be allocated among the Class A Certificates and the Class B Certificates, pro rata based on the Class A Interest Accrual Amount and the Class B Interest Accrual Amount for the related Distribution Date. Any such loss allocated to the Class A Certificates shall be allocated among the outstanding Subclasses of Class A Certificates based on their Class A Subclass Interest Percentages. Any such loss allocated to the Class B Certificates will be allocated among the outstanding Subclasses of Class B Certificates based on their Class B Subclass Interest Percentages. In addition, after the Class B Principal Balance has been reduced to zero, the interest portion of Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated among the outstanding Subclasses of Class A Certificates based on their Class A Subclass Interest Percentages.

               (f) Realized  Losses  allocated in  accordance  with this Section
4.02 will be allocated on the Determination Date in the second month following the month in which such loss was incurred with respect to the preceding Distribution Date.

               Section 4.03 Paying Agent. (a) The Master Servicer hereby appoints the Trust Administrator as initial Paying Agent to make distributions to Certificateholders and to forward to Certificateholders the periodic statements and the annual statements required by Section 4.04 as agent of the Master Servicer.

               The Master Servicer may, at any time, remove or replace the Paying Agent.

               The Master Servicer shall cause any Paying Agent that is not the Trust Administrator to execute and deliver to the Trust Administrator an instrument in which such Paying Agent agrees with the Trust Administrator that such Paying Agent shall:

               (i) hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of
          Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

               (ii) give the Trust Administrator notice of any default by the Master Servicer in remitting any required amount; and

               (iii) at any time during the continuance of any such default, upon the written request of the Trust Administrator, forthwith pay to the Trust Administrator all amounts held in trust by such Paying Agent.

               (b) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account and an Eligible Account, in which the Master Servicer shall cause to be deposited from funds in the Master Servicer Custodial Account, the Rounding Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to
Section 3.03 and (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, (a) an amount equal to the Pool Distribution Amount, (b) Net Foreclosure Profits, if any, with respect to such Distribution Date, (c) the amount of any recovery in respect of a Realized Loss and (d) the Rounding Amount, if any, with respect to the related Distribution Date. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the Trust Administrator, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to Section 9.01.

               Section 4.04. Statements to Certificateholders; Report to the Trust Administrator and the Seller. Concurrently with each distribution pursuant to Section 4.01(e), the Master Servicer, or the Paying Agent appointed by the Master Servicer (upon receipt of such statement from the Master Servicer), shall forward or cause to be forwarded by mail to each Holder of a Certificate and the Seller a statement setting forth:

               (i) the amount of such distribution to Holders of each Class A Subclass allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

               (ii) (a) the amount of such distribution to Holders of each Subclass of Class A Certificates allocable to interest, (b) the amount of the Current Class A Interest Distribution Amount allocated to each Class A Subclass, (c) any Class A Subclass Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Subclass Unpaid Interest Shortfall with respect to each Subclass after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class A Subclass for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Subclass for such Distribution Date;

               (iii) the amount of such distribution to Holders of the Class AP Certificates, identifying the aggregate amount of any Principal Prepayments included therein;

               (iv) the amount of such distribution to Holders of each Class B Subclass allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

               (v) (a) the amount of such distribution to Holders of each Class B Subclass allocable to interest, (b) the amount of the Current Class B Interest Distribution Amount allocated to each Class B Subclass and the Pass-Through Rate applicable to such Distribution Date, (c) any Class B Subclass Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Subclass Unpaid Interest Shortfall with respect to each Class B Subclass after giving effect to such distribution, (d) the amount of any Non-Supported
          Interest Shortfall allocated to each Class B Subclass for such Distribution Date, and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class B Subclass for such Distribution Date;

               (vi) the amount of any Periodic Advance by any Servicer, the Master Servicer or the Trust Administrator pursuant to the Servicing Agreements or this Agreement;

               (vii) the number of Mortgage Loans outstanding as of the preceding Determination Date;

               (viii) the Class A Principal Balance, the Class A Subclass Principal Balance of each Subclass of Class A Certificates, the Class AP Principal Balance, the Class B Principal Balance and the Class B Subclass Principal Balance of each Subclass of Class B Certificates as of the following Determination Date after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

               (ix) the Adjusted Pool Amount, the Adjusted Pool Amount (Class AP Portion), the Pool Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Discount Mortgage Loans for such Distribution Date;

               (x) the aggregate Scheduled Principal Balances of the Mortgage Loans serviced by PHMC and, collectively, by the Other Servicers as of such Distribution Date;

               (xi) the Class A Percentage for the following Distribution Date (without, in the case of Exhibit F-1 Mortgage Loans, giving effect to Curtailments and Net Partial Liquidation Proceeds received after the Determination Date in the current month which are applied as of the Due Date occurring in such month);

               (xii) the Class A Prepayment Percentage for the following Distribution Date (without, in the case of Exhibit F-1 Mortgage Loans, giving effect to Curtailments and Net Partial Liquidation Proceeds received after the Determination Date in the current month which are applied as of the Due Date occurring in such month);

               (xiii) the Class B-1,  Class B-2, Class B-3, Class B-4, Class B-5
          and Class B-6 Percentages for the following Distribution Date (without, in the case of Exhibit F-1 Mortgage Loans, giving effect to Curtailments and Net Partial Liquidation Proceeds received after the Determination Date in the current month which are applied as of the Due Date occurring in such month);

               (xiv) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Prepayment Percentages for the following Distribution Date (without, in the case of Exhibit F-1 Mortgage Loans, giving effect to Curtailments and Net Partial Liquidation Proceeds received after the Determination Date in the current month which are applied as of the Due Date occurring in such month);

               (xv) the number and aggregate principal balances of Mortgage Loans delinquent (a) one month, (b) two months and (c) three months or more;

               (xvi) the number and aggregate principal balances of the Mortgage Loans in foreclosure as of the preceding Determination Date;

               (xvii) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

               (xviii) the amount of the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount as of the close of business on such Distribution Date;

               (xix) the principal and interest portions of Realized Losses allocated as of such Distribution Date and the amount of such Realized Losses constituting Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses;

                  (xx) the aggregate amount of Bankruptcy Losses allocated to each Subclass of Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary;

               (xxi) the amount by which the Class B Subclass Principal Balance of each Subclass of Class B Certificates has been reduced as a result of Realized Losses allocated as of such Distribution Date;

               (xxii) the unpaid principal balance of any Mortgage Loan as to which the Servicer of such Mortgage Loan has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances;

               (xxiii) the amount of the aggregate Servicing Fees and Master Servicing Fees paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Servicing Compensation has been reduced by the Prepayment Interest Shortfall or Curtailment Interest Shortfall for the related Distribution Date;

               (xxiv) the Class AP Deferred Amount, if any; and

               (xxv) such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns; and

deliver a copy of each type of statement to the Trust Administrator, who shall provide copies thereof to Persons making written request therefor at the Corporate Trust Office.

               In the case of information furnished with respect to a Subclass of Class A Certificates pursuant to clauses (i) and (ii) above, with respect to the Class AP Certificates pursuant to clause (iii) above and with respect to a Class B Subclass pursuant to clauses (iv) and (v) above, the amounts shall be expressed as a dollar amount per Class A (other than Class A-R) Certificate with a $1,000 Denomination, as a dollar amount per Class A-R Certificate with a $100 Denomination and as a dollar amount per Class AP and Class B Certificate with a $1 Denomination.

               Within a reasonable period of time after the end of each calendar year, the Master Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i) and (ii)(a) above in the case of a Class A Certificateholder, the information contained in clause
(iii) above in the case of a Class AP Certificateholder and the information contained in clauses (iv) and (v)(a) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               Prior to the close of business on the third Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to the Trust Administrator, any Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Master Servicer on written request) setting forth the Class A Subclass Distribution Amount with respect to each Class A Subclass, the Class AP Distribution Amount and the Class B Subclass Distribution Amount with respect to each Class B Subclass. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trust Administrator and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

               In addition to the reports required pursuant to this Section 4.04, the Master Servicer shall make available upon request to each Holder and each proposed transferee of a Class B Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A.

               Section 4.05 Reports to Mortgagors and the Internal Revenue Service. The Master Servicer shall, in each year beginning after the Cut-Off Date, make the reports of foreclosures and abandonments of any Mortgaged Property as required by Code Section 6050J. In order to facilitate this reporting process, the Master Servicer shall request that each Servicer, on or before January 15th of each year, shall provide to the Internal Revenue Service, with copies to the Master Servicer, reports relating to each instance occurring during the previous calendar year in which such Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan serviced by such Servicer, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicers shall be in form and substance sufficient to meet the reporting requirements imposed by Code Section 6050J. In addition, each Servicer shall provide the Master Servicer with sufficient information to allow the Master Servicer to, for each year ending after the Cut-Off Date, provide, or cause to be provided, to the Internal Revenue Service and the Mortgagors such information as is required under Code Sections 6050H (regarding payment of interest) and 6050P (regarding cancellation of indebtedness).

               Section 4.06. Distributions in Reduction of the Class A-11 Certificates. Distributions in reduction of the Class A Subclass Principal Balance of the Class A-11 Certificates will be made in integral multiples of $1,000 at the request of the appropriate Beneficial Owners or by mandatory distributions by random lot, pursuant to clauses (a) and (c) below, or on a pro rata basis pursuant to clause (e) below.

               (a) On each Distribution Date on which distributions in reduction of the Class A Subclass Principal Balance of the Class A-11 Certificates are made, such distributions will be made first in response to any request by a Beneficial Owner, but not exceeding an aggregate principal balance for such Subclass of $10,000 per request, until the first request by each such Beneficial Owner has been honored.

               Thereafter, distributions will be repeated up to a second $10,000. This sequence will be repeated for each request for principal distributions made by the Beneficial Owners of the Class A-11 Certificates until all such requests have been honored.

               Requests for distributions in reduction of the principal balances of Class A-11 Certificates will be accepted in the order of their receipt by the

Clearing Agency. All requests for distributions in reduction of the principal balance of Class A-11 Certificates will be accepted in accordance with the provisions set forth in Section 4.06(b). All requests for distributions in reduction of the principal balance of Class A-11 Certificates with respect to any Distribution Date must be received by the Clearing Agency and forwarded to, and received by, the Trust Administrator no later than the close of business on the related Record Date. Requests for distributions which are received by the Clearing Agency and forwarded to the Trust Administrator after the related Record Date and requests, in either case, for distributions not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of the principal balance of Class A-11 Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 4.06(b). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Beneficial Owner of the related Class A-11 Certificate, all in accordance with the procedures of the Clearing Agency and the Trust Administrator. Upon the transfer of beneficial ownership of any Class A-11 Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trust Administrator of notification of such withdrawal using a form required by the Clearing Agency.

               Distributions  in reduction  of the  principal  balances  will be applied, in the aggregate, to the Class A-11 Certificates in an amount equal to the Class A Principal Distribution Amount allocable to the Class A-11 Certificates pursuant to Section 4.01(b), plus any amounts available for distribution from the Rounding Account for such Subclass established as provided in Section 4.06(d), provided that the aggregate distribution in reduction of the Class A Subclass Principal Balance of the Class A-11 Certificates on any Distribution Date is made in an integral multiple of $1,000.

               To  the  extent  that  the  portion  of  the  Class  A  Principal
Distribution Amount allocable to distributions in reduction of the Class A Subclass Principal Balance of the Class A-11 Certificates on any Distribution Date exceeds the aggregate principal balances of Class A-11 Certificates with respect to which distribution requests, as set forth above, have been received (plus any amounts required to be distributed pursuant to the Rounding Account), distributions in reduction of the Class A Subclass Principal Balance of the Class A-11 Certificates will be made by mandatory distribution pursuant to
Section 4.06(c).

               (b) Requests for distributions in reduction of the principal balance of Class A-11 Certificates must be made by delivering a written request therefor to the Clearing Agency Participant or Clearing Agency Indirect Participant that maintains the account evidencing such Beneficial Owner's interest in Class A-11 Certificates. The Clearing Agency Participant should in turn make the request of the Clearing Agency (or, in the case of a Clearing Agency Indirect Participant, such Clearing Agency Indirect Participant must notify the related Clearing Agency Participant of such request, which Clearing Agency Participant should make the request of the Clearing Agency) on a form required by the Clearing Agency and provided to the Clearing Agency Participant. Upon receipt of such request, the Clearing Agency will date and time stamp such request and forward such request to the Trust Administrator. The Clearing Agency may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. Neither the Master Servicer, the Trust Administrator nor the Trustee shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Clearing Agency, a Clearing Agency Participant or any Clearing Agency Indirect Participant.

               The Trust Administrator shall maintain a list of those Clearing Agency Participants representing the appropriate Beneficial Owners of Class A-11 Certificates that have submitted requests for distributions in reduction of the principal balance of Class A-11 Certificates, together with the order of receipt and the amounts of such requests. The Clearing Agency will honor requests for distributions in the order of their receipt. The Trust Administrator shall notify the Clearing Agency and the appropriate Clearing Agency Participants as to which requests should be honored on each Distribution Date. Requests shall be honored by the Clearing Agency in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.06. The exact procedures to be followed by the Trust Administrator and the Clearing Agency for purposes of determining such priorities and limitations will be those established from time to time by the Trust Administrator or the Clearing Agency, as the case may be. The decisions of the Trust Administrator and the Clearing Agency concerning such matters will be final and binding on all affected persons.

               Individual Class A-11 Certificates which have been accepted for a distribution shall be due and payable on the applicable Distribution Date and shall cease to bear interest after the last day of the month preceding the month in which such Class A-11 Distribution Date occurs.

               Any Beneficial Owner of a Class A-11 Certificate which has requested a distribution may withdraw its request by so notifying in writing the Clearing Agency Participant or Clearing Agency Indirect Participant that maintains such Beneficial Owner's account. In the event that such account is maintained by a Clearing Agency Indirect Participant, such Clearing Agency Indirect Participant must notify the related Clearing Agency Participant which in turn must forward the withdrawal of such request, on a form required by the Clearing Agency, to the Trust Administrator. If such notice of withdrawal of a request for distribution has not been received by the Clearing Agency and forwarded to the Trust Administrator on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the Class A Subclass Principal Balance of Class A-11 Certificates on such Distribution Date.

               In the event any requests for distributions in reduction of the principal balance of Class A-11 Certificates are rejected by the Trust Administrator for failure to comply with the requirements of this Section 4.06, the Trust Administrator shall return such request to the appropriate Clearing Agency Participant with a copy to the Clearing Agency with an explanation as to the reason for such rejection.

               (c) To the extent, if any, that distributions in reduction of the
Class A Subclass Principal Balance of Class A-11 Certificates on a Distribution Date exceed the outstanding principal balances of Class A-11 Certificates with respect to which distribution requests have been received by the related Record Date, as provided in Section 4.06(a) above, distributions in reduction of the Class A Subclass Principal Balance of the Class A-11 Certificates will be made by mandatory distributions in reduction thereof. Such mandatory distributions on Individual Class A-11 Certificates will be made by random lot in accordance with the then-applicable random lot procedures of the Clearing Agency, the Clearing Agency Participants and the Clearing Agency Indirect Participants representing the Beneficial Owners; provided however, that, if after the distribution in reduction of the Class A Subclass Principal Balance of the Class A-11
Certificates on the next succeeding Distribution Date on which mandatory distributions are to be made, the principal balance of Class A-11 Certificates would not be reduced to zero, the Individual Class A-11 Certificates to which such distributions will be applied shall be selected by the Clearing Agency from those Class A-11 Certificates not otherwise receiving distributions in reduction of the principal balance on such Distribution Date. The Trust Administrator shall notify the Clearing Agency of the aggregate amount of the mandatory distribution in reduction of the Class A Subclass Principal Balance of the Class A-11 Certificates to be made on the next Distribution Date. The Clearing Agency shall then allocate such aggregate amount among its Clearing Agency Participants on a random lot basis. Each Clearing Agency Participant and, in turn, each Clearing Agency Indirect Participant will then select, in accordance with its own random lot procedures, Individual Class A-11 Certificates from among those held in its accounts to receive mandatory distributions in reduction of the principal balance of the Class A-11 Certificates, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Clearing Agency Participant by the Clearing Agency and to such Clearing Agency Indirect Participant by its related Clearing Agency Participant, as the case may be. Clearing Agency Participants and Clearing Agency Indirect Participants which hold Class A-11 Certificates selected for mandatory distributions in reduction of the principal balances are required to provide notice of such mandatory distributions to the affected Beneficial Owners. The Master Servicer agrees to notify the Trust Administrator of the amount of distributions in reduction of the principal balances of Class A-11 Certificates to be made on each Distribution Date in a timely manner such that the Trust Administrator may fulfill its obligations pursuant to the Letter of Representations dated February 26, 1996 among the Seller, the Trustee, the Trust Administrator and the Clearing Agency.

               (d) On the Closing Date, the Rounding Account shall be established with the Trust Administrator and the Depositor shall cause to be initially deposited with the Trust Administrator a $999.99 deposit for the Rounding Account. On each Distribution Date on which a distribution is made in reduction of the principal balance of the Class A-11 Certificates, funds on deposit in the Rounding Account shall be available to be applied to round upward to an integral multiple of $1,000 the aggregate distribution in reduction of the Class A Subclass Principal Balance to be made on the Class A-11 Certificates. Rounding of such distribution on the Class A-11 Certificates shall be accomplished, on the first such Distribution Date, by withdrawing from the Rounding Account the amount of funds, if any, needed to round the amount otherwise available for such distribution in reduction of the principal balance of the Class A-11 Certificates upward to the next integral multiple of $1,000. On each succeeding Distribution Date on which distributions in reduction of the principal balance of the Class A-11 Certificates are to be made, the aggregate amount of such distributions allocable to the Class A-11 Certificates shall be applied first to repay any funds withdrawn from the Rounding Account on the prior Distribution Date, and then the remainder of such allocable amount, if any, shall be similarly rounded upward and applied as distributions in reduction of the principal balance of the Class A-11 Certificates; this process shall continue on succeeding Distribution Dates until the Class A Subclass Principal Balance of the Class A-11 Certificates has been reduced to zero. The funds in the Rounding Account shall be held in a non-interest bearing account and shall not be reinvested.

               Notwithstanding anything herein to the contrary, on the Distribution Date on which distributions in reduction of the Class A Subclass Principal Balance of the Class A-11 Certificates will reduce the Class A Subclass Principal Balance thereof to zero or in the event that distributions in reduction of the Class A Subclass Principal Balance of the Class A-11 Certificates are made in accordance with the provisions set forth in Section

4.06(e), an amount equal to the difference between $1,000 and the sum then held in the Rounding Account shall be paid from the Pool Distribution Amount to the Rounding Account. Any funds then on deposit in such Rounding Account shall be distributed to the Holder of the Class A-R Certificate.

               (e) Notwithstanding any provisions herein to the contrary, on each Distribution Date following the first Distribution Date on which any principal losses are allocated to the Class A-11 Certificateholders occurring on or after the earliest to occur of (i) the Cross-Over Date, (ii) the date on which Special Hazard Losses exceed the Special Hazard Loss Amount, (iii) the date on which Fraud Losses exceed the Fraud Loss Amount and (iv) the date on which Bankruptcy Losses exceed the Bankruptcy Loss Amount, distributions in reduction of the principal balance of the Class A-11 Certificates (including amounts paid in respect of such losses under the Policy) will be made on a pro rata basis among the Holders of the Class A-11 Certificates and will not be made in integral multiples of $1,000 or pursuant to requested distributions or mandatory distributions by random lot.

               (f) In the event that Definitive Certificates representing the Class A-11 Certificates are issued pursuant to Section 5.07, an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the principal balances of the Class A-11 Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Class A-11 Certificates, with the provisions of this Section 4.06.

                                    ARTICLE V

                                THE CERTIFICATES

          Section 5.01. The Certificates. (a) The Class A, Class AP and
Class B Certificates shall be issued only in minimum denominations of a Single Certificate and, except for the Class A-R and Class B Certificates, integral multiples of $1,000 (or $1 in the case of the Class AP and Class B Certificates) in excess thereof (except, if necessary, for one Certificate of each Subclass (other than the Class A-R Certificate) that evidences one Single Certificate plus such additional principal portion as is required in order for all Certificates of such Subclass to equal the aggregate Original Class A Subclass Principal Balance, Original Class AP Principal Balance or the aggregate Original Class B Subclass Principal Balance of such Subclass, as the case may be), and shall be substantially in the respective forms set forth as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-12, A-13, A-14, A-15, A-16,
A-17,  A-18,  A-19,  A-20,  A-R, B-1, B-2, B-3, B-4, B-5, B-6, C, and D (reverse side of Certificates) hereto. On original issue the Certificates shall be executed and delivered by the Trust Administrator to or upon the order of the Seller upon receipt by the Trust Administrator or the Custodian of the documents specified in Section 2.01. The aggregate principal portion evidenced by the Class A, Class AP and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Administrator by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trust Administrator shall bind the Trust Administrator notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Trust Administrator, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

               Until such time as Definitive Certificates are issued pursuant to
Section 5.07, each Book-Entry Certificate shall bear the following legend:

               "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Trust Administrator or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

               (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such

Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to
Section 5.07:

               (i) the prvisions of this Section 5.01(b) shall be in full force and effect;

               (ii) the Seller, the Master Servicer, the Certificate Registrar and the Trust Administrator may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

               (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

               (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

               (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

               For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

               Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the reports or statements referred to in Section 4.04 shall be available to Beneficial Owners upon written request to the Trust Administrator at the Corporate Trust Office.

               Section 5.02. Registration of Transfer and Exchange of Certificates. (a) The Trust Administrator shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of
Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trust Administrator shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

               Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Trust Administrator shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class or Subclass.

               At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class or Subclass upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trust Administrator shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Trust Administrator) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

               No service charge shall be made for any transfer or exchange of Certificates, but the Trust Administrator or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

               All  Certificates  surrendered for transfer and exchange shall be
canceled  by  the  Certificate   Registrar,   the  Trust  Administrator  or  the
Authenticating Agent in accordance with their standard procedures.

               (b) No transfer of a Class B Certificate shall be made unless the registration requirements of the Securities Act of 1933, as amended, and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Trust Administrator or the Seller may, if such transfer is to be made within three years from the date of the initial sale of Certificates, require a Class B Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Seller or the Master Servicer, and (ii) the Trust Administrator shall require the transferee to execute an investment letter in the form of Exhibit J hereto certifying to the Seller and the Trust Administrator the facts surrounding such transfer, which investment letter shall not be an expense of the Trust Administrator, the Seller or the Master Servicer. The Holder of a Class B Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust Administrator, the Seller, the Master Servicer and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Seller nor the

Trust Administrator is under an obligation to register the Class B Certificates under said Act or any other securities law.

               (c) No transfer of a Class A-5 or Class B Certificate shall be made unless the Trust Administrator shall have received (i) in the case of a Class B Certificate, a representation letter from the transferee in the form of Exhibit J hereto or, in the case of a Class A-5 Certificate, a representation letter from the transferee in the form of Exhibit K hereto, to the effect that either (a) such transferee is not an employee benefit plan subject to the fiduciary responsibility provisions of ERISA, or a governmental plan as defined in Section 3(32) of ERISA or Code Section 4975 or subject to any federal, state or local law ("Similar Law") which is to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of any such Plan, which representation letter shall not be an expense of the Trust Administrator, the Seller or the Master Servicer or
(b) if such transferee is an insurance company, the source of funds used to purchase the Class A-5 or Class B Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)) and
there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (ii) in the case of any such Class A-5 or Class B Certificate presented for registration in the name of a Plan, or a trustee of any such Plan, an Opinion of Counsel satisfactory to the Trust Administrator and the Seller to the effect that the purchase or holding of such Class A-5 or Class B Certificate will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code or Similar Law and will not subject the Trust Administrator, the Seller or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Seller or the Master Servicer. The Class A-5 and Class B Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

               (d) No legal or beneficial interest in all or any portion of the Class A-R Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person investing the assets of a Plan (such plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trust Administrator with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trust Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R
Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses (i), (ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trust Administrator shall not execute, and shall not authenticate (or cause the Authenticating Agent to authenticate) and deliver, a new Class A-R Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Trust Administrator shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class A-R Certificate, unless the transferor shall have provided to the Trust Administrator an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class A-R Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that
(i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest,
(iii) the transferee intends to pay taxes associated with holding the residual interest as they become due and (iv) the transferee will not transfer the Class A-R Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

               The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class A-R Certificate, shall be accompanied by a written statement in the form attached as Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class A-R Certificate shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

               Upon notice to the Master Servicer that any legal or beneficial interest in any portion of the Class A-R Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class A-R
Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of such Class A-R Certificate as completely as if such transfer had never occurred, provided that the Master Servicer may, but is not required to, recover any distributions made to such transferee with respect to the Class A-R Certificate, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Class A-R Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class A-R Certificate (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost to the Master Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Master Servicer shall in no event be excused from furnishing such information.

               Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Trust Administrator or the Authenticating Agent, or the Trust Administrator or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trust Administrator or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trust Administrator or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trust Administrator shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class or Subclass. Upon the issuance of any new Certificate under this Section, the Trust Administrator or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trust Administrator or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

               Section 5.04. Persons Deemed Owners. Prior to the due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee, the Trust Administrator or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Seller, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar nor any agent of the Seller, the Master Servicer, the Trustee, the Trust Administrator or the Certificate Registrar shall be affected by notice to the contrary.

               Section 5.05. Access to List of Certificateholders' Names and Addresses. (a) If the Trust Administrator is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Trust Administrator, within 15 days after receipt by the Certificate Registrar of a request by the Trust Administrator in writing, a list, in such form as the Trust Administrator may reasonably require, of the names and addresses of the Certificateholders of each Class or Subclass as of the most recent Record Date.

               (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trust Administrator, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trust Administrator shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trust Administrator. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Trust Administrator is not the Certificate Registrar, the Trust Administrator shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

               (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Seller, the Master Servicer, the Certificate Registrar, the Trust Administrator and the Trustee that neither the Seller, the Master Servicer, the Certificate Registrar, the Trust Administrator nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the
Certificateholders hereunder, regardless of the source from which such information was delivered.

               Section  5.06.   Maintenance  of  Office  or  Agency.  The  Trust
Administrator will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Trust Administrator initially designates the Corporate Trust Office and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

               Section  5.07.  Definitive  Certificates.  If (i)(A)  the  Master
Servicer advises the Trust Administrator in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and (B) the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its option, advises the Trust Administrator in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of dismissal or resignation of the Master Servicer, Beneficial Owners representing aggregate Voting Interests of not less than 51% of the aggregate Voting Interests of each outstanding Subclass of Book-Entry Certificates advise the Trust Administrator through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners, the Trust Administrator shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trust Administrator by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Master Servicer, the Trust Administrator shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Master Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Master Servicer, the Trustee nor the Trust Administrator shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

               Section 5.08. Notices to Clearing Agency. Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trust Administrator shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

               Section 6.01. Liability of the Seller and the Master Servicer. The Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller and the Master Servicer.

               Section 6.02. Merger or Consolidation of the Seller or the Master Servicer. Subject to the following paragraph, the Seller and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

               The Seller or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or Master Servicer shall be a party, or any Person succeeding to the business of the Seller or Master Servicer, shall be the successor of the Seller or Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, in the case of the Master Servicer, any such successor or resulting Person shall be qualified to service mortgage loans for FNMA or FHLMC.

               Section 6.03.  Limitation on Liability of the Seller,  the Master
Servicer and Others. Neither the Seller nor the Master Servicer nor any of the directors, officers, employees or agents of either entity shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer, and any director, officer, employee or agent of either of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Seller, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Seller or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Seller or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Seller or the Master Servicer shall be entitled to be reimbursed therefor out of the Master Servicer Custodial Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class A, Class AP and Class B Certificates in the same manner as Realized Losses are allocated pursuant to Section 4.02(a).

               Section 6.04. Resignation of the Master Servicer. The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trust Administrator and the Trustee. No such resignation shall become effective until the Trust Administrator, the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

               Section 6.05. Compensation to the Master Servicer. The Master Servicer shall be entitled to receive a monthly fee equal to the Master
Servicing Fee, as compensation for services rendered by the Master Servicer under this Agreement. The Master Servicer also will be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement and any investment income on funds on deposit in the Master Servicer Custodial Account as additional compensation.

               Section 6.06. Assignment or Delegation of Duties by Master Servicer. The Master Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee and the Trust Administrator, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee or the Trust Administrator (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is satisfactory to the Trust Administrator and the Trustee, in the exercise of its reasonable judgment, and executes and delivers to the Trust Administrator and the Trustee an agreement, in form and substance reasonably satisfactory to the Trust Administrator and the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency; and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trust Administrator, the Trustee or the Seller under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

                                   ARTICLE VII

                                     DEFAULT

               Section 7.01. Events of Default. In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

                (i) any failure by the Master Servicer (a) to remit any funds to the Paying Agent as required by Section 4.03 or (b) to distribute or cause to be distributed to Certificateholders any payment required to be made by the Master Servicer under the terms of this Agreement which, in either case, continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

               (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

              (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days; or

               (iv) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property; or

                (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

               (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof;

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate

Voting Interest represented by all Certificates, by notice in writing to the Master Servicer (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the aggregate Master Servicing Fees due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trust Administrator pursuant to and under this Section, subject to the provisions of
Section 7.05; and, without limitation, the Trust Administrator is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trust Administrator in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trust Administrator all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trust Administrator all amounts which then have been or should have been deposited in the Master Servicer Custodial Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

               Section 7.02. Other Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

               Section 7.03. Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

               Section 7.04. Action upon Certain Failures of the Master Servicer and upon Event of Default. In the event that the Trustee or the Trust
Administrator shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i) or (ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee or the Trust Administrator may, but need not if the Trustee or the Trust Administrator, as the case may be, deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee or the Trust Administrator, the Trustee or Trust Administrator shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

               Section 7.05. Trust Administrator to Act; Appointment of Successor. When the Master Servicer receives notice of termination pursuant to
Section 7.01 or the Trustee or the Trust Administrator receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trust Administrator shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trust Administrator is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trust Administrator shall be entitled to receive monthly such portion of the Master Servicing Fee, together with such other servicing compensation as is agreed to at such time by the Trust Administrator and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's servicing activities hereunder. Notwithstanding the above, the Trust Administrator may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trust Administrator shall continue as the successor to the Master Servicer as provided above. The compensation of any successor master servicer so appointed shall not exceed the compensation specified in Section 6.05 hereof. In the event the Trust Administrator is required to solicit bids as provided above, the Trust Administrator shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the Master Servicing Fee as compensation together with the other servicing compensation in the form of late reporting fees or otherwise as provided in Section 6.05. Within 30 days after any such public announcement, the Trust Administrator shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trust Administrator shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trust Administrator from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trust Administrator to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trust Administrator and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trust Administrator and any successor servicer  in  effecting  the  termination  of the  Master  Servicer's  servicing responsibilities and rights hereunder and shall promptly provide the Trust Administrator or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trust Administrator or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Master Servicer Custodial Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trust Administrator nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in Section 7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trust Administrator) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) by either Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

               Section 7.06. Notification to Certificateholders. Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.

                                  ARTICLE VIII

               CONCERNING THE TRUSTEE AND THE TRUST ADMINISTRATOR

              Section 8.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

               The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Servicers pursuant to Articles III, IV and IX.

               No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee, and conforming to the requirements of this Agreement;

               (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

              (iii) the Trustee shall not be liable for any error of judgment made in good faith by any of its Responsible Officers, unless it shall be proved that the Trustee, or such Responsible Officer was negligent in ascertaining the pertinent facts.

               None of the provisions contained in this Agreement shall require the Trustee or the Trust Administrator to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               Section 8.02. Certain Matters Affecting the Trust Administrator and the Trustee. Except as otherwise provided in Section 8.01:

                (i) Each of the Trust Administrator and the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) Each of the Trust Administrator and the Trustee may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

              (iii) Each of the Trust Administrator and the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; and

               (iv) Each of the Trust Administrator and the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

               Section 8.03. Neither Trustee nor Trust Administrator Required to Make Investigation. Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, neither the Trustee nor the Trust Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee or the Trust Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Trust Administrator, not reasonably assured to the Trustee or the Trust Administrator by the security afforded to it by the terms of this Agreement, the Trustee or the Trust Administrator may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee or the Trust Administrator, shall be repaid by the Master Servicer upon demand.

               Section 8.04. Neither Trustee nor Trust Administrator Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and neither the Trustee nor the Trust Administrator assumes responsibility as to the correctness of the same. Neither the Trustee nor the Trust Administrator makes a representation for the correctness of the same. Neither the Trustee nor the Trust Administrator makes a representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Neither the Trustee nor, subject to Section 2.04, the Trust Administrator, shall be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited into the Master Servicer Custodial Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

               Section 8.05. Trustee and Trust Administrator May Own Certificates. Each of the Trustee, the Trust Administrator and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, Trust Administrator or such agent.

               Section 8.06. The Master Servicer to Pay Fees and Expenses. The Master Servicer covenants and agrees to pay to each of the Trustee and the Trust Administrator from time to time, and each of the Trustee and the Trust Administrator shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee or the Trust Administrator, as the case may be, and the Master Servicer will pay or reimburse the Trustee or the Trust Administrator, as the case may be, upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith.

               Section 8.07. Eligibility Requirements. Each of the Trustee and the Trust Administrator hereunder shall at all times be a corporation having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, and shall be subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section, such entity shall resign immediately in the manner and with the effect specified in Section 8.08.

               Section 8.08. Resignation and Removal. Each of the Trustee and the Trust Administrator may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee or trust administrator, as the case may be. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee or trust administrator shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Trust Administrator, as the case may be, may petition any court of competent jurisdiction for the appointment of a successor trustee or successor trust administrator.

               If at any time the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee or the Trust Administrator shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Trust Administrator or of the property or affairs of the Trustee or the Trust Administrator for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and/or the Trust Administrator, as the case may be, and appoint a successor trustee and/or successor trust administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee or Trust Administrator so removed and one copy to the successor trustee or successor trust administrator, as the case may be.

               The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any Certificate registered in the name of the Seller, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and/or the Trust Administrator and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

               Any resignation or removal of the Trustee or the Trust Administrator and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

               Section 8.09. Successor. Any successor trustee or successor trust administrator appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee or trust administrator, as the case may be, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or trust administrator shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or trust administrator, as the case may be, herein. The predecessor trustee or trust administrator shall deliver to its successor all Owner Mortgage Loan Files and related documents and statements held by it hereunder (other than any Owner Mortgage Loan Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Seller, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee or successor trust administrator, as the case may be, all such rights, powers, duties and obligations. No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07.

               Upon acceptance of appointment by a successor as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee or trust administrator hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of the successor trustee or trust administrator, the successor trustee or trust administrator, as the case may be, shall cause such notice to be mailed at the expense of the Master Servicer.

               Section 8.10. Merger or Consolidation. Any Person into which either the Trustee or the Trust Administrator may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee or the Trust Administrator shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee or the Trust Administrator, as the case may be, hereunder; provided, however, that (i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and
(ii) the Trustee or the Trust Administrator, as the case may be, shall deliver an Opinion of Counsel to the Seller and the Master Servicer to the effect that such merger, consolidation, sale or transfer will not subject the REMIC to federal, state or local tax or cause the Trust Estate to fail to qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee or the Trust Administrator, as the case may be.

               Section 8.11. Authenticating Agent. The Trust Administrator may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Trust Administrator in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trust Administrator or the Trust Administrator's countersignature, such reference shall be deemed to include authentication on behalf of the Trust Administrator by the Authenticating Agent and a certificate of authentication executed on behalf of the Trust Administrator by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

               Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trust Administrator or the Authenticating Agent.

               The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Trust Administrator, the Seller and the Master Servicer. The Trust Administrator may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Seller and the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trust Administrator promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer, and shall give written notice of such appointment to the

Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as
Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

               The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trust Administrator. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 8.06.

               Section 8.12. Separate Trustees and Co-Trustees. The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

               Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                (i) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

               (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

              (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

               (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

               Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

               Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

               No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under Section 8.09 hereof.

               The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

               The Master Servicer shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in
Section 8.06 hereof.

               Section 8.13. Appointment of Custodians. The Trust Administrator may at any time on or after the Closing Date, with the consent of the Master Servicer and the Seller, appoint one or more Custodians to hold all or a portion of the Owner Mortgage Loan Files as agent for the Trust Administrator, by entering into a Custodial Agreement. Subject to this Article VIII, the Trust Administrator agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Owner Mortgage Loan File. Each Custodial Agreement may be amended only as provided in Section 10.01.

               Section 8.14. Tax Matters; Compliance with REMIC Provisions. (a) Each of the Trustee, the Trust Administrator and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any action that would (i) affect the determination of the Trust Estate's status as a REMIC; or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either the REMIC or the Trust Estate. The Master Servicer, or, in the case of the execution of any tax return or other action required by law to be performed directly by the Trust Administrator, the Trust Administrator, shall (i) prepare, or cause to be prepared, and timely cause to be signed by the Trustee and file annual federal and applicable state and local income tax returns using a calendar year as the taxable year for the REMIC and the accrual method of accounting; (ii) in the first such federal tax return, make, or cause to be made, elections satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat the Trust Estate as a REMIC; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the Trust Estate, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Seller to the Trust Administrator and calculated on a monthly basis by using the issue price of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions); (v) file Forms SS-4 and 8811 and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to the Trust Estate, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans, other assets and liabilities of the Trust Estate, and the fair market value and adjusted basis of the Trust Estate property determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports; (vii) exercise reasonable care not to allow the creation of any "interests" in the REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20 and Class A-R Certificates, the Class AP Certificates and the Class B-l, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates;
(viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trustee and the Trust Administrator that such occurrence would not (a) result in a taxable gain, (b) otherwise subject either the Trust Estate or the REMIC to tax or (c) cause the Trust Estate to fail to qualify as a REMIC; (ix) exercise reasonable care not to allow the Trust Estate to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC; (x) pay (on behalf of the Trust Estate) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the Trust Estate when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and
(xi) if required or permitted by the Code and applicable law, act as "tax matters person" for the REMIC within the meaning of Treasury Regulations Section 1.860F-4(d), and the Master Servicer is hereby designated as agent of the Class A-R Certificateholder for such purpose (or if the Master Servicer is not so permitted, the Holder of the Class A-R Certificate shall be tax matters person in accordance with the REMIC Provisions). The Master Servicer shall be entitled to be reimbursed pursuant to Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder. The Trustee shall sign the Tax Returns referred to in clause (i) of the preceding sentence. In order to enable the Master Servicer, the Trust Administrator or the Trustee, as the case may be, to perform its duties as set forth above, the Seller shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class and Subclass of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Seller shall provide to the Master Servicer, the Trust Administrator or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer, the Trust Administrator or the Trustee, as the case may be, may from time to time, request in order to enable the Master Servicer to perform its duties as set forth above. The Seller hereby indemnifies the Master Servicer, the Trust Administrator or the Trustee, as the case may be, for any losses, liabilities, damages, claims or expenses of the Master Servicer, the Trust Administrator or the Trustee arising from any errors or miscalculations by the Master Servicer, the Trust Administrator or the Trustee pursuant to this Section that result from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Master Servicer, the Trust Administrator or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Seller, the Trust Administrator and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller, the Trust Administrator or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of the REMIC as described above. In the event that the Trust Administrator prepares any of the federal, state and local tax returns of the REMIC as described above, the Trust Administrator hereby indemnifies the Seller, the Master Servicer and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller, the Master Servicer or the Trustee arising from the Trust Administrator's willful misfeasance, bad faith or negligence in connection with such preparation.

               (b) Notwithstanding anything in this Agreement to the contrary, each of the Master Servicer, the Trust Administrator and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer, the Trust Administrator or the Trustee to perform its obligations under this Section 8.14.

               Section 8.15. Monthly Advances. In the event that the Master Servicer fails to make a Periodic Advance required to be made pursuant to
Section 3.03(a) on or before the Distribution Date (and similarly fails to deliver an Officers' Certificate evidencing the Master Servicer's determination that any Periodic Advance if made would be a Nonrecoverable Advance), the Trust Administrator shall provide to the Master Servicer by telecopy notice of such an Event of Default and shall deposit in the Master Servicer Custodial Account an amount equal to the excess of (a) Periodic Advances required to be made by the Master Servicer pursuant to this Agreement (as evidenced by the certificate required to be delivered to the Trust Administrator by the Master Servicer pursuant to Section 3.03(a)) over (b) the amount of Periodic Advances made by the Master Servicer, or a Servicer acting on its behalf, with respect to such Distribution Date; provided that the Trust Administrator shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. The Trust Administrator shall be entitled to be reimbursed from the Master Servicer Custodial Account for Periodic Advances and Nonrecoverable Advances made by it pursuant to this
Section 8.15 in like manner as if it were the Master Servicer.

                                   ARTICLE IX

                                   TERMINATION

               Section 9.01. Termination upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans. Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Master Servicer, the Trust Administrator and the Trustee created hereby (other than the obligation of the Trust Administrator to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and 8.14 hereof) shall terminate upon the last action required to be taken by the Trust Administrator on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the greater of (a) the sum of
(x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan) as of the Final Distribution Date, and (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01), plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate less any Fixed Retained Yield on each Mortgage Loan (including any REO Mortgage Loan) and
(b) the aggregate fair market value (as determined by the Master Servicer as of the close of business on such third Business Day) of all of the assets of the Trust Estate, and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

               The right of the Master  Servicer to  purchase  all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph are subject to Section 9.02 and conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than the amount set forth in Section 11.23. In the case of any purchase by the Master Servicer pursuant to said clause (i), the Master Servicer shall provide to the Trust Administrator the certification required by Section 3.04 and the Trust
Administrator and the Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Owner Mortgage Loan Files pertaining to the Mortgage Loans being purchased.

               Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trust Administrator for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Estate) or by the Trust Administrator (in any other case) by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trust Administrator therein designated, (B) the amount of any such final payment and
(C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date pursuant to Section 4.01) only upon presentation and surrender of the Certificates at the office or agency of the Trust Administrator therein specified. If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trust Administrator and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Master Servicer Custodial Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

               Upon presentation and surrender of the Certificates, the Trust Administrator shall cause to be distributed to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to (i) as to the Subclasses of Class A Certificates, the respective Class A Subclass Principal Balance together with any related Class A Subclass
Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Class A Subclass Interest Accrual Amount, (ii) as to the Class AP Certificates, the Class AP Principal Balance, (iii) as to the Subclasses of Class B Certificates, the respective Class B Subclass Principal Balance together with any related Class B Subclass Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Class B Subclass Interest Accrual Amount and (iv) as to the Class A-R Certificate, the amount, if any, which remains on deposit in the Master Servicer Custodial Account (other than amounts retained to meet claims) after application pursuant to clauses (i), (ii) and
(iii) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder; provided, however, that if the price paid pursuant to clause (i) of the first paragraph of this Section 9.01, after reimbursement to the Servicers, the Master Servicer and the Trust Administrator of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i), (ii), (iii) and (iv) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Section 4.02(b) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

               In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Trust Administrator shall on such date cause all funds, if any, in the Master Servicer Custodial Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Estate) or the Trust Administrator (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trust Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

               Section 9.02. Additional Termination  Requirements.  In the event of a termination of the Trust Estate upon the exercise by the Master Servicer of its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, provided that the Trust Administrator has received an Opinion of Counsel or other evidence to the effect that such termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject either the Trust Estate or the REMIC to federal tax or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                (i) The notice given by the Master Servicer under Section 9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax returns of the REMIC; and

               (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trust Administrator shall sell all of the assets of the Trust Estate to the Master Servicer for cash at the purchase price specified in Section 9.01 and shall distribute such cash in the manner specified in Section 9.01.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

               Section 10.01. Amendment. This Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Trust Administrator and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate or the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Master Servicer Custodial Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Certificates as evidenced by a letter from each Rating Agency to such effect, (v) to modify, eliminate or add to the provisions of Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Master Servicer for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that either the Trust Estate or the REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee and (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

               This Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Trust Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class or Subclass of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class or Subclass; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class or Subclass in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class or Subclass evidencing, as to such Class or Subclass, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class or Subclass the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class or Subclass then outstanding.

               Notwithstanding any contrary provision of this Agreement, the Trustee and the Trust Administrator shall not consent to any amendment to this Agreement unless each shall have first received an Opinion of Counsel to the effect that such amendment will not subject either the Trust Estate or the REMIC to tax or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding.

               Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trust Administrator shall furnish written notification of the substance of such amendment to each Certificateholder.

               It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

               Section 10.02. Recordation of Agreement. This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trust Administrator, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

               For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               Section 10.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

               Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

               No   Certificateholder,   solely  by  virtue  of  its  status  as
Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trust Administrator a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trust Administrator to institute such action, suit or proceeding in its own name as Trust Administrator hereunder and shall have offered to the Trust Administrator such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trust Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trust Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trust Administrator shall be entitled to such relief as can be given either at law or in equity.

               Section 10.04. Governing Law; Jurisdiction. This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

               Section 10.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to The Prudential Home Mortgage Securities Company, Inc., 5325 Spectrum Drive, Frederick, Maryland 21701,
Attention: Chief Executive Officer, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Seller, (ii) in the case of the Master Servicer, to Securitized Asset Services Corporation, 5325 Spectrum Drive, Frederick, Maryland 21701, Attention: Vice President or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Master Servicer, (iii) in the case of the Trustee, to the Corporate Trust Office and (iv) in the case of the Trust Administrator, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Trustee or the Trust Administrator, in each case Attention: Corporate Trust Department. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice, provided, however, that any demand, notice or communication to or upon the Seller, the Master Servicer, the Trustee or the Trust Administrator shall not be effective until received.

               For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, the Trust Administrator, such Servicer or a Certificateholder.

               Section 10.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

               Section 10.07. Special Notices to Rating Agencies. (a) The Trust Administrator shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

               (i) any amendment to this Agreement pursuant to Section 10.01;

               (ii) any sale or transfer of the Class B Certificates pursuant to
          Section 5.02 to an affiliate of the Seller other than The Prudential Insurance Company of America;

               (iii) any assignment by the Master Servicer of its rights and delegation of its duties pursuant to Section 6.06;

               (iv) any resignation of the Master Servicer pursuant to Section 6.04;

               (v) the  occurrence of any of the Events of Default  described in
          Section 7.01;

               (vi) any notice of termination given to the Master Servicer pursuant to Section 7.01;

               (vii) the appointment of any successor to the Master Servicer pursuant to Section 7.05; or

               (viii) the making of a final payment pursuant to Section 9.01.

               (b) The Master Servicer shall give prompt notice to each Rating Agency of the occurrence of any of the following events:

               (i) the appointment of a Custodian pursuant to Section 2.02;

               (ii) the resignation or removal of the Trustee or the Trust Administrator pursuant to Section 8.08;

               (iii)  the   appointment   of  a   successor   trustee  or  trust
          administrator pursuant to Section 8.09; or

               (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer, other than to any affiliate of The Prudential Insurance Company of America.

               (c) The Master Servicer shall deliver to each Rating Agency:

               (i) reports prepared pursuant to Section 3.05; and

               (ii) statements prepared pursuant to Section 4.04.

               Section 10.08. Covenant of Seller. The Seller shall not amend Article Third of its Certificate of Incorporation without the prior written consent of each Rating Agency rating the Certificates.

               Section 10.09. Recharacterization. The Parties intend the conveyance by the Seller to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Trustee a first prior security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

               Section 11.01. Class A Fixed Pass-Through Rate. The Class A Fixed Pass-Through Rate is 7.250% per annum.

               Section   11.02.   Cut-Off   Date.   The  Cut-Off  Date  for  the
Certificates is February 1, 1996.

               Section 11.03. Cut-Off Date Aggregate Principal Balance. The Cut-Off Date Aggregate Principal Balance is $425,553,675.74.

               Section 11.04. Original Class A Percentage. The Original Class A Percentage is 93.74441221%.

               Section 11.05. Original Class A Subclass Principal Balances. As to the following Subclasses of Class A Certificates, the Class A Subclass Principal Balance of such Subclass as of the Cut-Off Date, as follows:

                                                 Original Class A
        Class A Subclass                    Subclass Principal Balance

          Class A-1 .......................      $    9,667,860.00
          Class A-2 .......................      $    9,810,363.00
          Class A-3 .......................      $   20,750,000.00
          Class A-4 .......................      $   21,800,000.00
          Class A-5 .......................      $   39,857,900.00
          Class A-6 .......................      $    4,996,513.00
          Class A-7 .......................      $   57,959,566.00
          Class A-8 .......................      $   44,500,000.00
          Class A-9 .......................      $    5,250,000.00
          Class A-10 ......................      $    5,000,000.00
          Class A-11 ......................      $    5,325,000.00
          Class A-12 ......................      $    1,775,000.00
          Class A-13 ......................      $    3,000,000.00
          Class A-14 ......................      $   59,689,996.00
          Class A-15 ......................      $   60,962,267.00
          Class A-16 ......................      $    9,993,028.00
          Class A-17 ......................      $    1,000,000.00
          Class A-18 ......................      $    4,996,514.00
          Class A-19 ......................      $    9,993,028.00
          Class A-20 ......................      $   22,251,865.00
          Class A-R .......................      $          100.00

               Section 11.06. Original Class A Principal Balance. The Original Class A Principal Balance is $398,579,000.00.

               Section 11.07. Original Class AP Principal Balance. The Original Class AP Principal Balance is $377,400.60.

               Section 11.08. Master Servicing Fee Rate. The rate used to calculate the Master Servicing Fee for each Mortgage Loan is 0.02% per annum.

               Section 11.09. Original Class B-1 Percentage. The Original Class B-1 Percentage is 2.50225627%.

               Section 11.10. Original Class B-2 Percentage. The Original Class B-2 Percentage is 1.00076139%.

               Section 11.11. Original Class B-3 Percentage. The Original Class B-3 Percentage is 0.75074744%.

               Section 11.12. Original Class B-4 Percentage. The Original Class B-4 Percentage is 1.05085826%.

               Section 11.13. Original Class B-5 Percentage. The Original Class B-5 Percentage is 0.45040142%.

               Section 11.14. Original Class B-6 Percentage. The Original Class B-6 Percentage is 0.50056301%.

               Section 11.15. Original Class B Principal Balance. The Original Class B Principal Balance is $26,597,275.14.

               Section 11.16. Original Class B Subclass Principal Balances. As to any Class B Certificate, the Class B Subclass Principal Balance of such Subclass as of the Cut-Off Date, is as follows:

                                                 Original Class B
        Class B Subclass                    Subclass Principal Balance

          Class B-1 .....................     $   10,639,000.00
          Class B-2 .....................     $    4,255,000.00
          Class B-3 .....................     $    3,192,000.00
          Class B-4 .....................     $    4,468,000.00
          Class B-5 .....................     $    1,915,000.00
          Class B-6 .....................     $    2,128,275.14


               Section 11.17. Original Class B-1 Fractional Interest. The Original Class B-1 Fractional Interest is 3.75333152%.

               Section 11.18. Original Class B-2 Fractional Interest. The Original Class B-2 Fractional Interest is 2.75257013%.

               Section 11.19. Original Class B-3 Fractional Interest. The Original Class B-3 Fractional Interest is 2.00182269%.

               Section 11.20. Original Class B-4 Fractional Interest. The Original Class B-4 Fractional Interest is 0.95096443%.

               Section 11.21. Original Class B-5 Fractional Interest. The Original Class B-5 Fractional Interest is 0.50056301%.

               Section  11.22.  Closing  Date.  The Closing Date is February 26,
1996.

               Section 11.23. Right to Purchase. The right of the Master Servicer to purchase all of the Mortgage Loans pursuant to Section 9.01 hereof shall be conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans being less than $42,555,367.57 (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

               Section 11.24. Wire Transfer Eligibility. With respect to the Certificates (other than the Class AP, Class A-R, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates), the minimum Denomination eligible for wire transfer on each Distribution Date is $5,000,000. The minimum Denomination eligible for wire transfer on each Distribution Date for the Class AP, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates is 100% Percentage Interest. The Class A-R Certificate is not eligible for wire transfer.

               Section 11.25. Single Certificate. A Single Certificate for each Subclass of Class A Certificates (other than the Class A-11, Class A-12, Class A-13, Class A-17 and Class A-R Certificates), the Class AP Certificates and each Subclass of Class B Certificates represents a $100,000 Denomination. A Single Certificate for the Class A-11 Class A-12, Class A-13 and Class A-17 Certificates represents a $1,000 Denomination. A Single Certificate for the Class A-R Certificate represents a $100 Denomination.

               Section 11.26. Servicing Fee Rate. The rate used to calculate the Servicing Fee which ranges from 0.200% to 0.250% per annum and, as to each Mortgage Loan, is set forth on Exhibit F-1 or F-2 hereto.

               IN WITNESS WHEREOF, the Seller, the Master Servicer, the Trust Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                       THE PRUDENTIAL HOME MORTGAGE
                                       SECURITIES COMPANY, INC.
                                       as Seller

                                       By:
                                       Name:
                                       Title:

                                       SECURITIZED ASSET SERVICES
                                       CORPORATION
                                       as Master Servicer

                                       By:
                                       Name:
                                       Title:

                                       FIRST BANK NATIONAL ASSOCIATION
                                       as Trust Administrator

                                       By:
                                       Name:
                                       Title:

                                       FIRSTAR TRUST COMPANY
                                       as Trustee

                                       By:
                                       Name:
                                       Title:

Attest:
By:
Name:
Title:

STATE OF NEW YORK            )
                                 ss.:
COUNTY OF NEW YORK           )

               On this 26th day of February, 1996, before me, a notary public in and for the State of New York, personally M. Kathryn Gray, known to me who, being by me duly sworn, did depose and say that she resides at Brookeville, Maryland; that she is a Vice President of The Prudential Home Mortgage Securities Company, Inc., a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said corporation.

- -------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK            )
                                 ss.:
COUNTY OF NEW YORK           )

               On this 26th day of February, 1996, before me, a notary public in and for the State of New York, personally appeared M. Kathryn Gray, known to me who, being by me duly sworn, did depose and say that she resides at Brookeville, Maryland; that she is a Vice President of Securitized Asset Services Corporation, a New Jersey corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said corporation.

- -------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF MINNESOTA         )
                                ss.:
COUNTY OF                  )

               On this 26th day of February, 1996, before me, a notary public in and for the State of Minnesota, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that she resides at _________________, Minnesota; that she is a ____________________ of First Bank
National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said corporation.





- -------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF MINNESOTA         )
                                ss.:
COUNTY OF                  )

               On this 26th day of February, 1996, before me, a notary public in and for the State of Minnesota, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that he resides at __________________, Minnesota; that he is a _____________________ of First Bank
National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

- -------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF WISCONSIN         )
                             ss.:
COUNTY OF                  )

               On this 26th day of February, 1996, before me, a notary public in and for the State of Wisconsin, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that s/he resides at ________________, Wisconsin; that s/he is a ____________________ of Firstar
Trust Company, a ________________________, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of said corporation.

- -------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF WISCONSIN         )
                             ss.:
COUNTY OF                  )

               On this 26th day of February, 1996, before me, a notary public in and for the State of Wisconsin, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that s/he resides at ________________, Wisconsin; that s/he is a ____________________ of Firstar
Trust Company, a ________________________, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of said corporation.





- -------------------------
Notary Public

[NOTARIAL SEAL]

                                   EXHIBIT A-1
                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS
  AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED
BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT
  IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-2 CLASS A-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                      First Distribution Date:  March 25, 1996


Percentage Interest evidenced          Denomination: $
by this Certificate:  %

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date will be 7.25% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                      First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-2
                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
 IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
  AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
   MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
      OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER
                  HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-2 CLASS A-2

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

           THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                      First Distribution Date:  March 25, 1996

Percentage Interest evidenced          Denomination:  $
by his Certificate: %

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-2 Certificates required to be distributed to Holders of Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date will be 7.25% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-2 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                      First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-3
                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
 IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
  AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
   MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
      OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER
                  HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-2 CLASS A-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

             THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

           THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996

Percentage Interest evidenced           Denomination:  $
by his Certificate: %

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-3 Certificates required to be distributed to Holders of Class A-3 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-3 Certificates applicable to each Distribution Date will be 7.25% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-3 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                       First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-4
                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
 IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
  AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
   MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
      OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER
                  HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-2 CLASS A-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

             THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                      First Distribution Date:  March 25, 1996

Percentage Interest evidenced          Denomination:  $
by his Certificate: %

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-4 Certificates required to be distributed to Holders of Class A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-4 Certificates applicable to each Distribution Date will be 7.25% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-4 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                       First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-5
                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

 THIS CERTIFICATE IS SUBORDINATED TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-6, CLASS A-7, CLASS A-8, CLASS A-9, CLASS A-10, CLASS A-11, CLASS A-12, CLASS A-13, CLASS A-14, CLASS A-15, CLASS A-16, CLASS A-17, CLASS A-18, CLASS A-19 AND CLASS A-20 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-2 CLASS A-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

             THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                      First Distribution Date:  March 25, 1996

Percentage Interest evidenced          Denomination:  $
by his Certificate: %

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-5 Certificates required to be distributed to Holders of Class A-5 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-5 Certificates applicable to each Distribution Date will be 7.25% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-5 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               No transfer of a Class A-5 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Seller and the Trust Administrator (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Seller and the Trust Administrator with respect to certain matters, as described in the Agreement.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                      First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-6
                     [FORM OF FACE OF CLASS A-6 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
 IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
  AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
   MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
      OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER
                  HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-2 CLASS A-6

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

             THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996

Percentage Interest evidenced           Denomination:  $
by his Certificate: %

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-6 Certificates required to be distributed to Holders of Class A-6 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-6 Certificates applicable to each Distribution Date will be 7.00% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-6 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                       First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-7
                     [FORM OF FACE OF CLASS A-7 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
 IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
  AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
   MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
      OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER
                  HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-2 CLASS A-7

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996


Percentage Interest evidenced           Denomination: $
by this Certificate:  %

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-7 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-7 Certificates required to be distributed to Holders of Class A-7 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-7 Certificates applicable to each Distribution Date will be 7.450% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-7 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                       First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-8
                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
 IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
  AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
   MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
      OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER
                  HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-2 CLASS A-8

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

           THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996

Percentage Interest evidenced           Denomination: $
by this Certificate:  %

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-8 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-8 Certificates required to be distributed to Holders of Class A-8 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-8 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-8 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                      First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-9
                     [FORM OF FACE OF CLASS A-9 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
 IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
  AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
   MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
      OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER
                  HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-2 CLASS A-9

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996


Percentage Interest evidenced           Denomination: $
by this Certificate:  %

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-9 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-9 Certificates required to be distributed to Holders of Class A-9 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-9 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-9 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                      First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-10
                    [FORM OF FACE OF CLASS A-10 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
 IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
  AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
   MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
      OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER
                  HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-2 CLASS A-10

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996


Percentage Interest evidenced           Denomination: $
by this Certificate:  %

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-10 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-10 Certificates required to be distributed to Holders of Class A-10 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-10 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-10 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                      First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-11
                    [FORM OF FACE OF CLASS A-11 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
 IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
  AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
   MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
      OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER
                  HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-2 CLASS A-11

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996


Percentage Interest evidenced           Denomination: $
by this Certificate:  %

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-11 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-11 Certificates required to be distributed to Holders of Class A-11 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Prior to the first Distribution Date following the first Distribution Date on which any principal losses are allocated to the Class A-11 Certificateholders occurring on or after the earliest to occur of (a) the Cross-Over Date, (b) the date on which Special Hazard Losses exceed the Special Hazard Loss Amount, (c) the date on which Fraud Losses exceed the Fraud Loss Amount and (d) the date on which Bankruptcy Losses exceed the Bankruptcy Loss Amount, distributions in reduction of the principal balance of this Certificate will be made only in lots equal to $1,000 initial principal balance and in accordance with the priorities and procedures set forth in Section 4.06 of the Agreement (i) at the request of Beneficial Owners and (ii) by random lot. On and after such Distribution Date, distributions in reduction of principal balance will be made as provided in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-11 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-11 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                      First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-12
                    [FORM OF FACE OF CLASS A-12 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
 IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
  AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
   MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
      OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER
                  HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-2 CLASS A-12

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996


Percentage Interest evidenced           Denomination: $
by this Certificate:  %

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-12 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-12 Certificates required to be distributed to Holders of Class A-12 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-12 Certificates applicable to each Distribution Date will be 8.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-12 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                      First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-13
                    [FORM OF FACE OF CLASS A-13 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
 IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
  AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
   MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
      OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER
                  HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-2 CLASS A-13

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996


Percentage Interest evidenced           Denomination: $
by this Certificate:  %

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-13 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-13 Certificates required to be distributed to Holders of Class A-13 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-13 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-13 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                      First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-14
                    [FORM OF FACE OF CLASS A-14 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
 IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
  AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
   MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
      OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER
                  HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-2 CLASS A-14

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

           THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996


Percentage Interest evidenced           Denomination: $
by this Certificate:  %

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-14 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-14 Certificates required to be distributed to Holders of Class A-14 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-14 Certificates applicable to each Distribution Date will be 7.050% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-14 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                      First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-15
                    [FORM OF FACE OF CLASS A-15 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
 IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
  AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
   MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
      OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER
                  HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-2 CLASS A-15

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996


Percentage Interest evidenced           Denomination: $
by this Certificate:  %

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-15 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-15 Certificates required to be distributed to Holders of Class A-15 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-15 Certificates applicable to each Distribution Date will be 7.400% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-15 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                      First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-16
                    [FORM OF FACE OF CLASS A-16 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
 IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
  AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
   MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
      OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER
                  HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-2 CLASS A-16

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996


Percentage Interest evidenced           Denomination: $
by this Certificate:  %

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-16 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-16 Certificates required to be distributed to Holders of Class A-16 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-16 Certificates applicable to each Distribution Date will be 6.850% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-16 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                      First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-17
                    [FORM OF FACE OF CLASS A-17 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
 IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
  AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
   MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
      OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER
                  HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-2 CLASS A-17

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996


Percentage Interest evidenced           Denomination: $
by this Certificate:  %

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-17 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-17 Certificates required to be distributed to Holders of Class A-17 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-17 Certificates applicable to each Distribution Date will be 8.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-17 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                      First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-18
                    [FORM OF FACE OF CLASS A-18 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
 IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
  AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
   MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
      OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER
                  HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-2 CLASS A-18

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996


Percentage Interest evidenced           Denomination: $
by this Certificate:  %

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-18 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-18 Certificates required to be distributed to Holders of Class A-18 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-18 Certificates applicable to each Distribution Date will be 6.650% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-18 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                      First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-19
                    [FORM OF FACE OF CLASS A-19 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
 IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
  AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
   MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
      OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER
                  HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-2 CLASS A-19

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996


Percentage Interest evidenced           Denomination: $
by this Certificate:  %

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-19 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-19 Certificates required to be distributed to Holders of Class A-19 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-19 Certificates applicable to each Distribution Date will be 7.450% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-19 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                      First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-20
                    [FORM OF FACE OF CLASS A-20 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
 IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
  AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
   MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
      OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER
                  HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-2 CLASS A-20

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996


Percentage Interest evidenced           Denomination: $
by this Certificate:  %

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-20 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-20 Certificates required to be distributed to Holders of Class A-20 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-20 Certificates applicable to each Distribution Date will be 7.135% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-20 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                       First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-R
                     [Form of Face of Class A-R Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUST ADMINISTRATOR TO THE EFFECT THAT, AMONG OTHER THINGS,
IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN
SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OF ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN.

PURCHASERS OF THIS CLASS A-R CERTIFICATE SHOULD BE AWARE THAT ON JANUARY 3, 1995, THE INTERNAL REVENUE SERVICE ISSUED PROPOSED REGULATIONS UNDER CODE
SECTION 475 THAT, IF ADOPTED IN FINAL FORM, WOULD APPLY TO THIS CLASS A-R CERTIFICATE AND WOULD NOT PERMIT THIS CLASS A-R CERTIFICATE TO BE MARKED TO MARKET.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-2, CLASS A-R


                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996


Percentage Interest evidenced           Denomination: $ 100
by this Certificate:  %

               THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-R Certificate required to be distributed to the Holders of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates will not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be 7.25% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                       First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS AP CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-2, CLASS B-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996


Percentage Interest evidenced           Denomination: $
by this Certificate:  %

               THIS   CERTIFIES   THAT   ____________________________   is   the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A and Class AP Certificates as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The Pass-Through Rate on the Class B-1 Certificates applicable to each Distribution Date will be 7.25% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               No transfer of a Class B-1 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the date of initial issuance of the Certificates pursuant to the Agreement, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters, as described in the Agreement.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                       First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS AP AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-2, CLASS B-2

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996


Percentage Interest evidenced           Denomination: $
by this Certificate:  %

               THIS   CERTIFIES   THAT   ____________________________   is   the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A and Class AP Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The Pass-Through Rate on the Class B-2 Certificates applicable to each Distribution Date will be 7.25% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               No transfer of a Class B-2 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the date of initial issuance of the Certificates pursuant to the Agreement, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters, as described in the Agreement.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                      First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT B-3
                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS AP, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-2, CLASS B-3

                     evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996


Percentage Interest evidenced           Denomination: $
by this Certificate:  %

               THIS   CERTIFIES   THAT   ____________________________   is   the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A and Class AP Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The Pass-Through Rate on the Class B-3 Certificates applicable to each Distribution Date will be 7.25% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               No transfer of a Class B-3 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the date of initial issuance of the Certificates pursuant to the Agreement, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters, as described in the Agreement.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                      First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS AP, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-2, CLASS B-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996


Percentage Interest evidenced           Denomination: $
by this Certificate:  %

               THIS   CERTIFIES   THAT   ____________________________   is   the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A and Class AP Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The Pass-Through Rate on the Class B-4 Certificates applicable to each Distribution Date will be 7.25% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the date of initial issuance of the Certificates pursuant to the Agreement, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters, as described in the Agreement.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                      First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT B-5
                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS AP, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-2, CLASS B-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996


Percentage Interest evidenced           Denomination: $
by this Certificate:  %

               THIS   CERTIFIES   THAT   ____________________________   is   the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A and Class AP Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The Pass-Through Rate on the Class B-5 Certificates applicable to each Distribution Date will be 7.25% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the date of initial issuance of the Certificates pursuant to the Agreement, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters, as described in the Agreement.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                      First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT B-6
                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS AP, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-2, CLASS B-6

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996


Percentage Interest evidenced           Denomination: $
by this Certificate:  %

               THIS   CERTIFIES   THAT   ____________________________   is   the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A and Class AP Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-6 Distribution Amount required to be distributed to Holders of Class B-6 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The Pass-Through Rate on the Class B-6 Certificates applicable to each Distribution Date will be 7.25% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-6 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               No transfer of a Class B-6 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the date of initial issuance of the Certificates pursuant to the Agreement, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters, as described in the Agreement.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  February 26, 1996

                                      First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                    EXHIBIT C
                     [FORM OF FACE OF CLASS AP CERTIFICATE]


                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-2, CLASS AP


                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                (Not an interest in or obligation of the Seller)

               THIS  CERTIFICATE  DOES NOT  EVIDENCE  AN  OBLIGATION  OF,  OR AN
INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:   February 1, 1996

CUSIP No.: 74434U                       First Distribution Date:  March 25, 1996


Percentage Interest evidenced           Denomination: $
by this Certificate:  %

               THIS   CERTIFIES   THAT   _____________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class AP Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by The Prudential Home Mortgage Securities Company, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of February 26, 1996 (the "Agreement") among the Seller, Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class AP Distribution Amount required to be distributed to Holders of Class AP Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class AP Certificates will not be entitled to distributions in respect of interest.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:   February 26, 1996

                                      First Bank National Association,
                                        Trust Administrator


                                      By____________________________
                                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                    EXHIBIT D


                 [Form of Reverse of Series 1996-2 Certificates]


              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1996-2

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes and Subclasses designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trust Administrator, such advances are reimbursable to such Servicer, the Master Servicer or the Trust Administrator to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Master Servicer Custodial Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trust Administrator, as applicable, of advances made by such Servicer, the Master Servicer or the Trust Administrator.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer, the Trust Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer, the Trust Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class or Subclass of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trust Administrator, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and Subclass and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and Subclass and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Seller, the Master Servicer, the Trust Administrator, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trust Administrator, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trust Administrator, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

               The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trust Administrator on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date of the Agreement. The Agreement permits, but does not require, the Master Servicer to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Master Servicer's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT

              FOR VALUE RECEIVED, the undersigned hereby sell(s),
                         assign(s) and transfer(s) unto



              (Please print or typewrite name and address including
                          postal zip code of assignee)

the  beneficial   interest   evidenced  by  the  within  Mortgage   Pass-Through
Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class or Subclass, to the above named assignee and deliver such Certificate to the following address:



Social Security or other Identifying Number of Assignee:



Dated:


                                            -----------------------------------
                                            Signature by or on behalf
                                            of assignor


                                            -----------------------------------
                                            Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

               Distributions  shall be made,  if the  assignee  is  eligible  to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to
- -----------------------------------------------------------------
for              the              account              of
__________________________   account
number   _____________,   or,  if  mailed  by  check,  to
- -------------------------------------------------------.
Applicable     statements    should    be    mailed    to
- ----------------------
- ----------------------------------------------------------------.

               This information is provided by ______________________, the assignee named above, or ___________________________________, as its agent.

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

               THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of _____________, by and among FIRST BANK NATIONAL ASSOCIATION, not individually, but solely as Trust Administrator (including its successors under the Pooling and Servicing Agreement defined below, the "Trust Administrator"), THE PRUDENTIAL HOME MORTGAGE SECURITIES
COMPANY, INC. (together with any successor in interest, the "Seller"), SECURITIZED ASSET SALES CORPORATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and ___________________________ (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                            W I T N E S E T H T H A T

               WHEREAS, the Seller, the Master Servicer, the Trust Administrator and Firstar Trust Company, as trustee, have entered into a Pooling and Servicing Agreement dated as of February 26, 1996 relating to the issuance of Mortgage Pass-Through Certificates, Series 1996-2 (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

               WHEREAS, the Custodian has agreed to act as agent for the Trust Administrator for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trust Administrator, the Seller, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   Definitions

               Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

               Section 2.1. Custodian to Act as Agent; Acceptance of Custodial Files. The Custodian, as the duly appointed agent of the Trust Administrator for these purposes, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Notes, Mortgages, assignments and other documents and any similar documents received by the Trust Administrator subsequent to the date hereof (the "Custodial Files") as agent for the Trust Administrator, in trust, for the use and benefit of all present and future Certificateholders.

               Section 2.2. Recordation of Assignments. If any Custodial File includes one or more assignments to the Trust Administrator of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

               Section 2.3. Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.01 of the Pooling and Servicing Agreement, each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Seller, the Master Servicer and the Trust Administrator.

               Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall give prompt written notice to the Seller, the Master Servicer and the Trust Administrator.

               Section 2.5. Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in an manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.02 of the Pooling and Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to the Master Servicer.

               From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan. With such certificate, the Master Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer on behalf of the Master
Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Master Servicer. The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public Trust Administrator or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

               Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III

                            Concerning the Custodian

               Section 3.1. Custodian a Bailee and Agent of the Trust Administrator. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trust Administrator, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

               Section 3.2. Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

               Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

               Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

               Section 3.5. Custodian May Resign; Trust Administrator May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trust Administrator shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trust Administrator shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

               The Trust Administrator may remove the Custodian at any time. In such event, the Trust Administrator shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

               Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trust Administrator shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trust Administrator without the prior approval of the Seller and the Master Servicer.

               Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

               Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.

                                   ARTICLE IV

                            Miscellaneous Provisions

               Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

               Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trust Administrator shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trust Administrator shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

               Section 4.3. Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

               Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trust Administrator, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

               For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

               IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                    FIRST BANK NATIONAL ASSOCIATION

180 East Fifth Street                       By:
St. Paul, Minnesota  55101                  Name:
                                            Title:



Address:                                    THE PRUDENTIAL HOME MORTGAGE
                                              SECURITIES COMPANY, INC.
5325 Spectrum Drive
Frederick, Maryland  21701                  By:
                                            Name:
                                            Title:



Address:                                    SECURITIZED ASSET SERVICES
                                              CORPORATION
7485 New Horizon Way
Frederick, Maryland  21701                  By:
                                            Name:
                                            Title:

Address:                                    THE PRUDENTIAL HOME MORTGAGE
                                              COMPANY, INC.

5325 Spectrum Drive
Frederick, Maryland  21701                  By:
                                            Name:
                                            Title:



Address:                                    [CUSTODIAN]

                                            By:
                                            Name:
                                            Title:

STATE OF                     )
                             :  ss.:
COUNTY OF                    )

               On this ____ day of _________, 19__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of The Prudential Home
Mortgage Securities Company, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.




Notary Public



[NOTARIAL SEAL]

STATE OF                     )
                             :  ss.:
COUNTY OF                    )

               On this ____ day of _________, 19__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Securitized Asset
Services Corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.




Notary Public



[NOTARIAL SEAL]

STATE OF                     )
                             :  ss.:
COUNTY OF                    )

               On this ___ day of ________, 19__, before me, a notary public in and for the State of ____________, personally appeared __________ _________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the ____________________ of First Bank
National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.




Notary Public




[NOTARIAL SEAL]

STATE OF                     )
                             :  ss.:
COUNTY OF                    )

               On this ___ day of ________, 19__, before me, a notary public in and for the State of ____________, personally appeared _______________ , known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of The Prudential Home
Mortgage Company, Inc., a New Jersey corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.





Notary Public

 [NOTARIAL SEAL]

STATE OF                     )
                             :  ss.:
COUNTY OF                    )

               On this ____ day of ________, 19 , before me, a notary public in and for the State of __________, personally appeared __________, known to me who, being by me duly sworn, did depose and say that he resides at
__________________________;   that   he  is   the   _______________________   of
______________________,  a  _________________________,  one of the parties  that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.




Notary Public

 [NOTARIAL SEAL]

                                   EXHIBIT F-1


PHMSC
PHM / 1996-2  Exhibit F-1
20 & 30 YEAR FIXED RATE NON-RELOCATION LOANS


(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
3249019      SANDYSTON                 NJ          07851        SFD   8.125          7.250      $2,346.29   360         1-Jul-25
3284306      YONKERS                   NY          10703        MF2   7.250          7.030      $1,125.60   360         1-Jul-23
3475775      PISCATAWAY                NJ          08854        SFD   7.500          7.250        $498.54   360         1-Mar-24
3487075      DRAPER                    UT          84020        SFD   7.000          6.780        $319.35   360         1-Apr-24
3520051      SCOTTSDALE                AZ          85259        SFD   8.375          7.250        $417.16   360         1-Jun-24
3521355      LAKELAND                  FL          33813        SFD   8.750          7.250      $2,701.18   360         1-Aug-24
3537829      EAST HAMPTON              NY          11937        SFD   7.875          7.250      $2,900.28   360         1-Nov-25
3539864      WILSON                    WY          83014        SFD   7.500          7.250      $2,622.06   360         1-Jan-26
3540445      SANTA MARIA               CA          93455        SFD   8.625          7.250      $1,921.74   360         1-Sep-24
3544647      MASSILLON                 OH          44646        SFD   8.750          7.250      $1,148.59   360         1-Dec-25
3564150      LUDLOW                    VT          05149        SFD   8.500          7.250      $1,869.23   360         1-Jan-26
3566991      PEMBROKE PINES            FL          33028        SFD   8.625          7.250        $937.24   360         1-Nov-25
3568502      MARCO ISLAND              FL          33937        SFD   8.375          7.250      $1,472.75   360         1-Dec-25
3569258      PORT ST. LUCIE            FL          34952        SFD   8.375          7.250        $629.34   360         1-Dec-25
3572562      NOVI                      MI          48374        SFD   8.000          7.250      $1,907.79   360         1-Aug-25
3573806      GALVESTON                 TX          77554        SFD   8.125          7.250      $1,998.80   360         1-Nov-25
3574369      BEACH CITY                TX          77520        SFD   8.125          7.250      $1,710.71   360         1-Jan-26
3575466      NANUET                    NY          10954        LCO   8.500          7.250      $1,013.43   360         1-Aug-25
3577372      YEADON                    PA          19050        SFD   9.750          7.250        $446.77   360         1-Apr-25
3578562      GLEN HEAD                 NY          11542        SFD   7.625          7.250      $1,592.54   360         1-Jan-26
3578566      RENO                      NV          89511        SFD   8.125          7.250      $1,596.37   360         1-Nov-25
3578767      SCOTCH PLAINS             NJ          07076        SFD   9.875          7.250      $1,563.03   360         1-Apr-25
3578965      HOLMDEL                   NJ          07733        SFD   8.125          7.250      $3,081.00   360         1-Dec-25
3579755      MANORVILLE                NY          11949        SFD   8.500          7.250      $1,833.86   360         1-Oct-25
3581311      WATER MILL                NY          11976        SFD   9.000          7.250      $1,770.17   360         1-Oct-25
3582557      SUNNYVALE                 CA          94087        SFD   7.625          7.250      $2,378.19   360         1-Feb-26
3582614      OMAHA                     NE          68136        SFD   8.250          7.250      $1,703.88   360         1-Dec-25
3582876      FRANKLIN                  NJ          08873        SFD   7.750          7.250      $1,659.93   360         1-Jan-26
3583325      WEST PATERSON             NJ          07424        SFD   7.750          7.250        $816.71   360         1-Sep-25
3583765      NORTH BRUNSWICK           NJ          08902        SFD   8.750          7.250      $1,370.83   360         1-Nov-25
3583906      BLOOMINGDALE              IL          60108        SFD   9.500          7.250      $2,102.14   360         1-May-25
3586020      FLOSSMOOR                 IL          60422        SFD   8.875          7.250      $3,341.71   360         1-Jul-25
3586645      BRIDGEWATER               NJ          08807        SFD   8.750          7.250      $1,298.06   360         1-Dec-25
3586831      STANDISH                  ME          04084        SFD   7.625          7.250      $2,080.92   360         1-Jan-26
3587379      WAYNE                     PA          19087        SFD   7.250          7.030      $3,492.75   360         1-Dec-25
3587726      MORRISTOWN                NJ          07960        SFD   8.750          7.250      $1,598.58   360         1-Sep-25
3589017      METAIRIE                  LA          70005        SFD   8.375          7.250      $1,368.14   360         1-Jan-26
3589410      CAROL CITY                FL          33055        SFD   8.375          7.250        $688.63   360         1-Jan-26


                                      265

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
3589584      HIGHLANDS RANCH           CO          80126        SFD   8.000          7.250      $2,492.97   360         1-Jan-26
3589662      ISLIP                     NY          11751        PUD   7.875          7.250        $181.27   360         1-Jan-26
3590261      KAPOLEI                   HI          96707        SFD   8.375          7.250      $2,544.73   360         1-Jun-25
3590864      BUDD LAKE                 NJ          07828        SFD   7.250          7.030      $1,751.83   360         1-Jan-26
3591320      COMMACK                   NY          11725        SFD   8.500          7.250      $1,291.78   360         1-Dec-25
3591711      CULVER CITY               CA          90232        SFD   7.500          7.250      $1,594.21   360         1-Dec-25
3592000      LAFAYETTE                 CA          94549        SFD   8.625          7.250      $2,800.04   360         1-Jun-25
3592305      SAN FRANCISCO             CA          94123        LCO   8.375          7.250      $2,462.63   360         1-Jun-25
3593566      HONOLULU                  HI          96821        SFD   8.625          7.250      $3,675.06   360         1-Jun-25
3594351      CAPE CORAL                FL          33904        SFD   8.250          7.250        $603.36   354         1-Jun-25
3594584      SETAUKET                  NY          11733        SFD   8.000          7.250      $2,568.18   360         1-Jan-26
3594623      NEW MILFORD               CT          06776        SFD   7.875          7.250      $1,537.15   360         1-Jan-26
3594713      HUNT                      TX          78024        SFD   7.375          7.155        $497.29   360         1-Feb-26
3595491      MASSILLON                 OH          44646        SFD   8.375          7.250      $2,517.36   360         1-Jan-26
3596083      TABERNASH                 CO          80478        SFD   8.625          7.250      $1,166.69   360         1-Jul-25
3596206      DALLAS                    TX          75248        SFD   7.750          7.250      $2,117.72   360         1-Aug-25
3598204      SAINT AUGUSTINE           FL          32095        PUD   8.750          7.250      $1,106.89   360         1-Dec-25
3598773      MADEIRA BEACH             FL          33708        SFD   7.625          7.250        $775.04   240         1-Aug-15
3599314      EMERSON                   NJ          07630        SFD   8.000          7.250      $2,348.05   360         1-Dec-25
3599535      BRICK                     NJ          08724        SFD   7.875          7.250        $978.85   360         1-Dec-25
3601533      CAROLINA BEACH            NC          28428        SFD   8.500          7.250        $911.17   360         1-Sep-25
3601675      RONKONKOMA                NY          11779        SFD   8.250          7.250      $1,361.68   360         1-Jan-26
3601679      STATEN ISLAND             NY          10314        SFD   8.250          7.250      $4,883.24   360         1-Feb-26
4447388      BRIDGEHAMPTON             NY          11932        SFD   8.750          7.250      $1,439.66   360         1-Oct-25
4447598      PEMBROKE PINES            FL          33028        PUD   8.750          7.250        $971.74   360         1-Dec-25
4447801      BURGAW                    NC          28425        SFD   8.500          7.250      $1,291.78   360         1-Sep-25
4447898      FORT WASHINGTON           MD          20744        SFD   7.750          7.250      $1,521.31   360         1-Sep-25
4448939      SANTA BARBARA             CA          93108        SFD   8.000          7.250      $2,788.31   360         1-Dec-25
4449578      MANAHAWKIN                NJ          08050        SFD   8.375          7.250      $1,580.96   360         1-Dec-25
4449604      CORAL SPRINGS             FL          33071        LCO   8.250          7.250        $709.20   360         1-Jul-25
4450029      MIAMI                     FL          33156        SFD   7.750          7.250      $2,865.65   360         1-Jan-26
4450158      RANCHO PALOS VERDES       CA          90274        SFD   7.875          7.250      $2,610.25   360         1-Dec-25
4450185      KIHEI                     HI          96753        LCO   7.750          7.250        $472.84   360         1-Oct-25
4450264      PRINCETON                 NJ          08540        SFD   7.875          7.250      $2,175.21   360         1-Jan-26
4450322      JOHNSON CITY              TN          37601        SFD   8.250          7.250      $1,763.23   360         1-Dec-25
4450674      MEMPHIS                   TN          38120        SFD   8.500          7.250        $888.10   360         1-Sep-25
4450955      ORANGEBURG                NY          10962        SFD   7.625          7.250      $1,406.75   360         1-Nov-25
4451009      RIO VERDE                 AZ          85263        SFD   8.250          7.250      $1,633.25   360         1-Jan-26
4451095      CHANDLER                  AZ          85248        SFD   8.250          7.250        $871.47   360         1-Jul-25
4451141      WEST MILFORD              NJ          07421        SFD   8.750          7.250        $818.17   360         1-Jan-26
4451409      ROSELAND                  NJ          07068        LCO   8.250          7.250      $1,803.04   360         1-Jan-26
4451985      CAPE CORAL                FL          33914        SFD   8.250          7.250        $638.58   360         1-Dec-25
4452089      MANORVILLE                NY          11949        SFD   8.250          7.250      $1,051.40   360         1-Jan-26
4452106      MANCHESTER                NJ          08759        SFD   8.500          7.250        $615.14   360         1-Jan-26
4452410      BAY SHORE                 NY          11706        SFD   8.750          7.250        $440.56   360         1-Sep-25


                                      266

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4452454      SPARTA                    NJ          07871        SFD   8.625          7.250      $1,750.03   360         1-Jan-26
4453738      BOCA RATON                FL          33433        SFD   8.375          7.250      $1,254.12   360         1-Oct-25
4454029      BRADENTON                 FL          34209        SFD   9.000          7.250        $949.46   360         1-Sep-25
4454322      MANASSAS                  VA          22111        SFD   7.875          7.250      $1,387.79   360         1-Sep-25
4454323      SHOREWOOD                 MN          55331        SFD   8.500          7.250      $1,718.53   360         1-Dec-25
4454671      CICERO                    NY          13039        SFD   8.750          7.250        $748.94   360         1-Dec-25
4454750      FREEPORT                  NY          11520        SFD   9.000          7.250      $1,044.00   360         1-Oct-25
4455198      PARKESBURG                PA          19365        SFD   7.625          7.250        $494.75   360         1-Oct-25
4455491      EAST HADDAM               CT          06423        SFD   7.250          7.030      $1,664.52   360         1-Sep-25
4456082      OCEANSIDE                 CA          92057        SFD   7.875          7.250      $1,777.88   360         1-Jan-26
4457350      MORGAN HILL               CA          95037        SFD   8.750          7.250      $2,166.58   360         1-Jan-26
4457427      HARRISBURG                PA          17110        SFD   8.000          7.250        $901.80   360         1-Aug-25
4457443      BRIDGEWATER               NJ          08807        SFD   8.875          7.250      $1,121.86   360         1-Sep-25
4457677      WEST CHESTER              PA          19380        SFD   8.125          7.250      $2,298.78   360         1-Dec-25
4457842      BEVERLY HILLS             CA          90211        SFD   8.375          7.250      $2,257.41   360         1-Sep-25
4458619      TAHOE CITY                CA          96145        SFD   8.125          7.250      $1,663.19   360         1-Aug-25
4458852      HONOLULU                  HI          96821        SFD   7.500          7.250      $3,216.39   360         1-Aug-25
4458859      HONOLULU                  HI          96816        SFD   7.750          7.250      $2,435.81   360         1-Aug-25
4458899      FORT LAUDERDALE           FL          33301        SFD   9.125          7.250      $3,508.80   360         1-Aug-25
4459220      DALLAS                    TX          75219        THS   8.000          7.250      $1,838.09   360         1-Dec-25
4459396      ENGLEWOOD CLIFFS          NJ          07632        SFD   7.750          7.250      $1,769.54   360         1-Jan-26
4459443      N FT MYERS                FL          33917        SFD   8.250          7.250        $785.07   360         1-Dec-25
4459581      NAPLES                    FL          33962        SFD   8.250          7.250      $1,389.85   360         1-Sep-25
4459784      SCOTTSDALE                AZ          85260        LCO   9.000          7.250        $835.20   360         1-Oct-25
4459816      PALOS VERDES EST          CA          90274        SFD   8.500          7.250      $2,172.95   360         1-Aug-25
4459953      PEMBROKE PINES            FL          33029        SFD   9.000          7.250        $922.90   360         1-Sep-25
4460237      NEWPORT                   RI          02840        SFD   8.875          7.250        $556.95   360         1-Oct-25
4460291      KAILUA                    HI          96734        SFD   7.875          7.250      $3,197.56   360         1-Nov-25
4460426      CEDARHURST                NY          11516        SFD   7.875          7.250      $1,609.66   360         1-Dec-25
4460584      SAINT PETERSBURG          FL          33715        SFD   7.750          7.250      $3,899.51   240         1-Dec-15
4460882      HENDERSONVILLE            TN          37075        SFD   8.500          7.250      $1,414.81   360         1-Sep-25
4460898      SANDY                     UT          84093        SFD   8.875          7.250      $1,749.62   360         1-Aug-25
4460899      LAS VEGAS                 NV          89117        SFD   7.750          7.250      $1,730.14   360         1-Feb-26
4460936      MANAHAWKIN                NJ          08050        SFD   7.750          7.250        $716.42   360         1-Dec-25
4461251      HONOLULU                  HI          96821        SFD   8.625          7.250      $3,888.95   360         1-Sep-25
4461267      NAPLES                    FL          33942        SFD   8.500          7.250        $692.03   360         1-Dec-25
4461478      FORT LAUDERDALE           FL          33312        SFD   9.000          7.250      $2,263.00   360         1-Aug-25
4461649      FREMONT                   CA          94539        SFD   8.625          7.250      $2,955.61   360         1-Feb-26
4461810      MORRISTOWN                NJ          07960        SFD   8.000          7.250      $2,986.43   360         1-Jan-26
4461887      KENNESAW                  GA          30152        SFD   8.625          7.250        $896.01   360         1-Sep-25
4462547      LIVERPOOL                 NY          13090        SFD   9.000          7.250        $362.08   360         1-Oct-25
4462617      PLYMOUTH                  MN          55447        SFD   7.500          7.250      $2,489.21   360         1-Jan-26
4462667      HONOLULU                  HI          96821        SFD   8.375          7.250      $4,495.83   360         1-Oct-25
4462822      SOUTHLAKE                 TX          76092        SFD   8.375          7.250      $2,888.27   360         1-Dec-25
4462834      HIGHLAND                  MI          48356        SFD   9.000          7.250        $539.90   360         1-Sep-25
4462922      KING GEORGE               VA          22485        SFD   7.875          7.250      $2,531.95   360         1-Dec-25


                                      267

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4463282      DANVILLE                  CA          94506        SFD   8.125          7.250      $1,770.12   360         1-Dec-25
4463344      SANTA CLARA               CA          95051        SFD   7.750          7.250      $2,233.78   360         1-Jan-26
4463369      ORLAND PARK               IL          60462        SFD   8.625          7.250      $1,905.59   360         1-Dec-25
4463490      RHINEBECK                 NY          12572        SFD   8.625          7.250      $4,884.52   360         1-Jan-26
4463555      EAST HAMPTON              NY          11937        SFD   8.250          7.250      $2,049.08   360         1-Dec-25
4463611      NEWINGTON                 CT          06111        SFD   8.875          7.250        $950.80   360         1-Nov-25
4464498      GREENSBORO                NC          27407        SFD   9.000          7.250      $1,266.48   360         1-Nov-25
4464617      SANTA CLARITA             CA          91321        LCO   8.750          7.250      $1,825.14   360         1-Sep-25
4464805      OJAI                      CA          93023        SFD   7.750          7.250      $3,112.82   360         1-Dec-25
4464830      FORT SALONGA              NY          11768        SFD   8.750          7.250      $2,350.68   240         1-Nov-15
4464856      JUPITER                   FL          33458        SFD   8.625          7.250      $1,147.24   360         1-Sep-25
4465034      FISHKILL                  NY          12524        SFD   8.375          7.250        $930.33   360         1-Jan-26
4465043      SILVER SPRING             MD          20904        LCO   8.000          7.250        $675.07   360         1-Oct-25
4465185      KANEOHE                   HI          96744        SFD   8.500          7.250      $2,345.19   360         1-Oct-25
4465246      WEYMOUTH                  MA          02188        SFD   8.375          7.250      $1,069.43   360         1-Oct-25
4465311      DOYLESTOWN                PA          18901        SFD   8.000          7.250      $1,885.34   240         1-Dec-15
4465325      TRUMBULL                  CT          06611        SFD   7.625          7.250      $1,831.42   360         1-Dec-25
4465336      PHOENIX                   AZ          85027        SFD   8.250          7.250      $1,472.49   360         1-Dec-25
4465355      CALDWELL                  ID          83605        SFD   9.250          7.250        $756.86   360         1-Sep-25
4465473      VALENCIA                  CA          91355        SFD   8.000          7.250      $2,003.18   360         1-Dec-25
4465505      FRANKLIN                  MA          02038        SFD   7.500          7.250      $1,765.17   360         1-Dec-25
4465654      RANCHO PALOSVERDES        CA          90275        SFD   8.000          7.250      $2,614.04   360         1-Dec-25
4465868      NAPA                      CA          94558        SFD   8.625          7.250      $3,111.16   360         1-Dec-25
4465928      ALLENTOWN                 PA          18103        SFD   8.250          7.250      $2,178.68   360         1-Dec-25
4465936      LAKE OSWEGO               OR          97034        SFD   8.750          7.250      $2,065.09   360         1-Sep-25
4465992      NEW YORK                  NY          10028        HCO   7.375          7.155        $811.55   360         1-Dec-25
4466126      SAN JOSE                  CA          95125        SFD   8.375          7.250      $1,702.56   360         1-Oct-25
4466131      GREENACRES                FL          33413        SFD   9.000          7.250        $707.02   360         1-Sep-25
4466259      VICTOR                    ID          83455        SFD   8.375          7.250      $1,106.67   360         1-Jan-26
4466395      HOLLYWOOD                 CA          90068        SFD   8.250          7.250      $2,020.91   360         1-Nov-25
4466465      NEW HARTFORD              NY          13413        SFD   9.000          7.250      $1,609.25   360         1-Nov-25
4466549      SUDBURY                   MA          01776        SFD   8.250          7.250      $2,644.46   360         1-Dec-25
4466603      MURRIETA                  CA          92563        SFD   8.875          7.250        $867.25   360         1-Sep-25
4466624      WASHINGTON                NJ          07882        SFD   8.500          7.250      $1,432.88   360         1-Dec-25
4466702      SOUTHAMPTON               NY          11968        SFD   8.375          7.250      $2,888.28   360         1-Nov-25
4466713      PORT HUENEME              CA          93041        SFD   8.750          7.250      $1,924.27   360         1-Dec-25
4466747      MENLO PARK                CA          94025        SFD   7.875          7.250      $2,610.25   360         1-Dec-25
4466998      PHOENIX                   AZ          85024        SFD   8.375          7.250        $778.31   360         1-Oct-25
4467027      SEBASTOPOL                CA          95472        SFD   7.375          7.155      $2,536.06   360         1-Feb-23
4467056      MT KISCO                  NY          10549        SFD   8.875          7.250      $2,267.59   360         1-Nov-25
4467209      BLOOMFIELD HILLS          MI          48302        SFD   7.750          7.250      $3,762.96   360         1-Jan-26
4467371      MANAHAWKIN                NJ          08050        SFD   8.625          7.250        $622.24   360         1-Jan-26
4467377      MARGATE                   FL          33063        SFD   9.000          7.250        $804.62   360         1-Sep-25
4467548      MENDON                    NY          14472        SFD   8.250          7.250      $1,397.36   360         1-Dec-25
4467555      STEVENSON RANCH           CA          91381        SFD   7.875          7.250      $1,881.56   360         1-Jan-26
4467628      BARRINGTON                IL          60010        SFD   8.375          7.250      $2,346.35   360         1-Dec-25


                                      268

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4467711      LAS VEGAS                 NV          89117        SFD   8.375          7.250      $1,289.09   360         1-Sep-25
4467832      TORRANCE                  CA          90504        SFD   8.250          7.250      $1,905.21   360         1-Sep-25
4467887      BELLINGHAM                WA          98226        SFD   8.250          7.250      $1,878.17   360         1-Nov-25
4467889      STEWART MANOR             NY          11530        SFD   8.125          7.250      $1,804.27   360         1-Jan-26
4467962      LONG BEACH                NY          11561        SFD   9.500          7.250      $1,883.52   360         1-Sep-25
4467965      PALISADES PARK            NJ          07650        SFD   7.875          7.250      $2,069.72   360         1-Dec-25
4468412      SOUTHINGTON               CT          06489        SFD   8.375          7.250      $2,439.84   360         1-Jan-26
4468462      WALNUT CREEK              CA          94598        SFD   7.875          7.250      $2,042.16   360         1-Dec-25
4468564      NORTH BERGEN              NJ          07047        SFD   9.000          7.250      $1,919.03   360         1-Jan-26
4468621      MIAMI                     FL          33165        SFD   8.750          7.250      $3,146.81   360         1-Sep-25
4468649      DANA POINT                CA          92629        SFD   8.500          7.250      $1,562.43   360         1-Nov-25
4468656      ORIENT                    NY          11957        SFD   8.125          7.250      $2,064.15   360         1-Dec-25
4468831      CHERRY HILL               NJ          08034        SFD   8.375          7.250        $930.33   360         1-Sep-25
4468926      FREMONT                   CA          94536        SFD   8.250          7.250      $2,027.67   360         1-Dec-25
4469023      MILLBRAE                  CA          94030        SFD   8.750          7.250      $1,598.19   360         1-Oct-25
4469096      SAN JOSE                  CA          95124        SFD   8.500          7.250      $2,506.66   360         1-Nov-25
4469354      ELMSFORD                  NY          10523        SFD   8.750          7.250        $979.45   360         1-Dec-25
4469483      WESTON                    CT          06883        SFD   7.625          7.250      $3,468.19   360         1-Jan-26
4469523      ROCKAWAY                  NJ          07866        SFD   8.250          7.250      $1,051.78   360         1-Nov-25
4469595      LUDLOW                    VT          05149        LCO   8.750          7.250        $881.11   360         1-Jan-26
4469597      LEOMINSTER                MA          01453        SFD   8.750          7.250        $810.30   360         1-Dec-25
4469642      SPRINGFIELD               VA          22152        SFD   7.875          7.250      $1,957.69   360         1-Sep-25
4469951      DALLAS                    TX          75240        SFD   8.500          7.250      $2,261.38   360         1-Nov-25
4469999      ARLINGTON                 VA          22209        THS   8.250          7.250      $2,587.37   360         1-Dec-25
4470012      PRINCETON                 NJ          08540        SFD   7.750          7.250      $1,877.01   360         1-Dec-25
4470088      BAKERSFIELD               CA          93309        SFD   7.500          7.250      $1,817.96   360         1-Dec-25
4470160      MONTE SERENO              CA          95030        SFD   7.625          7.250      $1,769.49   360         1-Dec-25
4470246      CAVE CREEK                AZ          85331        SFD   8.125          7.250      $1,629.42   360         1-Dec-25
4470259      LA VERNE                  CA          91750        SFD   7.625          7.250      $1,960.59   360         1-Jan-26
4470581      WATER MILL                NY          11976        SFD   9.000          7.250      $6,565.73   360         1-Jan-26
4470637      NEW ROCHELLE              NY          10805        SFD   7.625          7.250      $1,981.83   360         1-Jan-26
4470787      MONTE VISTA               CO          81144        SFD   8.000          7.250        $697.08   360         1-Nov-25
4470792      GLEN ROCK                 NJ          07450        SFD   8.500          7.250      $1,633.18   360         1-Jan-26
4470848      UNDERHILL CENTER          VT          05490        SFD   7.625          7.250      $1,061.70   360         1-Dec-25
4471010      BOSTON                    MA          02116        LCO   8.875          7.250      $4,773.87   360         1-Nov-25
4471011      ARCADIA                   CA          91006        SFD   8.000          7.250      $2,841.88   360         1-Jan-26
4471240      MERRICK                   NY          11566        SFD   8.375          7.250      $1,512.55   360         1-Jan-26
4471310      LOS GATOS                 CA          95032        SFD   8.375          7.250      $2,031.68   360         1-Dec-25
4471316      NAPA VALLEY               CA          94558        SFD   8.125          7.250      $1,799.82   360         1-Jan-26
4471338      PACIFIC PALISADES         CA          90272        LCO   8.125          7.250      $3,082.11   360         1-Jan-26
4471340      PACIFIC PALISADES         CA          90272        LCO   7.875          7.250      $3,391.88   360         1-Jan-26
4471439      KALAMA                    WA          98625        SFD   8.000          7.250      $2,021.16   360         1-Dec-25
4471485      ALPHARETTA                GA          30201        SFD   8.750          7.250      $2,517.45   360         1-Dec-25
4471536      HUNTINGTON BEACH          CA          92648        SFD   8.125          7.250      $2,769.52   360         1-Dec-25
4471579      ROANOKE                   VA          24018        SFD   7.750          7.250      $1,850.14   360         1-Jan-26


                                      269

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4471604      WALLACE                   PA          19343        SFD   7.750          7.250      $1,455.39   360         1-Oct-25
4471672      CONCORD                   MA          01742        SFD   8.250          7.250      $2,602.39   360         1-Nov-25
4471675      NASHVILLE                 TN          37206        SFD   8.375          7.250      $1,064.11   360         1-Oct-25
4471680      READING                   PA          19608        SFD   8.000          7.250        $851.17   360         1-Oct-25
4471696      TOWAMENCIN                PA          19438        SFD   7.875          7.250        $797.58   360         1-Nov-25
4471703      LOS ANGELES               CA          90069        SFD   7.875          7.250      $4,712.96   360         1-Dec-25
4471770      WEST CHESTER              PA          19382        SFD   7.625          7.250      $3,114.30   360         1-Dec-25
4471780      PIEDMONT                  CA          94610        SFD   7.875          7.250      $3,138.11   360         1-Jan-26
4471794      PORT JEFFERSON STATI      NY          11776        SFD   8.500          7.250      $1,384.05   360         1-Dec-25
4471827      ARNOLD                    MD          21012        SFD   8.375          7.250      $1,003.30   360         1-Oct-25
4471851      AIEA                      HI          96701        SFD   8.000          7.250      $3,668.82   360         1-Oct-25
4471899      HILTON HEAD ISLAND        SC          29928        SFD   8.875          7.250      $1,750.42   360         1-Nov-25
4471922      BOSTON                    MA          02167        SFD   7.625          7.250      $2,095.07   360         1-Nov-25
4471923      CANTON                    CT          06022        LCO   8.750          7.250        $468.88   360         1-Oct-25
4471935      CONCORD                   CA          94518        SFD   8.125          7.250      $1,704.04   360         1-Dec-25
4472001      BURBANK                   CA          91504        SFD   7.750          7.250      $2,286.79   360         1-Dec-25
4472048      MELVILLE                  NY          11747        SFD   7.875          7.250      $1,631.41   360         1-Jan-26
4472130      TEMECULA                  CA          92591        SFD   7.625          7.250      $1,545.12   360         1-Jan-26
4472164      BETHESDA                  MD          20816        SFD   7.875          7.250      $2,661.01   360         1-Dec-25
4472186      SYOSSET                   NY          11791        SFD   7.750          7.250      $1,805.36   360         1-Dec-25
4472248      BRIDGEWATER               NJ          08807        SFD   7.875          7.250      $1,247.12   360         1-Nov-25
4472387      BALDWIN HARBOR            NY          11510        SFD   7.875          7.250      $1,645.55   360         1-Dec-25
4472410      KEY WEST                  FL          33040        SFD   7.750          7.250      $2,344.11   360         1-Dec-25
4472531      GREAT NECK                NY          11021        SFD   7.625          7.250      $1,627.93   360         1-Jan-26
4472561      RENO                      NV          89523        SFD   8.125          7.250        $987.52   360         1-Dec-25
4472585      SARATOGA                  CA          95070        SFD   9.000          7.250      $1,995.46   360         1-Oct-25
4472619      WEST HARTFORD             CT          06107        SFD   8.250          7.250      $1,588.93   360         1-Dec-25
4472660      SEATTLE                   WA          98136        SFD   7.875          7.250      $2,537.75   360         1-Dec-25
4472678      LOS ANGELES               CA          90025        LCO   9.125          7.250      $1,513.36   360         1-Nov-25
4472779      GLEN ELLYN                IL          60137        SFD   7.625          7.250      $1,916.71   360         1-Jan-26
4472818      NORTHPORT                 NY          11768        SFD   7.750          7.250      $1,146.26   360         1-Dec-25
4472824      GREAT NECK                NY          11021        SFD   7.500          7.250      $2,880.77   360         1-Dec-25
4472834      NOVATO                    CA          94945        SFD   7.750          7.250      $1,975.21   240         1-Dec-15
4472886      RANCHO SANTA MARGARITA    CA          92688        LCO   8.875          7.250      $1,432.16   360         1-Nov-25
4472941      CENTERPORT                NY          11721        SFD   7.750          7.250      $1,776.71   360         1-Jan-26
4473026      NORTH ANDOVER             MA          01845        SFD   8.125          7.250      $2,079.00   360         1-Dec-25
4473048      LAWRENCEVILLE             NJ          08648        SFD   8.500          7.250        $692.02   360         1-Dec-25
4473094      TRACY                     CA          95376        SFD   7.875          7.250      $1,761.92   360         1-Nov-25
4473099      IRVINE                    CA          92715        LCO   7.625          7.250      $1,840.27   360         1-Dec-25
4473131      DULUTH                    GA          30155        SFD   8.125          7.250      $1,941.26   360         1-Dec-25
4473361      EAST SETAUKET             NY          11733        SFD   8.125          7.250      $2,490.50   240         1-Jan-16
4473364      HUNTINGTON BEACH          CA          92648        SFD   8.375          7.250      $3,161.91   360         1-Dec-25
4473375      DEVON                     PA          19333        SFD   7.625          7.250      $2,187.09   360         1-Jan-26
4473416      YORBA LINDA               CA          92687        SFD   8.250          7.250      $2,068.99   360         1-Dec-25
4473462      COHASSET                  MA          02025        SFD   8.875          7.250      $2,266.00   360         1-Nov-25
4473473      GUILFORD                  CT          06437        SFD   7.875          7.250      $3,193.94   360         1-Dec-25


                                      270

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4473508      RANDOLPH                  NJ          07945        SFD   7.625          7.250      $3,326.64   360         1-Dec-25
4473534      STATEN ISLAND             NY          10312        MF2   8.625          7.250      $2,286.71   360         1-Dec-25
4473600      FREMONT                   CA          94539        SFD   7.875          7.250      $2,175.21   360         1-Dec-25
4473611      DOVE CANYON               CA          92679        SFD   7.750          7.250      $1,565.37   360         1-Dec-25
4473612      SAN BRUNO                 CA          94066        SFD   7.750          7.250      $1,719.39   360         1-Dec-25
4473780      EDGARTOWN                 MA          02539        SFD   7.875          7.250      $1,772.80   360         1-Dec-25
4473797      STRATFORD                 CT          06497        SFD   8.625          7.250        $958.24   360         1-Jan-26
4473809      NEWTOWN                   CT          06470        SFD   7.500          7.250      $1,713.08   360         1-Dec-25
4473814      PIEDMONT                  CA          94611        SFD   7.625          7.250      $2,696.70   360         1-Dec-25
4473829      LOS ALTOS                 CA          94024        SFD   8.250          7.250      $4,875.72   360         1-Nov-25
4473878      SNEADS FERRY              NC          28460        SFD   8.875          7.250        $596.14   360         1-Nov-25
4473992      SAN JOSE                  CA          95120        SFD   7.750          7.250      $1,765.96   360         1-Dec-25
4474006      CUPERTINO                 CA          95014        SFD   8.125          7.250      $1,930.50   360         1-Dec-25
4474017      ST. MICHAELS              MD          21663        LCO   7.500          7.250        $869.83   360         1-Dec-25
4474052      WOODBURY                  NY          11797        SFD   7.625          7.250      $2,869.40   360         1-Dec-25
4474054      WESTPORT                  CT          06880        SFD   8.125          7.250      $1,856.25   360         1-Nov-25
4474056      DERWOOD                   MD          20855        SFD   7.625          7.250      $2,229.56   360         1-Jan-26
4474100      DOVER                     NH          03820        SFD   8.375          7.250        $972.29   360         1-Nov-25
4474104      BRIARCLIFF MANOR          NY          10510        SFD   7.625          7.250      $2,654.23   360         1-Dec-25
4474129      WESTFORD                  MA          01886        SFD   7.625          7.250      $1,664.74   360         1-Dec-25
4474137      PLANO                     TX          75093        SFD   8.250          7.250      $2,635.45   360         1-Dec-25
4474205      DIAMOND BAR               CA          91789        SFD   8.125          7.250      $2,064.15   360         1-Dec-25
4474215      SALINAS                   CA          93908        SFD   7.875          7.250      $3,317.20   360         1-Jan-26
4474259      MILPITAS                  CA          95035        SFD   8.250          7.250      $1,678.33   360         1-Jan-26
4474318      LAGUNA NIGUEL             CA          92677        SFD   7.500          7.250      $2,705.97   360         1-Dec-25
4474346      HILTON HEAD ISLAND        SC          29928        SFD   7.500          7.250      $1,398.43   360         1-Dec-25
4474388      NORTH BRUNSWICK           NJ          08902        LCO   8.000          7.250        $733.03   360         1-Dec-25
4474422      CHICAGO                   IL          60605        LCO   8.875          7.250      $2,371.82   360         1-Nov-25
4474458      HUNTINGTON BEACH          CA          92648        PUD   7.875          7.250      $1,732.92   360         1-Dec-25
4474523      PERINTON                  NY          14450        SFD   8.000          7.250      $2,201.30   360         1-Dec-25
4474554      CULVER CITY               CA          90230        SFD   8.625          7.250      $1,994.65   360         1-Dec-25
4474558      CHELSEA                   MI          48118        SFD   8.750          7.250      $1,376.73   360         1-Dec-25
4474559      PARAMUS                   NJ          07652        SFD   7.375          7.155      $1,761.23   360         1-Dec-25
4474594      SEVIERVILLE               TN          37862        SFD   8.000          7.250        $467.78   360         1-Nov-25
4474644      EAST DENNIS               MA          02641        SFD   8.750          7.250        $590.03   360         1-Nov-25
4474674      STATEN ISLAND             NY          10312        SFD   8.500          7.250      $1,076.48   360         1-Dec-25
4474677      KAILUA-KONA               HI          96740        SFD   8.125          7.250      $2,583.90   360         1-Dec-25
4474680      MAHOPAC                   NY          10541        SFD   7.500          7.250      $1,669.73   360         1-Dec-25
4474685      LIVINGSTON                NJ          07039        SFD   7.625          7.250      $2,972.74   360         1-Dec-25
4474693      GLENDALE                  CA          91207        SFD   8.000          7.250      $1,634.83   360         1-Oct-25
4474803      PLANO                     TX          75093        SFD   8.125          7.250      $1,559.25   360         1-Dec-25
4474894      INCLINE VILLAGE           NV          89451        SFD   8.250          7.250      $3,545.98   360         1-Oct-25
4474903      NORTH SHREWSBURY          VT          05738        SFD   8.000          7.250      $1,819.74   360         1-Dec-25
4474915      WOODBRIDGE                VA          22192        SFD   7.875          7.250      $2,314.50   240         1-Dec-15
4474928      NEWTOWN                   CT          06470        SFD   8.500          7.250      $1,814.64   360         1-Nov-25


                                      271

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4474931      CARMEL                    NY          10541        SFD   7.875          7.250      $1,595.16   360         1-Jan-26
4474951      RANCHO SANTA MARGARITA    CA          92688        SFD   8.625          7.250      $1,756.64   360         1-Nov-25
4474958      LOS GATOS                 CA          95030        SFD   8.500          7.250      $2,941.10   360         1-Dec-25
4474959      GILBERT                   AZ          85234        SFD   8.875          7.250        $596.74   360         1-Oct-25
4475000      LOS ANGELES               CA          90034        SFD   7.750          7.250      $3,572.75   360         1-Dec-25
4475055      OAKLAND                   CA          94605        SFD   7.625          7.250      $1,557.15   360         1-Dec-25
4475091      PACIFIC PALISADES         CA          90272        SFD   7.750          7.250      $2,571.92   360         1-Dec-25
4475125      UPPER GRANDVIEW           NY          10960        SFD   8.375          7.250      $1,812.78   360         1-Dec-25
4475141      SAN DIEGO                 CA          92122        SFD   7.875          7.250      $2,283.97   360         1-Feb-26
4475143      POUND RIDGE               NY          10506        SFD   7.625          7.250      $1,950.68   360         1-Dec-25
4475165      RANCHO SANTA FE           CA          92067        SFD   7.750          7.250      $2,779.68   360         1-Dec-25
4475309      FREMONT                   CA          94539        SFD   8.125          7.250      $3,088.79   360         1-Dec-25
4475317      SAN FRANCISCO             CA          94131        LCO   8.625          7.250      $1,382.53   360         1-Nov-25
4475385      POMONA                    CA          91768        SFD   7.750          7.250      $1,518.80   360         1-Dec-25
4475398      ATLANTIC BEACH            NY          11509        PUD   8.375          7.250      $2,660.26   360         1-Jan-26
4475411      SAG HARBOR                NY          11963        SFD   8.875          7.250      $1,257.12   360         1-Dec-25
4475413      PLEASANTVILLE             NY          10570        SFD   7.875          7.250      $1,660.41   360         1-Dec-25
4475414      WEST ISLIP                NY          11795        SFD   8.250          7.250        $867.72   360         1-Jan-26
4475564      BETHEL                    CT          06801        SFD   8.500          7.250      $1,177.98   360         1-Dec-25
4475575      KEY BISCAYNE              FL          33149        HCO   8.875          7.250        $636.52   360         1-Jan-26
4475595      WILTON                    CT          06897        SFD   7.750          7.250      $1,970.14   360         1-Nov-25
4475654      NORTHPORT                 NY          11768        SFD   7.750          7.250      $3,484.99   360         1-Jan-26
4475670      REMSENBURG                NY          11960        SFD   8.500          7.250      $2,122.21   360         1-Dec-25
4475679      WOODLAND HILLS            CA          91367        SFD   7.750          7.250      $1,970.14   360         1-Dec-25
4475697      MILL VALLEY               CA          94941        SFD   8.125          7.250      $2,858.99   360         1-Dec-25
4475717      GREENLAWN                 NY          11740        SFD   8.000          7.250      $1,485.14   360         1-Dec-25
4475722      PENNDEL                   PA          19047        SFD   8.500          7.250        $484.42   360         1-Nov-25
4475738      UNION CITY                CA          94587        SFD   7.875          7.250      $1,672.02   360         1-Dec-25
4475771      SAN JOSE                  CA          95127        SFD   8.000          7.250      $3,191.88   360         1-Dec-25
4475772      DAYTONA BEACH             FL          32118        SFD   8.500          7.250        $461.35   360         1-Dec-25
4475808      AGOURA HILLS              CA          91301        SFD   7.750          7.250      $1,776.71   360         1-Jan-26
4475845      PEARL CITY                HI          96782        LCO   7.875          7.250      $2,858.59   360         1-Nov-25
4475846      SIMI VALLEY               CA          93065        SFD   8.125          7.250      $2,168.10   360         1-Nov-25
4475875      COMMACK                   NY          11725        SFD   7.250          7.030      $1,874.63   360         1-Jan-26
4475885      WESTPORT                  CT          06880        SFD   8.500          7.250      $2,152.96   360         1-Dec-25
4475887      AUSTIN                    TX          78746        SFD   8.875          7.250      $1,031.16   360         1-Oct-25
4475912      HINSDALE                  IL          60521        SFD   7.750          7.250      $1,647.75   360         1-Dec-25
4475953      BELMONT                   CA          94002        SFD   8.500          7.250      $2,183.71   360         1-Nov-25
4475979      MIAMI                     FL          33183        SFD   8.750          7.250        $843.34   360         1-Nov-25
4475996      LIVINGSTON                NJ          07039        SFD   7.875          7.250      $3,277.32   360         1-Dec-25
4475998      NORTH BERGEN              NJ          07047        LCO   8.750          7.250      $1,829.08   360         1-Nov-25
4476012      HALLANDALE                FL          33009        SFD   8.375          7.250        $492.53   360         1-Nov-25
4476020      LOS ANGELES               CA          90035        SFD   7.875          7.250      $1,912.74   360         1-Jan-26
4476153      CAPE CORAL                FL          33914        SFD   8.375          7.250        $655.19   360         1-Oct-25
4476210      MORRIS PLAINS             NJ          07950        SFD   8.000          7.250      $1,762.51   360         1-Dec-25
4476217      SOUTHLAKE                 TX          76092        SFD   7.750          7.250      $2,137.78   360         1-Dec-25
4476225      EAST PATCHOGUE            NY          11772        SFD   8.750          7.250        $739.50   360         1-Dec-25


                                      272

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4476238      SEA CLIFF                 NY          11579        SFD   8.000          7.250      $1,834.42   360         1-Dec-25
4476245      WILTON                    CA          95693        SFD   8.875          7.250      $1,133.00   360         1-Nov-25
4476276      RANCHO SANTA FE           CA          92067        SFD   7.875          7.250      $3,554.66   360         1-Dec-25
4476410      MORRIS PLAINS             NJ          07950        LCO   7.875          7.250        $530.39   360         1-Dec-25
4476425      PHOENIX                   AZ          85022        SFD   8.750          7.250        $466.13   360         1-Nov-25
4476432      ALLENDALE                 NJ          08501        SFD   8.125          7.250      $1,817.64   360         1-Feb-26
4476442      WAYSIDE                   NJ          07712        SFD   8.750          7.250      $1,833.80   360         1-Dec-25
4476543      HACKETTSTOWN              NJ          07840        SFD   8.125          7.250      $2,128.37   360         1-Dec-25
4476564      CERRITOS                  CA          90703        SFD   8.500          7.250      $1,230.27   360         1-Dec-25
4476571      WOODLAND HILLS            CA          91364        SFD   8.125          7.250      $1,900.79   360         1-Nov-25
4476719      HAUPPAUGE                 NY          11788        SFD   7.750          7.250      $1,658.50   360         1-Jan-26
4476734      OCEANSIDE                 NY          11572        SFD   8.000          7.250      $1,778.65   360         1-Dec-25
4476744      CORAL SPRINGS             FL          33071        SFD   8.000          7.250      $1,584.93   360         1-Nov-25
4476746      ATLANTA                   GA          30305        SFD   8.000          7.250      $2,289.35   360         1-Nov-25
4476748      MIAMI                     FL          33143        SFD   8.375          7.250      $3,002.29   360         1-Oct-25
4476763      FORT LAUDERDALE           FL          33327        SFD   8.250          7.250      $1,025.48   360         1-Nov-25
4476786      FORT LAUDERDALE           FL          33326        LCO   8.750          7.250        $427.97   360         1-Nov-25
4476787      LOS GATOS                 CA          95032        SFD   8.375          7.250      $2,390.05   360         1-Dec-25
4476802      SOUTH PORTLAND            ME          04106        SFD   9.125          7.250        $593.95   360         1-Nov-25
4476807      THE WOODLANDS             TX          77380        SFD   7.750          7.250      $1,502.32   360         1-Dec-25
4476811      BETHESDA                  MD          20817        SFD   8.375          7.250      $1,337.73   360         1-Oct-25
4476852      EAST WILLISTON            NY          11596        SFD   8.250          7.250      $1,983.35   360         1-Jan-26
4476882      GLASCO                    NY          12432        SFD   8.125          7.250        $475.20   360         1-Dec-25
4476961      DOBBS FERRY               NY          10522        MF2   8.125          7.250      $2,598.75   360         1-Jan-26
4477000      WESTPORT                  NY          12993        SFD   8.625          7.250        $886.68   360         1-Dec-25
4477089      VIRGINIA BEACH            VA          23454        LCO   8.500          7.250        $322.95   360         1-Nov-25
4477098      LOCUST VALLEY             NY          11560        SFD   8.500          7.250        $922.70   360         1-Dec-25
4477136      PITTSTOWN                 NJ          08867        SFD   7.500          7.250      $1,538.28   360         1-Dec-25
4477207      SPRINGFIELD               VA          22153        PUD   8.250          7.250        $766.29   360         1-Oct-25
4477304      MASSAPEQUA PARK           NY          11762        SFD   8.625          7.250        $976.13   360         1-Jan-26
4477308      NOGALES                   AZ          85621        SFD   9.000          7.250        $514.15   360         1-Nov-25
4477416      MESA                      AZ          85213        LCO   8.875          7.250        $362.02   360         1-Dec-25
4477426      WALWORTH                  NY          14568        SFD   8.625          7.250        $808.91   360         1-Jan-26
4477435      PORT JEFFERSON            NY          11777        LCO   8.000          7.250        $762.39   360         1-Jan-26
4477460      ATLANTA                   GA          30327        SFD   8.000          7.250      $2,861.69   360         1-Dec-25
4477490      NAMPA                     ID          83686        SFD   8.375          7.250      $1,941.99   360         1-Jan-26
4477533      SAN JOSE                  CA          95120        SFD   8.250          7.250      $2,178.67   360         1-Oct-25
4477558      EFFORT                    PA          18330        SFD   7.875          7.250        $754.08   360         1-Jan-26
4477571      LONGMONT                  CO          80503        SFD   7.875          7.250      $1,769.17   360         1-Dec-25
4477578      MAYS LANDING              NJ          08330        SFD   7.875          7.250      $1,798.18   360         1-Dec-25
4477584      WASHINGTON                NJ          07853        SFD   8.500          7.250      $1,863.85   360         1-Nov-25
4477598      LOS ANGELES               CA          91367        SFD   7.875          7.250        $986.09   360         1-Oct-25
4477654      PENNGROVE                 CA          94951        SFD   8.125          7.250      $1,835.46   360         1-Nov-25
4477703      TAMPA                     FL          33615        THS   8.750          7.250        $381.55   360         1-Nov-25
4477747      MIAMI                     FL          33126        SFD   8.250          7.250        $296.75   360         1-Oct-25
4477750      WEST CALDWELL             NJ          07006        SFD   8.625          7.250      $1,638.03   360         1-Nov-25


                                      273

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4477751      GLENDALE                  CA          91202        SFD   8.250          7.250      $2,722.59   360         1-Nov-25
4477756      HENDERSON                 NV          89014        SFD   8.125          7.250      $2,439.11   360         1-Dec-25
4477768      ANAHEIM                   CA          92805        SFD   8.500          7.250        $757.38   360         1-Nov-25
4477777      BURBANK                   CA          91505        SFD   8.750          7.250      $1,746.47   360         1-Nov-25
4477938      LAGUNA NIGUEL             CA          92677        SFD   8.125          7.250      $1,856.25   360         1-Feb-26
4477941      CAMARILLO                 CA          93012        SFD   8.500          7.250      $3,229.44   360         1-Nov-25
4477948      GLASTONBURY               CT          06033        SFD   8.250          7.250      $1,562.64   360         1-Jan-26
4477964      DOYLESTOWN                OH          44230        SFD   8.875          7.250        $636.52   360         1-Dec-25
4477974      WALNUT CREEK              CA          94598        SFD   8.125          7.250      $2,840.05   360         1-Nov-25
4477995      PENHOOK                   VA          24137        SFD   7.500          7.250      $1,048.83   360         1-Dec-25
4478100      LOS ALTOS                 CA          94024        SFD   7.750          7.250      $2,378.49   360         1-Dec-25
4478103      DANVILLE                  CA          94526        SFD   8.000          7.250      $2,201.30   360         1-Dec-25
4478106      CARMEL                    IN          46032        SFD   8.375          7.250      $4,408.42   360         1-Jan-26
4478144      SANTA ANA                 CA          92705        SFD   7.750          7.250      $4,164.15   360         1-Dec-25
4478174      KAPOLEI                   HI          96707        SFD   7.875          7.250      $2,356.48   360         1-Oct-25
4478239      BARTO                     PA          19504        SFD   7.500          7.250      $2,684.99   360         1-Dec-25
4478243      BAITING HOLLOW            NY          11933        SFD   8.250          7.250        $894.01   360         1-Dec-25
4478255      NEW CASTLE                DE          19720        SFD   8.000          7.250        $484.28   360         1-Dec-25
4478267      NORTH BEACH               NJ          08008        SFD   8.750          7.250      $2,674.79   360         1-Dec-25
4478281      WESTPORT                  CT          06880        SFD   8.250          7.250      $3,005.07   360         1-Nov-25
4478331      SYOSSET                   NY          11791        SFD   8.375          7.250      $1,812.02   360         1-Nov-25
4478365      MEDFORD                   NJ          08055        SFD   8.000          7.250      $3,404.67   360         1-Oct-25
4478367      WEST POTTSGROVE           PA          19464        SFD   8.250          7.250        $413.20   360         1-Oct-25
4478369      DOVE CANYON               CA          92679        PUD   8.250          7.250      $2,443.12   360         1-Dec-25
4478405      FRANKLIN                  MA          02038        SFD   7.625          7.250      $1,486.37   360         1-Jan-26
4478470      ST GEORGE                 UT          84790        SFD   8.125          7.250      $1,885.94   360         1-Nov-25
4478474      LOS ANGELES               CA          90049        SFD   8.750          7.250      $7,867.01   360         1-Dec-25
4478484      FAIRFAX STATION           VA          22039        SFD   7.875          7.250      $2,117.20   360         1-Dec-25
4478491      LONG BEACH                NY          11561        LCO   8.250          7.250        $991.68   360         1-Dec-25
4478527      PHILADELPHIA              PA          19116        SFD   8.000          7.250        $572.34   360         1-Nov-25
4478531      INDIAN WELLS              CA          92260        PUD   8.250          7.250      $6,761.40   360         1-Nov-25
4478541      CROTON-ON-HUDSON          NY          10520        SFD   7.750          7.250      $1,717.25   360         1-Dec-25
4478563      FAIRFAX                   VA          22030        SFD   7.875          7.250      $1,570.14   360         1-Nov-25
4478564      MUTTONTOWN                NY          11545        SFD   7.875          7.250      $3,625.35   360         1-Jan-26
4478569      SAN JOSE                  CA          95127        SFD   8.625          7.250      $2,628.93   360         1-Nov-25
4478582      NEWBURY PARK              CA          91320        SFD   7.750          7.250      $2,249.54   360         1-Jan-26
4478604      MORAGA                    CA          94570        SFD   8.000          7.250      $2,400.88   360         1-Nov-25
4478625      SOUTH WINDSOR             CT          06074        SFD   8.875          7.250        $970.69   360         1-Nov-25
4478629      SAG HARBOR                NY          11963        SFD   8.375          7.250      $1,542.95   360         1-Nov-25
4478637      WOODBRIDGE                CT          06525        SFD   8.500          7.250      $1,672.39   360         1-Nov-25
4478645      HERNDON                   VA          22071        SFD   7.625          7.250      $2,717.93   360         1-Dec-25
4478654      SAN JOSE                  CA          95132        SFD   8.125          7.250      $1,650.57   360         1-Nov-25
4478664      NORTH MIAMI BEACH         FL          33160        LCO   9.000          7.250        $685.54   360         1-Dec-25
4478704      SAN CARLOS                CA          94070        SFD   7.750          7.250      $1,808.23   360         1-Jan-26
4478767      MONTAUK                   NY          11954        SFD   8.625          7.250        $777.79   360         1-Dec-25
4478786      HAUPPAUGE                 NY          11788        LCO   8.250          7.250        $901.52   360         1-Jan-26
4478812      DIX HILLS                 NY          11746        SFD   7.875          7.250      $1,778.24   360         1-Dec-25
4478814      LYNN                      MA          01904        SFD   8.375          7.250        $798.08   360         1-Nov-25


                                      274

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4478820      PHOENIX                   AZ          85018        SFD   8.000          7.250      $1,809.47   360         1-Jan-26
4478870      SAN JOSE                  CA          95125        SFD   8.375          7.250      $1,927.55   360         1-Dec-25
4478897      DALLAS                    TX          75230        SFD   8.750          7.250        $621.89   360         1-Nov-25
4478926      SAN JOSE                  CA          95125        SFD   7.875          7.250      $1,638.66   360         1-Jan-26
4478931      SAN FRANCISCO             CA          94122        SFD   8.500          7.250      $1,760.81   360         1-Nov-25
4479003      MISSION VIEJO             CA          92692        PUD   8.250          7.250      $2,328.01   360         1-Dec-25
4479005      SAG HARBOR                NY          11963        SFD   8.375          7.250        $798.08   360         1-Jan-26
4479011      SANIBEL                   FL          33957        SFD   8.750          7.250      $2,517.45   360         1-Nov-25
4479025      ALPHARETTA                GA          30202        SFD   8.625          7.250      $1,952.26   360         1-Nov-25
4479122      HUNTINGTON                NY          11743        SFD   8.000          7.250      $2,036.20   360         1-Jan-26
4479151      OSSINING                  NY          10562        SFD   8.375          7.250      $1,748.17   360         1-Dec-25
4479165      LEVITTOWN                 NY          11756        SFD   8.125          7.250        $858.33   360         1-Jan-26
4479167      SYRACUSE                  NY          13206        SFD   8.375          7.250        $399.04   360         1-Dec-25
4479174      TAHOE CITY                CA          96145        SFD   8.500          7.250        $984.21   360         1-Nov-25
4479178      HONOLULU                  HI          96817        SFD   8.500          7.250      $2,833.45   360         1-Nov-25
4479179      WESTFIELD                 NJ          07090        SFD   8.000          7.250      $2,348.05   360         1-Dec-25
4479197      SANTA ROSA                CA          95404        SFD   8.000          7.250      $4,402.59   360         1-Nov-25
4479202      MONTVILLE                 NJ          07082        SFD   8.375          7.250      $1,771.73   360         1-Dec-25
4479259      LITTLETON                 CO          80124        SFD   8.000          7.250      $1,547.51   360         1-Aug-25
4479268      TRUCKEE                   CA          96161        PUD   8.750          7.250      $2,244.46   360         1-Dec-25
4479274      YORBA LINDA               CA          92686        SFD   8.375          7.250      $2,140.37   360         1-Dec-25
4479329      NEWBURY                   MA          01951        SFD   7.500          7.250      $1,516.25   360         1-Dec-25
4479384      CORTE MADERA              CA          94925        SFD   8.000          7.250      $1,696.47   360         1-Nov-25
4479386      PALO ALTO                 CA          94306        LCO   7.500          7.250      $1,730.56   360         1-Dec-25
4479392      CALDWELL                  ID          83605        SFD   8.875          7.250        $397.82   360         1-Oct-25
4479412      LEESBURG                  VA          22075        SFD   7.875          7.250      $1,867.06   360         1-Oct-25
4479416      NORWALK                   CT          06853        SFD   8.500          7.250      $1,998.03   360         1-Nov-25
4479418      WALNUT CREEK              CA          94596        SFD   8.375          7.250      $2,305.30   360         1-Nov-25
4479438      LEXINGTON                 MA          02173        SFD   8.250          7.250      $2,244.78   360         1-Nov-25
4479441      PORTLAND                  OR          97219        SFD   8.500          7.250      $1,812.72   360         1-Nov-25
4479453      NEW CANAAN                CT          06840        SFD   7.875          7.250      $3,262.82   360         1-Dec-25
4479463      MOORPARK                  CA          93021        SFD   8.375          7.250      $1,884.98   360         1-Nov-25
4479479      SAN FRANCISCO             CA          94127        SFD   8.000          7.250      $1,584.94   360         1-Dec-25
4479483      COSTA MESA                CA          92627        SFD   8.125          7.250      $1,416.69   360         1-Dec-25
4479503      BRIDGEWATER               NJ          08807        SFD   7.750          7.250      $1,708.65   360         1-Dec-25
4479505      NOVATO                    CA          94947        SFD   7.875          7.250      $2,039.26   360         1-Jan-26
4479588      MARLTON                   NJ          08053        SFD   8.750          7.250      $1,058.90   360         1-Nov-25
4479604      COVINA                    CA          91724        SFD   8.375          7.250      $2,055.24   360         1-Dec-25
4479626      RIDGEFIELD                CT          06877        SFD   7.500          7.250      $1,577.43   360         1-Dec-25
4479638      STUDIO CITY               CA          91604        SFD   8.250          7.250      $2,629.43   360         1-Nov-25
4479639      BAYPORT                   NY          11705        SFD   8.000          7.250        $733.77   360         1-Dec-25
4479656      JUPITER                   FL          33477        SFD   8.500          7.250      $2,537.41   360         1-Jan-26
4479660      PASADENA                  CA          91107        SFD   8.500          7.250      $1,764.66   360         1-Jan-26
4479675      RANDOLPH                  NJ          07869        SFD   7.750          7.250      $1,696.83   360         1-Dec-25
4479706      ROCHESTER                 NY          14624        SFD   8.500          7.250        $375.23   360         1-Jan-26
4479717      TRAPPE                    MD          21673        SFD   8.500          7.250      $3,075.66   360         1-Jan-26
4479731      VAIL                      CO          81657        SFD   8.000          7.250      $2,054.55   360         1-Dec-25
4479738      BELMONT                   CA          94002        SFD   8.250          7.250      $2,704.56   360         1-Jan-26


                                      275

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4479807      CHICAGO                   IL          60614        SFD   7.750          7.250      $2,758.19   360         1-Dec-25
4479809      JACKSON                   NJ          08527        SFD   8.375          7.250        $999.49   360         1-Nov-25
4479823      ROUND ROCK                TX          78681        SFD   8.625          7.250        $685.23   360         1-Nov-25
4479830      ATLANTA                   GA          30341        LCO   8.875          7.250        $397.03   360         1-Dec-25
4479853      LONGMONT                  CO          80501        SFD   7.625          7.250      $1,738.35   360         1-Dec-25
4479860      TRUMBULL                  CT          06611        SFD   7.750          7.250      $1,805.36   360         1-Dec-25
4479872      WHIPPANY                  NJ          07981        SFD   8.750          7.250      $1,073.85   360         1-Dec-25
4479875      RICHMOND                  CA          94804        SFD   8.000          7.250      $1,315.64   360         1-Jan-26
4479948      HUNTINGTON STATION        NY          11746        SFD   8.625          7.250      $1,088.91   360         1-Nov-25
4480022      NAPLES                    FL          33999        SFD   8.375          7.250      $1,938.18   360         1-Nov-25
4480054      FAIRFAX STATION           VA          22039        SFD   7.750          7.250      $1,744.47   360         1-Jan-26
4480081      SOUTH LAKE TAHOE          CA          96150        SFD   8.250          7.250        $851.94   360         1-Dec-25
4480103      WILLISTON PARK            NY          11596        SFD   7.750          7.250      $1,397.01   360         1-Jan-26
4480145      DENVER                    CO          80211        SFD   8.625          7.250        $622.23   360         1-Nov-25
4480202      SUMMIT                    NJ          07901        SFD   8.000          7.250      $1,816.81   360         1-Dec-25
4480205      KANEOHE                   HI          96744        SFD   8.000          7.250      $2,773.64   360         1-Nov-25
4480210      FISHERS                   IN          46038        SFD   7.750          7.250      $2,321.18   360         1-Jan-26
4480212      VALLEY STREAM             NY          11580        SFD   8.250          7.250      $1,214.05   360         1-Dec-25
4480239      LOS ANGELES               CA          90290        SFD   8.125          7.250      $1,930.50   360         1-Nov-25
4480282      MALVERNE                  NY          11565        SFD   8.125          7.250      $1,027.62   360         1-Dec-25
4480285      SAN FRANCISCO             CA          94116        SFD   8.000          7.250      $1,878.44   360         1-Dec-25
4480302      NEWCASTLE                 WA          98056        SFD   8.000          7.250      $1,782.69   360         1-Nov-25
4480312      JEFFERSON TOWNSHIP        NJ          07438        SFD   8.000          7.250      $1,585.01   360         1-Jan-26
4480319      SANTA CLARITA             CA          91321        SFD   7.875          7.250      $2,590.68   360         1-Jan-26
4480324      BOCA RATON                FL          33496        SFD   8.250          7.250      $3,944.15   360         1-Dec-25
4480328      LINDENHURST               NY          11757        SFD   8.250          7.250        $736.25   360         1-Jan-26
4480338      CLACKAMAS                 OR          97015        SFD   7.875          7.250      $2,918.41   360         1-Dec-25
4480339      HERMITAGE                 TN          37076        SFD   8.250          7.250      $1,040.51   360         1-Nov-25
4480340      WEST GREENWICH            RI          02817        SFD   8.750          7.250        $503.49   360         1-Dec-25
4480345      OAKLAND                   NJ          07436        SFD   9.125          7.250      $1,562.18   360         1-Dec-25
4480350      MODESTO                   CA          95356        SFD   7.875          7.250      $2,451.83   360         1-Jan-26
4480366      GLASTONBURY               CT          06033        SFD   7.625          7.250      $1,875.66   360         1-Dec-25
4480370      SAN DIEGO                 CA          92122        SFD   8.000          7.250      $2,773.64   360         1-Jan-26
4480404      NORTH POTOMAC             MD          20878        SFD   7.875          7.250      $2,059.20   360         1-Dec-25
4480427      OAKLAND                   CA          94611        SFD   7.625          7.250      $2,371.11   360         1-Dec-25
4480428      POTOMAC                   MD          20854        THS   7.500          7.250      $1,636.17   360         1-Jan-26
4480431      CUPERTINO                 CA          95014        SFD   8.250          7.250      $3,155.32   360         1-Dec-25
4480452      PENNINGTON                NJ          08534        SFD   7.625          7.250      $1,521.76   360         1-Jan-26
4480482      RIVERSIDE                 CT          06878        SFD   7.875          7.250      $1,776.43   360         1-Dec-25
4480552      CLINTON TWSHP             NJ          08801        SFD   7.875          7.250      $1,682.17   360         1-Jan-26
4480560      SANTA CLARITA             CA          91350        SFD   8.500          7.250      $2,145.27   360         1-Dec-25
4480576      SAN BRUNO                 CA          94066        SFD   8.375          7.250      $2,049.16   360         1-Nov-25
4480586      VISTA                     CA          92084        SFD   7.500          7.250      $2,132.60   360         1-Dec-25
4480590      NAPA                      CA          94558        MF2   7.875          7.250      $2,141.50   360         1-Jan-26
4480647      CONCORD                   MA          01742        SFD   7.750          7.250      $2,407.15   360         1-Dec-25
4480661      EAST HAMPTON              NY          11937        SFD   8.625          7.250        $976.91   360         1-Dec-25
4480676      LEWISBORO                 NY          10590        SFD   8.000          7.250      $1,907.79   360         1-Dec-25
4480694      PHOENIX                   AZ          85018        SFD   8.750          7.250      $1,791.32   360         1-Jan-26


                                      276

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4480736      PALM BEACH                FL          33480        LCO   8.500          7.250      $2,306.75   360         1-Dec-25
4480772      SILVERTHORNE              CO          80498        SFD   7.875          7.250      $3,045.30   360         1-Jan-26
4480782      SAN CLEMENTE              CA          92672        SFD   7.875          7.250      $2,356.48   360         1-Jan-26
4480783      STAMFORD                  CT          06905        SFD   7.375          7.155      $1,726.69   360         1-Dec-25
4480807      GLEN COVE                 NY          11542        SFD   8.625          7.250      $1,944.48   360         1-Jan-26
4480809      ANAHEIM HILLS             CA          92808        SFD   7.500          7.250      $1,789.99   360         1-Dec-25
4480833      BURLINGAME                CA          94010        SFD   7.625          7.250      $1,846.28   360         1-Jan-26
4480836      WESTLAKE VILLAGE          CA          91361        SFD   8.875          7.250      $1,989.12   360         1-Dec-25
4480865      ACTON                     MA          01720        SFD   7.625          7.250      $1,617.31   360         1-Dec-25
4480884      BASKING RIDGE             NJ          07920        SFD   7.875          7.250      $1,767.72   360         1-Jan-26
4480886      LOS ANGELES               CA          90045        SFD   9.000          7.250      $2,252.95   360         1-Nov-25
4480894      CHICHESTER                NH          03234        SFD   8.500          7.250      $1,953.05   360         1-Dec-25
4480905      SUMMIT                    NJ          07901        SFD   8.875          7.250      $1,623.12   360         1-Sep-25
4480911      IRVINE                    CA          92714        SFD   8.500          7.250      $1,937.67   360         1-Dec-25
4480916      GARDEN GROVE              CA          92644        SFD   7.125          6.905      $1,522.61   360         1-Nov-25
4480919      KODAK                     TN          37764        SFD   8.750          7.250        $513.33   360         1-Dec-25
4480949      BELLINGHAM                WA          98226        SFD   7.875          7.250      $2,467.42   360         1-Jan-26
4480977      HOUSTON                   TX          77005        SFD   7.750          7.250      $1,948.65   360         1-Dec-25
4481002      MINNETONKA                MN          55305        SFD   7.500          7.250      $1,748.04   360         1-Jan-26
4481029      BRONXVILLE                NY          10708        SFD   7.750          7.250      $1,683.57   360         1-Jan-26
4481035      LONGMONT                  CO          80503        SFD   7.750          7.250      $1,862.68   360         1-Jan-26
4481065      ENCINITAS                 CA          92024        SFD   8.625          7.250      $2,061.14   360         1-Dec-25
4481087      LOS ANGELES               CA          90046        SFD   8.125          7.250      $2,387.87   360         1-Dec-25
4481100      GREENWICH                 CT          06830        SFD   9.000          7.250      $1,985.81   360         1-Dec-25
4481124      NEW ROCHELLE              NY          10801        SFD   7.750          7.250        $895.52   360         1-Dec-25
4481132      PARSIPPANY                NJ          07054        SFD   9.000          7.250      $1,338.90   360         1-Jan-26
4481138      HAMILTON                  NJ          08620        SFD   8.250          7.250      $1,040.51   360         1-Dec-25
4481142      MAPLEWOOD                 NJ          07040        SFD   7.500          7.250      $1,732.66   360         1-Jan-26
4481148      ANDOVER                   MA          01810        SFD   8.000          7.250      $2,944.23   360         1-Nov-25
4481159      WILTON                    CT          06897        SFD   7.625          7.250      $2,197.00   360         1-Dec-25
4481220      PHOENIX                   AZ          85044        SFD   7.750          7.250      $2,622.07   360         1-Dec-25
4481223      SYOSSET                   NY          11791        THS   8.875          7.250      $1,273.04   360         1-Dec-25
4481230      SANTA MARIA               CA          93455        SFD   8.375          7.250      $2,498.36   360         1-Jan-26
4481238      STRATFORD                 CT          06497        SFD   7.875          7.250        $362.54   360         1-Dec-25
4481317      WADSWORTH                 OH          44281        SFD   8.875          7.250        $413.74   360         1-Nov-25
4481326      LOS ANGELES               CA          90036        SFD   9.000          7.250      $1,037.96   360         1-Nov-25
4481340      CARMEL                    IN          46032        SFD   8.125          7.250      $1,989.90   360         1-Nov-25
4481356      ODESSA                    FL          33556        SFD   7.625          7.250      $1,634.30   360         1-Dec-25
4481365      BEDFORD                   NH          03110        SFD   7.625          7.250      $1,928.04   360         1-Dec-25
4481373      OAKLAND                   CA          94705        SFD   7.875          7.250      $3,857.37   360         1-Nov-25
4481384      NAPLES                    FL          33963        SFD   8.250          7.250        $673.13   360         1-Nov-25
4481401      FAIRFAX STATION           VA          22039        SFD   7.875          7.250      $2,485.54   360         1-Nov-25
4481424      WEST HARWICH              MA          02671        SFD   8.750          7.250      $2,832.13   360         1-Nov-25
4481425      ATLANTIC BEACH            NY          11509        SFD   7.375          7.155      $2,900.84   360         1-Dec-25
4481426      WESTLAKE VILLAGE          CA          91361        SFD   7.500          7.250      $3,412.17   360         1-Jan-26


                                      277

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4481435      MONTVILLE                 NJ          07045        SFD   7.500          7.250      $2,601.08   360         1-Jan-26
4481443      CHERRY HILL               NJ          08002        SFD   8.000          7.250        $796.14   360         1-Dec-25
4481497      GLENDALE                  CA          91203        SFD   8.875          7.250        $795.65   360         1-Dec-25
4481507      MARIETTA                  GA          30067        SFD   7.500          7.250      $2,322.80   360         1-Dec-25
4481554      METAIRIE                  LA          70003        SFD   8.000          7.250        $792.47   360         1-Dec-25
4481576      SCOTTSDALE                AZ          85260        SFD   7.625          7.250      $2,123.39   360         1-Dec-25
4481587      PALO ALTO                 CA          94306        SFD   8.000          7.250      $2,465.45   360         1-Nov-25
4481610      BROOKLYN                  NY          11236        SFD   8.750          7.250      $1,076.21   360         1-Dec-25
4481623      MAIMI                     FL          33176        SFD   7.750          7.250      $1,970.14   360         1-Feb-26
4481727      FORT LEE                  NJ          07024        HCO   7.875          7.250      $2,175.21   360         1-Jan-26
4481729      PHOENIX                   AZ          85022        SFD   8.375          7.250      $3,297.20   360         1-Dec-25
4481732      FRANKLIN                  TN          37064        SFD   8.625          7.250      $1,088.91   360         1-Nov-25
4481735      HILTON HEAD ISLAND        SC          29926        SFD   8.875          7.250      $1,368.51   360         1-Nov-25
4481762      LOS ANGELES               CA          90068        SFD   8.250          7.250      $1,953.30   360         1-Dec-25
4481764      FORT MYERS                FL          33919        SFD   8.250          7.250      $1,622.74   360         1-Dec-25
4481816      MIAMI                     FL          33184        SFD   8.375          7.250        $653.67   360         1-Nov-25
4481820      MONTAUK                   NY          11954        SFD   7.750          7.250      $1,455.40   360         1-Dec-25
4481844      RANCHO PALOS VERDES       CA          90275        SFD   7.875          7.250      $2,494.24   360         1-Dec-25
4481856      SAN DIEGO                 CA          92131        SFD   7.500          7.250      $2,768.89   360         1-Jan-26
4481885      GLENDALE                  CA          91206        SFD   8.250          7.250      $1,602.46   360         1-Jan-26
4481917      LOS GATOS                 CA          95032        SFD   8.625          7.250      $3,030.66   360         1-Jan-26
4481921      PACIFIC PALISADES         CA          90272        SFD   8.875          7.250      $2,705.19   360         1-Nov-25
4481926      SAN FRANCISCO             CA          94117        SFD   8.750          7.250      $1,996.65   360         1-Dec-25
4481928      MAPLEWOOD                 NJ          07040        SFD   7.750          7.250      $2,435.81   360         1-Jan-26
4481930      LONG BEACH                CA          90807        SFD   8.250          7.250      $1,502.54   360         1-Dec-25
4481956      NORWALK                   CT          06850        SFD   8.250          7.250      $1,893.20   360         1-Dec-25
4481960      HIGHLAND VILLAGE          TX          75067        SFD   7.875          7.250      $2,167.96   360         1-Jan-26
4481984      CARMEL                    IN          46033        SFD   7.125          6.905      $2,204.41   360         1-Jan-26
4481986      ALAMEDA                   CA          94501        SFD   7.750          7.250      $1,672.83   360         1-Nov-25
4481992      BROOKLYN                  NY          11235        SFD   8.000          7.250      $2,520.49   360         1-Jan-26
4482004      HOUSTON                   TX          77025        SFD   8.500          7.250      $2,941.09   360         1-Nov-25
4482010      HOUSTON                   TX          77024        SFD   8.125          7.250      $1,871.10   360         1-Nov-25
4482021      MIAMI                     FL          33166        SFD   8.000          7.250      $2,201.30   360         1-Dec-25
4482038      ROOSEVELT                 NY          11575        SFD   8.375          7.250        $535.86   360         1-Dec-25
4482045      INCLINE VILLAGE           NV          89451        LCO   8.125          7.250      $3,385.79   360         1-Dec-25
4482052      NEW YORK                  NY          10012        HCO   8.250          7.250      $1,812.06   360         1-Dec-25
4482056      CLEARWATER                FL          34623        SFD   9.000          7.250        $447.38   360         1-Nov-25
4482069      HARWOOD                   MD          20776        SFD   8.500          7.250      $4,859.53   360         1-Jan-26
4482098      NEW FAIRFIELD             CT          06812        SFD   7.750          7.250      $1,576.11   360         1-Dec-25
4482103      BRONXVILLE                NY          10708        SFD   7.625          7.250      $3,477.04   360         1-Jan-26
4482112      SEBASTOPOL                CA          95472        SFD   7.875          7.250      $2,427.54   360         1-Jan-26
4482122      UPPER MILFORD             PA          18049        SFD   8.500          7.250      $1,068.79   360         1-Nov-25
4482124      MOUNT LAUREL              NJ          08054        SFD   8.000          7.250      $1,721.04   360         1-Nov-25
4482153      COLUMBIA                  MO          65202        SFD   7.875          7.250      $1,716.24   360         1-Dec-25
4482166      SCOTTSDALE                AZ          85258        LCO   8.000          7.250        $727.17   360         1-Jan-26


                                      278

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4482183      CLIFTON PARK              NY          12065        SFD   7.500          7.250      $1,585.82   360         1-Dec-25
4482190      SANTA ROSA                CA          95409        SFD   8.000          7.250      $2,201.30   360         1-Dec-25
4482192      SALEM                     OR          97306        SFD   8.000          7.250      $1,761.04   360         1-Jan-26
4482218      TORRANCE                  CA          90277        SFD   8.125          7.250      $1,707.75   360         1-Dec-25
4482226      BONITA SPRINGS            FL          33923        SFD   8.625          7.250        $777.79   360         1-Dec-25
4482227      MEMPHIS                   TN          38120        SFD   8.000          7.250      $1,854.96   360         1-Dec-25
4482230      ES PASO                   TX          79936        SFD   8.000          7.250        $366.88   360         1-Dec-25
4482241      SAN JOSE                  CA          95131        SFD   8.125          7.250      $2,120.57   360         1-Nov-25
4482270      WALDWICK                  NJ          07463        SFD   8.625          7.250      $1,711.14   360         1-Jan-26
4482276      LISLE                     IL          60532        SFD   7.875          7.250      $2,175.21   360         1-Dec-25
4482277      MANASQUAN                 NJ          08736        SFD   8.500          7.250        $615.13   360         1-Nov-25
4482289      MAMMOTH LAKES             CA          93546        LCO   8.250          7.250      $1,960.81   360         1-Nov-25
4482290      REDWOOD SHORES            CA          94065        SFD   8.625          7.250      $2,475.71   360         1-Dec-25
4482292      SAN CLEMENTE              CA          92672        SFD   7.750          7.250      $1,834.02   360         1-Dec-25
4482307      ACWORTH                   GA          30101        SFD   7.875          7.250      $2,109.96   360         1-Dec-25
4482319      LUDLOW                    VT          05047        LCO   8.500          7.250      $1,999.18   360         1-Jan-26
4482328      WAYNE                     NJ          07470        SFD   8.875          7.250      $1,209.39   360         1-Nov-25
4482339      WHITESTONE                NY          11357        SFD   8.625          7.250      $4,324.51   360         1-Dec-25
4482343      CHANDLER                  AZ          85224        SFD   7.625          7.250      $2,123.39   360         1-Jan-26
4482352      FT LAUDERDALE             FL          33331        SFD   8.500          7.250        $269.12   360         1-Nov-25
4482353      COTO DE CAZA              CA          92679        SFD   7.625          7.250      $3,860.31   360         1-Dec-25
4482357      PARKLAND                  FL          33067        SFD   8.375          7.250      $2,432.23   360         1-Nov-25
4482363      ANAHEIM HILLS             CA          92808        SFD   8.250          7.250      $1,244.10   360         1-Dec-25
4482382      PLEASANT HILL             CA          94523        SFD   7.875          7.250      $1,696.67   360         1-Jan-26
4482389      SUPERIOR                  CO          80027        SFD   8.125          7.250      $2,996.72   360         1-Nov-25
4482407      NORWALK                   CT          06851        LCO   8.375          7.250        $723.59   360         1-Jan-26
4482411      PETERSBURG                VA          23803        SFD   8.375          7.250        $410.44   360         1-Nov-25
4482422      CARY                      NC          27511        SFD   7.625          7.250      $1,638.90   360         1-Dec-25
4482447      RANDOLPH                  NJ          07869        SFD   8.125          7.250      $1,971.34   360         1-Jan-26
4482451      REDONDO BEACH             CA          90277        SFD   7.625          7.250      $2,215.40   360         1-Jan-26
4482496      BOULDER                   CO          80303        SFD   7.125          6.905      $1,600.76   360         1-Jan-26
4482554      SHIP BOTTOM               NJ          08008        SFD   7.875          7.250        $522.05   360         1-Jan-26
4482568      SWARTHMORE                PA          19081        SFD   7.750          7.250      $1,848.34   360         1-Dec-25
4482584      PITTSFORD                 NY          14534        SFD   7.875          7.250      $1,776.43   360         1-Dec-25
4482616      OAKLAND                   CA          94618        SFD   8.375          7.250      $3,040.29   360         1-Dec-25
4482623      FRANKLIN                  NJ          07416        PUD   8.625          7.250        $787.13   360         1-Jan-26
4482632      ALPHARETTA                GA          30202        SFD   7.875          7.250      $1,521.93   360         1-Dec-25
4482633      SCOTTS VALLEY             CA          95066        SFD   7.625          7.250      $2,604.69   360         1-Nov-25
4482660      CENTEREACH                NY          11720        SFD   8.375          7.250      $1,270.09   360         1-Dec-25
4482678      BAKERSFIELD               CA          93311        SFD   8.250          7.250      $2,072.75   360         1-Nov-25
4482688      SARATOGA SPRINGS          NY          12866        SFD   8.750          7.250        $742.65   360         1-Dec-25
4482693      OXNARD                    CA          93035        SFD   7.875          7.250      $2,537.74   360         1-Nov-25
4482723      THETFORD                  VT          05074        SFD   8.500          7.250        $845.81   360         1-Dec-25
4482727      YORBA LINDA               CA          92867        SFD   7.500          7.250      $2,796.86   360         1-Dec-25
4482826      THOUSAND OAKS             CA          91362        SFD   8.375          7.250      $1,844.32   360         1-Dec-25
4482828      ORO VALLEY                AZ          85737        SFD   8.125          7.250      $1,837.68   360         1-Dec-25


                                      279

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4482829      BLACKSTONE                MA          01504        LCO   8.375          7.250        $258.05   360         1-Dec-25
4482838      CALABASAS                 CA          91302        SFD   7.625          7.250      $2,190.63   360         1-Jan-26
4482841      WASHINGTON                DC          20016        SFD   8.000          7.250      $1,749.30   360         1-Dec-25
4482916      SETAUKET                  NY          11733        SFD   7.750          7.250        $573.13   360         1-Dec-25
4482923      TOMPKINS                  NY          13806        SFD   8.750          7.250        $472.03   360         1-Jan-26
4482934      HUNTINGTON BEACH          CA          92647        SFD   7.875          7.250      $1,856.18   360         1-Dec-25
4482936      ROCKVILLE                 MD          20852        SFD   8.500          7.250        $842.73   360         1-Nov-25
4482946      ALEXANDRIA                VA          22307        SFD   7.500          7.250      $1,736.85   360         1-Dec-25
4482947      DANVILLE                  CA          94506        SFD   8.250          7.250      $2,355.98   360         1-Nov-25
4482956      ALPHARETTA                GA          30201        SFD   8.875          7.250      $2,305.78   360         1-Dec-25
4482978      BROOKLYN                  NY          11225        SFD   8.500          7.250      $2,191.41   360         1-Dec-25
4483021      AGOURA                    CA          91301        SFD   8.000          7.250      $3,199.21   360         1-Dec-25
4483045      NAPLES                    FL          33999        SFD   8.250          7.250      $2,343.95   360         1-Nov-25
4483055      WESTON                    CT          06883        SFD   7.875          7.250      $1,822.10   360         1-Jan-26
4483061      EL DORADO                 CA          95623        SFD   7.875          7.250      $1,783.67   360         1-Nov-25
4483063      HARRISON                  MI          48045        SFD   8.500          7.250      $2,360.57   360         1-Dec-25
4483117      HIALEAH                   FL          33016        SFD   8.250          7.250        $551.81   360         1-Dec-25
4483168      FLEMINGTON                NJ          08822        SFD   7.750          7.250      $1,526.68   360         1-Jan-26
4483171      WOODBRIDGE                NJ          07095        SFD   8.500          7.250      $1,230.26   360         1-Dec-25
4483196      CANOGA PARK               CA          91304        SFD   7.500          7.250        $690.13   360         1-Dec-25
4483213      FOLSOM                    CA          95630        SFD   7.625          7.250      $1,925.20   360         1-Jan-26
4483222      WEST DOVER                VT          05356        SFD   8.750          7.250        $501.53   360         1-Dec-25
4483245      BRICK                     NJ          08723        SFD   7.875          7.250        $588.37   240         1-Jan-16
4483259      EAST ORLEANS              MA          02643        SFD   8.375          7.250      $3,636.19   360         1-Dec-25
4483269      NORTHRIDGE                CA          91325        SFD   8.375          7.250      $1,331.65   360         1-Dec-25
4483270      BYRAM                     CT          06830        SFD   8.625          7.250        $913.91   360         1-Dec-25
4483288      MERRITT ISLAND            FL          32953        LCO   8.375          7.250      $2,341.02   360         1-Dec-25
4483290      BLOOMFIELD                MI          48301        SFD   8.000          7.250      $5,227.75   240         1-Jan-16
4483322      NORTHRIDGE                CA          91326        SFD   8.625          7.250      $1,718.53   360         1-Dec-25
4483326      ATLANTA                   GA          30324        SFD   8.500          7.250        $639.74   360         1-Dec-25
4483339      COLORADO SPRINGS          CO          80918        SFD   8.625          7.250        $715.57   360         1-Dec-25
4483348      SAN ANTONIO               TX          78232        SFD   7.875          7.250      $1,629.23   360         1-Nov-25
4483436      STATEN ISLAND             NY          10304        SFD   8.250          7.250      $1,878.17   360         1-Jan-26
4483452      SANTA CLARITA             CA          91350        SFD   7.500          7.250      $2,126.77   240         1-Feb-16
4483454      KEY WEST                  FL          33040        SFD   7.875          7.250      $3,298.14   240         1-Jan-16
4483460      WOODBRIDGE                NJ          07095        LCO   7.750          7.250        $704.95   360         1-Dec-25
4483466      CLIFTON                   NJ          07014        SFD   7.750          7.250      $2,192.23   360         1-Nov-25
4483477      CHESTERFIELD              MO          63017        SFD   8.250          7.250      $1,464.97   360         1-Jan-26
4483496      DULUTH                    GA          30136        SFD   7.500          7.250      $2,556.33   360         1-Jan-26
4483515      WASHINGTON                DC          20008        SFD   8.000          7.250      $2,780.97   360         1-Dec-25
4483556      LOS ANGELES               CA          90027        SFD   7.500          7.250      $1,626.38   360         1-Jan-26
4483561      PROSPECT                  KY          40059        SFD   7.750          7.250      $2,199.39   360         1-Jan-26
4483568      BOCA RATON                FL          33433        LCO   7.250          7.030        $633.06   360         1-Jan-26
4483574      COLUMBUS                  GA          31907        SFD   8.625          7.250        $472.12   360         1-Dec-25
4483575      NOVATO                    CA          94949        SFD   8.125          7.250      $2,301.75   360         1-Dec-25
4483609      PACIFICA                  CA          94044        SFD   7.750          7.250      $1,948.65   360         1-Dec-25


                                      280

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4483622      CAMARILLO                 CA          93012        SFD   7.750          7.250      $2,829.83   360         1-Jan-26
4483640      PROSPECT                  KY          40059        SFD   7.750          7.250      $2,149.24   360         1-Dec-25
4483655      WEST PALM BEACH           FL          33414        THS   8.875          7.250        $444.93   360         1-Jan-26
4483694      IRVINE                    CA          92714        LCO   7.625          7.250      $1,951.75   360         1-Jan-26
4483698      REDONDO BEACH             CA          90278        SFD   8.375          7.250      $1,216.12   360         1-Dec-25
4483715      BRECKENRIDGE              CO          80424        SFD   8.625          7.250        $670.84   360         1-Nov-25
4483717      DENMARK                   ME          04022        SFD   7.625          7.250        $318.51   360         1-Dec-25
4483751      NORTH MASSAPEQUA          NY          11758        SFD   8.750          7.250        $969.21   360         1-Dec-25
4483755      EWING                     NJ          08628        LCO   8.125          7.250        $465.18   360         1-Jan-26
4483759      BALDWIN                   NY          11510        SFD   8.125          7.250        $965.25   360         1-Dec-25
4483765      MORGANTOWN                PA          19503        SFD   8.375          7.250        $782.88   360         1-Dec-25
4483816      LONG BEACH                CA          90803        SFD   8.500          7.250      $2,091.45   360         1-Dec-25
4483821      REDWOOD CITY              CA          94065        SFD   7.625          7.250      $2,717.93   360         1-Dec-25
4483847      GARDNERVILLE              NV          89410        SFD   7.500          7.250      $1,517.30   360         1-Jan-26
4483871      SANTA BARBARA             CA          93111        SFD   8.125          7.250      $1,532.51   360         1-Dec-25
4483876      RICHMOND HILL             NY          11418        SFD   8.250          7.250      $1,380.45   360         1-Jan-26
4483877      BAYSIDE                   NY          11361        SFD   8.000          7.250      $1,385.35   360         1-Feb-26
4483888      JACKSONVILLE              OR          97530        SFD   8.375          7.250        $699.27   360         1-Dec-25
4483945      MANHATTAN BEACH           CA          90266        SFD   7.625          7.250      $2,240.17   360         1-Jan-26
4483969      BOYNTON BEACH             FL          33437        SFD   8.375          7.250        $820.88   360         1-Dec-25
4483972      PARSIPPANY                NJ          07054        SFD   8.000          7.250      $1,262.08   360         1-Jan-26
4483975      WAPPINGER                 NY          12537        SFD   8.125          7.250        $534.60   360         1-Jan-26
4483990      BELLMORE                  NY          11710        SFD   8.500          7.250      $1,445.56   360         1-Jan-26
4484009      OKLAHOMA CITY             OK          73118        SFD   8.750          7.250        $931.46   360         1-Nov-25
4484011      COSTA MESA                CA          92626        SFD   8.375          7.250      $1,216.12   360         1-Jan-26
4484050      STRATFORD                 CT          06497        LCO   8.625          7.250      $1,275.58   360         1-Dec-25
4484053      LOS ANGELES               CA          90027        SFD   8.125          7.250      $1,485.00   360         1-Dec-25
4484056      GREENLAND                 NH          03840        SFD   7.750          7.250      $1,659.22   360         1-Dec-25
4484072      PLEASANT HILL             CA          94523        SFD   7.750          7.250      $1,857.66   360         1-Dec-25
4484073      VENICE                    FL          34293        SFD   8.500          7.250        $959.61   360         1-Dec-25
4484101      KIHEI                     HI          96753        SFD   7.750          7.250      $3,935.97   360         1-Jan-26
4484119      LAGUNA NIGUEL             CA          92677        SFD   8.500          7.250      $2,165.27   360         1-Dec-25
4484126      SOLANA BEACH              CA          92705        SFD   8.250          7.250      $3,756.34   360         1-Dec-25
4484134      WANCHESE                  NC          27891        SFD   8.750          7.250        $645.89   360         1-Dec-25
4484135      ROCHESTER HILLS           MI          48309        SFD   8.625          7.250      $1,555.58   360         1-Dec-25
4484140      BURBANK                   CA          91505        SFD   8.000          7.250      $1,667.85   360         1-Dec-25
4484215      HOUSTON                   TX          77077        SFD   8.250          7.250        $537.91   360         1-Dec-25
4484216      SEATTLE                   WA          98121        HCO   8.750          7.250      $5,034.89   360         1-Dec-25
4484218      MOUNT KISCO               NY          10549        LCO   8.750          7.250      $1,763.00   360         1-Jan-26
4484240      WASHINGTON                DC          20016        THS   7.250          7.030      $2,046.53   360         1-Dec-25
4484259      BROOKLYN                  NY          11235        SFD   7.750          7.250      $1,934.32   360         1-Dec-25
4484270      JUPITER                   FL          33477        SFD   8.875          7.250      $1,043.89   360         1-Dec-25
4484286      SANTA BARBARA             CA          93110        SFD   8.250          7.250      $3,756.34   360         1-Dec-25
4484294      SAN JOSE                  CA          95136        LCO   8.000          7.250      $1,079.37   360         1-Feb-26
4484322      DULUTH                    GA          30136        SFD   8.875          7.250      $2,657.45   360         1-May-25
4484323      GROVE CITY                OH          43123        SFD   8.500          7.250        $377.39   360         1-Dec-25
4484343      COVE NECK                 NY          11771        SFD   7.750          7.250      $5,373.10   360         1-Jan-26


                                      281

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4484358      DARIEN                    CT          06820        SFD   8.625          7.250      $1,944.48   360         1-Jan-26
4484377      MIAMI                     FL          33175        SFD   8.000          7.250        $990.58   360         1-Dec-25
4484385      SAN CLEMENTE              CA          92673        PUD   8.500          7.250      $2,129.89   360         1-Dec-25
4484419      WOODLAND                  CA          95695        SFD   7.750          7.250      $2,865.65   360         1-Jan-26
4484429      GRANADA HILLS             CA          91344        SFD   8.500          7.250      $2,179.87   360         1-Dec-25
4484440      NEW ROCHELLE              NY          10804        SFD   8.750          7.250      $3,593.26   360         1-Dec-25
4484453      GAITHERSBURG              MD          20882        SFD   7.750          7.250      $1,806.08   360         1-Jan-26
4484500      BERMUDA DUNES             CA          92201        SFD   8.125          7.250      $2,049.30   360         1-Dec-25
4484503      SAN JOSE                  CA          95135        SFD   8.875          7.250      $2,832.50   360         1-Dec-25
4484514      RICHARDSON                TX          75081        SFD   8.000          7.250        $527.21   360         1-Dec-25
4484522      REDWOOD CITY              CA          94065        SFD   7.375          7.155      $1,740.16   360         1-Jan-26
4484554      BETHANY BEACH             DE          19930        SFD   8.875          7.250      $4,376.05   360         1-Nov-25
4484558      WALNUT CREEK              CA          94595        SFD   7.625          7.250      $2,117.72   360         1-Dec-25
4484566      NEWPORT NEWS              VA          23602        SFD   8.250          7.250        $856.45   360         1-Nov-25
4484578      UPPER MONTCLAIR           NJ          07043        SFD   8.500          7.250      $3,287.11   360         1-Dec-25
4484580      SNOQUALMIE PASS           WA          98068        SFD   8.500          7.250        $956.53   360         1-Dec-25
4484591      LAKELAND                  TN          38002        SFD   7.750          7.250      $1,880.59   360         1-Jan-26
4484618      SAN DIEGO                 CA          92103        LCO   8.625          7.250        $466.68   360         1-Dec-25
4484625      VALHALLA                  NY          10595        SFD   8.750          7.250      $1,652.08   360         1-Jan-26
4484626      HUNTINGTON STATION        NY          11746        SFD   8.375          7.250        $760.08   360         1-Jan-26
4484627      LOS ANGELES               CA          90066        SFD   8.000          7.250      $2,311.36   360         1-Jan-26
4484643      RALEIGH                   NC          27603        SFD   8.625          7.250        $765.35   360         1-Dec-25
4484674      TEMPE                     AZ          85284        SFD   8.500          7.250      $1,345.60   360         1-Dec-25
4484678      NEWPORT BEACH             CA          92663        SFD   8.000          7.250      $3,756.88   360         1-Jan-26
4484729      SANTA CLARA               CA          95050        SFD   7.750          7.250      $1,633.42   360         1-Dec-25
4484745      MILPITAS                  CA          95035        PUD   7.625          7.250      $2,008.37   360         1-Jan-26
4484778      SUNNYVALE                 CA          94086        SFD   7.750          7.250      $2,002.38   360         1-Feb-26
4484780      WILTON                    CT          06897        SFD   7.875          7.250      $1,558.90   360         1-Jan-26
4484795      BRIDGEWATER               NJ          08807        SFD   8.125          7.250        $482.62   360         1-Dec-25
4484807      AGOURA HILLS              CA          91301        SFD   8.375          7.250      $1,282.62   360         1-Dec-25
4484834      SPRINGFIELD               NJ          07081        LCO   8.625          7.250      $1,706.86   360         1-Oct-25
4484836      NEW CANAAN                CT          06840        SFD   8.500          7.250      $4,690.38   360         1-Jan-26
4484838      AGOURA                    CA          91301        PUD   9.000          7.250      $2,178.92   360         1-Jan-26
4484850      ASHBURN                   VA          22011        SFD   7.875          7.250      $1,637.93   360         1-Dec-25
4484854      VAIL                      CO          81657        SFD   8.125          7.250      $3,155.62   360         1-Dec-25
4484863      NORTHRIDGE                CA          91324        SFD   7.875          7.250      $1,618.36   360         1-Jan-26
4484871      OCALA                     FL          34471        SFD   7.875          7.250        $978.85   360         1-Jan-26
4484886      SAGAPONACK                NY          11962        SFD   8.625          7.250      $5,833.42   360         1-Dec-25
4484912      DEWEY BEACH               DE          19971        LCO   7.875          7.250      $1,856.18   360         1-Jan-26
4484918      HOUSTON                   TX          77059        SFD   8.125          7.250      $1,630.53   360         1-Jan-26
4484920      HOLLESTER                 CA          95023        SFD   8.125          7.250      $1,657.26   360         1-Dec-25
4484931      LOS GATOS                 CA          95030        SFD   7.625          7.250      $1,531.67   360         1-Jan-26
4484938      FRANKLIN LAKES            NJ          07417        SFD   8.250          7.250      $2,516.75   360         1-Dec-25
4484944      TAMPA                     FL          33629        HCO   8.875          7.250        $604.69   360         1-Nov-25
4484946      LAS VEGAS                 NV          89129        SFD   7.625          7.250      $1,510.79   360         1-Feb-26
4484957      NEWPORT BEACH             CA          92660        LCO   7.625          7.250      $2,937.35   360         1-Jan-26
4484962      EAST BRANDYWINE           PA          19335        SFD   8.125          7.250        $954.11   360         1-Jan-26
4484965      SCOTTSDALE                AZ          85254        SFD   8.250          7.250      $1,736.93   360         1-Nov-25


                                      282

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4484970      HENDERSON                 NV          89014        SFD   7.875          7.250      $3,190.31   360         1-Nov-25
4484973      FREMONT                   CA          94539        SFD   8.125          7.250      $2,572.02   360         1-Nov-25
4485015      BURLESON                  TX          76028        SFD   8.250          7.250        $715.21   360         1-Dec-25
4485074      BEVERLY HILLS             CA          90212        SFD   8.125          7.250      $2,643.29   360         1-Jan-26
4485080      BEND                      OR          97702        SFD   8.000          7.250      $1,696.46   360         1-Dec-25
4485097      ASBURY                    NJ          08802        SFD   8.000          7.250      $2,083.16   360         1-Dec-25
4485116      LOCUST VALLEY             NY          11560        SFD   8.125          7.250      $1,885.95   360         1-Jan-26
4485123      HUNTINGTON BEACH          CA          92648        SFD   8.500          7.250      $2,183.72   360         1-Dec-25
4485141      WESTLAKE VILLAGE          CA          91361        SFD   7.500          7.250      $1,530.24   360         1-Jan-26
4485147      DANVILLE                  CA          94526        SFD   7.500          7.250      $2,125.62   360         1-Jan-26
4485164      POTOMAC                   MD          20854        SFD   7.750          7.250      $4,656.68   360         1-Jan-26
4485165      WARREN                    NJ          07059        SFD   7.250          7.030      $1,671.34   360         1-Jan-26
4485180      STATEN ISLAND             NY          10307        MF2   9.125          7.250      $2,807.04   360         1-Dec-25
4485186      LOS ANGELES               CA          90045        SFD   8.750          7.250      $2,045.43   360         1-Dec-25
4485193      THOUSAND OAKS             CA          91362        SFD   8.500          7.250        $707.40   360         1-Dec-25
4485208      CARLSBAD                  CA          92009        SFD   8.000          7.250      $1,839.91   360         1-Nov-25
4485229      PINE                      AZ          85544        SFD   8.250          7.250      $1,202.03   360         1-Dec-25
4485290      LAWRENCEVILLE             NJ          08648        SFD   7.625          7.250      $2,158.78   360         1-Jan-26
4485301      COROLLA                   NC          27927        SFD   8.250          7.250      $2,097.54   360         1-Dec-25
4485329      NORTH MIAMI BEACH         FL          33180        SFD   8.125          7.250      $1,960.19   360         1-Jan-26
4485336      YORBA LINDA               CA          92687        SFD   7.625          7.250      $2,576.37   360         1-Dec-25
4485344      MIAMI                     FL          33155        SFD   8.875          7.250        $674.71   360         1-Dec-25
4485354      LANSDALE                  PA          19446        SFD   7.625          7.250      $1,663.32   360         1-Jan-26
4485355      WATCHUNG                  NJ          07060        SFD   8.250          7.250      $2,670.76   360         1-Jan-26
4485365      NEWTOWN                   CT          06470        SFD   7.500          7.250      $1,871.80   360         1-Dec-25
4485433      PALO ALTO                 CA          94303        SFD   7.500          7.250      $2,354.96   360         1-Feb-26
4485477      STAMFORD                  CT          06903        SFD   7.875          7.250      $1,776.43   360         1-Jan-26
4485489      ASHBURN                   VA          22011        SFD   7.250          7.030      $1,495.34   360         1-Nov-25
4485509      CHATHAM                   NJ          07928        SFD   7.375          7.155      $2,072.03   360         1-Feb-26
4485528      COLORADO SPRINGS          CO          80906        SFD   7.500          7.250      $2,360.55   360         1-Jan-26
4485533      DAVIE                     FL          33328        SFD   8.125          7.250      $1,756.78   360         1-Dec-25
4485540      LOS ANGELES               CA          90049        LCO   8.375          7.250      $2,234.62   360         1-Jan-26
4485544      LOS ANGELES               CA          90046        SFD   8.625          7.250      $3,136.05   360         1-Nov-25
4485549      TYLER                     TX          75701        SFD   8.500          7.250        $316.80   360         1-Dec-25
4485551      COLTON                    CA          92324        SFD   8.500          7.250      $2,522.04   360         1-Dec-25
4485589      PLAYA DEL REY             CA          90293        SFD   7.750          7.250      $1,748.05   360         1-Jan-26
4485591      JUPITER                   FL          33458        PUD   8.750          7.250        $848.07   360         1-Dec-25
4485613      SAN FRANCISCO             CA          94122        SFD   7.875          7.250      $2,537.75   360         1-Jan-26
4485616      CASTRO VALLEY             CA          94546        SFD   8.250          7.250      $2,193.70   360         1-Dec-25
4485625      PT JEFFERSON STATION      NY          11776        SFD   9.000          7.250        $708.07   360         1-Jan-26
4485631      STATEN ISLAND             NY          10309        SFD   8.250          7.250      $1,750.46   360         1-Jan-26
4485646      BERKELEY                  CA          94707        MF2   7.750          7.250      $1,948.65   360         1-Jan-26
4485715      LOS GATOS                 CA          95032        SFD   8.250          7.250      $1,284.67   360         1-Dec-25
4485726      SAN DIEGO                 CA          92130        LCO   7.500          7.250      $1,313.83   360         1-Jan-26
4485731      CAPE CORAL                FL          33904        SFD   8.500          7.250        $697.79   360         1-Dec-25
4485740      JACKSON                   WY          83001        SFD   7.625          7.250      $2,688.21   360         1-Jan-26
4485743      CHICO                     CA          95926        SFD   7.750          7.250      $1,518.80   360         1-Jan-26


                                      283

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4485772      SCHAUMBURG                IL          60194        SFD   7.875          7.250      $1,740.17   360         1-Jan-26
4485776      VIENNA                    VA          22182        SFD   7.500          7.250      $2,036.47   360         1-Jan-26
4485796      SAN JOSE                  CA          95125        SFD   8.375          7.250      $2,451.24   360         1-Dec-25
4485799      ROSWELL                   GA          30075        SFD   7.875          7.250      $1,892.43   360         1-Dec-25
4485807      LAKE WORTH                FL          33467        LCO   8.250          7.250        $450.76   360         1-Jan-26
4485812      WATERFORD                 MI          48327        SFD   7.625          7.250      $1,375.96   360         1-Dec-25
4485825      EAST MEADOW               NY          11554        SFD   8.625          7.250      $1,064.02   360         1-Jan-26
4485828      GREAT FALLS               VA          22066        SFD   7.750          7.250      $2,118.44   360         1-Jan-26
4485844      DARIEN                    CT          06820        SFD   8.750          7.250      $3,166.47   360         1-Nov-25
4485867      PAYSON                    AZ          85541        SFD   8.875          7.250        $413.34   360         1-Dec-25
4485871      EDWARDS                   CO          81632        SFD   8.125          7.250      $3,059.09   360         1-Dec-25
4485876      VISTA                     CA          92083        SFD   8.875          7.250      $1,826.01   360         1-Nov-25
4485939      MUKWONAGO                 WI          53149        SFD   8.250          7.250      $3,042.63   360         1-Jan-26
4485943      YORBA LINDA               CA          92687        SFD   8.000          7.250      $1,872.57   360         1-Dec-25
4485950      WOODLAND HILLS            CA          91367        SFD   8.875          7.250      $2,172.12   360         1-Jan-26
4485954      BEACH HAVEN CREST         NJ          08008        SFD   8.250          7.250      $1,712.89   360         1-Jan-26
4485959      JERICHO                   NY          11753        SFD   8.625          7.250      $2,053.37   360         1-Jan-26
4486002      LEVITTOWN                 NY          11756        SFD   8.750          7.250        $999.11   360         1-Jan-26
4486010      WESTFIELD                 NJ          07090        SFD   7.875          7.250      $1,087.61   360         1-Dec-25
4486018      LAKE ARROWHEAD            CA          92352        SFD   8.375          7.250      $3,654.43   360         1-Nov-25
4486024      TOLUCA LAKE               CA          91602        LCO   8.625          7.250      $1,764.03   360         1-Nov-25
4486031      MARIETTA                  GA          30060        SFD   8.500          7.250        $584.76   360         1-Dec-25
4486045      UNIVERSITY PARK           TX          75205        SFD   8.125          7.250      $1,657.63   360         1-Dec-25
4486048      MANHATTAN BEACH           CA          90266        SFD   7.750          7.250      $3,335.62   360         1-Jan-26
4486057      PORTLAND                  OR          97210        SFD   7.250          7.030      $1,480.33   360         1-Jan-26
4486104      RIVIERA BEACH             FL          33404        SFD   9.000          7.250        $399.09   360         1-Dec-25
4486125      CHINO HILLS               CA          91709        SFD   8.250          7.250      $1,623.49   360         1-Jan-26
4486131      NORTH HOLLYWOOD           CA          91606        SFD   8.125          7.250        $891.00   360         1-Dec-25
4486139      ENCINO                    CA          91436        SFD   8.125          7.250      $2,969.99   360         1-Jan-26
4486190      SAN JOSE                  CA          95117        SFD   8.375          7.250      $1,254.12   360         1-Dec-25
4486196      FAIRLESS HILLS            PA          19030        SFD   8.500          7.250        $634.36   360         1-Dec-25
4486203      CUMMING                   GA          30131        SFD   8.250          7.250        $412.07   360         1-Dec-25
4486215      FAIRFAX                   VA          22030        SFD   7.625          7.250      $1,840.27   360         1-Jan-26
4486225      TARZANA                   CA          91356        SFD   8.000          7.250      $3,522.07   360         1-Dec-25
4486232      THOUSAND OAKS             CA          91362        SFD   7.750          7.250      $1,797.48   360         1-Feb-26
4486248      LAKE SAN MARCOS           CA          92069        SFD   7.750          7.250      $1,543.87   360         1-Jan-26
4486267      NORTHBROOK                IL          60062        SFD   8.750          7.250      $2,492.27   360         1-Jan-26
4486277      MORTON                    IL          61550        SFD   7.000          6.780      $3,087.01   360         1-Jan-26
4486278      SAN FRANCISCO             CA          94123        LCO   8.000          7.250      $1,650.97   360         1-Dec-25
4486287      UNION CITY                CA          94587        SFD   8.375          7.250      $1,264.76   360         1-Dec-25
4486300      PARK CITY                 UT          84060        SFD   8.250          7.250      $1,856.38   360         1-Dec-25
4486303      LOS ANGELES               CA          90043        SFD   7.875          7.250      $2,476.12   360         1-Jan-26
4486310      DANVILLE                  CA          94526        SFD   8.375          7.250      $2,394.23   360         1-Dec-25
4486318      PARK CITY                 UT          84060        SFD   8.750          7.250      $1,841.67   360         1-Sep-25
4486321      SCOTTSDALE                AZ          85259        SFD   7.875          7.250      $2,537.75   360         1-Dec-25
4486342      MISSION VIEJO             CA          92691        SFD   8.000          7.250      $2,408.95   240         1-Feb-16
4486353      TAMPA                     FL          33606        SFD   7.750          7.250      $1,855.51   360         1-Jan-26


                                      284

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4486371      GREENWOOD                 AR          72936        SFD   7.875          7.250        $455.78   240         1-Feb-16
4486387      PLEASANTON                CA          94566        SFD   7.625          7.250      $1,627.93   360         1-Jan-26
4486415      YORBA LINDA               CA          92686        SFD   8.000          7.250      $2,883.70   360         1-Jan-26
4486425      BROOKSVILLE               FL          34601        SFD   8.625          7.250        $451.12   360         1-Dec-25
4486426      CHICAGO                   IL          60634        SFD   8.750          7.250        $683.65   360         1-Jan-26
4486427      BERKELEY HEIGHTS          NJ          07922        SFD   7.625          7.250      $1,911.05   360         1-Dec-25
4486428      GARDNER                   KS          66030        SFD   8.750          7.250        $799.29   360         1-Dec-25
4486444      MISSION VIEJO             CA          92692        SFD   7.875          7.250      $1,348.63   360         1-Dec-25
4486455      KEY COLONY BEACH          FL          33051        LCO   8.750          7.250      $1,840.88   360         1-Jan-26
4486534      MITCHELLVILLE             MD          20721        SFD   8.000          7.250      $1,819.01   360         1-Nov-25
4486542      BASKING RIDGE             NJ          07920        SFD   7.125          6.905      $2,425.39   360         1-Feb-26
4486544      MOSCOW                    ID          83843        SFD   7.625          7.250      $1,840.27   360         1-Feb-26
4486556      LAWRENCEVILLE             GA          30243        SFD   8.625          7.250      $1,605.36   360         1-Nov-25
4486573      DANA POINT                CA          92629        SFD   8.250          7.250      $2,386.03   360         1-Nov-25
4486588      SUNNYVALE                 CA          94089        SFD   8.125          7.250      $1,903.03   360         1-Nov-25
4486592      FREMONT                   CA          94538        SFD   9.500          7.250      $1,849.88   360         1-Dec-25
4486600      IRVINE                    CA          92714        SFD   8.250          7.250      $2,656.48   360         1-Nov-25
4486608      CARSON CITY               NV          89703        SFD   8.750          7.250      $1,653.65   360         1-Nov-25
4486612      LAS VEGAS                 NV          89120        SFD   8.250          7.250      $1,686.97   360         1-Nov-25
4486617      MELROSE                   MA          02176        SFD   8.000          7.250      $1,790.39   360         1-Nov-25
4486620      MITCHELLVILLE             MD          20721        SFD   7.875          7.250      $1,990.68   360         1-Oct-25
4486621      MIDDLETOWN                NJ          07738        SFD   8.875          7.250      $1,675.63   360         1-Oct-25
4486633      ALTA DENA                 CA          91001        SFD   8.125          7.250      $1,770.86   360         1-Nov-25
4486640      LAS VEGAS                 NV          89128        SFD   7.875          7.250      $1,905.48   360         1-Nov-25
4486641      RENO                      NV          89509        SFD   8.750          7.250      $2,556.78   360         1-Nov-25
4486651      PHILADELPHIA              PA          19103        SFD   8.875          7.250      $1,981.16   360         1-Dec-25
4486656      REDONDO BEACH             CA          90278        SFD   9.000          7.250      $1,890.87   360         1-Nov-25
4486661      JACKSON                   WY          83001        SFD   7.875          7.250      $3,444.08   360         1-Nov-25
4486671      WESTMINSTER               CA          92683        SFD   8.500          7.250      $1,837.71   360         1-Dec-25
4486678      LAGUNA HILLS              CA          92653        SFD   8.500          7.250      $2,706.58   360         1-Dec-25
4486679      WESTLAKE                  OH          44145        SFD   7.750          7.250      $2,328.34   360         1-Feb-26
4486687      PIEDMONT                  CA          94611        SFD   8.250          7.250      $3,155.33   360         1-Oct-25
4486692      GLENDALE                  CA          91208        SFD   8.500          7.250      $1,937.67   360         1-Dec-25
4486696      SAN RAFAEL                CA          94913        SFD   8.000          7.250      $2,201.30   360         1-Dec-25
4486701      KELLER                    TX          76248        SFD   7.875          7.250      $2,088.20   360         1-Dec-25
4486703      LINCOLN                   NE          68516        SFD   8.625          7.250        $746.68   360         1-Dec-25
4486753      OAKLAND                   CA          94610        SFD   8.375          7.250      $3,040.29   360         1-Dec-25
4486755      NAPLES                    FL          33942        SFD   8.625          7.250        $640.90   360         1-Dec-25
4486761      BRADLEY                   CA          93426        SFD   8.875          7.250      $1,008.88   360         1-Dec-25
4486781      FARMINGTON HILLS          MI          48331        SFD   8.125          7.250      $1,730.02   360         1-Jan-26
4486790      CAVE CREEK                AZ          85377        SFD   8.625          7.250      $2,099.65   360         1-Jan-26
4486808      KINGWOOD                  TX          77345        SFD   8.250          7.250      $1,069.81   360         1-Jan-26
4486825      TWIN FALLS                ID          83301        SFD   8.625          7.250      $3,888.95   360         1-Dec-25
4486827      DANVILLE                  CA          94526        SFD   7.625          7.250      $2,972.74   360         1-Jan-26
4486828      WOODSTOCK                 GA          30188        SFD   7.625          7.250      $1,840.27   360         1-Jan-26
4486833      THOUSAND OAKS             CA          91362        SFD   8.500          7.250      $1,126.46   360         1-Nov-25
4486839      RANCHO CUCAMONGA          CA          91737        SFD   8.125          7.250      $1,698.47   360         1-Nov-25
4486856      BRANDON                   MI          48462        SFD   8.875          7.250      $1,304.86   360         1-Jan-26


                                      285

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4486906      PLEASANTON                CA          94588        SFD   7.875          7.250      $1,727.12   360         1-Jan-26
4486908      FRANKLIN                  MI          48025        SFD   8.500          7.250      $6,862.56   360         1-Jan-26
4486918      MILILANI                  HI          96789        SFD   7.000          6.780      $3,116.28   360         1-Dec-25
4486944      TESUQUE                   NM          87574        SFD   7.750          7.250      $2,005.96   360         1-Dec-25
4486948      EXETER                    NH          03833        SFD   7.625          7.250      $1,979.00   360         1-Feb-26
4487013      TUALATIN                  OR          97068        SFD   8.125          7.250        $724.68   360         1-Dec-25
4487021      GAITHERSBURG              MD          20882        SFD   7.750          7.250      $1,948.65   360         1-Jan-26
4487074      DOWNINGTOWN               PA          19335        SFD   7.625          7.250      $1,727.02   360         1-Jan-26
4487098      DENHAM SPRINGS            LA          70726        SFD   7.750          7.250        $501.49   360         1-Jan-26
4487100      SAN JOSE                  CA          95120        SFD   8.375          7.250      $2,850.28   360         1-Dec-25
4487104      OAKLEY                    CA          94561        SFD   8.500          7.250      $1,874.23   360         1-Dec-25
4487126      CYPRESS                   CA          90630        SFD   7.750          7.250      $1,948.65   360         1-Feb-26
4487188      BROOKLINE                 MA          02146        SFD   8.250          7.250      $2,479.18   360         1-Jan-26
4487215      FAIRFAX                   VA          22030        SFD   7.625          7.250      $1,699.41   360         1-Dec-25
4487218      MELVILLE                  NY          11747        SFD   8.250          7.250      $2,441.62   360         1-Feb-26
4487225      LOUISVILLE                KY          40272        SFD   8.500          7.250        $449.05   360         1-Jan-26
4487254      ST HELENA                 CA          94574        SFD   7.875          7.250      $2,030.20   360         1-Dec-25
4487264      WAYLAND                   MA          01778        SFD   8.125          7.250        $965.25   360         1-Jan-26
4487269      NEWTON                    MA          02167        SFD   8.250          7.250      $2,584.36   360         1-Jan-26
4487273      ALPHARETTA                GA          30201        SFD   8.500          7.250      $2,669.67   360         1-Nov-25
4487288      TRACY                     CA          95376        SFD   9.000          7.250      $1,166.71   360         1-Jan-26
4487290      SAN DIEGO                 CA          92104        SFD   8.750          7.250      $1,507.32   360         1-Dec-25
4487299      BOCA RATON                FL          33431        SFD   8.125          7.250      $2,125.03   360         1-Nov-25
4487311      TANNERSVILLE              PA          18372        SFD   7.875          7.250      $1,812.67   360         1-Jan-26
4487321      SAN JOSE                  CA          95125        SFD   8.000          7.250      $2,175.62   360         1-Dec-25
4487350      PISCATAWAY                NJ          08854        SFD   8.000          7.250      $1,645.11   360         1-Jan-26
4487381      HONOLULU                  HI          96825        SFD   7.750          7.250      $2,744.58   360         1-Jan-26
4487410      ATLANTA                   GA          30328        SFD   8.500          7.250      $1,135.69   360         1-Dec-25
4487457      HONOLULU                  HI          96821        SFD   7.875          7.250      $3,607.22   360         1-Dec-25
4487460      LAKE ARROWHEAD            CA          92352        SFD   8.500          7.250        $703.56   360         1-Jan-26
4487463      TIBURON                   CA          94920        LCO   7.625          7.250      $3,291.25   360         1-Jan-26
4487466      FREMONT                   CA          94538        SFD   8.375          7.250      $1,949.59   360         1-Dec-25
4487488      SAN DIEGO                 CA          92122        SFD   8.875          7.250      $1,807.71   360         1-Dec-25
4487501      MIAMI                     FL          33175        SFD   8.750          7.250      $2,045.42   360         1-Nov-25
4487509      MIAMI                     FL          33143        SFD   8.750          7.250      $1,699.27   360         1-Dec-25
4487536      MONTARA                   CA          94037        SFD   7.750          7.250      $3,089.17   360         1-Jan-26
4487540      NEWPORT BEACH             CA          92660        SFD   8.000          7.250      $2,296.69   360         1-Dec-25
4487553      CHULA VISTA               CA          91910        SFD   8.375          7.250      $2,845.71   360         1-Oct-25
4487573      BOZEMAN                   MT          59715        SFD   8.000          7.250      $2,641.56   360         1-Jan-26
4487575      BLOOMFIELD HILLS          MI          48304        SFD   8.750          7.250      $3,005.20   360         1-Dec-25
4487578      NORTHRIDGE                CA          91325        SFD   8.000          7.250      $1,565.12   360         1-Dec-25
4487580      FARMINGTON HILLS          MI          48331        SFD   8.250          7.250      $1,746.70   360         1-Dec-25
4487583      ATLANTA                   GA          30306        SFD   8.250          7.250      $2,056.22   360         1-Dec-25
4487587      EL PASO                   TX          79936        SFD   8.750          7.250        $633.29   360         1-Dec-25
4487596      CARMEL                    CA          93923        SFD   7.875          7.250      $2,436.23   360         1-Dec-25
4487617      BOZEMAN                   MT          59715        SFD   8.875          7.250      $1,026.39   360         1-Jan-26
4487620      VALLEY CENTER             CA          92082        SFD   8.125          7.250      $2,684.87   360         1-Dec-25


                                      286

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4487635      ANTIOCH                   CA          94509        SFD   7.875          7.250        $453.17   360         1-Dec-25
4487644      GLEN GARDNER              NJ          08826        SFD   7.625          7.250        $917.30   360         1-Jan-26
4487659      OAKLAND                   CA          94605        SFD   7.875          7.250      $1,703.19   360         1-Dec-25
4487660      TEMPE                     AZ          85283        LCO   8.625          7.250        $311.12   360         1-Dec-25
4487663      LOS ANGELES               CA          90025        SFD   8.500          7.250      $2,426.70   360         1-Dec-25
4487676      MIAMI BEACH               FL          33139        SFD   8.000          7.250      $2,751.62   360         1-Jan-26
4487684      MILL VALLEY               CA          94941        SFD   7.875          7.250      $1,754.67   360         1-Dec-25
4487752      DENVER                    CO          80220        SFD   8.000          7.250      $1,614.29   360         1-Dec-25
4487944      ST AUGUSTINE BEACH        FL          32084        SFD   8.375          7.250        $516.85   360         1-Jan-26
4487958      NEWBURY PARK              CA          91320        SFD   8.250          7.250      $2,259.82   360         1-Dec-25
4487960      WOODSTOCK                 GA          30188        SFD   8.750          7.250        $484.61   360         1-Dec-25
4488013      SUNNYVALE                 CA          94087        SFD   7.875          7.250      $2,523.25   360         1-Feb-26
4488041      PHOENIX                   AZ          85048        SFD   7.750          7.250      $1,649.90   360         1-Nov-25
4488042      TORRANCE                  CA          90501        SFD   7.875          7.250      $2,066.45   360         1-Dec-25
4488048      LOS ANGELES               CA          90046        SFD   8.250          7.250      $3,418.26   360         1-Dec-25
4488054      WASHINGTON                NJ          07853        SFD   7.750          7.250      $1,799.63   360         1-Dec-25
4488061      ATLANTA                   GA          30309        SFD   7.250          7.030      $1,227.92   360         1-Nov-25
4488078      ACCOKEEK                  MD          20607        SFD   8.000          7.250      $2,069.22   360         1-Oct-25
4488085      FAIRLAWN                  NJ          07410        SFD   7.625          7.250      $1,344.81   360         1-Jan-26
4488097      SANTA CLARITA             CA          91321        SFD   8.000          7.250      $2,274.68   360         1-Dec-25
4488143      JONESBORO                 GA          30236        SFD   8.625          7.250        $460.46   360         1-Dec-25
4488147      CARLSBAD                  CA          92009        SFD   7.875          7.250      $1,756.85   360         1-Jan-26
4488189      FORT LAUDERDALE           FL          33327        SFD   7.500          7.250        $384.57   360         1-Jan-26
4488196      SANTA BARBARA             CA          93101        SFD   7.750          7.250      $2,450.13   360         1-Jan-26
4488208      LINCOLN CITY              OR          97367        SFD   8.125          7.250      $1,900.80   360         1-Nov-25
4488271      COSTA MESA                CA          92627        SFD   8.000          7.250      $1,669.32   360         1-Dec-25
4488280      NEW LONDON                CT          06320        SFD   8.500          7.250        $692.03   360         1-Feb-26
4488288      PHOENIX                   AZ          85254        SFD   7.875          7.250      $1,943.19   360         1-Dec-25
4488291      NEPTUNE                   NJ          07753        LCO   8.375          7.250        $711.43   360         1-Jan-26
4488309      STEAMBOAT SPRINGS         CO          80477        LCO   8.625          7.250        $513.34   360         1-Nov-25
4488311      ASHURN                    VA          22011        SFD   8.500          7.250      $1,765.43   360         1-Dec-25
4488313      UNION                     NJ          07083        SFD   8.875          7.250        $891.13   360         1-Jan-26
4488315      LUDLOW                    VT          05149        LCO   8.375          7.250      $1,641.76   360         1-Jan-26
4488322      TAMPA                     FL          33609        LCO   8.750          7.250        $615.99   360         1-Dec-25
4488359      LA MESA                   CA          91941        SFD   7.875          7.250      $1,993.95   360         1-Jan-26
4488388      PHOENIX                   AZ          85013        SFD   7.875          7.250      $1,015.10   360         1-Dec-25
4488401      ARCADIA                   CA          91007        SFD   8.375          7.250      $2,196.61   360         1-Jan-26
4488409      NAPA                      CA          94559        SFD   7.875          7.250      $2,262.22   360         1-Jan-26
4488414      VISTA                     CA          92084        SFD   8.125          7.250      $3,892.92   360         1-Jan-26
4488439      MANHATTAN BEACH           CA          90277        SFD   9.000          7.250      $2,132.25   360         1-Dec-25
4488442      HAILEY                    ID          83333        SFD   8.125          7.250      $1,366.19   360         1-Dec-25
4488451      BILLERICA                 MA          01821        SFD   7.750          7.250      $1,232.23   360         1-Dec-25
4488456      FAIRVIEW                  OR          97024        SFD   8.375          7.250      $1,124.91   360         1-Jan-26
4488457      ROWAYTON                  CT          06853        SFD   7.625          7.250      $1,811.96   360         1-Jan-26
4488460      JACKSON                   WY          83001        SFD   7.875          7.250      $2,581.25   360         1-Jan-26
4488490      TARZANA                   CA          91356        SFD   8.000          7.250      $2,200.56   360         1-Jan-26
4488507      SANIBEL                   FL          33957        SFD   8.125          7.250      $1,930.50   360         1-Jan-26
4488665      PACIFICA                  CA          94044        LCO   8.375          7.250      $1,614.78   360         1-Jan-26


                                      287

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4488692      NEW CANAAN                CT          06840        SFD   7.500          7.250      $2,097.65   360         1-Jan-26
4488695      EVERETT                   WA          98204        SFD   9.000          7.250        $732.21   360         1-Jan-26
4488698      GRAND JUNCTION            CO          81501        SFD   9.000          7.250        $452.00   360         1-Nov-25
4488724      REDLANDS                  CA          92373        SFD   7.875          7.250      $1,990.32   360         1-Dec-25
4488765      MYRTLE BEACH              SC          29572        SFD   8.125          7.250      $2,494.79   360         1-Jan-26
4488767      BILLINGS                  MT          59106        SFD   7.250          7.030      $2,788.74   360         1-Jan-26
4488810      WANTAGH                   NY          11797        SFD   7.750          7.250      $1,090.74   360         1-Feb-26
4488826      MARIETTA                  GA          30064        SFD   7.375          7.155      $1,922.49   360         1-Dec-25
4488845      EDWARDS                   CO          81632        SFD   7.875          7.250      $1,732.92   360         1-Jan-26
4488849      SANTA ROSA BEACH          FL          32459        SFD   8.000          7.250      $3,682.76   360         1-Jan-26
4488864      CINCINNATI                OH          45230        SFD   7.750          7.250      $2,026.02   360         1-Jan-26
4488867      NEWTOWN                   CT          06470        SFD   7.625          7.250      $1,873.89   360         1-Feb-26
4488880      JENSEN BEACH              FL          34957        SFD   8.875          7.250        $334.17   360         1-Dec-25
4488891      CHICAGO                   IL          60640        HCO   9.000          7.250        $263.92   360         1-Jan-26
4488895      TRABUCO CANYON            CA          92679        SFD   8.625          7.250      $2,392.49   360         1-Jan-26
4488902      DALLAS                    TX          75248        HCO   8.375          7.250      $1,812.78   360         1-Jan-26
4488903      SAN JOSE                  CA          95120        THS   7.875          7.250      $2,479.74   360         1-Jan-26
4488940      DEMAREST                  NJ          07627        SFD   8.625          7.250      $2,313.93   360         1-Jan-26
4488943      SPOTSWOOD                 NJ          08884        SFD   8.750          7.250        $911.79   360         1-Jan-26
4488975      STERLING                  VA          20165        LCO   7.500          7.250      $1,591.42   360         1-Nov-25
4488985      CHEVY CHASE               MD          20815        SFD   8.250          7.250      $1,412.39   360         1-Nov-25
4489000      MANALAPAN                 NJ          07726        SFD   8.750          7.250      $2,690.52   360         1-Jan-26
4489005      MOUNTAIN VIEW             CA          94040        LCO   8.000          7.250      $1,796.26   360         1-Jan-26
4489007      HUNTINGTON BEACH          CA          92649        PUD   7.625          7.250      $1,840.27   360         1-Jan-26
4489013      SAN JOSE                  CA          95136        SFD   8.500          7.250      $2,006.86   360         1-Jan-26
4489023      IRVINE                    CA          92714        SFD   7.875          7.250      $1,047.73   360         1-Jan-26
4489113      SACRAMENTO                CA          95834        SFD   8.000          7.250      $3,213.89   360         1-Feb-26
4489132      WESTMINSTER               CA          92683        SFD   8.375          7.250      $1,246.52   360         1-Dec-25
4489144      NAPA                      CA          94559        SFD   7.750          7.250      $2,005.96   360         1-Jan-26
4489154      KINTNERSVILLE             PA          18930        SFD   8.625          7.250      $2,488.93   360         1-Jan-26
4489155      CUPERTINO                 CA          95014        SFD   8.250          7.250      $3,192.89   360         1-Jan-26
4489159      ENCINO                    CA          91316        LCO   8.250          7.250      $1,111.88   360         1-Dec-25
4489221      FRANKLIN SQUARE           NY          11010        SFD   8.875          7.250      $1,133.80   360         1-Jan-26
4489230      SAN DIEGO                 CA          92116        SFD   7.875          7.250      $1,761.92   360         1-Dec-25
4489262      SUWANEE                   GA          30174        SFD   8.375          7.250        $893.85   360         1-Dec-25
4489284      HUNTINGTON BEACH          CA          92647        SFD   8.250          7.250      $2,253.80   360         1-Jan-26
4489293      TARPON SPRINGS            FL          34689        LCO   8.875          7.250        $365.21   360         1-Dec-25
4489303      SANTA ROSA                CA          95401        SFD   7.875          7.250      $2,044.70   360         1-Jan-26
4489326      LOGANVILLE                GA          30249        SFD   8.625          7.250      $1,773.37   360         1-Jan-26
4489332      SANTA MONICA              CA          90403        LCO   8.500          7.250        $663.19   360         1-Jan-26
4489364      CENTER SANDWICH           NH          03227        SFD   7.375          7.155      $2,165.27   360         1-Feb-26
4489402      WESTWOOD                  MA          02090        SFD   7.375          7.155      $3,370.50   360         1-Jan-26
4489441      CHANDLER                  AZ          85248        PUD   8.375          7.250      $2,061.70   360         1-Jan-26
4489466      WASHINGTON TWP            NJ          08012        SFD   7.625          7.250      $1,024.75   360         1-Jan-26
4489473      BETHESDA                  MD          20814        SFD   7.500          7.250      $2,097.65   360         1-Jan-26
4489501      FRESNO                    CA          93711        SFD   8.250          7.250      $1,952.55   360         1-Dec-25
4489502      ESTACADA                  OR          97023        SFD   8.000          7.250      $2,230.65   360         1-Jan-26
4489517      CAMPBELL                  CA          95008        SFD   7.750          7.250      $1,776.71   360         1-Jan-26
4489518      CAMARILLO                 CA          93010        SFD   8.250          7.250      $2,298.88   360         1-Jan-26


                                      288

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4489558      SAN FRANCISCO             CA          94118        SFD   8.500          7.250      $4,644.24   360         1-Jan-26
4489607      SNELLVILLE                GA          30278        SFD   7.875          7.250      $1,653.16   360         1-Dec-25
4489649      SILVER SPRING             MD          20901        SFD   8.500          7.250        $799.68   360         1-Dec-25
4489651      CONYERS                   GA          30208        SFD   8.500          7.250        $694.33   360         1-Dec-25
4489653      MODESTO                   CA          95350        SFD   8.750          7.250        $541.25   360         1-Dec-25
4489655      ACAMPO                    CA          95220        SFD   8.375          7.250      $1,672.16   360         1-Dec-25
4489738      SAN RAMON                 CA          94583        PUD   7.750          7.250      $2,149.24   360         1-Feb-26
4489785      LITHONIA                  GA          30058        SFD   8.000          7.250        $516.58   360         1-Jan-26
4489807      MEADOWS OF DAN            VA          24120        SFD   8.000          7.250        $458.61   360         1-Jan-26
4489815      OKLAHOMA CITY             OK          73120        SFD   8.250          7.250      $3,042.63   360         1-Dec-25
4489841      DANVILLE                  CA          94526        SFD   8.000          7.250      $2,177.82   360         1-Jan-26
4489860      CATHEDRAL CITY            CA          92234        SFD   8.000          7.250        $635.45   360         1-Jan-26
4489865      MADISON                   TN          37115        SFD   7.875          7.250        $325.56   360         1-Dec-25
4489873      SAN JOSE                  CA          95120        SFD   8.875          7.250      $1,989.12   360         1-Jan-26
4489883      SHERMAN OAKS              CA          91423        SFD   8.125          7.250      $1,507.27   360         1-Jan-26
4489895      EUGENE                    OR          97405        SFD   8.250          7.250      $4,627.81   360         1-Feb-26
4489897      SAN RAMON                 CA          94583        PUD   8.125          7.250      $1,363.23   360         1-Jan-26
4489904      DIX HILLS                 NY          11746        SFD   7.125          6.905      $1,913.37   360         1-Feb-26
4489909      SAN JOSE                  CA          95148        SFD   7.625          7.250      $1,896.89   360         1-Jan-26
4489918      DELTONA                   FL          32738        SFD   9.000          7.250        $374.15   360         1-Sep-25
4489926      PORTLAND                  OR          97209        HCO   8.000          7.250        $976.64   360         1-Dec-25
4489936      WINDER                    GA          30680        SFD   8.500          7.250        $510.56   360         1-Dec-25
4489953      WYCKOFF                   NJ          07481        SFD   7.625          7.250      $2,257.87   360         1-Jan-26
4489993      THOUSAND OAKS             CA          91362        SFD   7.750          7.250      $2,034.62   360         1-Feb-26
4490006      PACIFIC PALISADES         CA          90272        LCO   8.000          7.250      $2,338.88   360         1-Jan-26
4490016      SIGNAL MOUNTAIN           TN          37377        SFD   8.750          7.250        $689.15   360         1-Jan-26
4490027      ENCINO                    CA          91316        SFD   7.750          7.250      $3,338.49   360         1-Feb-26
4490095      TAOS                      NM          87571        SFD   7.750          7.250      $1,898.50   360         1-Dec-25
4490097      VANCOUVER                 WA          98686        SFD   7.500          7.250      $1,724.27   360         1-Dec-25
4490098      LAGUNA BEACH              CA          92677        SFD   7.875          7.250      $1,903.31   360         1-Dec-25
4490168      ALAMEDA                   CA          94502        SFD   7.750          7.250      $1,971.57   360         1-Jan-26
4490173      HONOLULU                  HI          96816        MF2   8.375          7.250      $3,776.04   360         1-Dec-25
4490190      WESTMINSTER               CA          92683        SFD   8.750          7.250      $1,784.24   360         1-Jan-26
4490192      WESTMINSTER               CA          92683        SFD   7.750          7.250      $1,318.20   360         1-Jan-26
4490200      TARZANA                   CA          91356        SFD   7.750          7.250      $2,635.69   360         1-Feb-26
4490215      WOODLAND HILLS            CA          91367        SFD   8.000          7.250      $1,819.74   360         1-Jan-26
4490235      AURORA                    CO          80013        SFD   9.125          7.250        $495.50   360         1-Sep-25
4490259      RANCHO PALOS VERDES       CA          90275        SFD   7.875          7.250      $3,009.04   360         1-Jan-26
4490269      JAMESBURG                 NJ          08831        PUD   7.875          7.250      $1,471.89   360         1-Jan-26
4490285      SAN DIEGO                 CA          92131        SFD   8.500          7.250      $1,722.37   360         1-Dec-25
4490287      PRESCOTT                  AZ          86301        SFD   8.500          7.250        $734.32   360         1-Dec-25
4490288      TORRANCE                  CA          90505        SFD   8.625          7.250      $2,418.93   360         1-Jan-26
4490289      CAMERON PARK              CA          95602        SFD   7.875          7.250      $3,016.29   360         1-Dec-25
4490291      PRESCOTT                  AZ          86301        SFD   8.250          7.250      $2,328.93   360         1-Dec-25
4490292      HUNTINGTON BEACH          CA          92648        SFD   8.500          7.250      $2,202.17   360         1-Dec-25
4490295      MORGAN HILL               CA          95037        SFD   7.875          7.250      $2,038.90   360         1-Dec-25
4490345      CORTE MADERA              CA          94925        SFD   8.000          7.250      $1,772.78   360         1-Dec-25
4490359      SAN RAFAEL                CA          94903        SFD   7.750          7.250      $2,257.78   360         1-Jan-26


                                      289

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4490360      WEST CHESTER              PA          19380        SFD   7.500          7.250      $1,887.88   360         1-Jan-26
4490416      AUSTIN                    TX          78756        SFD   8.250          7.250        $637.08   360         1-Jan-26
4490462      SAN CLEMENTE              CA          92672        SFD   8.625          7.250      $1,812.26   360         1-Jan-26
4490464      STONE HARBOR              NJ          08247        SFD   7.500          7.250      $2,002.21   360         1-Jan-26
4490483      SUNRIVER                  OR          97707        SFD   8.125          7.250        $816.75   360         1-Jan-26
4490520      ELK GROVE                 CA          95624        SFD   8.625          7.250      $1,750.03   360         1-Jan-26
4490526      LOS ALAMITOS              CA          90720        SFD   7.500          7.250      $1,583.03   360         1-Jan-26
4490564      WOODMERE                  NY          11598        SFD   8.250          7.250      $2,873.60   360         1-Jan-26
4490571      WELLINGTON                FL          33414        LCO   8.625          7.250        $373.34   360         1-Jan-26
4490615      PORTOLA VALLEY            CA          94028        SFD   7.375          7.155      $3,206.46   360         1-Jan-26
4490633      HONOLULU                  HI          96822        SFD   7.500          7.250      $3,188.42   360         1-Dec-25
4490634      BURLINGTON                MA          01803        LCO   8.125          7.250      $1,150.88   360         1-Jan-26
4490688      SAN JOSE                  CA          95112        SFD   8.250          7.250      $1,656.55   360         1-Jan-26
4490707      NORTH BELLMORE            NY          11710        SFD   8.000          7.250        $953.90   360         1-Feb-26
4490824      BOW                       WA          98232        SFD   7.875          7.250      $1,902.58   360         1-Dec-25
4491027      ENCINITAS                 CA          92024        SFD   8.375          7.250      $2,018.00   360         1-Jan-26
4491073      BEVERLY HILLS             CA          90210        SFD   8.000          7.250      $2,568.18   360         1-Dec-25
4491087      BARRINGTON HILLS          IL          60010        SFD   7.500          7.250      $4,326.39   360         1-Jan-26
4491120      LITTLEROCK                CA          93543        SFD   8.250          7.250        $435.73   360         1-Dec-25
4491185      SAN ANTONIO               TX          78212        SFD   8.125          7.250      $1,856.25   360         1-Jan-26
4491197      SHERMAN                   IL          62684        SFD   8.250          7.250      $3,125.27   360         1-Jan-26
4491229      BAKERSFIELD               CA          93311        SFD   8.375          7.250      $2,691.04   360         1-Dec-25
4491246      NORTH BRUNSWICK           NJ          08902        SFD   7.625          7.250        $966.14   360         1-Jan-26
4491260      LAS VEGAS                 NV          89120        SFD   8.250          7.250      $1,294.06   360         1-Jan-26
4491283      SOLANA BEACH              CA          92075        SFD   7.750          7.250      $2,034.62   360         1-Jan-26
4491293      MOORPARK                  CA          93021        SFD   8.000          7.250      $1,765.44   360         1-Jan-26
4491395      STATEN ISLAND             NY          10312        SFD   7.875          7.250      $1,653.16   360         1-Jan-26
4491418      DENVER                    CO          80206        SFD   7.625          7.250      $2,972.74   360         1-Feb-26
4491420      MAHTOMEDI                 MN          55115        SFD   7.625          7.250      $2,017.22   360         1-Feb-26
4491436      PLAYA DEL REY             CA          90293        SFD   8.375          7.250      $2,097.80   360         1-Jan-26
4491466      ALAMEDA                   CA          94502        PUD   8.875          7.250      $1,989.12   360         1-Jan-26
4491489      SALT LAKE CITY            UT          84109        SFD   8.875          7.250      $2,195.98   360         1-Dec-25
4491508      ANAHEIM                   CA          92807        SFD   7.875          7.250      $1,990.32   360         1-Dec-25
4491512      NORTH SALT LAKE CITY      UT          84054        SFD   8.625          7.250      $1,773.37   360         1-Dec-25
4491514      SIMI VALLEY               CA          93065        SFD   8.625          7.250      $1,341.69   360         1-Dec-25
4491654      WOODSIDE                  CA          94062        SFD   7.625          7.250      $2,998.93   360         1-Feb-26
4491740      BOCA RATON                FL          33431        PUD   7.375          7.155      $1,574.74   360         1-Jan-26
4491742      SEBASTOPOL                CA          95472        SFD   8.125          7.250        $668.25   360         1-Dec-25
4491746      SAN JOSE                  CA          95125        SFD   7.875          7.250      $1,943.19   360         1-Jan-26
4491748      SAN FRANCISCO             CA          94115        SFD   7.875          7.250      $2,835.03   360         1-Dec-25
4491757      BIG SUR                   CA          93920        SFD   8.250          7.250      $4,207.10   360         1-Dec-25
4491785      JUPITER                   FL          33458        SFD   8.500          7.250        $499.80   360         1-Jan-26
4491800      BABYLON                   NY          11702        SFD   8.375          7.250      $1,641.76   360         1-Jan-26
4491802      HELOTES                   TX          78023        SFD   7.875          7.250      $1,740.17   360         1-Feb-26
4491803      WELLINGTON                FL          33414        PUD   8.500          7.250        $492.11   360         1-Jan-26
4491818      CORRALES                  NM          87048        SFD   8.875          7.250      $1,576.17   360         1-Dec-25
4491834      CALABASAS                 CA          91302        SFD   8.000          7.250      $2,118.75   360         1-Feb-26
4491839      TARZANA                   CA          91356        SFD   7.750          7.250      $2,693.00   360         1-Jan-26


                                      290

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4491845      LUDLOW                    VT          05149        LCO   8.750          7.250        $881.11   360         1-Jan-26
4491856      PLANO                     TX          75093        SFD   8.250          7.250      $3,385.21   360         1-Dec-25
4491865      PHOENIX                   AZ          85048        SFD   7.875          7.250      $1,674.91   360         1-Dec-25
4491875      CORPUS CHRISTI            TX          78418        SFD   8.000          7.250      $1,900.46   360         1-Nov-25
4491946      SAN FRANCISCO             CA          94123        SFD   7.875          7.250      $2,664.64   360         1-Jan-26
4491962      MODESTO                   CA          95356        SFD   8.250          7.250      $2,464.16   360         1-Jan-26
4491983      LA CANADA                 CA          91011        SFD   8.000          7.250      $1,889.45   360         1-Jan-26
4492073      BOYNTON BEACH             FL          33436        SFD   7.875          7.250        $776.55   360         1-Jan-26
4492089      YORBA LINDA               CA          92686        SFD   7.500          7.250        $699.22   360         1-Jan-26
4492090      NAPA                      CA          94558        SFD   7.750          7.250      $2,464.46   360         1-Jan-26
4492095      PENNGROVE                 CA          94951        SFD   7.875          7.250      $1,572.68   360         1-Jan-26
4492105      BOX BOROUGH               MA          01719        SFD   7.625          7.250      $2,528.95   360         1-Dec-25
4492125      AUMSVILLE                 OR          97325        SFD   8.625          7.250      $1,431.14   360         1-Dec-25
4492167      CHEVY CHASE               MD          20815        SFD   7.375          7.155      $2,265.42   360         1-Jan-26
4492179      SANTA CLARITA             CA          91351        SFD   8.000          7.250      $2,283.48   360         1-Jan-26
4492237      ARVADA                    CO          80004        SFD   8.625          7.250      $1,838.31   360         1-Dec-25
4492238      SAN RAFAEL                CA          94903        SFD   7.875          7.250      $2,819.07   360         1-Dec-25
4492240      POWAY                     CA          92064        SFD   8.375          7.250      $2,477.84   360         1-Dec-25
4492241      BUELLTON                  CA          93427        SFD   7.500          7.250        $883.81   360         1-Jan-26
4492243      ARCADIA                   CA          91007        SFD   8.250          7.250      $1,953.29   360         1-Dec-25
4492246      SEATTLE                   WA          98155        SFD   7.875          7.250      $1,605.30   360         1-Dec-25
4492319      DELTONA                   FL          32738        SFD   8.250          7.250        $573.97   360         1-Jan-26
4492372      SEAL BEACH                CA          90740        SFD   7.625          7.250      $1,639.26   360         1-Jan-26
4492445      MIAMI LAKES               FL          33014        SFD   8.750          7.250        $645.09   360         1-Dec-25
4492448      MIAMI BEACH               FL          33140        SFD   7.875          7.250      $2,755.27   360         1-Jan-26
4492450      BAKERSFIELD               CA          93311        SFD   8.125          7.250      $2,010.31   360         1-Dec-25
4492451      LIVERMORE                 CA          94550        SFD   7.750          7.250      $2,349.84   360         1-Jan-26
4492452      VALLEY CENTER             CA          92082        SFD   8.500          7.250      $1,953.04   360         1-Dec-25
4492463      THOUSAND OAKS             CA          91320        SFD   7.875          7.250      $1,696.67   360         1-Dec-25
4492466      CORAL GABLES              FL          33134        SFD   8.250          7.250      $2,355.98   360         1-Dec-25
4492468      SAN DIEGO                 CA          92121        SFD   7.875          7.250      $1,733.28   360         1-Dec-25
4492480      MONROVIA                  CA          91016        SFD   7.875          7.250      $2,755.27   360         1-Jan-26
4492484      NESCONSET                 NY          11767        SFD   7.250          7.030      $1,603.12   360         1-Jan-26
4492510      EAST QUOGUE               NY          11942        SFD   8.375          7.250        $747.92   360         1-Jan-26
4492516      SAN JOSE                  CA          95129        SFD   8.375          7.250      $1,725.37   360         1-Jan-26
4492525      MALIBU                    CA          90265        SFD   8.000          7.250      $2,494.80   360         1-Jan-26
4492548      HOLMES BEACH              FL          34217        SFD   8.125          7.250        $701.66   360         1-Dec-25
4492567      SAN FRANCISCO             CA          94107        SFD   7.750          7.250      $2,235.21   360         1-Dec-25
4492590      HOUSTON                   TX          77041        SFD   8.125          7.250      $1,771.23   360         1-Dec-25
4492607      STERLING                  VA          20165        SFD   7.250          7.030      $2,072.12   360         1-Dec-25
4492619      RAMONA                    CA          92065        SFD   8.500          7.250      $2,218.70   360         1-Dec-25
4492686      PORTLAND                  OR          97201        LCO   8.250          7.250        $599.52   360         1-Jan-26
4492756      SAN RAMON                 CA          94583        SFD   7.250          7.030      $1,676.79   360         1-Jan-26
4492773      WAYNE                     NJ          07470        SFD   8.375          7.250      $1,805.18   360         1-Jan-26
4492912      BROOKLYN                  NY          11215        SFD   8.250          7.250      $2,371.00   360         1-Feb-26
4492928      LAGUNA NIGUEL             CA          92677        SFD   8.875          7.250      $2,028.90   360         1-Jan-26
4493116      SAN CARLOS                CA          94070        SFD   8.250          7.250      $1,893.19   360         1-Jan-26
4493139      FOREST KNOLLS             CA          94933        SFD   7.875          7.250      $2,030.20   360         1-Jan-26


                                      291

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4493144      LAGUNA NIGUEL             CA          92677        SFD   8.250          7.250      $3,504.51   360         1-Jan-26
4493157      FULLERTON                 CA          92631        SFD   8.125          7.250      $1,502.82   360         1-Jan-26
4493207      HORSESHOE BAY             TX          78657        SFD   8.250          7.250      $2,760.90   360         1-Dec-25
4493297      REDWOOD CITY              CA          94065        SFD   7.875          7.250      $1,996.12   360         1-Jan-26
4493316      COLLIERVILLE              TN          38017        SFD   8.000          7.250      $1,661.24   360         1-Jan-26
4493339      WASHINGTON                DC          20016        SFD   8.000          7.250      $1,743.43   360         1-Jan-26
4493419      SHARON                    CT          06069        SFD   8.000          7.250        $498.96   360         1-Jan-26
4493471      CORAL GABLES              FL          33133        SFD   8.375          7.250      $1,542.95   360         1-Feb-26
4493539      GARLAND                   TX          75042        SFD   8.125          7.250      $2,815.55   360         1-Dec-25
4493568      PHILADELPHIA              PA          19148        SFD   8.500          7.250        $507.49   360         1-Jan-26
4493569      BONITA SPRINGS            FL          33923        PUD   8.375          7.250      $1,854.58   360         1-Feb-26
4493576      EAGLE-VAIL                CO          81620        SFD   8.000          7.250      $1,416.17   360         1-Jan-26
4493589      LOS ANGELES               CA          90025        SFD   8.250          7.250      $1,652.79   360         1-Jan-26
4493612      BEN LOMOND                CA          95005        SFD   8.250          7.250      $1,741.07   360         1-Jan-26
4493632      BUCKINGHAM TWP            PA          18901        SFD   7.875          7.250      $1,386.70   360         1-Jan-26
4493654      OCEAN CITY                MD          21842        HCO   8.375          7.250        $427.55   360         1-Feb-26
4493660      NORWALK                   CT          06850        SFD   8.125          7.250      $2,381.94   360         1-Jan-26
4493773      LOS ANGELES               CA          90036        SFD   8.250          7.250      $1,943.91   360         1-Feb-26
4493810      SAGLE                     ID          83860        SFD   8.125          7.250      $2,505.93   360         1-Jan-26
4493815      EAST HAMPTON              NY          11937        LCO   8.375          7.250      $2,128.21   360         1-Feb-26
4493822      WELLINGTON                FL          33414        THS   8.750          7.250        $566.43   360         1-Feb-26
4493833      ALAMEDA                   CA          94501        LCO   8.250          7.250      $1,825.58   360         1-Jan-26
4493839      SANTA CLARITA             CA          91321        SFD   7.625          7.250      $2,477.28   360         1-Jan-26
4493842      SHERMAN OAKS              CA          91423        SFD   7.875          7.250      $1,879.38   360         1-Jan-26
4493846      LA QUINTA                 CA          92253        SFD   8.125          7.250      $2,874.21   360         1-Jan-26
4493901      RESTON                    VA          22094        SFD   8.375          7.250      $1,690.79   360         1-Jan-26
4494017      WHITTIER                  CA          90605        SFD   9.375          7.250      $2,994.30   360         1-Feb-26
4494228      PARKER                    AZ          85344        SFD   8.875          7.250      $3,878.77   360         1-Dec-25
4494262      BYRON                     CA          94514        SFD   8.750          7.250      $2,098.92   360         1-Jan-26
4494268      TORRANCE                  CA          90503        SFD   8.000          7.250      $1,981.17   360         1-Dec-25
4494340      MARCO ISLAND              FL          33937        SFD   8.500          7.250        $835.81   360         1-Jan-26
4494384      PHOENIX                   AZ          85032        SFD   7.875          7.250        $869.51   360         1-Jan-26
4494446      LITTLETON                 MA          01460        SFD   7.375          7.155      $1,192.11   360         1-Feb-26
4494457      LAKEWOOD                  CO          80228        SFD   8.375          7.250      $1,094.51   360         1-Feb-26
4494489      WEST HILLS                CA          91304        SFD   7.625          7.250      $1,698.71   360         1-Jan-26
4494505      LOS ANGELES               CA          90046        SFD   8.250          7.250      $1,241.10   360         1-Feb-26
4494725      SAN ANTONIO               TX          78209        LCO   8.875          7.250      $1,489.45   360         1-Jan-26
4494956      SANTA CRUZ                CA          95060        LCO   7.875          7.250      $1,921.44   360         1-Jan-26
4495091      YORBA LINDA               CA          92686        SFD   8.000          7.250      $2,568.18   360         1-Jan-26
4495195      FREMONT                   CA          94539        SFD   7.750          7.250      $1,748.05   360         1-Jan-26
4495226      TRABUCO CANYON            CA          92679        PUD   8.000          7.250      $1,849.09   360         1-Jan-26
4495248      FAIRFAX                   VA          22030        SFD   7.500          7.250      $1,471.15   360         1-Jan-26
4495284      BROOKVILLE                MD          20833        SFD   7.375          7.155      $1,712.88   360         1-Jan-26
4495328      DELAND                    FL          32724        SFD   7.875          7.250        $281.33   360         1-Feb-26
4495330      SONOMA                    CA          95476        SFD   7.500          7.250      $3,926.09   360         1-Feb-26
4495385      GAITHERSBURG              MD          20879        SFD   8.000          7.250        $638.38   360         1-Dec-25
4495392      LAUREL                    MD          20724        SFD   8.000          7.250      $2,323.10   360         1-Jan-26
4495402      WESTLAKE VILLAGE          CA          91361        SFD   8.000          7.250      $2,154.33   360         1-Jan-26


                                      292

(i)          (ii)                                           (iii)     (iv)           (v)       (vi)         (vii)      (viii)
- -----        ------------------------- -----      -----    --------   --------       --------  ----------   --------   ----------
                                                                                     NET
MORTGAGE                                                              MORTGAGE       MORTGAGE  CURRENT      ORIGINAL   SCHEDULED
LOAN                                              ZIP       PROPERTY  INTEREST       INTEREST  MONTHLY      TERM TO    MATURITY
NUMBER       CITY                      STATE      CODE      TYPE      RATE           RATE      PAYMENT      MATURITY   DATE
- --------     ---------------------------------------------  --------  --------       --------  ----------   --------   -----------
4495648      PALO ALTO                 CA          94301        SFD   9.375          7.250      $4,990.50   360         1-Aug-25
4495839      CUPERTINO                 CA          95014        SFD   8.000          7.250      $2,891.04   360         1-Jan-26
4496031      SAN ANTONIO               TX          78248        SFD   7.875          7.250      $2,175.21   360         1-Jan-26
4496314      SAN FRANCISCO             CA          94127        SFD   7.750          7.250      $2,980.28   360         1-Jan-26
4496384      GARDEN CITY               NY          11530        SFD   7.625          7.250      $2,264.94   360         1-Feb-26
4496470      SEARINGTOWN               NY          11507        SFD   7.875          7.250      $3,480.34   360         1-Feb-26
4496793      BURBANK                   CA          91504        SFD   8.125          7.250      $2,019.59   360         1-Jan-26
4497326      STERLING                  VA          20165        SFD   7.750          7.250      $1,919.99   360         1-Jan-26
4497531      THE WOODLANDS             TX          77380        SFD   7.250          7.030      $2,177.51   360         1-Jan-26
4498477      ROCKWALL                  TX          75087        SFD   8.125          7.250      $2,658.14   360         1-Jan-26
4499757      PALM BEACH                FL          33480        SFD   7.500          7.250      $4,544.90   360         1-Feb-26
4501233      MONKTON                   MD          21111        SFD   8.375          7.250      $2,021.79   360         1-Jan-26




                                      293

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
3249019              $314,523.33       71.82                         0.200          0.0200        0.6550
3284306              $160,625.87       57.69                         0.200          0.0200        0.0000
3475775               $69,708.70       64.82                         0.200          0.0200        0.0300
3487075               $46,239.09       51.06                         0.200          0.0200        0.0000
3520051               $54,154.65       48.47                         0.200          0.0200        0.9050
3521355              $339,571.09       88.37                         0.200          0.0200        1.2800
3537829              $399,168.74       68.38                         0.200          0.0200        0.4050
3539864              $374,721.69       80.00                         0.200          0.0200        0.0300
3540445              $244,449.95       80.00                         0.200          0.0200        1.1550
3544647              $145,831.37       74.49                         0.200          0.0200        1.2800
3564150              $242,952.73       76.30                         0.200          0.0200        1.0300
3566991              $120,285.03       79.99                         0.200          0.0200        1.1550
3568502              $193,523.30       70.00                         0.200          0.0200        0.9050
3569258               $82,696.71       75.00                         0.200          0.0200        0.9050
3572562              $258,935.66       62.22                         0.200          0.0200        0.5300
3573806              $268,668.15       80.00                         0.200          0.0200        0.6550
3574369              $230,249.29       76.80                         0.200          0.0200        0.6550
3575466              $131,312.36       79.12                         0.200          0.0200        1.0300
3577372               $49,623.70       80.00                         0.200          0.0200        2.2800
3578562              $224,837.15       48.91                         0.200          0.0200        0.1550
3578566              $214,432.66       65.69                         0.200          0.0200        0.6550
3578767              $179,151.24       78.26                         0.200          0.0200        2.4050
3578965              $414,405.28       79.57                         0.200          0.0200        0.6550
3579755              $237,915.88       90.00            06           0.200          0.0200        1.0300
3581311              $219,513.89       64.71                         0.200          0.0200        1.5300
3582557              $336,000.00       79.62                         0.200          0.0200        0.1550
3582614              $226,509.75       90.00                         0.200          0.0200        0.7800
3582876              $231,536.47       89.12                         0.200          0.0200        0.2800
3583325              $113,188.59       67.06                         0.200          0.0200        0.2800
3583765              $173,947.04       69.99                         0.200          0.0200        1.2800
3583906              $248,857.54       94.34            12           0.200          0.0200        2.0300
3586020              $416,631.98       80.00                         0.200          0.0200        1.4050
3586645              $164,809.44       67.43                         0.200          0.0200        1.2800
3586831              $293,787.21       75.38                         0.200          0.0200        0.1550
3587379              $511,198.75       80.00                         0.200          0.0200        0.0000
3587726              $202,606.85       58.06                         0.200          0.0200        1.2800
3589017              $179,888.11       77.92                         0.200          0.0200        0.9050
3589410               $90,543.68       79.99                         0.200          0.0200        0.9050
3589584              $339,522.03       79.99                         0.200          0.0200        0.5300
3589662               $24,982.79       29.10                         0.200          0.0200        0.4050
3590261              $332,825.22       90.00            06           0.200          0.0200        0.9050
3590864              $256,599.67       80.00                         0.200          0.0200        0.0000
3591320              $167,795.72       69.97                         0.200          0.0200        1.0300
3591711              $227,660.52       80.00                         0.200          0.0200        0.0300
3592000              $358,256.28       60.50                         0.200          0.0200        1.1550
3592305              $322,223.32       80.00                         0.200          0.0200        0.9050
3593566              $470,211.31       70.00                         0.200          0.0200        1.1550
3594351               $79,892.91       65.73                         0.200          0.0200        0.7800


                                      294

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
3594584              $349,765.15       75.27                         0.200          0.0200        0.5300
3594623              $211,854.10       81.43                         0.200          0.0200        0.4050
3594713               $72,000.00       75.00                         0.200          0.0200        0.0000
3595491              $330,994.14       90.00                         0.200          0.0200        0.9050
3596083              $149,366.53       69.77                         0.200          0.0200        1.1550
3596206              $294,262.97       68.74                         0.200          0.0200        0.2800
3598204              $140,537.51       79.95                         0.200          0.0200        1.2800
3598773               $94,266.78       56.06                         0.200          0.0200        0.1550
3599314              $319,569.13       79.80                         0.200          0.0200        0.5300
3599535              $134,813.57       75.00                         0.200          0.0200        0.4050
3601533              $118,135.90       79.53                         0.200          0.0200        1.0300
3601675              $181,134.41       79.50                         0.200          0.0200        0.7800
3601679              $650,000.00       69.89                         0.200          0.0200        0.7800
4447388              $182,574.24       52.74                         0.200          0.0200        1.2800
4447598              $119,370.05       80.00                         0.200          0.0200        1.2800
4447801              $167,483.85       74.67                         0.200          0.0200        1.0300
4447898              $211,590.76       89.98            01           0.200          0.0200        0.2800
4448939              $379,488.35       80.00                         0.200          0.0200        0.5300
4449578              $207,740.51       80.00                         0.200          0.0200        0.9050
4449604               $93,969.80       80.00                         0.200          0.0200        0.7800
4450029              $399,717.68       70.80                         0.200          0.0200        0.2800
4450158              $359,502.87       80.00                         0.200          0.0200        0.4050
4450185               $65,811.83       50.77                         0.200          0.0200        0.2800
4450264              $299,793.54       61.22                         0.200          0.0200        0.4050
4450322              $234,399.63       89.75                         0.200          0.0200        0.7800
4450674              $115,145.14       70.00                         0.200          0.0200        1.0300
4450955              $198,315.68       75.00                         0.200          0.0200        0.1550
4451009              $217,261.38       69.59                         0.200          0.0200        0.7800
4451095              $115,471.41       80.00                         0.200          0.0200        0.7800
4451141              $103,940.16       73.76                         0.200          0.0200        1.2800
4451409              $239,846.96       80.00                         0.200          0.0200        0.7800
4451985               $84,891.22       47.22                         0.200          0.0200        0.7800
4452089              $139,860.76       79.99                         0.200          0.0200        0.7800
4452106               $79,951.53       65.04                         0.200          0.0200        1.0300
4452410               $55,836.50       71.34                         0.200          0.0200        1.2800
4452454              $224,867.16       88.27                         0.200          0.0200        1.1550
4453738              $164,585.46       60.00                         0.200          0.0200        0.9050
4454029              $117,469.06       80.00                         0.200          0.0200        1.5300
4454322              $190,732.65       72.23                         0.200          0.0200        0.4050
4454323              $223,228.23       89.40                         0.200          0.0200        1.0300
4454671               $95,056.86       79.33                         0.200          0.0200        1.2800
4454750              $128,794.16       75.00                         0.200          0.0200        1.5300
4455198               $67,797.17       53.81                         0.200          0.0200        0.1550
4455491              $243,036.67       80.00                         0.200          0.0200        0.0000
4456082              $245,031.25       79.10                         0.200          0.0200        0.4050
4457350              $275,241.55       90.00                         0.200          0.0200        1.2800
4457427              $122,396.88       74.94                         0.200          0.0200        0.5300
4457443              $140,598.41       79.66                         0.200          0.0200        1.4050
4457677              $309,193.57       89.99                         0.200          0.0200        0.6550


                                      295

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4457842              $296,064.04       90.00            12           0.200          0.0200        0.9050
4458619              $223,105.85       80.00                         0.200          0.0200        0.6550
4458852              $457,919.38       49.73                         0.200          0.0200        0.0300
4458859              $338,536.68       71.58                         0.200          0.0200        0.2800
4458899              $429,846.55       75.00                         0.200          0.0200        1.6550
4459220              $250,162.70       80.00                         0.200          0.0200        0.5300
4459396              $246,825.67       60.61                         0.200          0.0200        0.2800
4459443              $104,366.27       74.91                         0.200          0.0200        0.7800
4459581              $184,401.95       78.72                         0.200          0.0200        0.7800
4459784              $103,570.64       74.97                         0.200          0.0200        1.5300
4459816              $281,545.09       90.00            12           0.200          0.0200        1.0300
4459953              $114,382.02       79.98                         0.200          0.0200        1.5300
4460237               $68,832.37       57.38                         0.200          0.0200        1.4050
4460291              $440,083.52       70.00                         0.200          0.0200        0.4050
4460426              $221,693.43       79.29                         0.200          0.0200        0.4050
4460584              $473,331.03       47.74                         0.200          0.0200        0.2800
4460882              $183,379.38       80.00                         0.200          0.0200        1.0300
4460898              $219,146.53       79.99                         0.200          0.0200        1.4050
4460899              $241,500.00       75.47                         0.200          0.0200        0.2800
4460936               $99,858.37       66.27                         0.200          0.0200        0.2800
4461251              $498,502.62       76.92                         0.200          0.0200        1.1550
4461267               $89,890.55       54.95                         0.200          0.0200        1.0300
4461478              $280,310.79       75.00                         0.200          0.0200        1.5300
4461649              $380,000.00       79.17                         0.200          0.0200        1.1550
4461810              $406,726.90       81.40            33           0.200          0.0200        0.5300
4461887              $114,855.02       80.00                         0.200          0.0200        1.1550
4462547               $44,900.57       54.88                         0.200          0.0200        1.5300
4462617              $355,735.79       82.60                         0.200          0.0200        0.0300
4462667              $590,013.92       70.00                         0.200          0.0200        0.9050
4462822              $379,525.99       80.00                         0.200          0.0200        0.9050
4462834               $66,674.76       79.98                         0.200          0.0200        1.5300
4462922              $348,717.78       61.26                         0.200          0.0200        0.4050
4463282              $238,087.04       69.50  GD 6YR                 0.200          0.0200        0.6550
4463344              $311,579.93       73.36                         0.200          0.0200        0.2800
4463369              $244,709.66       74.24                         0.200          0.0200        1.1550
4463490              $627,629.23       74.50                         0.200          0.0200        1.1550
4463555              $272,400.96       73.72                         0.200          0.0200        0.7800
4463611              $119,297.52       71.13                         0.200          0.0200        1.4050
4464498              $157,140.12       79.98                         0.200          0.0200        1.5300
4464617              $231,322.83       80.00                         0.200          0.0200        1.2800
4464805              $433,884.68       71.23                         0.200          0.0200        0.2800
4464830              $264,757.71       74.93                         0.200          0.0200        1.2800
4464856              $147,058.27       79.96                         0.200          0.0200        1.1550
4465034              $122,323.92       80.00                         0.200          0.0200        0.9050
4465043               $91,613.59       65.71                         0.200          0.0200        0.5300
4465185              $301,531.87       74.39                         0.200          0.0200        1.0300
4465246              $140,346.46       70.00                         0.200          0.0200        0.9050
4465311              $224,632.11       63.49                         0.200          0.0200        0.5300


                                      296

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4465325              $258,374.25       75.00                         0.200          0.0200        0.1550
4465336              $194,886.79       70.00                         0.200          0.0200        0.7800
4465355               $91,757.83       80.00                         0.200          0.0200        1.7800
4465473              $272,632.42       84.00                         0.200          0.0200        0.5300
4465505              $252,074.12       85.00            11           0.200          0.0200        0.0300
4465654              $355,597.83       75.00                         0.200          0.0200        0.5300
4465868              $399,525.98       89.89                         0.200          0.0200        1.1550
4465928              $289,628.87       51.79                         0.200          0.0200        0.7800
4465936              $261,422.55       75.00                         0.200          0.0200        1.2800
4465992              $109,004.43       64.61                         0.200          0.0200        0.0000
4466126              $223,437.24       79.72                         0.200          0.0200        0.9050
4466131               $87,626.41       79.99                         0.200          0.0200        1.5300
4466259              $145,509.50       74.29                         0.200          0.0200        0.9050
4466395              $268,481.86       76.86                         0.200          0.0200        0.7800
4466465              $199,669.80       80.00                         0.200          0.0200        1.5300
4466549              $351,549.54       80.00                         0.200          0.0200        0.7800
4466603              $108,689.93       61.58                         0.200          0.0200        1.4050
4466624              $186,123.40       79.99                         0.200          0.0200        1.0300
4466702              $379,286.47       73.29                         0.200          0.0200        0.9050
4466713              $244,317.52       87.36                         0.200          0.0200        1.2800
4466747              $359,301.56       78.26                         0.200          0.0200        0.4050
4466998              $102,142.75       75.00                         0.200          0.0200        0.9050
4467027              $355,966.13       72.30                         0.200          0.0200        0.0000
4467056              $284,516.85       83.82            06           0.200          0.0200        1.4050
4467209              $524,879.28       69.57                         0.200          0.0200        0.2800
4467371               $79,952.76       55.18                         0.200          0.0200        1.1550
4467377               $99,722.76       79.43                         0.200          0.0200        1.5300
4467548              $185,761.96       80.00                         0.200          0.0200        0.7800
4467555              $259,321.41       79.85                         0.200          0.0200        0.4050
4467628              $308,180.85       90.00                         0.200          0.0200        0.9050
4467711              $169,065.46       79.98                         0.200          0.0200        0.9050
4467832              $252,780.25       80.00                         0.200          0.0200        0.7800
4467887              $244,220.59       45.45                         0.200          0.0200        0.7800
4467889              $242,841.04       90.00                         0.200          0.0200        0.6550
4467962              $223,440.27       80.00                         0.200          0.0200        2.0300
4467965              $285,055.81       75.12                         0.200          0.0200        0.4050
4468412              $320,800.47       86.76                         0.200          0.0200        0.9050
4468462              $281,102.19       82.84                         0.200          0.0200        0.4050
4468564              $238,369.72       90.00                         0.200          0.0200        1.5300
4468621              $398,832.38       88.89            01           0.200          0.0200        1.2800
4468649              $202,828.09       78.15                         0.200          0.0200        1.0300
4468656              $277,635.05       74.13                         0.200          0.0200        0.6550
4468831              $122,014.25       80.00                         0.200          0.0200        0.9050
4468926              $269,554.60       90.00                         0.200          0.0200        0.7800
4469023              $202,677.32       35.33                         0.200          0.0200        1.2800
4469096              $325,377.96       80.00                         0.200          0.0200        1.0300
4469354              $123,835.49       75.00                         0.200          0.0200        1.2800


                                      297

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4469483              $489,645.35       78.40                         0.200          0.0200        0.1550
4469523              $139,730.32       80.00                         0.200          0.0200        0.7800
4469595              $111,935.56       70.00                         0.200          0.0200        1.2800
4469597              $102,877.82       71.53                         0.200          0.0200        1.2800
4469642              $269,058.65       72.97                         0.200          0.0200        0.4050
4469951              $293,561.70       79.06                         0.200          0.0200        1.0300
4469999              $343,959.25       89.99                         0.200          0.0200        0.7800
4470012              $261,628.95       70.81                         0.200          0.0200        0.2800
4470088              $259,612.87       80.00                         0.200          0.0200        0.0300
4470160              $249,636.95       32.26                         0.200          0.0200        0.1550
4470246              $219,161.91       62.70                         0.200          0.0200        0.6550
4470259              $276,799.51       75.89                         0.200          0.0200        0.1550
4470581              $815,554.27       62.77                         0.200          0.0200        1.5300
4470637              $279,779.17       80.00                         0.200          0.0200        0.1550
4470787               $94,807.48       63.33                         0.200          0.0200        0.5300
4470792              $212,257.68       90.00                         0.200          0.0200        1.0300
4470848              $148,523.97       73.17                         0.200          0.0200        0.1550
4471010              $598,983.42       61.66                         0.200          0.0200        1.4050
4471011              $387,040.12       56.13                         0.200          0.0200        0.5300
4471240              $198,876.30       69.82                         0.200          0.0200        0.9050
4471310              $266,966.54       90.00            33           0.200          0.0200        0.9050
4471316              $242,241.43       80.00                         0.200          0.0200        0.6550
4471338              $414,828.46       80.00                         0.200          0.0200        0.6550
4471340              $467,478.06       75.00                         0.200          0.0200        0.4050
4471439              $275,079.11       78.70                         0.200          0.0200        0.5300
4471485              $319,630.42       80.00                         0.200          0.0200        1.2800
4471536              $372,510.35       85.75                         0.200          0.0200        0.6550
4471579              $258,067.72       63.61                         0.200          0.0200        0.2800
4471604              $202,570.89       63.48                         0.200          0.0200        0.2800
4471672              $345,732.76       80.00                         0.200          0.0200        0.7800
4471675              $139,648.23       65.15                         0.200          0.0200        0.9050
4471680              $112,645.35       80.00                         0.200          0.0200        0.5300
4471696              $109,771.40       55.30                         0.200          0.0200        0.4050
4471703              $649,102.40       63.73                         0.200          0.0200        0.4050
4471770              $438,757.23       80.00                         0.200          0.0200        0.1550
4471780              $432,502.14       67.63                         0.200          0.0200        0.4050
4471794              $179,781.13       80.00                         0.200          0.0200        1.0300
4471827              $129,973.47       73.33                         0.200          0.0200        0.9050
4471851              $498,644.58       65.27                         0.200          0.0200        0.5300
4471899              $219,627.25       80.00                         0.200          0.0200        1.4050
4471922              $295,353.20       50.17                         0.200          0.0200        0.1550
4471923               $59,461.31       80.00                         0.200          0.0200        1.2800
4471935              $229,198.72       90.00                         0.200          0.0200        0.6550
4472001              $318,747.96       63.84                         0.200          0.0200        0.2800
4472048              $224,587.98       75.00                         0.200          0.0200        0.4050
4472130              $218,141.99       68.22                         0.200          0.0200        0.1550
4472164              $366,493.20       73.40                         0.200          0.0200        0.4050


                                      298

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4472186              $251,643.13       80.00                         0.200          0.0200        0.2800
4472248              $171,642.55       62.55                         0.200          0.0200        0.4050
4472387              $226,636.59       73.21                         0.200          0.0200        0.4050
4472410              $326,712.79       80.00                         0.200          0.0200        0.2800
4472531              $229,833.53       51.11                         0.200          0.0200        0.1550
4472561              $132,825.41       62.44                         0.200          0.0200        0.6550
4472585              $247,452.04       57.67                         0.200          0.0200        1.5300
4472619              $211,119.96       90.00                         0.200          0.0200        0.7800
4472660              $349,516.67       35.18                         0.200          0.0200        0.4050
4472678              $185,700.78       80.00                         0.200          0.0200        1.6550
4472779              $270,604.00       80.00                         0.200          0.0200        0.1550
4472818              $159,773.41       51.12                         0.200          0.0200        0.2800
4472824              $411,386.55       80.00                         0.200          0.0200        0.0300
4472834              $239,754.60       63.32                         0.200          0.0200        0.2800
4472886              $179,695.03       80.00                         0.200          0.0200        1.4050
4472941              $247,824.96       78.73                         0.200          0.0200        0.2800
4473026              $279,632.42       70.00                         0.200          0.0200        0.6550
4473048               $89,890.57       53.57                         0.200          0.0200        1.0300
4473094              $242,233.03       90.00            06           0.200          0.0200        0.4050
4473099              $259,622.43       80.00                         0.200          0.0200        0.1550
4473131              $261,106.79       80.00                         0.200          0.0200        0.6550
4473361              $294,506.90       78.67                         0.200          0.0200        0.6550
4473364              $415,481.04       79.81                         0.200          0.0200        0.9050
4473375              $308,776.35       59.42                         0.200          0.0200        0.1550
4473416              $275,047.57       90.00                         0.200          0.0200        0.7800
4473462              $284,317.45       89.98            01           0.200          0.0200        1.4050
4473473              $439,891.69       75.95                         0.200          0.0200        0.4050
4473508              $469,317.48       64.83                         0.200          0.0200        0.1550
4473534              $293,651.59       89.77                         0.200          0.0200        1.1550
4473600              $299,585.73       66.55                         0.200          0.0200        0.4050
4473611              $218,155.93       64.64                         0.200          0.0200        0.2800
4473612              $239,660.13       75.00                         0.200          0.0200        0.2800
4473780              $244,162.36       58.49                         0.200          0.0200        0.4050
4473797              $123,127.26       80.00                         0.200          0.0200        1.1550
4473809              $244,126.67       76.09                         0.200          0.0200        0.0300
4473814              $380,446.73       48.85                         0.200          0.0200        0.1550
4473829              $647,749.91       43.27                         0.200          0.0200        0.7800
4473878               $74,798.05       75.00                         0.200          0.0200        1.4050
4473992              $246,116.66       79.52                         0.200          0.0200        0.2800
4474006              $259,658.69       74.29                         0.200          0.0200        0.6550
4474017              $124,214.76       74.98                         0.200          0.0200        0.0300
4474052              $404,811.29       63.34                         0.200          0.0200        0.1550
4474054              $249,506.04       60.98                         0.200          0.0200        0.6550
4474056              $314,772.00       75.00                         0.200          0.0200        0.1550
4474100              $127,645.00       80.00                         0.200          0.0200        0.9050
4474104              $374,153.53       60.39                         0.200          0.0200        0.1550
4474129              $234,858.44       80.00                         0.200          0.0200        0.1550
4474137              $350,351.06       89.26                         0.200          0.0200        0.7800


                                      299

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4474205              $277,635.05       86.88                         0.200          0.0200        0.6550
4474215              $457,185.14       75.00                         0.200          0.0200        0.4050
4474259              $223,257.55       89.36                         0.200          0.0200        0.7800
4474318              $386,423.76       77.40                         0.200          0.0200        0.0300
4474346              $199,702.21       45.98                         0.200          0.0200        0.0300
4474388               $99,765.49       79.98                         0.200          0.0200        0.5300
4474422              $297,594.92       89.92                         0.200          0.0200        1.4050
4474458              $238,669.96       74.46                         0.200          0.0200        0.4050
4474523              $299,596.06       79.99                         0.200          0.0200        0.5300
4474554              $256,146.08       89.98                         0.200          0.0200        1.1550
4474558              $174,797.89       70.00                         0.200          0.0200        1.2800
4474559              $254,610.72       69.48                         0.200          0.0200        0.0000
4474594               $63,620.80       75.00                         0.200          0.0200        0.5300
4474644               $74,869.59       70.42                         0.200          0.0200        1.2800
4474674              $139,829.78       80.00                         0.200          0.0200        1.0300
4474677              $347,312.42       80.00                         0.200          0.0200        0.6550
4474680              $238,088.90       80.00                         0.200          0.0200        0.0300
4474685              $419,390.09       66.67                         0.200          0.0200        0.1550
4474693              $222,196.01       80.00                         0.200          0.0200        0.5300
4474803              $209,724.31       89.36                         0.200          0.0200        0.6550
4474894              $470,715.85       80.00                         0.200          0.0200        0.7800
4474903              $247,666.07       80.00                         0.200          0.0200        0.5300
4474915              $278,333.66       79.80                         0.200          0.0200        0.4050
4474928              $235,568.03       80.00                         0.200          0.0200        1.0300
4474931              $219,848.59       80.00                         0.200          0.0200        0.4050
4474951              $225,447.08       89.98                         0.200          0.0200        1.1550
4474958              $382,034.90       90.00                         0.200          0.0200        1.0300
4474959               $74,829.91       75.00                         0.200          0.0200        1.4050
4475000              $497,993.52       74.99                         0.200          0.0200        0.2800
4475055              $219,680.52       70.51                         0.200          0.0200        0.1550
4475091              $358,491.61       63.54                         0.200          0.0200        0.2800
4475125              $238,202.47       90.00            06           0.200          0.0200        0.9050
4475141              $315,000.00       87.50                         0.200          0.0200        0.4050
4475143              $275,199.79       48.35                         0.200          0.0200        0.1550
4475165              $387,450.53       32.33                         0.200          0.0200        0.2800
4475309              $415,453.91       67.86                         0.200          0.0200        0.6550
4475317              $177,432.87       74.06                         0.200          0.0200        1.1550
4475385              $211,699.77       69.51                         0.200          0.0200        0.2800
4475398              $349,782.45       76.92                         0.200          0.0200        0.9050
4475411              $157,822.19       65.83                         0.200          0.0200        1.4050
4475413              $228,683.77       75.08                         0.200          0.0200        0.4050
4475414              $115,426.34       70.00                         0.200          0.0200        0.7800
4475564              $153,013.72       79.38                         0.200          0.0200        1.0300
4475575               $79,955.15       50.79                         0.200          0.0200        1.4050
4475595              $274,413.95       70.15                         0.200          0.0200        0.2800
4475654              $486,106.67       34.75                         0.200          0.0200        0.2800
4475670              $275,664.40       80.00                         0.200          0.0200        1.0300
4475679              $274,610.55       64.71                         0.200          0.0200        0.2800
4475697              $384,402.57       89.55                         0.200          0.0200        0.6550


                                      300

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4475717              $202,127.48       80.00                         0.200          0.0200        0.5300
4475722               $62,884.68       76.83                         0.200          0.0200        1.0300
4475738              $230,281.54       79.79                         0.200          0.0200        0.4050
4475771              $434,414.29       69.60                         0.200          0.0200        0.5300
4475772               $59,927.04       80.00                         0.200          0.0200        1.0300
4475808              $247,824.96       49.11                         0.200          0.0200        0.2800
4475845              $393,430.68       93.38            06           0.200          0.0200        0.4050
4475846              $291,423.07       73.00                         0.200          0.0200        0.6550
4475875              $274,585.62       76.33                         0.200          0.0200        0.0000
4475885              $279,659.55       70.00                         0.200          0.0200        1.0300
4475887              $129,306.13       79.85                         0.200          0.0200        1.4050
4475912              $229,674.29       63.89                         0.200          0.0200        0.2800
4475953              $283,480.21       80.00                         0.200          0.0200        1.0300
4475979              $107,013.62       80.00                         0.200          0.0200        1.2800
4475996              $451,375.82       80.00                         0.200          0.0200        0.4050
4475998              $232,095.77       75.00                         0.200          0.0200        1.2800
4476012               $64,678.32       80.00                         0.200          0.0200        0.9050
4476020              $263,618.45       59.95                         0.200          0.0200        0.4050
4476153               $85,983.40       74.96                         0.200          0.0200        0.9050
4476210              $239,755.28       64.05                         0.200          0.0200        0.5300
4476217              $297,977.42       80.00                         0.200          0.0200        0.2800
4476225               $93,891.44       69.63                         0.200          0.0200        1.2800
4476238              $249,663.38       43.48                         0.200          0.0200        0.5300
4476245              $142,158.72       80.00                         0.200          0.0200        1.4050
4476276              $489,573.00       50.28                         0.200          0.0200        0.4050
4476410               $73,048.99       70.00                         0.200          0.0200        0.4050
4476425               $58,844.78       75.00                         0.200          0.0200        1.2800
4476432              $244,800.00       90.00            33           0.200          0.0200        0.6550
4476442              $232,830.80       72.84                         0.200          0.0200        1.2800
4476543              $286,273.71       90.00                         0.200          0.0200        0.6550
4476564              $159,805.44       76.19                         0.200          0.0200        1.0300
4476571              $255,494.23       80.00                         0.200          0.0200        0.6550
4476719              $231,336.60       79.83                         0.200          0.0200        0.2800
4476734              $242,073.62       80.00                         0.200          0.0200        0.5300
4476744              $215,562.31       90.00            13           0.200          0.0200        0.5300
4476746              $311,367.75       89.14            13           0.200          0.0200        0.5300
4476748              $394,007.58       79.00                         0.200          0.0200        0.9050
4476763              $136,237.08       79.99                         0.200          0.0200        0.7800
4476786               $54,305.41       80.00                         0.200          0.0200        1.2800
4476787              $314,048.81       73.99                         0.200          0.0200        0.9050
4476802               $72,882.57       74.87                         0.200          0.0200        1.6550
4476807              $209,403.03       70.61                         0.200          0.0200        0.2800
4476811              $175,557.81       80.00                         0.200          0.0200        0.9050
4476852              $263,831.65       80.00                         0.200          0.0200        0.7800
4476882               $63,915.98       80.00                         0.200          0.0200        0.6550
4476961              $349,771.04       79.55                         0.200          0.0200        0.6550
4477000              $113,864.91       67.06                         0.200          0.0200        1.1550
4477089               $41,923.11       80.00                         0.200          0.0200        1.0300


                                      301

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4477098              $119,854.09       57.14                         0.200          0.0200        1.0300
4477136              $219,672.42       69.73                         0.200          0.0200        0.0300
4477207              $101,737.15       80.00                         0.200          0.0200        0.7800
4477304              $125,425.90       79.94                         0.200          0.0200        1.1550
4477308               $63,794.51       79.97                         0.200          0.0200        1.5300
4477416               $45,448.79       70.00                         0.200          0.0200        1.4050
4477426              $103,938.59       80.00                         0.200          0.0200        1.1550
4477435              $103,830.28       79.93                         0.200          0.0200        0.5300
4477460              $389,474.88       69.64                         0.200          0.0200        0.5300
4477490              $255,341.19       88.10                         0.200          0.0200        0.9050
4477533              $289,252.66       65.91                         0.200          0.0200        0.7800
4477558              $103,928.42       80.00                         0.200          0.0200        0.4050
4477571              $243,663.06       69.71                         0.200          0.0200        0.4050
4477578              $247,657.52       80.00                         0.200          0.0200        0.4050
4477584              $241,956.32       80.00                         0.200          0.0200        1.0300
4477598              $135,621.95       76.84                         0.200          0.0200        0.4050
4477654              $246,711.58       80.00                         0.200          0.0200        0.6550
4477703               $47,812.76       69.29                         0.200          0.0200        1.2800
4477747               $39,398.20       34.96                         0.200          0.0200        0.7800
4477750              $210,031.05       90.00                         0.200          0.0200        1.1550
4477751              $361,701.95       80.00                         0.200          0.0200        0.7800
4477756              $328,068.76       90.00                         0.200          0.0200        0.6550
4477768               $98,319.72       65.67                         0.200          0.0200        1.0300
4477777              $221,614.04       79.29                         0.200          0.0200        1.2800
4477938              $250,000.00       87.72                         0.200          0.0200        0.6550
4477941              $419,231.26       80.00                         0.200          0.0200        1.0300
4477948              $207,867.36       88.51                         0.200          0.0200        0.7800
4477964               $79,909.96       65.57                         0.200          0.0200        1.4050
4477974              $381,744.29       85.00                         0.200          0.0200        0.6550
4477995              $149,776.64       39.47                         0.200          0.0200        0.0300
4478100              $331,508.19       75.45                         0.200          0.0200        0.2800
4478103              $299,596.06       68.49                         0.200          0.0200        0.5300
4478106              $579,639.50       77.33                         0.200          0.0200        0.9050
4478144              $580,426.87       75.00                         0.200          0.0200        0.2800
4478174              $324,096.48       76.47                         0.200          0.0200        0.4050
4478239              $383,428.24       80.00                         0.200          0.0200        0.0300
4478243              $118,847.71       70.00                         0.200          0.0200        0.7800
4478255               $65,911.14       53.23                         0.200          0.0200        0.5300
4478267              $339,607.33       54.93                         0.200          0.0200        1.2800
4478281              $399,229.52       69.57                         0.200          0.0200        0.7800
4478331              $237,952.34       80.00                         0.200          0.0200        0.9050
4478365              $462,742.15       80.00                         0.200          0.0200        0.5300
4478367               $54,858.25       54.51                         0.200          0.0200        0.7800
4478369              $324,783.83       80.00                         0.200          0.0200        0.7800
4478405              $209,848.01       78.45                         0.200          0.0200        0.1550
4478470              $253,498.18       80.00                         0.200          0.0200        0.6550
4478474              $998,845.12       57.14                         0.200          0.0200        1.2800
4478484              $291,596.78       79.87                         0.200          0.0200        0.4050
4478491              $131,831.06       58.02                         0.200          0.0200        0.7800


                                      302

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4478527               $77,841.93       80.00                         0.200          0.0200        0.5300
4478531              $898,266.43       66.67                         0.200          0.0200        0.7800
4478541              $239,360.53       71.98                         0.200          0.0200        0.2800
4478563              $216,099.97       80.00                         0.200          0.0200        0.4050
4478564              $499,655.90       74.07                         0.200          0.0200        0.4050
4478569              $337,397.03       86.67                         0.200          0.0200        1.1550
4478582              $313,778.38       67.53                         0.200          0.0200        0.2800
4478604              $326,536.96       80.00                         0.200          0.0200        0.5300
4478625              $121,793.29       44.69                         0.200          0.0200        1.4050
4478629              $202,618.82       44.13                         0.200          0.0200        0.9050
4478637              $217,101.90       75.00                         0.200          0.0200        1.0300
4478645              $383,442.37       73.14                         0.200          0.0200        0.1550
4478654              $221,860.79       90.00            11           0.200          0.0200        0.6550
4478664               $85,106.57       80.00                         0.200          0.0200        1.5300
4478704              $252,221.85       58.70                         0.200          0.0200        0.2800
4478767               $99,881.50       40.00                         0.200          0.0200        1.1550
4478786              $119,923.48       73.85                         0.200          0.0200        0.7800
4478812              $244,911.32       75.00                         0.200          0.0200        0.4050
4478814              $104,802.84       70.00                         0.200          0.0200        0.9050
4478820              $246,434.53       82.20                         0.200          0.0200        0.5300
4478870              $253,283.64       80.00                         0.200          0.0200        0.9050
4478897               $78,912.55       66.99                         0.200          0.0200        1.2800
4478926              $225,844.47       69.54                         0.200          0.0200        0.4050
4478931              $228,580.87       85.45            17           0.200          0.0200        1.0300
4479003              $309,481.44       90.00                         0.200          0.0200        0.7800
4479005              $104,932.81       75.00                         0.200          0.0200        0.9050
4479011              $319,443.62       80.00                         0.200          0.0200        1.2800
4479025              $249,969.12       80.00                         0.200          0.0200        1.1550
4479122              $277,313.80       75.00                         0.200          0.0200        0.5300
4479151              $229,713.08       53.49                         0.200          0.0200        0.9050
4479165              $115,524.38       80.00                         0.200          0.0200        0.6550
4479167               $52,434.51       70.00                         0.200          0.0200        0.9050
4479174              $127,765.72       80.00                         0.200          0.0200        1.0300
4479178              $367,825.51       71.55                         0.200          0.0200        1.0300
4479179              $319,569.13       87.67                         0.200          0.0200        0.5300
4479197              $598,561.09       55.81                         0.200          0.0200        0.5300
4479202              $232,809.22       75.44                         0.200          0.0200        0.9050
4479259              $210,036.66       95.00            12           0.200          0.0200        0.5300
4479268              $284,970.51       90.00                         0.200          0.0200        1.2800
4479274              $281,248.70       80.00                         0.200          0.0200        0.9050
4479329              $216,527.12       73.14                         0.200          0.0200        0.0300
4479384              $230,731.48       80.00                         0.200          0.0200        0.5300
4479386              $247,131.49       77.34                         0.200          0.0200        0.0300
4479392               $49,882.27       80.00                         0.200          0.0200        1.4050
4479412              $256,488.04       75.18                         0.200          0.0200        0.4050
4479416              $259,273.77       72.79                         0.200          0.0200        1.0300
4479418              $302,630.50       90.00                         0.200          0.0200        0.9050
4479438              $298,184.20       85.37            12           0.200          0.0200        0.7800
4479441              $235,318.49       79.99                         0.200          0.0200        1.0300


                                      303

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4479453              $449,378.58       77.85                         0.200          0.0200        0.4050
4479463              $247,534.33       80.00                         0.200          0.0200        0.9050
4479479              $215,408.15       80.00                         0.200          0.0200        0.5300
4479483              $190,549.52       80.00                         0.200          0.0200        0.6550
4479503              $238,162.24       90.00                         0.200          0.0200        0.2800
4479505              $281,056.44       72.12                         0.200          0.0200        0.4050
4479588              $134,365.97       79.98                         0.200          0.0200        1.2800
4479604              $270,062.67       80.00                         0.200          0.0200        0.9050
4479626              $225,264.09       80.00                         0.200          0.0200        0.0300
4479638              $349,325.85       38.89                         0.200          0.0200        0.7800
4479639               $99,865.35       74.63                         0.200          0.0200        0.5300
4479656              $329,800.09       75.00                         0.200          0.0200        1.0300
4479660              $229,360.96       90.00                         0.200          0.0200        1.0300
4479675              $236,514.58       76.90                         0.200          0.0200        0.2800
4479706               $48,770.44       80.00                         0.200          0.0200        1.0300
4479717              $399,757.67       80.00                         0.200          0.0200        1.0300
4479731              $279,622.98       70.00                         0.200          0.0200        0.5300
4479738              $359,770.44       84.71                         0.200          0.0200        0.7800
4479807              $384,454.78       79.38                         0.200          0.0200        0.2800
4479809              $131,253.11       68.67                         0.200          0.0200        0.9050
4479823               $87,942.84       75.30                         0.200          0.0200        1.1550
4479830               $49,843.84       62.45                         0.200          0.0200        1.4050
4479853              $245,243.33       84.69                         0.200          0.0200        0.1550
4479860              $251,527.43       61.46                         0.200          0.0200        0.2800
4479872              $136,342.35       70.00                         0.200          0.0200        1.2800
4479875              $179,179.69       79.99                         0.200          0.0200        0.5300
4479948              $139,750.24       80.00                         0.200          0.0200        1.1550
4480022              $254,521.19       75.00                         0.200          0.0200        0.9050
4480054              $243,328.13       67.27                         0.200          0.0200        0.2800
4480081              $113,254.88       70.00                         0.200          0.0200        0.7800
4480103              $194,862.36       73.58                         0.200          0.0200        0.2800
4480145               $79,857.29       76.92                         0.200          0.0200        1.1550
4480202              $247,266.61       66.03                         0.200          0.0200        0.5300
4480205              $377,234.00       90.00            06           0.200          0.0200        0.5300
4480210              $323,771.32       75.00                         0.200          0.0200        0.2800
4480212              $161,393.19       80.00                         0.200          0.0200        0.7800
4480239              $259,486.28       80.00                         0.200          0.0200        0.6550
4480282              $138,218.31       80.00                         0.200          0.0200        0.6550
4480285              $255,655.31       80.00                         0.200          0.0200        0.5300
4480302              $242,457.66       90.00            06           0.200          0.0200        0.5300
4480312              $215,865.06       89.67                         0.200          0.0200        0.5300
4480319              $357,054.10       70.06                         0.200          0.0200        0.4050
4480324              $524,328.15       53.30                         0.200          0.0200        0.7800
4480328               $97,937.50       80.00                         0.200          0.0200        0.7800
4480338              $401,944.18       70.00                         0.200          0.0200        0.4050
4480339              $138,233.21       63.00                         0.200          0.0200        0.7800
4480340               $63,926.09       57.14                         0.200          0.0200        1.2800
4480345              $191,794.86       80.00                         0.200          0.0200        1.6550


                                      304

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4480350              $337,917.28       71.19                         0.200          0.0200        0.4050
4480366              $264,615.17       79.10                         0.200          0.0200        0.1550
4480370              $377,746.36       72.00                         0.200          0.0200        0.5300
4480404              $283,607.82       80.00                         0.200          0.0200        0.4050
4480427              $334,513.54       65.05                         0.200          0.0200        0.1550
4480428              $233,826.33       64.46                         0.200          0.0200        0.0300
4480431              $419,462.52       64.62                         0.200          0.0200        0.7800
4480452              $214,844.39       50.00                         0.200          0.0200        0.1550
4480482              $244,661.66       33.33                         0.200          0.0200        0.4050
4480552              $231,840.33       80.00                         0.200          0.0200        0.4050
4480560              $277,899.90       90.00  GD 3YR                 0.200          0.0200        1.0300
4480576              $269,093.76       80.00                         0.200          0.0200        0.9050
4480586              $304,545.89       69.32                         0.200          0.0200        0.0300
4480590              $295,146.73       33.64                         0.200          0.0200        0.4050
4480647              $335,524.17       36.13                         0.200          0.0200        0.2800
4480661              $125,451.15       80.00                         0.200          0.0200        1.1550
4480676              $259,649.92       69.80                         0.200          0.0200        0.5300
4480694              $227,568.99       90.00                         0.200          0.0200        1.2800
4480736              $299,635.21       69.77                         0.200          0.0200        1.0300
4480772              $419,710.95       69.77                         0.200          0.0200        0.4050
4480782              $324,776.33       63.73                         0.200          0.0200        0.4050
4480783              $249,618.37       75.76                         0.200          0.0200        0.0000
4480807              $249,852.40       62.50                         0.200          0.0200        1.1550
4480809              $255,618.83       80.00                         0.200          0.0200        0.0300
4480833              $260,661.20       74.53                         0.200          0.0200        0.1550
4480836              $249,718.64       42.37                         0.200          0.0200        1.4050
4480865              $228,168.19       69.27                         0.200          0.0200        0.1550
4480884              $243,632.22       59.46                         0.200          0.0200        0.4050
4480886              $279,537.70       80.00                         0.200          0.0200        1.5300
4480894              $253,691.15       61.50                         0.200          0.0200        1.0300
4480905              $203,419.62       58.29                         0.200          0.0200        1.4050
4480911              $251,693.58       90.00                         0.200          0.0200        1.0300
4480916              $225,454.57       80.00                         0.200          0.0200        0.0000
4480919               $65,174.63       75.00                         0.200          0.0200        1.2800
4480949              $340,065.80       55.79                         0.200          0.0200        0.4050
4480977              $271,614.80       79.86                         0.200          0.0200        0.2800
4481002              $249,814.46       64.94                         0.200          0.0200        0.0300
4481029              $234,834.14       48.45                         0.200          0.0200        0.2800
4481035              $259,816.49       61.18                         0.200          0.0200        0.2800
4481065              $264,685.96       50.00                         0.200          0.0200        1.1550
4481087              $321,177.84       80.00                         0.200          0.0200        0.6550
4481100              $246,529.37       80.00                         0.200          0.0200        1.5300
4481124              $124,822.97       55.56                         0.200          0.0200        0.2800
4481132              $166,309.10       80.00                         0.200          0.0200        1.5300
4481138              $138,322.75       79.98                         0.200          0.0200        0.7800
4481142              $247,616.09       79.94                         0.200          0.0200        0.0300
4481148              $400,436.92       75.00                         0.200          0.0200        0.5300
4481159              $309,949.24       64.00                         0.200          0.0200        0.1550


                                      305

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4481220              $365,481.69       73.05                         0.200          0.0200        0.2800
4481223              $159,819.92       61.54                         0.200          0.0200        1.4050
4481230              $328,495.69       88.84                         0.200          0.0200        0.9050
4481238               $49,930.95       37.59                         0.200          0.0200        0.4050
4481317               $51,911.89       43.33                         0.200          0.0200        1.4050
4481326              $128,787.03       50.39                         0.200          0.0200        1.5300
4481340              $267,470.49       80.00                         0.200          0.0200        0.6550
4481356              $230,464.70       89.98            06           0.200          0.0200        0.1550
4481365              $272,004.42       59.22                         0.200          0.0200        0.1550
4481373              $530,894.42       80.00                         0.200          0.0200        0.4050
4481384               $88,997.63       80.00                         0.200          0.0200        0.7800
4481401              $342,087.60       90.00            12           0.200          0.0200        0.4050
4481424              $359,374.06       80.00                         0.200          0.0200        1.2800
4481425              $419,358.86       80.00                         0.200          0.0200        0.0000
4481426              $487,637.83       80.00                         0.200          0.0200        0.0300
4481435              $371,723.92       80.00                         0.200          0.0200        0.0300
4481443              $108,353.90       70.00                         0.200          0.0200        0.5300
4481497               $99,887.45       68.97                         0.200          0.0200        1.4050
4481507              $331,705.36       79.99                         0.200          0.0200        0.0300
4481554              $107,854.58       80.00                         0.200          0.0200        0.5300
4481576              $299,564.34       74.07                         0.200          0.0200        0.1550
4481587              $335,319.13       80.00                         0.200          0.0200        0.5300
4481610              $136,642.01       80.00                         0.200          0.0200        1.2800
4481623              $275,000.00       72.37                         0.200          0.0200        0.2800
4481727              $299,793.54       40.27                         0.200          0.0200        0.4050
4481729              $433,258.84       79.99                         0.200          0.0200        0.9050
4481732              $139,750.25       79.55                         0.200          0.0200        1.1550
4481735              $171,708.58       80.00                         0.200          0.0200        1.4050
4481762              $259,667.26       80.00                         0.200          0.0200        0.7800
4481764              $215,723.57       90.00            17           0.200          0.0200        0.7800
4481816               $85,838.50       74.14                         0.200          0.0200        0.9050
4481820              $202,862.30       71.28                         0.200          0.0200        0.2800
4481844              $343,112.10       70.20                         0.200          0.0200        0.4050
4481856              $395,706.11       80.00                         0.200          0.0200        0.0300
4481885              $213,163.98       90.00                         0.200          0.0200        0.7800
4481917              $389,419.95       89.99                         0.200          0.0200        1.1550
4481921              $339,423.93       80.00                         0.200          0.0200        1.4050
4481926              $253,506.89       90.00                         0.200          0.0200        1.2800
4481928              $339,760.02       80.00                         0.200          0.0200        0.2800
4481930              $199,744.04       80.00                         0.200          0.0200        0.7800
4481956              $251,576.81       90.00                         0.200          0.0200        0.7800
4481960              $298,794.23       71.19                         0.200          0.0200        0.4050
4481984              $326,938.34       80.00                         0.200          0.0200        0.0000
4481986              $233,002.39       89.81            11           0.200          0.0200        0.2800
4481992              $343,269.51       71.79                         0.200          0.0200        0.5300
4482004              $381,799.92       90.00                         0.200          0.0200        1.0300
4482010              $251,502.10       80.00                         0.200          0.0200        0.6550
4482021              $299,596.06       79.58                         0.200          0.0200        0.5300


                                      306

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4482038               $70,412.04       57.55                         0.200          0.0200        0.9050
4482045              $455,400.95       80.00                         0.200          0.0200        0.6550
4482052              $240,891.32       80.00                         0.200          0.0200        0.7800
4482056               $55,508.17       80.00                         0.200          0.0200        1.5300
4482069              $631,617.14       80.00                         0.200          0.0200        1.0300
4482098              $219,688.45       79.14                         0.200          0.0200        0.2800
4482103              $490,894.44       75.00                         0.200          0.0200        0.1550
4482112              $334,569.59       65.01                         0.200          0.0200        0.4050
4482122              $138,734.01       54.51                         0.200          0.0200        1.0300
4482124              $232,597.14       69.99                         0.200          0.0200        0.5300
4482153              $236,322.81       79.99                         0.200          0.0200        0.4050
4482166               $99,033.50       79.98                         0.200          0.0200        0.5300
4482183              $226,462.31       70.88                         0.200          0.0200        0.0300
4482190              $299,596.06       72.29                         0.200          0.0200        0.5300
4482192              $239,838.96       80.00                         0.200          0.0200        0.5300
4482218              $229,698.07       63.01                         0.200          0.0200        0.6550
4482226               $99,881.50       80.00                         0.200          0.0200        1.1550
4482227              $251,844.35       90.00            01           0.200          0.0200        0.5300
4482230               $49,932.68       66.67                         0.200          0.0200        0.5300
4482241              $285,035.74       80.00                         0.200          0.0200        0.6550
4482270              $219,870.11       80.00                         0.200          0.0200        1.1550
4482276              $299,585.73       80.00                         0.200          0.0200        0.4050
4482277               $79,853.58       80.00                         0.200          0.0200        1.0300
4482289              $260,497.26       90.00            11           0.200          0.0200        0.7800
4482290              $317,922.79       80.00                         0.200          0.0200        1.1550
4482292              $254,363.28       66.49                         0.200          0.0200        0.2800
4482307              $290,598.14       75.00                         0.200          0.0200        0.4050
4482319              $259,842.49       80.00                         0.200          0.0200        1.0300
4482328              $151,742.43       80.00                         0.200          0.0200        1.4050
4482339              $555,341.12       80.00                         0.200          0.0200        1.1550
4482343              $299,782.86       75.00                         0.200          0.0200        0.1550
4482352               $34,935.95       36.88                         0.200          0.0200        1.0300
4482353              $544,607.99       64.16                         0.200          0.0200        0.1550
4482357              $319,399.15       80.00                         0.200          0.0200        0.9050
4482363              $165,388.07       80.00                         0.200          0.0200        0.7800
4482382              $233,838.96       88.30                         0.200          0.0200        0.4050
4482389              $402,802.59       80.00                         0.200          0.0200        0.6550
4482407               $95,140.83       79.40                         0.200          0.0200        0.9050
4482411               $53,898.59       80.00                         0.200          0.0200        0.9050
4482422              $231,213.75       69.12                         0.200          0.0200        0.1550
4482447              $265,326.32       90.00                         0.200          0.0200        0.6550
4482451              $312,773.45       68.04                         0.200          0.0200        0.1550
4482496              $237,409.99       80.00                         0.200          0.0200        0.0000
4482554               $71,950.45       46.75                         0.200          0.0200        0.4050
4482568              $257,634.64       71.67                         0.200          0.0200        0.2800
4482584              $244,661.66       70.00                         0.200          0.0200        0.4050
4482616              $399,501.02       88.89                         0.200          0.0200        0.9050
4482623              $101,140.25       80.00                         0.200          0.0200        1.1550


                                      307

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4482632              $209,610.13       79.21                         0.200          0.0200        0.4050
4482633              $366,998.69       70.10                         0.200          0.0200        0.1550
4482660              $166,891.53       79.96                         0.200          0.0200        0.9050
4482678              $275,368.56       89.00            06           0.200          0.0200        0.7800
4482688               $94,233.20       80.00                         0.200          0.0200        1.2800
4482693              $349,272.65       72.92                         0.200          0.0200        0.4050
4482723              $109,866.24       80.00                         0.200          0.0200        1.0300
4482727              $399,404.42       55.17                         0.200          0.0200        0.0300
4482826              $242,347.29       76.80                         0.200          0.0200        0.9050
4482828              $247,175.12       87.77            06           0.200          0.0200        0.6550
4482829               $33,647.78       50.00                         0.200          0.0200        0.9050
4482838              $309,275.98       58.95                         0.200          0.0200        0.1550
4482841              $238,079.01       80.00                         0.200          0.0200        0.5300
4482916               $79,886.71       76.19                         0.200          0.0200        0.2800
4482923               $59,965.47       80.00                         0.200          0.0200        1.2800
4482934              $255,646.48       80.00                         0.200          0.0200        0.4050
4482936              $109,399.40       79.94                         0.200          0.0200        1.0300
4482946              $248,030.15       80.00                         0.200          0.0200        0.0300
4482947              $312,995.93       80.00                         0.200          0.0200        0.7800
4482956              $289,473.87       77.69                         0.200          0.0200        1.4050
4482978              $284,653.46       67.06                         0.200          0.0200        1.0300
4483021              $435,412.97       79.96                         0.200          0.0200        0.5300
4483045              $311,399.04       70.91                         0.200          0.0200        0.7800
4483055              $251,127.06       62.83                         0.200          0.0200        0.4050
4483061              $245,488.78       75.00                         0.200          0.0200        0.4050
4483063              $306,626.72       55.22                         0.200          0.0200        1.0300
4483117               $73,356.00       74.96                         0.200          0.0200        0.7800
4483168              $212,949.59       78.93                         0.200          0.0200        0.2800
4483171              $159,805.46       80.00                         0.200          0.0200        1.0300
4483196               $98,553.04       59.10                         0.200          0.0200        0.0300
4483213              $271,803.13       80.00                         0.200          0.0200        0.1550
4483222               $63,676.36       75.00                         0.200          0.0200        1.2800
4483245               $70,877.57       59.17                         0.200          0.0200        0.4050
4483259              $477,803.21       80.00                         0.200          0.0200        0.9050
4483269              $174,981.44       80.00                         0.200          0.0200        0.9050
4483270              $117,360.74       61.04                         0.200          0.0200        1.1550
4483288              $307,615.79       70.00                         0.200          0.0200        0.9050
4483290              $623,938.92       71.02                         0.200          0.0200        0.5300
4483322              $220,688.16       90.00            12           0.200          0.0200        1.1550
4483326               $83,022.95       80.00                         0.200          0.0200        1.0300
4483339               $91,890.97       76.67                         0.200          0.0200        1.1550
4483348              $224,232.70       79.99                         0.200          0.0200        0.4050
4483436              $249,840.58       80.00                         0.200          0.0200        0.7800
4483452              $264,000.00       72.33                         0.200          0.0200        0.0300
4483454              $397,313.74       66.33                         0.200          0.0200        0.4050
4483460               $98,260.65       80.00                         0.200          0.0200        0.2800
4483466              $305,347.87       90.00            12           0.200          0.0200        0.2800
4483477              $194,875.66       67.24                         0.200          0.0200        0.7800


                                      308

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4483496              $365,328.67       78.62                         0.200          0.0200        0.0300
4483515              $378,489.70       75.05                         0.200          0.0200        0.5300
4483556              $232,427.37       66.46                         0.200          0.0200        0.0300
4483561              $306,783.32       69.30                         0.200          0.0200        0.2800
4483568               $92,727.61       80.00                         0.200          0.0200        0.0000
4483574               $60,628.07       79.97                         0.200          0.0200        1.1550
4483575              $309,593.05       79.49                         0.200          0.0200        0.6550
4483609              $271,326.33       88.60            06           0.200          0.0200        0.2800
4483622              $394,721.21       77.45                         0.200          0.0200        0.2800
4483640              $299,575.15       80.00                         0.200          0.0200        0.2800
4483655               $55,888.64       80.00                         0.200          0.0200        1.4050
4483694              $275,550.41       79.93                         0.200          0.0200        0.1550
4483698              $159,800.40       59.26                         0.200          0.0200        0.9050
4483715               $86,096.15       75.00                         0.200          0.0200        1.1550
4483717               $44,934.65       45.00                         0.200          0.0200        0.1550
4483751              $123,057.74       80.00                         0.200          0.0200        1.2800
4483755               $62,609.01       70.00                         0.200          0.0200        0.6550
4483759              $129,829.34       78.79                         0.200          0.0200        0.6550
4483765              $102,839.13       79.84                         0.200          0.0200        0.9050
4483816              $271,669.26       80.00                         0.200          0.0200        1.0300
4483821              $383,442.37       80.00                         0.200          0.0200        0.1550
4483847              $216,838.95       63.82                         0.200          0.0200        0.0300
4483871              $206,129.07       80.00                         0.200          0.0200        0.6550
4483876              $183,632.83       75.00                         0.200          0.0200        0.7800
4483877              $188,800.00       80.00                         0.200          0.0200        0.5300
4483888               $91,885.22       80.00                         0.200          0.0200        0.9050
4483945              $316,270.92       74.21                         0.200          0.0200        0.1550
4483969              $107,865.27       80.00                         0.200          0.0200        0.9050
4483972              $171,884.59       80.00                         0.200          0.0200        0.5300
4483975               $71,952.90       80.00                         0.200          0.0200        0.6550
4483990              $187,886.11       80.00                         0.200          0.0200        1.0300
4484009              $118,194.14       80.00                         0.200          0.0200        1.2800
4484011              $159,900.55       80.00                         0.200          0.0200        0.9050
4484050              $163,805.64       80.00                         0.200          0.0200        1.1550
4484053              $199,737.45       76.92                         0.200          0.0200        0.6550
4484056              $231,272.00       80.00                         0.200          0.0200        0.2800
4484072              $258,932.79       76.26                         0.200          0.0200        0.2800
4484073              $124,365.46       80.00                         0.200          0.0200        1.0300
4484101              $549,012.24       49.95                         0.200          0.0200        0.2800
4484119              $281,257.59       80.00                         0.200          0.0200        1.0300
4484126              $499,360.13       80.00                         0.200          0.0200        0.7800
4484134               $82,005.17       79.71                         0.200          0.0200        1.2800
4484135              $199,762.99       66.67                         0.200          0.0200        1.1550
4484140              $226,993.95       77.84                         0.200          0.0200        0.5300
4484215               $71,508.37       80.00                         0.200          0.0200        0.7800
4484216              $639,260.87       64.00                         0.200          0.0200        1.2800
4484218              $223,971.06       90.00                         0.200          0.0200        1.2800
4484240              $299,530.53       80.00                         0.200          0.0200        0.0000
4484259              $269,617.63       73.97                         0.200          0.0200        0.2800


                                      309

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4484270              $131,052.34       80.00                         0.200          0.0200        1.4050
4484286              $499,360.13       71.43                         0.200          0.0200        0.7800
4484294              $147,100.00       80.00                         0.200          0.0200        0.5300
4484322              $331,682.96       89.99            12           0.200          0.0200        1.4050
4484323               $49,020.31       60.00                         0.200          0.0200        1.0300
4484343              $749,470.65       62.50                         0.200          0.0200        0.2800
4484358              $249,852.40       47.17                         0.200          0.0200        1.1550
4484377              $134,818.24       55.56                         0.200          0.0200        0.5300
4484385              $276,663.19       88.78            17           0.200          0.0200        1.0300
4484419              $399,717.68       79.82                         0.200          0.0200        0.2800
4484429              $283,155.16       90.00                         0.200          0.0200        1.0300
4484440              $456,222.50       87.00            33           0.200          0.0200        1.2800
4484453              $251,922.07       75.93                         0.200          0.0200        0.2800
4484500              $275,537.34       80.00                         0.200          0.0200        0.6550
4484503              $355,599.36       87.68                         0.200          0.0200        1.4050
4484514               $71,753.26       79.83                         0.200          0.0200        0.5300
4484522              $251,758.28       79.99                         0.200          0.0200        0.0000
4484554              $549,068.11       60.44                         0.200          0.0200        1.4050
4484558              $298,765.52       80.00                         0.200          0.0200        0.1550
4484566              $113,780.40       77.55                         0.200          0.0200        0.7800
4484578              $426,980.19       90.00            33           0.200          0.0200        1.0300
4484580              $124,248.74       80.00                         0.200          0.0200        1.0300
4484591              $262,314.72       75.00                         0.200          0.0200        0.2800
4484618               $59,925.54       75.00                         0.200          0.0200        1.1550
4484625              $209,879.17       76.36                         0.200          0.0200        1.2800
4484626               $99,937.84       80.00                         0.200          0.0200        0.9050
4484627              $314,788.64       90.00                         0.200          0.0200        0.5300
4484643               $98,283.38       79.68                         0.200          0.0200        1.1550
4484674              $174,787.22       67.31                         0.200          0.0200        1.0300
4484678              $511,656.45       80.00                         0.200          0.0200        0.5300
4484729              $227,677.12       80.00                         0.200          0.0200        0.2800
4484745              $283,544.62       75.67                         0.200          0.0200        0.1550
4484778              $279,500.00       73.17                         0.200          0.0200        0.2800
4484780              $214,852.04       45.26                         0.200          0.0200        0.4050
4484795               $64,914.68       69.89                         0.200          0.0200        0.6550
4484807              $168,539.49       75.00                         0.200          0.0200        0.9050
4484834              $218,926.13       95.00            12           0.200          0.0200        1.1550
4484836              $609,630.45       67.78                         0.200          0.0200        1.0300
4484838              $270,652.08       80.00                         0.200          0.0200        1.5300
4484850              $225,588.06       89.73            01           0.200          0.0200        0.4050
4484854              $424,442.08       78.27                         0.200          0.0200        0.6550
4484863              $223,040.25       80.00                         0.200          0.0200        0.4050
4484871              $134,907.09       75.84                         0.200          0.0200        0.4050
4484886              $749,111.22       60.98                         0.200          0.0200        1.1550
4484912              $255,823.82       80.00                         0.200          0.0200        0.4050
4484918              $219,456.34       89.97                         0.200          0.0200        0.6550
4484920              $222,906.99       80.00                         0.200          0.0200        0.6550
4484931              $216,243.37       66.58                         0.200          0.0200        0.1550
4484938              $334,571.29       79.97                         0.200          0.0200        0.7800


                                      310

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4484944               $75,871.24       80.00                         0.200          0.0200        1.4050
4484946              $213,450.00       68.85                         0.200          0.0200        0.1550
4484957              $414,699.63       79.81                         0.200          0.0200        0.1550
4484962              $127,047.01       32.13                         0.200          0.0200        0.6550
4484965              $230,754.67       80.00                         0.200          0.0200        0.7800
4484970              $439,085.59       78.57                         0.200          0.0200        0.4050
4484973              $345,715.58       80.00                         0.200          0.0200        0.6550
4485015               $44,388.30       70.00                         0.200          0.0200        0.7800
4485074              $355,767.13       80.00                         0.200          0.0200        0.6550
4485080              $230,888.71       80.00                         0.200          0.0200        0.5300
4485097              $283,517.75       79.28                         0.200          0.0200        0.5300
4485116              $253,833.84       89.91                         0.200          0.0200        0.6550
4485123              $283,654.68       80.00                         0.200          0.0200        1.0300
4485141              $218,687.57       66.93                         0.200          0.0200        0.0300
4485147              $303,774.38       67.18                         0.200          0.0200        0.0300
4485164              $649,541.24       71.27                         0.200          0.0200        0.2800
4485165              $244,808.87       62.03                         0.200          0.0200        0.0000
4485180              $344,631.40       87.34                         0.200          0.0200        1.6550
4485186              $259,699.72       80.00                         0.200          0.0200        1.2800
4485193               $91,888.14       80.00                         0.200          0.0200        1.0300
4485208              $250,241.91       85.00            06           0.200          0.0200        0.5300
4485229              $159,795.24       80.00                         0.200          0.0200        0.7800
4485290              $304,779.24       76.83                         0.200          0.0200        0.1550
4485301              $278,842.70       80.00                         0.200          0.0200        0.7800
4485329              $263,827.31       80.00                         0.200          0.0200        0.6550
4485336              $363,471.42       66.18                         0.200          0.0200        0.1550
4485344               $84,704.57       80.00                         0.200          0.0200        1.4050
4485354              $234,829.91       78.33                         0.200          0.0200        0.1550
4485355              $355,273.30       90.00                         0.200          0.0200        0.7800
4485365              $267,301.41       89.98            11           0.200          0.0200        0.0300
4485433              $336,800.00       80.00                         0.200          0.0200        0.0300
4485477              $244,831.38       69.60                         0.200          0.0200        0.4050
4485489              $218,683.88       89.99            11           0.200          0.0200        0.0000
4485509              $300,000.00       74.38                         0.200          0.0200        0.0000
4485528              $337,349.45       67.52                         0.200          0.0200        0.0300
4485533              $236,293.41       80.00                         0.200          0.0200        0.6550
4485540              $293,817.26       70.00                         0.200          0.0200        0.9050
4485544              $402,480.71       80.00                         0.200          0.0200        1.1550
4485549               $41,116.45       80.00                         0.200          0.0200        1.0300
4485551              $327,601.19       80.00                         0.200          0.0200        1.0300
4485589              $243,827.78       55.96                         0.200          0.0200        0.2800
4485591              $107,675.49       70.00                         0.200          0.0200        1.2800
4485613              $349,759.13       69.31                         0.200          0.0200        0.4050
4485616              $291,626.32       80.00                         0.200          0.0200        0.7800
4485625               $87,951.93       80.00                         0.200          0.0200        1.5300
4485631              $232,851.42       89.96            12           0.200          0.0200        0.7800
4485646              $271,808.02       80.00                         0.200          0.0200        0.2800
4485715              $170,781.17       39.31                         0.200          0.0200        0.7800
4485726              $187,760.55       79.99                         0.200          0.0200        0.0300
4485731               $90,639.65       75.00                         0.200          0.0200        1.0300


                                      311

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4485740              $379,525.10       31.65                         0.200          0.0200        0.1550
4485743              $211,850.37       73.33                         0.200          0.0200        0.2800
4485772              $239,834.83       80.00                         0.200          0.0200        0.4050
4485776              $291,033.84       55.48                         0.200          0.0200        0.0300
4485796              $321,896.29       77.71                         0.200          0.0200        0.9050
4485799              $260,639.59       90.00            13           0.200          0.0200        0.4050
4485807               $59,961.74       75.00                         0.200          0.0200        0.7800
4485812              $194,117.69       80.00                         0.200          0.0200        0.1550
4485825              $136,630.56       80.00                         0.200          0.0200        1.1550
4485828              $295,491.29       34.38                         0.200          0.0200        0.2800
4485844              $401,800.20       70.00                         0.200          0.0200        1.2800
4485867               $51,891.53       74.96                         0.200          0.0200        1.4050
4485871              $411,459.16       21.02                         0.200          0.0200        0.6550
4485876              $229,111.13       90.00            11           0.200          0.0200        1.4050
4485939              $404,741.75       70.43                         0.200          0.0200        0.7800
4485943              $254,856.38       80.00                         0.200          0.0200        0.5300
4485950              $272,846.94       75.83                         0.200          0.0200        1.4050
4485954              $227,854.61       69.51                         0.200          0.0200        0.7800
4485959              $263,844.13       74.58                         0.200          0.0200        1.1550
4486002              $126,926.93       79.87                         0.200          0.0200        1.2800
4486010              $149,792.86       75.00                         0.200          0.0200        0.4050
4486018              $479,897.20       80.00                         0.200          0.0200        0.9050
4486024              $226,395.39       90.00            11           0.200          0.0200        1.1550
4486031               $75,908.46       79.97                         0.200          0.0200        1.0300
4486045              $222,956.93       95.00            06           0.200          0.0200        0.6550
4486048              $465,271.38       80.00                         0.200          0.0200        0.2800
4486057              $216,830.71       76.14                         0.200          0.0200        0.0000
4486104               $49,545.62       80.00                         0.200          0.0200        1.5300
4486125              $215,962.20       89.99                         0.200          0.0200        0.7800
4486131              $119,842.47       77.42                         0.200          0.0200        0.6550
4486139              $399,738.34       87.91                         0.200          0.0200        0.6550
4486190              $164,794.18       76.74                         0.200          0.0200        0.9050
4486196               $82,337.70       75.00                         0.200          0.0200        1.0300
4486203               $54,779.80       79.97                         0.200          0.0200        0.7800
4486215              $259,811.81       71.23                         0.200          0.0200        0.1550
4486225              $479,353.71       80.00                         0.200          0.0200        0.5300
4486232              $250,900.00       61.95                         0.200          0.0200        0.2800
4486248              $215,347.90       73.05                         0.200          0.0200        0.2800
4486267              $316,617.73       75.61                         0.200          0.0200        1.2800
4486277              $463,619.66       79.73                         0.200          0.0200        0.0000
4486278              $224,697.05       69.23                         0.200          0.0200        0.5300
4486287              $166,192.43       80.00                         0.200          0.0200        0.9050
4486300              $246,783.78       74.99                         0.200          0.0200        0.7800
4486303              $341,264.97       62.09                         0.200          0.0200        0.4050
4486310              $314,607.05       90.00                         0.200          0.0200        0.9050
4486318              $233,416.65       74.99                         0.200          0.0200        1.2800
4486321              $349,516.67       80.00                         0.200          0.0200        0.4050
4486342              $288,000.00       84.71                         0.200          0.0200        0.5300


                                      312

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4486353              $258,817.20       62.41                         0.200          0.0200        0.2800
4486371               $55,000.00       53.92                         0.200          0.0200        0.4050
4486387              $229,833.53       50.00                         0.200          0.0200        0.1550
4486415              $385,113.76       62.88                         0.200          0.0200        0.5300
4486425               $57,931.27       80.00                         0.200          0.0200        1.1550
4486426               $86,850.00       74.98                         0.200          0.0200        1.2800
4486427              $269,607.91       67.16                         0.200          0.0200        0.1550
4486428              $101,482.67       69.97                         0.200          0.0200        1.2800
4486444              $185,743.16       78.81                         0.200          0.0200        0.4050
4486455              $233,865.37       90.00                         0.200          0.0200        1.2800
4486534              $247,397.64       79.99                         0.200          0.0200        0.5300
4486542              $360,000.00       66.91                         0.200          0.0200        0.0000
4486544              $260,000.00       80.00                         0.200          0.0200        0.1550
4486556              $206,031.78       80.00                         0.200          0.0200        1.1550
4486573              $316,988.23       63.52                         0.200          0.0200        0.7800
4486588              $255,793.60       89.99            12           0.200          0.0200        0.6550
4486592              $219,782.72       89.80                         0.200          0.0200        2.0300
4486600              $352,918.90       80.00                         0.200          0.0200        0.7800
4486608              $209,834.53       87.50            12           0.200          0.0200        1.2800
4486612              $223,614.73       90.00            12           0.200          0.0200        0.7800
4486617              $243,505.56       80.00                         0.200          0.0200        0.5300
4486620              $273,786.75       89.98            12           0.200          0.0200        0.4050
4486621              $210,122.46       90.00            12           0.200          0.0200        1.4050
4486633              $238,003.61       90.00            12           0.200          0.0200        0.6550
4486640              $262,253.87       90.00            12           0.200          0.0200        0.4050
4486641              $324,434.94       72.22                         0.200          0.0200        1.2800
4486651              $248,719.77       89.89                         0.200          0.0200        1.4050
4486656              $234,612.00       87.04            12           0.200          0.0200        1.5300
4486661              $474,012.87       55.03                         0.200          0.0200        0.4050
4486671              $238,709.38       88.52                         0.200          0.0200        1.0300
4486678              $351,572.00       80.00                         0.200          0.0200        1.0300
4486679              $325,000.00       71.43                         0.200          0.0200        0.2800
4486687              $418,782.65       80.00                         0.200          0.0200        0.7800
4486692              $251,693.58       80.00                         0.200          0.0200        1.0300
4486696              $299,596.06       80.00                         0.200          0.0200        0.5300
4486701              $287,602.30       80.00                         0.200          0.0200        0.4050
4486703               $95,886.23       80.00                         0.200          0.0200        1.1550
4486753              $399,501.02       87.67                         0.200          0.0200        0.9050
4486755               $82,302.35       80.00                         0.200          0.0200        1.1550
4486761              $126,657.30       80.00                         0.200          0.0200        1.4050
4486781              $232,847.58       79.52                         0.200          0.0200        0.6550
4486790              $269,790.62       90.00                         0.200          0.0200        1.1550
4486808              $142,309.19       80.00                         0.200          0.0200        0.7800
4486825              $499,407.48       88.34            33           0.200          0.0200        1.1550
4486827              $419,696.01       77.06                         0.200          0.0200        0.1550
4486828              $259,811.81       64.52                         0.200          0.0200        0.1550
4486833              $146,231.86       79.19                         0.200          0.0200        1.0300
4486839              $228,298.02       75.00                         0.200          0.0200        0.6550


                                      313

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4486856              $163,826.82       80.00                         0.200          0.0200        1.4050
4486906              $238,036.07       73.29                         0.200          0.0200        0.4050
4486908              $891,959.31       75.00                         0.200          0.0200        1.0300
4486918              $466,629.86       79.99                         0.200          0.0200        0.0000
4486944              $279,603.47       57.73                         0.200          0.0200        0.2800
4486948              $279,600.00       78.08                         0.200          0.0200        0.1550
4487013               $97,471.87       80.00                         0.200          0.0200        0.6550
4487021              $271,808.02       80.00                         0.200          0.0200        0.2800
4487074              $243,823.40       69.71                         0.200          0.0200        0.1550
4487098               $69,950.59       70.92                         0.200          0.0200        0.2800
4487100              $374,532.19       78.95                         0.200          0.0200        0.9050
4487104              $243,453.63       75.00                         0.200          0.0200        1.0300
4487126              $272,000.00       80.00                         0.200          0.0200        0.2800
4487188              $329,789.57       75.00                         0.200          0.0200        0.7800
4487215              $239,751.35       89.97            01           0.200          0.0200        0.1550
4487218              $325,000.00       84.42                         0.200          0.0200        0.7800
4487225               $58,364.62       80.00                         0.200          0.0200        1.0300
4487254              $279,613.34       69.14                         0.200          0.0200        0.4050
4487264              $129,914.96       32.02                         0.200          0.0200        0.6550
4487269              $343,780.64       80.00                         0.200          0.0200        0.7800
4487273              $346,564.51       80.00                         0.200          0.0200        1.0300
4487288              $144,920.79       74.55                         0.200          0.0200        1.5300
4487290              $191,378.73       80.00                         0.200          0.0200        1.2800
4487299              $285,634.54       90.00            12           0.200          0.0200        0.6550
4487311              $249,827.96       74.63                         0.200          0.0200        0.4050
4487321              $295,991.27       55.42                         0.200          0.0200        0.5300
4487350              $224,049.56       72.32                         0.200          0.0200        0.5300
4487381              $382,829.61       78.50                         0.200          0.0200        0.2800
4487410              $147,520.40       79.97                         0.200          0.0200        1.0300
4487457              $496,813.00       68.81                         0.200          0.0200        0.4050
4487460               $91,444.56       75.00                         0.200          0.0200        1.0300
4487463              $464,663.44       58.13                         0.200          0.0200        0.1550
4487466              $256,180.02       90.00                         0.200          0.0200        0.9050
4487488              $226,944.30       74.49                         0.200          0.0200        1.4050
4487501              $259,547.96       80.00                         0.200          0.0200        1.2800
4487509              $215,750.55       90.00            12           0.200          0.0200        1.2800
4487536              $430,895.66       79.85                         0.200          0.0200        0.2800
4487540              $312,528.22       75.06                         0.200          0.0200        0.5300
4487553              $373,459.37       80.00                         0.200          0.0200        0.9050
4487573              $359,458.44       61.54                         0.200          0.0200        0.5300
4487575              $381,558.83       80.00                         0.200          0.0200        1.2800
4487578              $213,012.81       90.00            13           0.200          0.0200        0.5300
4487580              $232,202.46       80.45            06           0.200          0.0200        0.7800
4487583              $273,349.73       80.00                         0.200          0.0200        0.7800
4487587               $80,407.04       70.00                         0.200          0.0200        1.2800
4487596              $335,536.02       80.00                         0.200          0.0200        0.4050
4487617              $128,927.67       75.93                         0.200          0.0200        1.4050
4487620              $361,125.33       80.00                         0.200          0.0200        0.6550
4487635               $62,413.69       48.08                         0.200          0.0200        0.4050


                                      314

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4487644              $129,506.20       80.00                         0.200          0.0200        0.1550
4487659              $234,575.63       90.00            06           0.200          0.0200        0.4050
4487660               $39,952.59       19.19                         0.200          0.0200        1.1550
4487663              $315,216.25       76.05                         0.200          0.0200        1.0300
4487676              $374,748.38       48.08                         0.200          0.0200        0.5300
4487684              $241,665.82       74.01                         0.200          0.0200        0.4050
4487752              $219,703.77       80.00                         0.200          0.0200        0.5300
4487944               $67,957.73       80.00                         0.200          0.0200        0.9050
4487958              $300,415.04       78.13                         0.200          0.0200        0.7800
4487960               $61,528.86       80.00                         0.200          0.0200        1.2800
4488013              $348,000.00       80.00                         0.200          0.0200        0.4050
4488041              $229,809.21       84.00            17           0.200          0.0200        0.2800
4488042              $284,606.44       76.00                         0.200          0.0200        0.4050
4488048              $454,417.74       70.00                         0.200          0.0200        0.7800
4488054              $250,844.26       80.00                         0.200          0.0200        0.2800
4488061              $179,375.58       64.98                         0.200          0.0200        0.0000
4488078              $281,235.51       77.90                         0.200          0.0200        0.5300
4488085              $189,862.48       68.59                         0.200          0.0200        0.1550
4488097              $309,582.59       63.92                         0.200          0.0200        0.5300
4488143               $59,129.83       80.00                         0.200          0.0200        1.1550
4488147              $242,133.24       79.99                         0.200          0.0200        0.4050
4488189               $54,959.18       42.38                         0.200          0.0200        0.0300
4488196              $341,758.62       48.86                         0.200          0.0200        0.2800
4488208              $255,494.20       80.00                         0.200          0.0200        0.6550
4488271              $227,193.67       73.39                         0.200          0.0200        0.5300
4488280               $90,000.00       57.32                         0.200          0.0200        1.0300
4488288              $267,629.91       80.00                         0.200          0.0200        0.4050
4488291               $93,541.82       80.00                         0.200          0.0200        0.9050
4488309               $65,768.01       75.00                         0.200          0.0200        1.1550
4488311              $229,320.83       89.98            33           0.200          0.0200        1.0300
4488313              $111,937.20       80.00                         0.200          0.0200        1.4050
4488315              $215,865.74       80.00                         0.200          0.0200        0.9050
4488322               $78,209.57       79.98                         0.200          0.0200        1.2800
4488359              $274,810.74       73.33                         0.200          0.0200        0.4050
4488388              $139,806.67       80.00                         0.200          0.0200        0.4050
4488401              $288,820.37       76.05                         0.200          0.0200        0.9050
4488409              $311,785.28       80.00                         0.200          0.0200        0.4050
4488414              $523,957.03       69.44                         0.200          0.0200        0.6550
4488439              $264,709.41       63.86                         0.200          0.0200        1.5300
4488442              $183,758.47       80.00                         0.200          0.0200        0.6550
4488451              $171,756.42       80.00                         0.200          0.0200        0.2800
4488456              $147,908.01       80.00                         0.200          0.0200        0.9050
4488457              $255,814.71       80.00                         0.200          0.0200        0.1550
4488460              $355,755.00       80.00                         0.200          0.0200        0.4050
4488490              $299,698.77       59.99                         0.200          0.0200        0.5300
4488507              $259,829.92       80.00                         0.200          0.0200        0.6550
4488665              $212,317.94       80.00                         0.200          0.0200        0.9050
4488692              $299,777.35       31.09                         0.200          0.0200        0.0300


                                      315

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4488695               $90,950.29       70.00                         0.200          0.0200        1.5300
4488698               $56,082.24       74.90                         0.200          0.0200        1.5300
4488724              $274,120.94       90.00            06           0.200          0.0200        0.4050
4488765              $335,780.21       80.00                         0.200          0.0200        0.6550
4488767              $408,481.09       80.00                         0.200          0.0200        0.0000
4488810              $152,250.00       75.00                         0.200          0.0200        0.2800
4488826              $277,925.11       84.99            13           0.200          0.0200        0.0000
4488845              $238,835.52       44.67                         0.200          0.0200        0.4050
4488849              $501,563.24       70.00                         0.200          0.0200        0.5300
4488864              $282,600.40       72.51                         0.200          0.0200        0.2800
4488867              $264,750.00       75.00                         0.200          0.0200        0.1550
4488880               $41,928.84       75.00                         0.200          0.0200        1.4050
4488891               $32,782.08       80.00                         0.200          0.0200        1.5300
4488895              $307,418.39       89.99                         0.200          0.0200        1.1550
4488902              $238,351.75       90.00            33           0.200          0.0200        0.9050
4488903              $341,764.64       80.00                         0.200          0.0200        0.4050
4488940              $297,324.35       85.00                         0.200          0.0200        1.1550
4488943              $115,831.17       74.82                         0.200          0.0200        1.2800
4488975              $227,022.85       73.99                         0.200          0.0200        0.0300
4488985              $187,637.86       80.00                         0.200          0.0200        0.7800
4489000              $341,803.23       72.46                         0.200          0.0200        1.2800
4489005              $244,635.74       80.00                         0.200          0.0200        0.5300
4489007              $259,811.81       80.00                         0.200          0.0200        0.1550
4489013              $260,841.89       79.69                         0.200          0.0200        1.0300
4489023              $144,300.55       79.97                         0.200          0.0200        0.4050
4489113              $438,000.00       79.64                         0.200          0.0200        0.5300
4489132              $163,795.41       80.00                         0.200          0.0200        0.9050
4489144              $279,802.37       80.00                         0.200          0.0200        0.2800
4489154              $319,811.07       86.49            33           0.200          0.0200        1.1550
4489155              $424,728.99       79.44                         0.200          0.0200        0.7800
4489159              $147,810.59       80.00                         0.200          0.0200        0.7800
4489221              $142,420.11       78.08                         0.200          0.0200        1.4050
4489230              $242,664.44       75.23                         0.200          0.0200        0.4050
4489262              $117,453.29       80.00                         0.200          0.0200        0.9050
4489284              $299,808.70       89.29                         0.200          0.0200        0.7800
4489293               $45,836.19       74.94                         0.200          0.0200        1.4050
4489303              $281,805.93       79.44                         0.200          0.0200        0.4050
4489326              $227,865.38       80.00                         0.200          0.0200        1.1550
4489332               $86,197.75       75.00                         0.200          0.0200        1.0300
4489364              $313,500.00       72.74                         0.200          0.0200        0.0000
4489402              $487,628.67       80.00                         0.200          0.0200        0.0000
4489441              $271,081.40       80.00                         0.200          0.0200        0.9050
4489466              $144,675.21       75.02                         0.200          0.0200        0.1550
4489473              $299,777.35       47.62                         0.200          0.0200        0.0300
4489501              $259,567.39       79.98                         0.200          0.0200        0.7800
4489502              $303,796.02       80.00                         0.200          0.0200        0.5300
4489517              $247,824.96       66.49                         0.200          0.0200        0.2800
4489518              $305,804.87       90.00                         0.200          0.0200        0.7800


                                      316

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4489558              $603,634.09       80.00                         0.200          0.0200        1.0300
4489607              $227,685.15       80.00                         0.200          0.0200        0.4050
4489649              $103,873.53       80.00                         0.200          0.0200        1.0300
4489651               $90,190.21       79.98                         0.200          0.0200        1.0300
4489653               $68,720.55       80.00                         0.200          0.0200        1.2800
4489655              $219,725.56       76.39                         0.200          0.0200        0.9050
4489738              $300,000.00       80.00                         0.200          0.0200        0.2800
4489785               $70,352.75       80.00                         0.200          0.0200        0.5300
4489807               $62,458.06       36.76                         0.200          0.0200        0.5300
4489815              $404,481.72       68.64                         0.200          0.0200        0.7800
4489841              $296,600.85       80.00                         0.200          0.0200        0.5300
4489860               $86,541.88       72.17                         0.200          0.0200        0.5300
4489865               $44,837.99       69.18                         0.200          0.0200        0.4050
4489873              $249,859.84       64.10                         0.200          0.0200        1.4050
4489883              $202,867.21       62.95                         0.200          0.0200        0.6550
4489895              $616,000.00       80.00                         0.200          0.0200        0.7800
4489897              $183,479.89       80.00                         0.200          0.0200        0.6550
4489904              $284,000.00       80.00                         0.200          0.0200        0.0000
4489909              $267,806.03       80.00                         0.200          0.0200        0.1550
4489918               $46,371.08       69.92                         0.200          0.0200        1.5300
4489926              $132,920.79       76.71                         0.200          0.0200        0.5300
4489936               $66,319.27       80.00                         0.200          0.0200        1.0300
4489953              $318,769.11       78.57                         0.200          0.0200        0.1550
4489993              $284,000.00       80.00                         0.200          0.0200        0.2800
4490006              $318,275.00       75.00                         0.200          0.0200        0.5300
4490016               $87,549.60       60.00                         0.200          0.0200        1.2800
4490027              $466,000.00       80.00                         0.200          0.0200        0.2800
4490095              $264,624.71       61.92                         0.200          0.0200        0.2800
4490097              $246,232.82       90.00            06           0.200          0.0200        0.0300
4490098              $262,137.51       75.00                         0.200          0.0200        0.4050
4490168              $275,005.76       80.00                         0.200          0.0200        0.2800
4490173              $496,180.27       80.00                         0.200          0.0200        0.9050
4490190              $226,669.51       90.00                         0.200          0.0200        1.2800
4490192              $183,870.13       80.00                         0.200          0.0200        0.2800
4490200              $367,900.00       80.00                         0.200          0.0200        0.2800
4490215              $247,833.59       80.00                         0.200          0.0200        0.5300
4490235               $60,735.41       70.00                         0.200          0.0200        1.6550
4490259              $414,714.40       77.57                         0.200          0.0200        0.4050
4490269              $202,860.30       70.00                         0.200          0.0200        0.4050
4490285              $223,727.64       80.00                         0.200          0.0200        1.0300
4490287               $95,383.87       67.95                         0.200          0.0200        1.0300
4490288              $310,816.39       79.74                         0.200          0.0200        1.1550
4490289              $415,425.54       80.00                         0.200          0.0200        0.4050
4490291              $309,603.28       56.06                         0.200          0.0200        0.7800
4490292              $286,051.77       80.00                         0.200          0.0200        1.0300
4490295              $280,811.69       80.00                         0.200          0.0200        0.4050
4490345              $241,274.70       80.00                         0.200          0.0200        0.5300
4490359              $314,927.56       76.87                         0.200          0.0200        0.2800


                                      317

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4490360              $269,799.62       78.26                         0.200          0.0200        0.0300
4490416               $84,570.92       80.00                         0.200          0.0200        0.7800
4490462              $232,862.43       79.52                         0.200          0.0200        1.1550
4490464              $285,987.48       66.90                         0.200          0.0200        0.0300
4490483              $109,928.04       73.33                         0.200          0.0200        0.6550
4490520              $224,867.16       78.95                         0.200          0.0200        1.1550
4490526              $226,231.97       80.00                         0.200          0.0200        0.0300
4490564              $382,256.09       75.00                         0.200          0.0200        0.7800
4490571               $47,971.66       79.34                         0.200          0.0200        1.1550
4490615              $463,896.74       75.00                         0.200          0.0200        0.0000
4490633              $455,321.04       80.00                         0.200          0.0200        0.0300
4490634              $154,898.60       74.73                         0.200          0.0200        0.6550
4490688              $220,359.39       90.00                         0.200          0.0200        0.7800
4490707              $130,000.00       68.42                         0.200          0.0200        0.5300
4490824              $262,037.65       80.00                         0.200          0.0200        0.4050
4491027              $265,334.97       88.50                         0.200          0.0200        0.9050
4491073              $349,528.75       70.00                         0.200          0.0200        0.5300
4491087              $618,290.80       75.00                         0.200          0.0200        0.0300
4491120               $57,876.71       69.88                         0.200          0.0200        0.7800
4491185              $249,836.46       82.78                         0.200          0.0200        0.6550
4491197              $415,734.73       75.64                         0.200          0.0200        0.7800
4491229              $353,608.34       64.37                         0.200          0.0200        0.9050
4491246              $136,401.20       67.74                         0.200          0.0200        0.1550
4491260              $172,140.16       65.00                         0.200          0.0200        0.7800
4491283              $283,799.55       80.00                         0.200          0.0200        0.2800
4491293              $240,438.56       87.49                         0.200          0.0200        0.5300
4491395              $227,843.09       80.00                         0.200          0.0200        0.4050
4491418              $420,000.00       68.85                         0.200          0.0200        0.1550
4491420              $285,000.00       73.08                         0.200          0.0200        0.1550
4491436              $275,828.45       80.00                         0.200          0.0200        0.9050
4491466              $249,859.84       76.92                         0.200          0.0200        1.4050
4491489              $275,689.40       80.00                         0.200          0.0200        1.4050
4491508              $274,120.94       90.00            11           0.200          0.0200        0.4050
4491512              $227,729.79       74.75                         0.200          0.0200        1.1550
4491514              $172,295.58       75.00                         0.200          0.0200        1.1550
4491654              $423,700.00       36.21                         0.200          0.0200        0.1550
4491740              $227,826.51       80.00                         0.200          0.0200        0.0000
4491742               $89,881.86       18.56                         0.200          0.0200        0.6550
4491746              $267,815.56       80.00                         0.200          0.0200        0.4050
4491748              $390,460.05       68.00                         0.200          0.0200        0.4050
4491757              $559,283.34       70.00                         0.200          0.0200        0.7800
4491785               $64,960.62       56.52                         0.200          0.0200        1.0300
4491800              $215,865.74       80.00                         0.200          0.0200        0.9050
4491802              $240,000.00       76.92                         0.200          0.0200        0.4050
4491803               $63,961.22       80.00                         0.200          0.0200        1.0300
4491818              $197,877.07       70.00                         0.200          0.0200        1.4050
4491834              $288,750.00       75.00                         0.200          0.0200        0.5300
4491839              $375,634.69       80.00                         0.200          0.0200        0.2800


                                      318

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4491845              $111,935.56       70.00                         0.200          0.0200        1.2800
4491856              $450,023.36       66.26                         0.200          0.0200        0.7800
4491865              $230,681.01       77.78                         0.200          0.0200        0.4050
4491875              $258,475.13       79.69                         0.200          0.0200        0.5300
4491946              $367,247.08       75.00                         0.200          0.0200        0.4050
4491962              $327,790.84       76.81                         0.200          0.0200        0.7800
4491983              $257,216.67       66.45                         0.200          0.0200        0.5300
4492073              $107,026.29       79.99                         0.200          0.0200        0.4050
4492089               $99,925.78       43.10                         0.200          0.0200        0.0300
4492090              $343,757.21       80.00                         0.200          0.0200        0.2800
4492095              $216,750.73       90.00            06           0.200          0.0200        0.4050
4492105              $356,781.15       90.00            01           0.200          0.0200        0.1550
4492125              $183,781.94       80.00                         0.200          0.0200        1.1550
4492167              $327,750.41       80.00                         0.200          0.0200        0.0000
4492179              $310,991.19       80.00                         0.200          0.0200        0.5300
4492237              $235,966.76       90.00            13           0.200          0.0200        1.1550
4492238              $388,263.10       90.00            13           0.200          0.0200        0.4050
4492240              $325,593.31       79.51                         0.200          0.0200        0.9050
4492241              $126,306.19       80.00                         0.200          0.0200        0.0300
4492243              $259,667.28       74.29                         0.200          0.0200        0.7800
4492246              $221,094.28       90.00            17           0.200          0.0200        0.4050
4492319               $76,351.28       80.00                         0.200          0.0200        0.7800
4492372              $231,432.37       70.61                         0.200          0.0200        0.1550
4492445               $81,905.31       53.95                         0.200          0.0200        1.2800
4492448              $379,738.48       79.17                         0.200          0.0200        0.4050
4492450              $270,394.58       95.00            17           0.200          0.0200        0.6550
4492451              $327,768.49       79.61                         0.200          0.0200        0.2800
4492452              $253,691.17       75.82                         0.200          0.0200        1.0300
4492463              $233,676.86       89.98            12           0.200          0.0200        0.4050
4492466              $313,198.67       80.00                         0.200          0.0200        0.7800
4492468              $238,719.90       89.99            12           0.200          0.0200        0.4050
4492480              $379,738.48       69.09                         0.200          0.0200        0.4050
4492484              $234,816.67       79.66                         0.200          0.0200        0.0000
4492510               $98,338.83       80.00                         0.200          0.0200        0.9050
4492516              $226,858.90       73.70                         0.200          0.0200        0.9050
4492525              $339,771.87       73.12                         0.200          0.0200        0.5300
4492548               $94,375.96       75.00                         0.200          0.0200        0.6550
4492567              $311,558.16       79.19                         0.200          0.0200        0.2800
4492590              $238,236.86       79.99                         0.200          0.0200        0.6550
4492607              $303,274.64       89.99            01           0.200          0.0200        0.0000
4492619              $288,199.16       79.99                         0.200          0.0200        1.0300
4492686               $79,749.11       75.00                         0.200          0.0200        0.7800
4492756              $245,608.26       76.81                         0.200          0.0200        0.0000
4492773              $237,352.37       76.61                         0.200          0.0200        0.9050
4492912              $315,600.00       80.00                         0.200          0.0200        0.7800
4492928              $254,857.04       79.69                         0.200          0.0200        1.4050
4493116              $251,839.31       80.00                         0.200          0.0200        0.7800
4493139              $279,807.30       80.00                         0.200          0.0200        0.4050
4493144              $466,182.54       80.00                         0.200          0.0200        0.7800


                                      319

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4493157              $202,267.60       80.00                         0.200          0.0200        0.6550
4493207              $367,029.72       70.00                         0.200          0.0200        0.7800
4493297              $275,110.54       79.99                         0.200          0.0200        0.4050
4493316              $226,248.09       80.00                         0.200          0.0200        0.5300
4493339              $237,440.57       80.00                         0.200          0.0200        0.5300
4493419               $67,954.37       80.00                         0.200          0.0200        0.5300
4493471              $203,000.00       57.18                         0.200          0.0200        0.9050
4493539              $378,702.22       80.00                         0.200          0.0200        0.6550
4493568               $65,960.01       80.00                         0.200          0.0200        1.0300
4493569              $244,000.00       80.00                         0.200          0.0200        0.9050
4493576              $192,870.50       66.55                         0.200          0.0200        0.5300
4493589              $219,859.71       80.00                         0.200          0.0200        0.7800
4493612              $231,602.21       87.45                         0.200          0.0200        0.7800
4493632              $191,118.38       75.00                         0.200          0.0200        0.4050
4493654               $56,250.00       75.00                         0.200          0.0200        0.9050
4493660              $320,590.14       80.00                         0.200          0.0200        0.6550
4493773              $258,750.00       75.00                         0.200          0.0200        0.7800
4493810              $337,279.23       75.00                         0.200          0.0200        0.6550
4493815              $280,000.00       80.00                         0.200          0.0200        0.9050
4493822               $72,000.00       80.00                         0.200          0.0200        1.2800
4493833              $242,845.05       78.39                         0.200          0.0200        0.7800
4493839              $349,746.68       63.64                         0.200          0.0200        0.1550
4493842              $257,029.25       80.00                         0.200          0.0200        0.4050
4493846              $386,846.78       77.59                         0.200          0.0200        0.6550
4493901              $222,311.73       79.99                         0.200          0.0200        0.9050
4494017              $360,000.00       90.00                         0.200          0.0200        1.9050
4494228              $486,951.38       75.00                         0.200          0.0200        1.4050
4494262              $266,646.50       72.11                         0.200          0.0200        1.2800
4494268              $269,636.45       72.00                         0.200          0.0200        0.5300
4494340              $108,634.15       74.45                         0.200          0.0200        1.0300
4494384              $119,837.47       80.00                         0.200          0.0200        0.4050
4494446              $172,600.00       80.00                         0.200          0.0200        0.0000
4494457              $144,000.00       80.00                         0.200          0.0200        0.9050
4494489              $239,826.29       76.19                         0.200          0.0200        0.1550
4494505              $165,200.00       80.00                         0.200          0.0200        0.7800
4494725              $187,095.05       80.00                         0.200          0.0200        1.4050
4494956              $264,817.62       79.10                         0.200          0.0200        0.4050
4495091              $349,765.15       68.63                         0.200          0.0200        0.5300
4495195              $243,827.78       80.00                         0.200          0.0200        0.2800
4495226              $251,830.91       90.00                         0.200          0.0200        0.5300
4495248              $210,243.85       80.00                         0.200          0.0200        0.0300
4495284              $247,811.29       80.00                         0.200          0.0200        0.0000
4495328               $38,800.00       80.00                         0.200          0.0200        0.4050
4495330              $561,500.00       64.80                         0.200          0.0200        0.0300
4495385               $86,882.85       74.36                         0.200          0.0200        0.5300
4495392              $316,087.57       89.99                         0.200          0.0200        0.5300
4495402              $293,403.00       80.00                         0.200          0.0200        0.5300


                                      320

(i)                (ix)               (x)      (xi)     (xii)       (xiii)         (xiv)          (xv)
- -----              --------------     ------   -------------------  --------       -----------    -----------
                   CUT-OFF
MORTGAGE           DATE                                 MORTGAGE                   MASTER         FIXED
LOAN               PRINCIPAL                            INSURANCE   SERVICE        SERVICE        RETAINED
NUMBER             BALANCE            LTV      SUBSIDY  CODE        FEE            FEE            YIELD
- --------           --------------     ------   -------------------  --------       -----------    -----------
4495648              $597,886.69       66.67                         0.200          0.0200        1.9050
4495839              $393,735.63       75.05                         0.200          0.0200        0.5300
4496031              $299,793.54       75.00                         0.200          0.0200        0.4050
4496314              $415,706.39       76.19                         0.200          0.0200        0.2800
4496384              $320,000.00       64.00                         0.200          0.0200        0.1550
4496470              $480,000.00       80.00                         0.200          0.0200        0.4050
4496793              $271,822.08       80.00                         0.200          0.0200        0.6550
4497326              $267,810.85       80.00                         0.200          0.0200        0.2800
4497531              $318,950.99       80.00                         0.200          0.0200        0.0000
4498477              $357,765.82       79.56                         0.200          0.0200        0.6550
4499757              $650,000.00       65.00                         0.200          0.0200        0.0300
4501233              $265,834.66       74.82                         0.200          0.0200        0.9050
                 =================
                 $328,102,205.88

WAC:         8.1048
WAM:         356.6961
WALTV:       75.0888

                                   EXHIBIT F-2

PHMSC
PHM/1996-2 EXHIBIT F-2
20 & 30 YEAR FIXED RATE NON-RELOCATION LOANS

(i)          (ii)                                      (iii)         (iv)         (v)         (vi)         (vii)        (viii)
- -----        -------------------  -----    -----      --------    --------      --------    ----------   --------     ----------
                                                                                  NET
MORTGAGE                                                           MORTGAGE     MORTGAGE     CURRENT     ORIGINAL     SCHEDULED
LOAN                                       ZIP       PROPERTY      INTEREST     INTEREST     MONTHLY     TERM TO      MATURITY
NUMBER       CITY                 STATE    CODE        TYPE        RATE          RATE        PAYMENT     MATURITY     DATE
- --------     -------------------------------------------------    --------      --------    ----------   --------     -----------
3555763      BRIGHTON             CO        80601        SFD       9.000         7.250         $752.33     360         1-Sep-24
4465748      SHELBY               MI        48315        SFD       8.750         7.250       $1,242.99     360         1-Nov-25
4466452      ROCHESTER            NY        14624        SFD       8.875         7.250         $478.98     360         1-Nov-25
4470041      HOUSTON              TX        77008        SFD       8.625         7.250         $768.46     360         1-Nov-25
4474851      FREEHOLD             NJ        07728        SFD       8.500         7.250       $1,373.67     360         1-Oct-25
4475897      ROBBINSVILLE         NJ        08691        SFD       9.000         7.250         $828.77     360         1-Nov-25
4475899      FAIRPORT             NY        14450        SFD       9.000         7.250       $1,012.22     360         1-Nov-25
4476355      MONTGOMERY           PA        19454        SFD       8.500         7.250       $1,011.13     360         1-Oct-25
4477072      LEAGUE CITY          TX        77573        SFD       8.250         7.250       $1,712.89     360         1-Aug-25
4477407      CERRITOS             CA        90703        SFD       7.625         7.250       $1,557.15     360         1-Aug-25
4477447      SAN JOSE             CA        95127        SFD       7.750         7.250       $1,791.03     360         1-Jul-25
4477454      TACOMA               WA        98422        SFD       7.875         7.250       $1,711.16     360         1-Jul-25
4477536      FREMONT              CA        94555        SFD       7.500         7.230       $1,996.96     360         1-Aug-25
4477547      OXNARD               CA        93035        SFD       7.750         7.250       $2,335.50     360         1-Aug-25
4477998      DALLAS               TX        75219        HCO       9.375         7.250       $4,158.75     360         1-Nov-25
4478495      PLANO                TX        75024        SFD       7.625         7.250       $1,546.53     360         1-Sep-25
4479410      KANEOHE              HI        96744        SFD       7.625         7.250       $2,696.70     360         1-Dec-25
4479879      MERIDEN              CT        06450        SFD       8.375         7.250         $644.55     360         1-Dec-25
4480126      BLAINE COUNTY        ID        83333        SFD       7.875         7.250         $725.07     360         1-Oct-25
4480189      NEW CASTLE           DE        19720        SFD       8.875         7.250       $2,904.11     360         1-Nov-25
4480261      BOONTON TOWNSHIP     NJ        07005        SFD       8.250         7.250       $1,652.79     360         1-Dec-25
4480505      CULVER CITY          CA        90230        SFD       7.875         7.250       $1,885.18     360         1-Oct-25
4481021      MIAMI                FL        33155        SFD       8.375         7.250         $614.14     360         1-Nov-25
4481050      HONOLULU             HI        96825        SFD       7.625         7.250       $2,243.71     360         1-Dec-25
4481345      PLANTATION           FL        33322        SFD       8.625         7.250       $1,672.25     360         1-Nov-25
4481396      WEST ORANGE          NJ        07052        SFD       8.750         7.250       $1,376.73     360         1-Nov-25
4481433      DENVER               CO        80202        HCO       8.375         7.250       $1,155.31     360         1-Sep-25
4481455      EVERGREEN            CO        80439        SFD       8.500         7.250       $1,167.98     360         1-Sep-25
4481473      AURORA               CO        80012        PUD       8.750         7.250         $566.43     360         1-Oct-25
4481480      WOODRIDGE            IL        60517        SFD       9.000         7.250         $847.27     360         1-Oct-25
4481496      LISBON               WI        53089        SFD       8.250         7.250       $1,014.21     360         1-Sep-25
4481498      GRAND JUNCTION       CO        81503        SFD       8.500         7.250         $461.35     360         1-Sep-25
4481502      ROSEVILLE            MN        55113        SFD       8.250         7.250         $777.57     360         1-Aug-25
4481506      ST CLOUD             MN        56301        SFD       8.000         7.250       $1,112.76     360         1-Aug-25
4481516      WACONIA              MN        55387        SFD       8.000         7.250         $812.28     360         1-Aug-25
4481528      LAKEWOOD             CO        80228        SFD       8.375         7.250         $899.93     360         1-Aug-25
4481533      BOULDER              CO        80304        SFD       8.375         7.250       $1,960.99     360         1-Sep-25
4481534      BUFFALO              MN        55313        SFD       8.375         7.250         $470.49     360         1-Aug-25
4481535      CHAMPLIN             MN        55316        SFD       8.375         7.250         $729.67     360         1-Jul-25
4481541      ALMA                 CO        80420        SFD       8.500         7.250         $692.03     360         1-Aug-25
4481543      PUEBLO WEST          CO        81007        SFD       8.500         7.250       $1,268.71     360         1-Sep-25
4481551      RIFLE                CO        81650        SFD       8.500         7.250         $602.83     360         1-Sep-25
4481559      JOHNSTOWN            CO        80534        SFD       8.125         7.250       $1,332.79     360         1-Aug-25
4481562      COON RAPIDS          MN        55448        SFD       8.000         7.250       $1,009.67     360         1-Sep-25
4481563      GRAND JUNCTION       CO        81505        SFD       8.750         7.250         $652.97     360         1-Sep-25
4481565      SAGINAW              MN        55779        SFD       8.375         7.250         $756.28     360         1-Sep-25
4481567      DULUTH               MN        55803        SFD       8.250         7.250         $492.84     360         1-Sep-25
4481571      WOODBURY             MN        55125        SFD       8.000         7.250       $1,039.02     360         1-Aug-25
4481578      EAGAN                MN        55122        LCO       7.750         7.250         $419.46     360         1-Aug-25


                                      322

(i)          (ii)                                      (iii)         (iv)         (v)         (vi)         (vii)        (viii)
- -----        -------------------  -----    -----      --------    --------      --------    ----------   --------     ----------
                                                                                  NET
MORTGAGE                                                           MORTGAGE     MORTGAGE     CURRENT     ORIGINAL     SCHEDULED
LOAN                                       ZIP       PROPERTY      INTEREST     INTEREST     MONTHLY     TERM TO      MATURITY
NUMBER       CITY                 STATE    CODE        TYPE        RATE          RATE        PAYMENT     MATURITY     DATE
- --------     -------------------------------------------------    --------      --------    ----------   --------     -----------
4481581      OAKDALE              MN        55128        SFD       8.000         7.250         $981.49     360         1-Jul-25
4481585      RIFLE                CO        81650        MF2       9.250         7.250         $951.43     360         1-Sep-25
4481592      RICHFIELD            MN        55423        SFD       8.125         7.250         $563.56     360         1-Sep-25
4481597      INVER GROVE HEIGHTS  MN        55076        LCO       8.000         7.250         $536.75     360         1-Aug-25
4481692      FRIENDSWOOD          TX        77546        SFD       9.125         7.250         $413.33     360         1-Nov-25
4481915      MANALAPAN            NJ        07726        SFD       8.250         7.250       $1,562.64     360         1-Nov-25
4482215      BOULDER              CO        80301        SFD       8.500         7.250         $769.69     360         1-Nov-25
4482383      PLACIDA              FL        33946        LCO       8.875         7.250       $2,291.46     360         1-Nov-25
4482759      LOS ANGELES          CA        90025        SFD       8.625         7.250       $2,877.83     360         1-Oct-25
4482898      INDIANPALIS          IN        46236        SFD       8.250         7.250       $1,626.50     360         1-Aug-25
4482907      SANTA CRUZ           CA        95062        SFD       8.125         7.250       $1,782.00     360         1-Sep-25
4482921      LOS ANGELES          CA        90035        SFD       8.625         7.250       $2,426.71     360         1-Sep-25
4482955      MISSION VIEJO        CA        92692        SFD       8.375         7.250       $2,308.72     360         1-Sep-25
4482964      NORTH MERRICK        NY        11566        SFD       8.750         7.250         $949.95     360         1-Dec-25
4482970      BRAINTREE            MA        02184        SFD       8.000         7.250       $1,045.62     360         1-Aug-25
4482992      LOS ANGELES          CA        91436        SFD       8.250         7.250       $2,704.56     360         1-Nov-25
4483041      SOUTH LAKE TAHOE     CA        96150        SFD       8.500         7.250       $1,057.26     360         1-Sep-25
4483053      PLACITAS             NM        87043        SFD       8.125         7.250       $2,038.16     360         1-Sep-25
4483067      PACIFICA             CA        94044        SFD       8.125         7.250       $1,744.87     360         1-Sep-25
4483434      FARGO                ND        58103        SFD       8.625         7.250         $934.52     360         1-Sep-25
4483449      PLEASANT HILL        IA        50317        SFD       8.500         7.250         $553.62     360         1-Oct-25
4483456      ANKENY               IA        50021        SFD       8.250         7.250         $384.65     360         1-Sep-25
4483462      MOORPARK             CA        93021        SFD       7.625         7.250       $2,176.47     360         1-Oct-25
4483516      BROOKLYN PARK        MN        55444        SFD       8.375         7.250         $769.20     360         1-Sep-25
4483810      MILLILANI            HI        96789        SFD       7.250         6.980       $2,578.63     360         1-Dec-25
4484528      CONWAY               SC        29526        LCO       8.750         7.250         $417.74     360         1-Sep-25
4484570      SIMI VALLEY          CA        93063        SFD       8.375         7.250       $2,599.45     360         1-Oct-25
4484572      TWO HARBORS          MN        55616        SFD       8.500         7.250         $401.38     360         1-Sep-25
4484587      BELLEVUE             WA        98007        SFD       8.000         7.250         $950.96     360         1-Sep-25
4484592      OLATHE               KS        66062        SFD       8.500         7.250         $622.82     360         1-Oct-25
4484596      PALISADE             CO        81526        SFD       8.750         7.250         $516.08     360         1-Oct-25
4484597      ENGLEWOOD            CO        80110        SFD       8.500         7.250         $701.25     360         1-Sep-25
4484613      MINNETONKA           MN        55345        SFD       8.625         7.250       $1,390.69     360         1-Sep-25
4484620      BEATRICE             NE        68310        LCO       8.750         7.250         $550.70     360         1-Sep-25
4484628      RICHFIELD            MN        55423        SFD       7.875         7.250         $609.06     360         1-Sep-25
4484637      SAVAGE               MN        55378        SFD       8.000         7.250       $1,056.63     360         1-Oct-25
4484646      DULUTH               MN        55811        SFD       8.250         7.250         $661.12     360         1-Sep-25
4484652      MAY TOWNSHIP         MN        55038        SFD       8.875         7.250         $966.71     360         1-Oct-25
4484661      BLUE BELL            PA        19422        SFD       7.375         7.105       $1,577.51     360         1-Aug-25
4484666      ALBUQUERQUE          NM        87104        SFD       8.375         7.250       $1,607.56     360         1-Oct-25
4484667      PUEBLO               CO        81005        SFD       7.875         7.250         $580.06     360         1-Aug-25
4484675      BETHESDA             MD        20814        SFD       8.500         7.250       $3,537.01     360         1-Nov-25
4484686      WICHITA              KS        67208        SFD       8.375         7.250         $760.08     360         1-Oct-25
4484691      MORAGA               CA        94556        SFD       7.750         7.250       $2,005.95     360         1-Oct-25
4484696      PACIFICA             CA        94044        SFD       8.875         7.250       $1,642.22     360         1-Nov-25
4484700      MALIBU               CA        90265        SFD       8.250         7.250       $3,155.32     360         1-Sep-25
4484701      GRAND LAKE           CO        80447        SFD       8.875         7.250         $413.74     360         1-Oct-25
4484708      RANCH PALOS VERDES   CA        90732        SFD       8.000         7.250       $2,163.14     360         1-Oct-25
4484715      SAN MARINO           CA        91108        SFD       7.875         7.250       $2,066.45     360         1-Oct-25


                                      323

(i)          (ii)                                      (iii)         (iv)         (v)         (vi)         (vii)        (viii)
- -----        -------------------  -----    -----      --------    --------      --------    ----------   --------     ----------
                                                                                  NET
MORTGAGE                                                           MORTGAGE     MORTGAGE     CURRENT     ORIGINAL     SCHEDULED
LOAN                                       ZIP       PROPERTY      INTEREST     INTEREST     MONTHLY     TERM TO      MATURITY
NUMBER       CITY                 STATE    CODE        TYPE        RATE          RATE        PAYMENT     MATURITY     DATE
- --------     -------------------------------------------------    --------      --------    ----------   --------     -----------
4484717      MOORPARK             CA        93021        SFD       8.000         7.250       $1,797.72     360         1-Oct-25
4484725      PACIFIC PALISADES    CA        90272        SFD       7.875         7.250       $1,993.94     360         1-Oct-25
4484730      AGOURA               CA        91301        SFD       8.000         7.250       $2,377.40     360         1-Oct-25
4484731      MILFORD              CT        06460        SFD       9.000         7.250       $1,114.41     360         1-Aug-25
4484733      MEDIA                PA        19063        SFD       7.875         7.250         $725.07     360         1-Sep-25
4484737      FAIRFIELD            CT        06430        SFD       8.000         7.250       $1,313.44     360         1-Sep-25
4484739      BRONX                NY        10469        SFD       8.375         7.250       $1,140.11     360         1-Sep-25
4484823      HARLEYSVILLE         PA        19438        SFD       8.750         7.250       $1,927.42     360         1-Dec-25
4485645      HOPKINTON            MA        01748        SFD       8.500         7.250       $1,999.18     360         1-Sep-25
4485673      BEAUMONT             TX        77706        SFD       8.875         7.250         $687.44     360         1-Dec-25
4485797      MIDDLETOWN           NJ        07734        SFD       8.625         7.250         $584.90     360         1-Dec-25
4486327      NEW FAIRFIELD        CT        06812        SFD       8.000         7.250         $953.90     360         1-Nov-25
4486409      PHILADELPHIA         PA        19152        SFD       9.000         7.250         $402.32     360         1-Dec-25
4486625      NORTH TONAWANDA      NY        14120        SFD       8.375         7.250         $513.05     360         1-Nov-25
4486764      WILDWOOD             NJ        08260        HCO       8.750         7.250         $855.54     360         1-Dec-25
4487107      EAST HILLS           NY        11576        SFD       8.250         7.250       $2,328.93     360         1-Dec-25
4487165      OREGON CITY          OR        97045        SFD       7.875         7.250       $2,088.20     360         1-Nov-25
4487200      HOUSTON              TX        77040        SFD       8.000         7.250       $1,561.45     360         1-Nov-25
4487210      ANDOVER              MA        01810        SFD       8.000         7.250       $2,201.30     360         1-Nov-25
4487212      CARMEL               CA        93923        SFD       8.000         7.250       $2,524.15     360         1-Nov-25
4487222      STILWELL             KS        66085        SFD       7.875         7.250       $2,392.73     360         1-Nov-25
4487223      WOODINVILLE          WA        98072        SFD       7.625         7.250       $2,300.33     360         1-Nov-25
4487227      SEATTLE              WA        98117        SFD       7.750         7.250       $1,647.75     360         1-Nov-25
4487229      LIVERMORE            CA        94550        SFD       7.875         7.250       $1,856.18     360         1-Nov-25
4487235      LITTLE ROCK          AR        72205        SFD       7.875         7.250       $2,251.34     360         1-Nov-25
4487236      METAIRIE             LA        70002        SFD       7.875         7.250       $2,175.21     360         1-Nov-25
4487242      WOODINVILLE          WA        98072        SFD       7.750         7.250       $3,008.93     360         1-Nov-25
4487248      MORAGA               CA        94556        SFD       7.750         7.250       $1,890.97     360         1-Nov-25
4487253      FAIRFAX              VA        22027        SFD       7.375         7.105       $2,536.16     360         1-Sep-25
4487259      SARATOGA             CA        95070        SFD       8.000         7.250       $4,109.08     360         1-Nov-25
4487260      LITTLE ROCK          AR        72207        SFD       8.000         7.250       $1,834.41     360         1-Nov-25
4487263      SEATTLE              WA        98177        SFD       7.875         7.250       $1,732.92     360         1-Nov-25
4487270      SAN JOSE             CA        95124        SFD       7.750         7.250       $1,547.45     360         1-Oct-25
4487272      LITTLE ROCK          AR        72211        SFD       8.125         7.250       $1,707.74     360         1-Sep-25
4487287      PRESTON              WA        98050        SFD       7.625         7.250       $1,840.26     360         1-Nov-25
4487302      ATLANTIC BEACH       FL        32233        SFD       8.000         7.250       $2,902.78     360         1-Nov-25
4487486      CATONSVILLE          MD        21228        SFD       8.250         7.250       $1,847.36     360         1-Nov-25
4487492      MCLEAN               VA        22101        SFD       7.500         7.230       $1,845.23     360         1-Nov-25
4487498      POTOMAC              MD        20854        SFD       7.125         6.855       $1,515.87     360         1-Nov-25
4487502      RICHMOND             VA        23233        SFD       7.500         7.230       $2,097.64     360         1-Nov-25
4487507      HERNDON              VA        22071        SFD       7.750         7.250       $1,784.22     360         1-Nov-25
4487541      GLEN ALLEN           VA        23060        SFD       8.500         7.250       $3,075.65     360         1-Nov-25
4487548      SEVERNA PARK         MD        21146        SFD       7.500         7.230       $1,622.18     360         1-Nov-25
4487552      ROCKVILLE            MD        20852        SFD       7.625         7.250       $1,847.34     360         1-Nov-25
4487574      INDIANPOLIS          IN        46278        SFD       8.000         7.250       $3,301.94     360         1-Nov-25
4487598      HONOLULU             HI        96821        SFD       7.875         7.250       $2,972.78     360         1-Oct-25
4487624      HONOLULU             HI        96819        SFD       7.875         7.250       $2,900.28     360         1-Aug-25
4487626      HERNDON              VA        22071        SFD       7.750         7.250       $1,655.99     360         1-Nov-25


                                      324

(i)          (ii)                                      (iii)         (iv)         (v)         (vi)         (vii)        (viii)
- -----        -------------------  -----    -----      --------    --------      --------    ----------   --------     ----------
                                                                                  NET
MORTGAGE                                                           MORTGAGE     MORTGAGE     CURRENT     ORIGINAL     SCHEDULED
LOAN                                       ZIP       PROPERTY      INTEREST     INTEREST     MONTHLY     TERM TO      MATURITY
NUMBER       CITY                 STATE    CODE        TYPE        RATE          RATE        PAYMENT     MATURITY     DATE
- --------     -------------------------------------------------    --------      --------    ----------   --------     -----------
4487636      CLARENCE             NY        14032        SFD       8.375         7.250       $2,705.86     360         1-Nov-25
4487692      DOUGLASVILLE         GA        30135        SFD       8.625         7.250       $1,804.48     360         1-Dec-25
4487750      FLORHOM PARK         NJ        07932        SFD       8.125         7.250       $1,640.92     360         1-Dec-25
4487807      MCKINNEY             TX        75070        SFD       8.500         7.250       $2,385.17     360         1-Oct-25
4487809      GURNEE               IL        60031        THS       8.375         7.250       $1,664.56     360         1-Nov-25
4487811      EDISON               NJ        08820        SFD       8.500         7.250       $2,022.25     360         1-Nov-25
4487812      GLENDORA             CA        91740        SFD       8.250         7.250       $2,337.94     360         1-Nov-25
4487814      LAS VEGAS            NV        89107        SFD       8.375         7.250       $1,870.16     360         1-Nov-25
4487817      MOUNTAIN VIEW        CA        94040        SFD       7.750         7.250       $2,077.60     360         1-Nov-25
4487819      SAN ANSELMO          CA        94960        SFD       7.875         7.250       $2,044.70     360         1-Nov-25
4487820      LITTLE COMPTON       RI        02837        SFD       8.500         7.250       $1,768.50     360         1-Oct-25
4487822      OAKLAND              CA        94611        SFD       8.000         7.250       $2,308.42     360         1-Nov-25
4487824      PASADENA             CA        91105        SFD       8.000         7.250       $2,458.11     360         1-Nov-25
4487825      WEST HILLS           CA        91304        SFD       7.750         7.250       $2,858.48     360         1-Nov-25
4487826      PARK CITY            UT        84060        SFD       8.000         7.250       $2,338.51     360         1-Oct-25
4487829      COLORADO SPRINGS     CO        80904        SFD       8.125         7.250       $2,227.49     360         1-Oct-25
4487830      ALPHARETTA           GA        30202        SFD       8.250         7.250       $2,201.21     360         1-Oct-25
4487835      HAILEY               ID        83333        SFD       8.000         7.250       $1,761.03     360         1-Nov-25
4487837      LOS ANGELES          CA        90004        SFD       8.000         7.250       $3,852.26     360         1-Nov-25
4487838      ANDOVER              MA        01810        SFD       8.375         7.250       $2,166.21     360         1-Nov-25
4487841      EUGENE               OR        97401        SFD       8.250         7.250       $2,434.10     360         1-Oct-25
4487842      BOCA RATON           FL        33428        SFD       8.000         7.250         $843.83     360         1-Oct-25
4487843      SHELTON              CT        06484        LCO       7.875         7.250       $1,500.89     360         1-Oct-25
4487845      ANDOVER              MA        01810        SFD       8.000         7.250       $1,737.56     360         1-Oct-25
4487846      COLONIA              NJ        07067        SFD       8.500         7.250       $1,377.89     360         1-Nov-25
4487847      TULSA                OK        74137        SFD       8.125         7.250       $2,475.86     360         1-Nov-25
4487848      WOODMERE             NY        11598        SFD       7.875         7.250       $1,943.19     360         1-Sep-25
4487850      UPLAND               CA        91784        SFD       8.250         7.250       $2,107.30     360         1-Nov-25
4487852      STAMFORD             CT        06902        SFD       8.375         7.250       $2,548.14     360         1-Oct-25
4487855      HINGHAM              MA        02043        SFD       8.500         7.250       $2,306.74     360         1-Sep-25
4487858      LARCHMONT            NY        10538        SFD       8.375         7.250       $3,420.33     360         1-Nov-25
4487861      GREENWICH            CT        06878        SFD       8.250         7.250       $3,455.83     360         1-Nov-25
4487864      LOS GATOS            CA        95030        SFD       8.000         7.250       $3,844.93     360         1-Nov-25
4487866      WATER MILL           NY        11976        SFD       8.250         7.250       $2,103.55     360         1-Sep-25
4487872      SAN CLEMENTE         CA        92672        SFD       8.375         7.250       $1,775.53     360         1-Oct-25
4487874      OSPREY               FL        34229        SFD       8.125         7.250       $3,623.39     360         1-Nov-25
4487878      GRANVILLE            OH        43023        SFD       8.125         7.250       $2,455.81     360         1-Oct-25
4487879      ENGLEWOOD            CO        80111        SFD       8.375         7.250       $3,154.30     360         1-Oct-25
4487881      GOLDEN               CO        80403        SFD       8.250         7.250       $1,630.25     360         1-Aug-25
4487884      TRUCKEE              CA        96161        SFD       8.125         7.250       $3,385.79     360         1-Nov-25
4487885      SANTA MONICA         CA        90404        SFD       8.000         7.250       $2,034.73     360         1-Nov-25
4487889      ALBUQUERQUE          NM        87104        SFD       8.500         7.250         $346.01     360         1-Oct-25
4487892      HONOLULU             HI        96818        SFD       7.750         7.250       $2,685.47     360         1-Nov-25
4487895      HONOLULU             HI        96813        SFD       7.500         7.230       $2,545.14     360         1-Nov-25
4487900      TORRANCE             CA        90503        SFD       8.375         7.250       $2,401.83     360         1-Oct-25
4487902      JACKSON              WY        83001        SFD       8.250         7.250       $2,422.08     360         1-Oct-25
4487903      SAUGUS               MA        01906        SFD       8.250         7.250         $901.52     360         1-Nov-25
4487905      SANDY                UT        84093        SFD       8.375         7.250       $1,231.32     360         1-Oct-25
4487908      BYFIELD              MA        01922        SFD       8.375         7.250       $2,128.20     360         1-Oct-25


                                      325

(i)          (ii)                                      (iii)         (iv)         (v)         (vi)         (vii)        (viii)
- -----        -------------------  -----    -----      --------    --------      --------    ----------   --------     ----------
                                                                                  NET
MORTGAGE                                                           MORTGAGE     MORTGAGE     CURRENT     ORIGINAL     SCHEDULED
LOAN                                       ZIP       PROPERTY      INTEREST     INTEREST     MONTHLY     TERM TO      MATURITY
NUMBER       CITY                 STATE    CODE        TYPE        RATE          RATE        PAYMENT     MATURITY     DATE
- --------     -------------------------------------------------    --------      --------    ----------   --------     -----------
4487910      BREA                 CA        92621        SFD       8.125         7.250       $1,692.89     360         1-Nov-25
4487911      ST. PETERSBURG       FL        33704        SFD       8.250         7.250         $563.45     360         1-Nov-25
4487912      MISSION VIEJO        CA        92691        SFD       8.250         7.250       $1,677.43     360         1-Nov-25
4487913      SANTA BARBARA        CA        93108        SFD       8.500         7.250       $3,271.73     360         1-Oct-25
4487919      CENTERPORT           NY        11721        SFD       8.500         7.250       $1,999.18     360         1-Nov-25
4487924      SCOTTSDALE           AZ        85260        SFD       8.125         7.250       $2,554.19     360         1-Nov-25
4487930      CLINTON              MS        39056        SFD       8.500         7.250       $1,991.49     360         1-Oct-25
4487932      CHAPPAQUE            NY        10514        SFD       7.875         7.250         $558.30     360         1-Nov-25
4487935      FOLSOM               CA        95630        SFD       8.250         7.250       $1,594.56     360         1-Nov-25
4487937      CAREFREE             AZ        85377        SFD       8.000         7.250       $1,872.57     360         1-Nov-25
4487940      OLD GREENWICH        CT        06870        SFD       8.125         7.250       $1,982.47     360         1-Nov-25
4487941      SAN RAFAEL           CA        94901        SFD       8.375         7.250       $1,872.82     360         1-Nov-25
4487945      CHASKA               MN        55318        SFD       8.500         7.250       $2,690.43     360         1-Oct-25
4487947      CHICAGO              IL        60611        HCO       8.125         7.250       $1,983.95     360         1-Oct-25
4487951      SILVER SPRING        MD        20902        SFD       8.000         7.250       $1,790.39     360         1-Sep-25
4487952      EDMOND               OK        73013        SFD       8.000         7.250       $1,573.19     360         1-Sep-25
4487956      NORTH DARTMOUTH      MA        02747        SFD       8.500         7.250         $768.91     360         1-Nov-25
4487959      MANDEVILLE           LA        70471        SFD       8.000         7.250       $1,907.79     360         1-Nov-25
4487970      BOCA RATON           FL        33486        SFD       8.500         7.250         $615.13     360         1-Nov-25
4487971      VIRGINIA BEACH       VA        23451        SFD       8.500         7.250       $1,972.26     360         1-Oct-25
4487977      COUPEVILLE           WA        98239        SFD       7.625         7.250       $2,243.71     360         1-Nov-25
4487982      WINTER PARK          FL        32789        SFD       8.500         7.250       $3,690.78     360         1-Nov-25
4487984      SALT LAKE CITY       UT        84106        SFD       8.375         7.250       $3,002.29     360         1-Nov-25
4488009      RANCHO CUCAMONGA     CA        91701        SFD       8.375         7.250       $1,964.41     360         1-Oct-25
4488043      FAIRBURN             GA        30213        SFD       8.250         7.250       $1,791.77     360         1-Oct-25
4488072      ALPHARETTA           GA        30202        SFD       8.000         7.250       $3,222.69     360         1-Oct-25
4488082      SOUTH JORDAN         UT        84095        SFD       8.250         7.250       $3,425.78     360         1-Oct-25
4488087      PLANO                TX        75093        SFD       7.500         7.230       $2,796.86     360         1-Nov-25
4488304      TABERNACLE           NJ        08088        SFD       8.625         7.250       $1,673.81     360         1-Dec-25
4488426      SANTA CRUZ           CA        95065        SFD       8.375         7.250       $1,824.18     360         1-Sep-25
4488462      MENLO PARK           CA        94025        SFD       8.500         7.250       $2,968.01     360         1-Nov-25
4488478      LONGWOOD             FL        32779        SFD       7.500         7.230       $1,922.84     360         1-Nov-25
4488482      EL GRANADA           CA        94018        SFD       7.750         7.250       $1,676.40     360         1-Nov-25
4488510      AGOURA HILLS         CA        91301        SFD       8.000         7.250       $2,641.55     360         1-Nov-25
4488517      ORINDA               CA        94563        SFD       7.625         7.250       $1,579.80     360         1-Nov-25
4488523      SANTA BARBARA        CA        93111        SFD       8.125         7.250       $1,670.62     360         1-Nov-25
4488524      BETHANY              CT        06524        SFD       8.625         7.250       $1,866.70     360         1-Oct-25
4488530      GOLDEN               CO        80401        SFD       8.000         7.250       $2,020.79     360         1-Nov-25
4488534      PASADENA             CA        91104        SFD       8.000         7.250       $1,614.28     360         1-Oct-25
4488535      DAMASCUS             MD        20872        SFD       8.500         7.250       $1,956.50     360         1-Oct-25
4488537      VALENCIA             CA        91354        SFD       7.875         7.250       $1,993.94     360         1-Nov-25
4488538      PASADENA             CA        91104        SFD       7.875         7.250       $1,595.15     360         1-Nov-25
4488542      BOCA RATON           FL        33498        SFD       7.875         7.250       $1,472.98     360         1-Nov-25
4488543      GLENCOE              MO        63038        SFD       8.625         7.250       $2,644.49     360         1-Oct-25
4488545      GREENBRAE            CA        94904        SFD       7.750         7.250       $2,396.40     360         1-Nov-25
4488547      FREEHOLD             NJ        07728        SFD       8.250         7.250       $2,467.16     360         1-Nov-25
4488549      NORRISTOWN           PA        19401        SFD       8.375         7.250       $1,793.77     360         1-Sep-25


                                      326

(i)          (ii)                                      (iii)         (iv)         (v)         (vi)         (vii)        (viii)
- -----        -------------------  -----    -----      --------    --------      --------    ----------   --------     ----------
                                                                                  NET
MORTGAGE                                                           MORTGAGE     MORTGAGE     CURRENT     ORIGINAL     SCHEDULED
LOAN                                       ZIP       PROPERTY      INTEREST     INTEREST     MONTHLY     TERM TO      MATURITY
NUMBER       CITY                 STATE    CODE        TYPE        RATE          RATE        PAYMENT     MATURITY     DATE
- --------     -------------------------------------------------    --------      --------    ----------   --------     -----------
4488551      SACRAMENTO           CA        95831        SFD       8.250         7.250       $2,584.36     360         1-Nov-25
4488553      LITCHFIELD PARK      AZ        85340        SFD       8.000         7.250       $1,995.84     360         1-Nov-25
4488554      SCOTTSDALE           AZ        85258        SFD       8.375         7.250       $2,189.01     360         1-Nov-25
4488555      LITTLETON            CO        80127        SFD       8.500         7.250       $3,802.28     360         1-Nov-25
4488556      FREMONT              CA        94536        SFD       8.000         7.250       $1,664.18     360         1-Nov-25
4488557      MARIETTA             GA        30064        SFD       8.000         7.250         $418.25     360         1-Nov-25
4488564      RALEIGH              NC        27606        SFD       7.750         7.250       $1,755.21     360         1-Nov-25
4488568      PORTOLA VALLEY       CA        94028        SFD       7.875         7.250       $2,972.78     360         1-Oct-25
4488569      REDWOOD CITY         CA        94065        SFD       7.375         7.105       $1,747.41     360         1-Nov-25
4488571      VALLEY STREAM        NY        11581        SFD       8.750         7.250         $983.38     360         1-Sep-25
4488574      STUDIO CITY          CA        90604        SFD       8.875         7.250       $1,814.07     360         1-Nov-25
4488575      BOWIE                MD        20721        SFD       8.250         7.250       $1,808.67     360         1-Oct-25
4488576      LA CRESCENTA         CA        91214        SFD       8.000         7.250       $1,783.05     360         1-Nov-25
4488578      NEWPORT BEACH        CA        92625        SFD       8.125         7.250       $3,474.89     360         1-Nov-25
4488580      FAIRFIELD            CT        06430        SFD       8.250         7.250       $1,712.89     360         1-Nov-25
4488583      ROYAL PALM BEACH     FL        33411        SFD       8.500         7.250         $607.83     360         1-Nov-25
4488584      WAKE FOREST          NC        27587        SFD       7.750         7.250       $2,686.55     360         1-Nov-25
4488586      HUNTINGTON BEACH     CA        92648        SFD       7.750         7.250       $2,149.24     360         1-Nov-25
4488587      BOISE                ID        83704        SFD       8.375         7.250       $1,744.37     360         1-Nov-25
4488589      LOS ANGELES          CA        90292        LCO       8.750         7.250       $1,541.93     360         1-Oct-25
4488592      THOUSAND OAKS        CA        91360        SFD       8.750         7.250       $1,337.39     360         1-Oct-25
4488593      BAKERSFIELD          CA        93308        SFD       8.250         7.250       $1,629.50     360         1-Nov-25
4488597      BRENTWOOD            TN        37027        SFD       8.250         7.250       $1,640.77     360         1-Oct-25
4488599      TUCSON               AZ        85715        SFD       8.000         7.250       $2,751.62     360         1-Nov-25
4488600      ALEXANDRIA           VA        22315        SFD       7.500         7.230       $2,383.27     360         1-Oct-25
4488606      LAYTON               UT        84040        SFD       8.125         7.250       $1,781.99     360         1-Nov-25
4488613      SALT LAKE CITY       UT        84103        SFD       8.375         7.250       $2,698.26     360         1-Nov-25
4488617      RANCHO PALOS VERDES  CA        90275        SFD       8.000         7.250       $2,362.72     360         1-Nov-25
4488618      COLLEYVILLE          TX        76034        SFD       7.875         7.250       $3,450.97     360         1-Nov-25
4488619      ARLINGTON            VA        22207        SFD       8.000         7.250       $1,972.36     360         1-Nov-25
4488621      ATLANTA              GA        30307        SFD       8.625         7.250       $3,173.39     360         1-Oct-25
4488623      SAN ANTONIO          TX        78257        SFD       8.000         7.250       $2,582.85     360         1-Nov-25
4488624      BELLAIRE             TX        77401        SFD       7.750         7.250       $1,690.73     360         1-Nov-25
4488625      RIDGECREST           CA        93555        SFD       8.250         7.250       $1,720.02     360         1-Nov-25
4488626      LOS ALTOS            CA        94024        SFD       8.375         7.250       $3,458.33     360         1-Nov-25
4488631      SARATOGA SPRINGS     NY        12866        SFD       8.250         7.250       $2,073.50     360         1-Nov-25
4488634      BRANDON              MS        39042        SFD       8.375         7.250       $1,641.76     360         1-Nov-25
4488636      GLEN GARDNER         NJ        08826        SFD       7.750         7.250       $1,616.23     360         1-Nov-25
4488637      LONGMONT             CO        80503        SFD       8.000         7.250       $1,687.66     360         1-Nov-25
4488641      CARMICHAEL           CA        95608        SFD       7.750         7.250       $1,576.11     360         1-Nov-25
4488643      KENT                 WA        98042        SFD       8.250         7.250       $1,051.77     360         1-Nov-25
4488645      CORONA DEL MAR       CA        92625        SFD       7.875         7.250       $4,277.91     360         1-Nov-25
4488647      MCLEAN               VA        22101        SFD       8.000         7.250       $2,208.63     360         1-Oct-25
4488649      LONG BEACH           NY        11561        SFD       7.875         7.250         $725.07     360         1-Nov-25
4488652      KINGOF PRUSSIA       PA        19406        SFD       7.875         7.250         $809.18     360         1-Oct-25
4488654      SAN JOSE             CA        95126        SFD       8.125         7.250       $1,856.25     360         1-Nov-25
4488655      BLUE BELL            PA        19422        SFD       8.625         7.250       $1,866.70     360         1-Oct-25


                                      327

(i)          (ii)                                      (iii)         (iv)         (v)         (vi)         (vii)        (viii)
- -----        -------------------  -----    -----      --------    --------      --------    ----------   --------     ----------
                                                                                  NET
MORTGAGE                                                           MORTGAGE     MORTGAGE     CURRENT     ORIGINAL     SCHEDULED
LOAN                                       ZIP       PROPERTY      INTEREST     INTEREST     MONTHLY     TERM TO      MATURITY
NUMBER       CITY                 STATE    CODE        TYPE        RATE          RATE        PAYMENT     MATURITY     DATE
- --------     -------------------------------------------------    --------      --------    ----------   --------     -----------
4488657      MIAMI BEACH          FL        33140        SFD       8.250         7.250       $1,975.83     360         1-Nov-25
4488659      BOCA RATON           FL        33428        SFD       8.625         7.250         $933.35     360         1-Oct-25
4488664      BOISE                ID        83712        SFD       8.500         7.250       $1,460.94     360         1-Nov-25
4488671      ROCHESTER            NY        14612        SFD       8.875         7.250       $2,133.92     360         1-Nov-25
4488678      LAS VEGAS            NV        89134        SFD       8.000         7.250       $3,632.14     360         1-Nov-25
4488679      SARASOTA             FL        34239        SFD       8.625         7.250       $1,516.69     360         1-Oct-25
4488681      BOCA RATON           FL        33432        SFD       8.000         7.250       $2,185.52     360         1-Nov-25
4488685      SPRING               TX        77389        SFD       8.250         7.250       $1,712.14     360         1-Oct-25
4488694      DURANGO              CO        81301        SFD       8.750         7.250       $1,180.05     360         1-Nov-25
4488703      PHOENIXVILLE         PA        19460        SFD       8.875         7.250       $2,446.61     360         1-Nov-25
4488706      BERWYN               PA        19312        SFD       8.250         7.250       $1,655.79     360         1-Nov-25
4488707      PACIFIC PALISADES    CA        90272        SFD       8.250         7.250       $4,883.23     360         1-Nov-25
4488711      CARMEL               IN        46033        SFD       8.875         7.250       $1,702.28     360         1-Nov-25
4488729      NEWTON               MA        02158        SFD       8.875         7.250       $3,763.40     360         1-Oct-25
4488730      SCOTTSDALE           AZ        85255        SFD       8.250         7.250       $2,674.51     360         1-Jul-25
4488973      RICHMOND             VA        23233        SFD       7.500         7.230       $2,141.34     360         1-Nov-25
4489169      OCEANSIDE            NY        11572        SFD       8.375         7.250       $1,748.17     360         1-Jun-25
4489173      GERMANTOWN           MD        20876        SFD       8.125         7.250       $1,665.05     360         1-Oct-25
4489177      SAN ANTONIO          TX        78248        SFD       8.375         7.250       $2,233.48     360         1-Oct-25
4489208      GLEN HEAD            NY        11545        SFD       8.250         7.250       $1,164.46     360         1-Jul-25
4489242      CORAL SPRINGS        FL        33071        SFD       8.250         7.250       $2,614.41     360         1-Nov-25
4489465      AUSTIN               TX        78731        SFD       8.125         7.250       $2,242.34     360         1-Nov-25
4489505      MERIDIAN             ID        83642        SFD       8.500         7.250       $1,153.37     360         1-Oct-25
4489636      LAKE ORION           MI        48360        SFD       8.750         7.250         $786.71     360         1-Jan-26
4489874      HOLBROOK             NY        11741        SFD       8.250         7.250         $939.08     360         1-Nov-25
4490415      FAYETTEVILLE         NC        28301        SFD       8.250         7.250       $1,643.02     360         1-Nov-25
4490677      PUEBLO               CO        81001        SFD       8.375         7.250         $585.26     360         1-Sep-25
4490682      DENVER               CO        80219        SFD       8.500         7.250         $511.33     360         1-Oct-25
4490683      PUEBLO               CO        81005        SFD       8.500         7.250         $269.12     360         1-Sep-25
4490693      MONUMENT             CO        80132        SFD       8.000         7.250       $1,898.62     360         1-Sep-25
4490702      ST CHARLES           IL        60175        SFD       8.000         7.250       $1,669.32     360         1-Oct-25
4490706      PUEBLO               CO        81007        SFD       8.250         7.250         $375.64     360         1-Nov-25
4490708      GOLDEN               CO        80403        SFD       8.125         7.250       $1,609.74     360         1-Oct-25
4490718      CHANHASSEN           MN        55317        SFD       8.250         7.250       $1,647.53     360         1-Aug-25
4490723      BILLINGS             MT        59101        SFD       8.500         7.250       $1,626.26     360         1-Oct-25
4490726      LAFAYETTE            CO        80026        SFD       8.375         7.250       $1,750.83     360         1-Sep-25
4490733      SHOREVIEW            MN        55126        SFD       8.125         7.250       $2,138.40     360         1-Nov-25
4490737      PUEBLO WEST          CO        81007        SFD       8.500         7.250         $483.65     360         1-Oct-25
4490744      WESTMINSTER          CO        80030        SFD       8.250         7.250       $1,690.35     360         1-Nov-25
4490751      BLOOMINGTON          MN        55438        SFD       7.625         7.250       $2,052.61     360         1-Sep-25
4490756      ANDOVER              MN        55304        SFD       7.875         7.250       $1,885.19     360         1-Sep-25
4490763      RAMSEY               MN        55303        SFD       8.500         7.250       $1,143.76     360         1-Sep-25
4490773      MAHTOMEDI            MN        55115        SFD       7.750         7.250       $2,521.78     360         1-Nov-25
4490774      BLOOMINGTON          MN        55438        SFD       7.750         7.250         $322.39     360         1-Nov-25
4490777      CARBONDALE           CO        81623        SFD       8.875         7.250       $1,718.60     360         1-Nov-25
4490779      DENVER               CO        80206        SFD       8.125         7.250       $1,690.67     360         1-Oct-25
4490785      AURORA               CO        80017        PUD       8.375         7.250         $186.22     360         1-Aug-25
4490788      CARBONDALE           CO        81623        SFD       8.375         7.250       $1,820.38     360         1-Nov-25


                                      328

(i)          (ii)                                      (iii)         (iv)         (v)         (vi)         (vii)        (viii)
- -----        -------------------  -----    -----      --------    --------      --------    ----------   --------     ----------
                                                                                  NET
MORTGAGE                                                           MORTGAGE     MORTGAGE     CURRENT     ORIGINAL     SCHEDULED
LOAN                                       ZIP       PROPERTY      INTEREST     INTEREST     MONTHLY     TERM TO      MATURITY
NUMBER       CITY                 STATE    CODE        TYPE        RATE          RATE        PAYMENT     MATURITY     DATE
- --------     -------------------------------------------------    --------      --------    ----------   --------     -----------
4490796      BILLINGS             MT        59101        SFD       8.125         7.250       $2,420.55     360         1-Sep-25
4490798      FARGO                ND        58102        SFD       8.500         7.250       $1,673.16     360         1-Sep-25
4490802      EDINA                MN        55436        SFD       8.000         7.250         $973.34     360         1-Oct-25
4490805      BOULDER              CO        80303        SFD       8.375         7.250       $1,777.81     360         1-Sep-25
4490807      PUEBLO               CO        81001        SFD       8.250         7.250         $458.28     360         1-Nov-25
4490810      WOODBURY             MN        55125        SFD       7.500         7.230       $2,712.96     360         1-Sep-25
4490811      OMAHA                NE        68131        SFD       7.875         7.250       $2,443.49     360         1-Oct-25
4490812      BILLINGS             MT        59102        SFD       8.000         7.250       $2,230.65     360         1-Oct-25
4490818      PUEBLO               CO        81004        SFD       8.500         7.250         $269.12     360         1-Oct-25
4490834      WESTMINSTER          CO        80234        SFD       8.250         7.250       $2,065.99     360         1-Sep-25
4490836      DELL RAPIDS          SD        57022        SFD       8.375         7.250       $2,006.60     360         1-Oct-25
4490844      COLORADO SPRINGS     CO        80908        SFD       7.625         7.250       $1,911.05     360         1-Oct-25
4490847      DENVER               CO        80220        SFD       8.375         7.250       $1,675.96     360         1-Oct-25
4490851      SIOUX FALLS          SD        57106        SFD       8.250         7.250       $3,380.70     360         1-Sep-25
4490856      FREMONT              CA        94539        SFD       8.625         7.250       $1,750.03     360         1-Dec-24
4490865      MORGAN HILL          CA        95037        SFD       7.500         7.230       $2,094.85     360         1-Nov-25
4490867      HUDSON               WI        54016        SFD       7.625         7.250       $2,123.39     360         1-Nov-25
4490877      WOODBURY             MN        55125        SFD       8.000         7.250         $336.07     360         1-Oct-25
4490886      NEWCASTLE            WA        98056        SFD       8.500         7.250       $1,943.43     360         1-Nov-25
4490892      FLAGSTAFF            AZ        86001        SFD       8.000         7.250       $3,231.50     360         1-Nov-25
4490905      SAN JOSE             CA        95125        SFD       9.125         7.250       $2,562.94     360         1-Jan-25
4490944      PLANO                TX        75093        SFD       7.500         7.230       $1,758.53     360         1-Sep-25
4490946      BRIGHTON             MA        02135        SFD       8.125         7.250       $1,076.63     360         1-Nov-25
4490949      YARDLEY              PA        19067        SFD       7.625         7.250       $1,734.10     360         1-Nov-25
4490956      JACKSONVILLE         FL        32259        SFD       7.375         7.105       $1,864.82     360         1-Sep-25
4491510      SANTA MONICA         CA        90402        SFD       8.125         7.250       $2,874.21     360         1-Nov-25
4491536      OWINGS MILLS         MD        21117        SFD       8.250         7.250       $1,884.93     360         1-Jan-26
4491896      SANTA CLARITA        CA        91351        SFD       8.500         7.250       $2,272.14     360         1-Dec-25
4491943      AUSTIN               TX        78734        SFD       8.000         7.250       $1,203.38     360         1-Jan-26
4492719      CHICAGO              IL        60657        SFD       8.250         7.250       $2,193.70     360         1-Dec-25
4492725      LAS VEGAS            NV        89130        SFD       8.125         7.250       $1,770.86     360         1-Nov-25
4492735      CARMEL               IN        46032        SFD       8.250         7.250       $1,735.43     360         1-Nov-25
4492739      WYCKOFF              NJ        07481        SFD       8.625         7.250       $1,862.03     360         1-Dec-25
4492747      ARLINGTON HEIGHTS    IL        60004        SFD       8.500         7.250       $1,941.12     360         1-Dec-25
4492751      STATEN ISLAND        NY        10301        SFD       8.750         7.250       $2,053.29     360         1-Nov-25
4492757      NOVI                 MI        48374        SFD       8.375         7.250       $1,717.76     360         1-Nov-25
4492765      CHINO                CA        91710        SFD       8.125         7.250       $1,650.57     360         1-Dec-25
4492789      LOS ANGELES          CA        90068        SFD       8.250         7.250       $1,850.37     360         1-Dec-25
4492794      SAN RAFAEL           CA        94901        SFD       8.250         7.250       $2,133.60     360         1-Dec-25
4492799      CHICAGO              IL        60614        SFD       8.375         7.250       $3,040.29     360         1-Nov-25
4492804      PHOENIX              AZ        85023        SFD       8.250         7.250       $2,975.02     360         1-Dec-25
4492805      SOUTH JORDAN         UT        84095        SFD       8.125         7.250       $1,949.06     360         1-Dec-25
4492827      INCLINE VILLAGE      NV        89450        SFD       8.125         7.250       $2,895.74     360         1-Dec-25
4493555      ORONO                MN        55356        SFD       7.875         7.250       $2,784.27     360         1-Dec-25
4493567      EAGAN                MN        55122        SFD       7.875         7.250       $1,740.17     360         1-Dec-25
4493577      GOLDEN               CO        80401        SFD       8.250         7.250       $1,671.57     360         1-Dec-25
4493587      EVERGREEN            CO        80439        SFD       8.500         7.250       $3,085.27     360         1-Dec-25
4493592      LAKE ZURICH          IL        60047        SFD       8.250         7.250       $1,746.70     360         1-Dec-25
4493836      KILDEER              IL        60047        SFD       8.125         7.250       $2,301.74     360         1-Dec-25


                                      329

(i)          (ii)                                      (iii)         (iv)         (v)         (vi)         (vii)        (viii)
- -----        -------------------  -----    -----      --------    --------      --------    ----------   --------     ----------
                                                                                  NET
MORTGAGE                                                           MORTGAGE     MORTGAGE     CURRENT     ORIGINAL     SCHEDULED
LOAN                                       ZIP       PROPERTY      INTEREST     INTEREST     MONTHLY     TERM TO      MATURITY
NUMBER       CITY                 STATE    CODE        TYPE        RATE          RATE        PAYMENT     MATURITY     DATE
- --------     -------------------------------------------------    --------      --------    ----------   --------     -----------
4493843      GROTON               MA        01450        SFD       8.250         7.250       $1,765.48     360         1-Dec-25
4493848      SYOSSET              NY        11791        SFD       8.500         7.250       $2,114.51     360         1-Dec-25
4493853      SEATTLE              WA        98177        SFD       7.875         7.250       $3,393.32     360         1-Dec-25
4493862      NEWTON               MA        02168        SFD       8.250         7.250       $2,843.55     360         1-Dec-25
4493863      WESTWOOD             MA        02090        SFD       8.125         7.250       $2,376.00     360         1-Dec-25
4493869      LONGWOOD             FL        32779        SFD       7.750         7.250       $2,127.74     360         1-Dec-25
4494763      KAILUA-KONA          HI        96740        SFD       7.875         7.250       $3,407.83     360         1-Dec-25
4494764      HONOLULU             HI        96821        SFD       7.625         7.250       $2,583.45     360         1-Dec-25
4494770      HONOLULU             HI        96821        SFD       7.625         7.250       $2,548.06     360         1-Dec-25
4495225      MILPITAS             CA        95035        SFD       8.125         7.250       $2,450.24     360         1-Dec-25
4495229      PACIFICA             CA        94044        SFD       8.375         7.250       $1,611.35     360         1-Dec-25
4495239      CORTE MADERA         CA        94925        SFD       8.000         7.250       $2,083.89     360         1-Nov-25


                                      330

(i)                     (ix)          (x)    (xi)    (xii)        (xiii)         (xiv)          (xv)
- -----                -------------- ------  -------------------   --------      -----------    -----------
                       CUT-OFF
MORTGAGE               DATE                           MORTGAGE                  MASTER        FIXED
LOAN                   PRINCIPAL                      INSURANCE    SERVICE      SERVICE       RETAINED
NUMBER                 BALANCE        LTV    SUBSIDY  CODE         FEE          FEE           YIELD
- --------             -------------- ------   -------------------  --------     -----------    -----------
3555763                $92,577.54    64.04                          0.250        0.020         1.4800
4465748               $157,725.28    47.88                          0.250        0.020         1.2300
4466452                $60,098.00    70.00                          0.250        0.020         1.3550
4470041                $98,623.74    80.00                          0.250        0.020         1.1050
4474851               $178,212.45    80.00                          0.250        0.020         0.9800
4475897               $102,829.92    79.21                          0.250        0.020         1.4800
4475899               $125,592.29    74.99                          0.250        0.020         1.4800
4476355               $130,846.60    69.25                          0.250        0.020         0.9800
4477072               $227,112.52    95.00                          0.250        0.020         0.7300
4477407               $219,029.29    80.00                          0.250        0.020         0.1050
4477447               $248,740.67    47.62                          0.250        0.020         0.2300
4477454               $234,337.51    76.38                          0.250        0.020         0.3550
4477536               $284,308.20    80.00                          0.250        0.020         0.0000
4477547               $324,597.02    73.26                          0.250        0.020         0.2300
4477998               $499,236.57    64.52                          0.250        0.020         1.8550
4478495               $217,696.29    88.28                          0.250        0.020         0.1050
4479410               $380,446.73    79.38                          0.250        0.020         0.1050
4479879                $84,546.47    80.00                          0.250        0.020         0.8550
4480126                $99,722.00    51.02                          0.250        0.020         0.3550
4480189               $361,258.67    68.22                          0.250        0.020         1.3550
4480261               $219,718.46    80.00                          0.250        0.020         0.7300
4480505               $259,277.20    76.02                          0.250        0.020         0.3550
4481021                $80,648.28    80.00                          0.250        0.020         0.8550
4481050               $316,417.78    73.72                          0.250        0.020         0.1050
4481345               $214,616.44    79.78                          0.250        0.020         1.1050
4481396               $173,692.08    74.47                          0.250        0.020         1.2300
4481433               $150,739.22    77.95                          0.250        0.020         0.8550
4481455               $151,433.33    79.99                          0.250        0.020         0.9800
4481473                $71,832.46    90.00               06         0.250        0.020         1.2300
4481480               $104,962.77    90.00               11         0.250        0.020         1.4800
4481496               $134,563.62    68.88                          0.250        0.020         0.7300
4481498                $59,815.65    40.00                          0.250        0.020         0.9800
4481502               $103,097.08    72.89                          0.250        0.020         0.7300
4481506               $151,029.17    90.00                          0.250        0.020         0.4800
4481516               $110,219.26    90.00               24         0.250        0.020         0.4800
4481528               $117,950.64    80.00                          0.250        0.020         0.8550
4481533               $257,186.91    74.78                          0.250        0.020         0.8550
4481534                $61,665.05    79.36                          0.250        0.020         0.8550
4481535                $95,573.46    80.00                          0.250        0.020         0.8550
4481541                $89,666.96    66.67                          0.250        0.020         0.9800
4481543               $164,493.07    86.84               06         0.250        0.020         0.9800
4481551                $78,159.13    80.00                          0.250        0.020         0.9800
4481559               $178,783.40    78.04                          0.250        0.020         0.6050
4481562               $137,132.12    80.00                          0.250        0.020         0.4800
4481563                $82,757.69    46.11                          0.250        0.020         1.2300
4481565                $99,186.39    39.80                          0.250        0.020         0.8550
4481567                $65,387.90    80.00                          0.250        0.020         0.7300
4481571               $141,020.30    79.55                          0.250        0.020         0.4800
4481578                $58,298.02    79.95                          0.250        0.020         0.2300
4481581               $133,118.99    79.62                          0.250        0.020         0.4800


                                      331

(i)                     (ix)          (x)    (xi)    (xii)        (xiii)         (xiv)          (xv)
- -----                -------------- ------  -------------------   --------      -----------    -----------
                       CUT-OFF
MORTGAGE               DATE                           MORTGAGE                  MASTER        FIXED
LOAN                   PRINCIPAL                      INSURANCE    SERVICE      SERVICE       RETAINED
NUMBER                 BALANCE        LTV    SUBSIDY  CODE         FEE          FEE           YIELD
- --------             -------------- ------   -------------------  --------     -----------    -----------
4481585               $115,345.54    90.00               06         0.250        0.020         1.7300
4481592                $75,648.35    76.74                          0.250        0.020         0.6050
4481597                $72,850.55    79.99                          0.250        0.020         0.4800
4481692                $50,718.27    80.00                          0.250        0.020         1.6050
4481915               $207,599.34    80.00                          0.250        0.020         0.7300
4482215                $99,916.76    65.00                          0.250        0.020         0.9800
4482383               $287,512.03    80.00                          0.250        0.020         1.3550
4482759               $369,116.71    69.68                          0.250        0.020         1.1050
4482898               $215,657.26    95.00               11         0.250        0.020         0.7300
4482907               $239,204.30    78.43                          0.250        0.020         0.6050
4482921               $311,065.62    68.57                          0.250        0.020         1.1050
4482955               $302,792.74    75.00                          0.250        0.020         0.8550
4482964               $120,610.53    75.00                          0.250        0.020         1.2300
4482970               $141,916.62    75.00                          0.250        0.020         0.4800
4482992               $359,306.57    69.23                          0.250        0.020         0.7300
4483041               $137,077.55    69.62                          0.250        0.020         0.9800
4483053               $273,589.92    90.00               06         0.250        0.020         0.6050
4483067               $234,220.90    69.12                          0.250        0.020         0.6050
4483434               $119,790.16    89.00               01         0.250        0.020         1.1050
4483449                $71,823.66    80.00                          0.250        0.020         0.9800
4483456                $51,034.49    80.00                          0.250        0.020         0.7300
4483462               $306,601.23    88.15               01         0.250        0.020         0.1050
4483516               $100,881.04    80.00                          0.250        0.020         0.8550
4483810               $377,408.46    90.00               06         0.250        0.020         0.0000
4484528                $52,944.99    89.24               01         0.250        0.020         1.2300
4484570               $341,140.76    90.00               01         0.250        0.020         0.8550
4484572                $52,039.59    83.52               06         0.250        0.020         0.9800
4484587               $129,159.37    80.00                          0.250        0.020         0.4800
4484592                $80,801.62    89.01               06         0.250        0.020         0.9800
4484596                $65,447.35    80.00                          0.250        0.020         1.2300
4484597                $90,919.81    80.00                          0.250        0.020         0.9800
4484613               $177,451.54    78.94                          0.250        0.020         1.1050
4484620                $69,795.63    70.00                          0.250        0.020         1.2300
4484628                $83,707.13    72.41                          0.250        0.020         0.3550
4484637               $143,609.60    87.80               24         0.250        0.020         0.4800
4484646                $87,715.51    78.57                          0.250        0.020         0.7300
4484652               $121,224.49    90.00               06         0.250        0.020         1.3550
4484661               $227,341.04    80.00                          0.250        0.020         0.0000
4484666               $210,968.60    90.00               13         0.250        0.020         0.8550
4484667                $79,607.28    78.43                          0.250        0.020         0.3550
4484675               $459,158.03    80.00                          0.250        0.020         0.9800
4484686                $99,748.74    80.00                          0.250        0.020         0.8550
4484691               $279,201.84    63.64                          0.250        0.020         0.2300
4484696               $206,050.26    80.00                          0.250        0.020         1.3550
4484700               $418,642.36    79.25                          0.250        0.020         0.7300
4484701                $51,882.07    46.85                          0.250        0.020         1.3550
4484708               $294,000.82    74.63                          0.250        0.020         0.4800
4484715               $284,207.70    65.52                          0.250        0.020         0.3550
4484717               $244,335.84    75.38                          0.250        0.020         0.4800


                                      332

(i)                     (ix)          (x)    (xi)    (xii)        (xiii)         (xiv)          (xv)
- -----                -------------- ------  -------------------   --------      -----------    -----------
                       CUT-OFF
MORTGAGE               DATE                           MORTGAGE                  MASTER        FIXED
LOAN                   PRINCIPAL                      INSURANCE    SERVICE      SERVICE       RETAINED
NUMBER                 BALANCE        LTV    SUBSIDY  CODE         FEE          FEE           YIELD
- --------             -------------- ------   -------------------  --------     -----------    -----------
4484725               $274,235.52    63.07                          0.250        0.020         0.3550
4484730               $323,121.66    77.14                          0.250        0.020         0.4800
4484731               $138,037.43    73.47                          0.250        0.020         1.4800
4484733                $99,651.36    58.82                          0.250        0.020         0.3550
4484737               $178,087.38    68.85                          0.250        0.020         0.4800
4484739               $149,527.27    66.67                          0.250        0.020         0.8550
4484823               $244,717.05    70.00                          0.250        0.020         1.2300
4485645               $259,201.21    80.00                          0.250        0.020         0.9800
4485673                $86,302.76    80.00                          0.250        0.020         1.3550
4485797                $75,110.88    80.00                          0.250        0.020         1.1050
4486327               $129,736.56    38.92                          0.250        0.020         0.4800
4486409                $49,945.16    55.56                          0.250        0.020         1.4800
4486625                $67,373.25    77.14                          0.250        0.020         0.8550
4486764               $108,518.60    75.00                          0.250        0.020         1.2300
4487107               $309,603.28    86.11               12         0.250        0.020         0.7300
4487165               $287,401.49    80.00                          0.250        0.020         0.3550
4487200               $212,368.79    80.00                          0.250        0.020         0.4800
4487210               $299,392.07    80.00                          0.250        0.020         0.4800
4487212               $343,149.70    80.00                          0.250        0.020         0.4800
4487222               $329,314.20    55.93                          0.250        0.020         0.3550
4487223               $324,289.83    70.81                          0.250        0.020         0.1050
4487227               $229,509.85    69.70                          0.250        0.020         0.2300
4487229               $255,467.98    80.00                          0.250        0.020         0.3550
4487235               $309,854.73    90.00               13         0.250        0.020         0.3550
4487236               $299,376.55    57.69                          0.250        0.020         0.3550
4487242               $419,104.96    80.00                          0.250        0.020         0.2300
4487248               $263,387.50    80.00                          0.250        0.020         0.2300
4487253               $365,785.67    90.00               17         0.250        0.020         0.0000
4487259               $558,865.23    72.26                          0.250        0.020         0.4800
4487260               $249,493.41    73.53                          0.250        0.020         0.4800
4487263               $238,503.31    85.36               13         0.250        0.020         0.3550
4487270               $215,384.27    60.00                          0.250        0.020         0.2300
4487272               $229,237.50    79.58                          0.250        0.020         0.6050
4487287               $259,431.87    60.47                          0.250        0.020         0.1050
4487302               $394,798.33    63.30                          0.250        0.020         0.4800
4487486               $245,426.36    78.99                          0.250        0.020         0.7300
4487492               $263,308.76    79.99                          0.250        0.020         0.0000
4487498               $224,456.99    36.59                          0.250        0.020         0.0000
4487502               $298,824.77    69.77                          0.250        0.020         0.0000
4487507               $248,519.27    89.99               12         0.250        0.020         0.2300
4487541               $399,267.89    89.39               12         0.250        0.020         0.9800
4487548               $231,278.33    86.67               12         0.250        0.020         0.0000
4487552               $260,429.69    90.00               12         0.250        0.020         0.1050
4487574               $449,087.99    75.00                          0.250        0.020         0.4800
4487598               $408,860.22    77.65                          0.250        0.020         0.3550
4487624               $398,320.98    80.00                          0.250        0.020         0.3550
4487626               $230,477.25    79.99                          0.250        0.020         0.2300
4487636               $355,280.82    78.46                          0.250        0.020         0.8550
4487692               $231,725.06    74.84                          0.250        0.020         1.1050


                                      333

(i)                     (ix)          (x)    (xi)    (xii)        (xiii)         (xiv)          (xv)
- -----                -------------- ------  -------------------   --------      -----------    -----------
                       CUT-OFF
MORTGAGE               DATE                           MORTGAGE                  MASTER        FIXED
LOAN                   PRINCIPAL                      INSURANCE    SERVICE      SERVICE       RETAINED
NUMBER                 BALANCE        LTV    SUBSIDY  CODE         FEE          FEE           YIELD
- --------             -------------- ------   -------------------  --------     -----------    -----------
4487750               $219,703.11    79.96                          0.250        0.020         0.6050
4487807               $306,771.40    89.99               12         0.250        0.020         0.9800
4487809               $218,588.78    87.60               33         0.250        0.020         0.8550
4487811               $262,518.64    77.35                          0.250        0.020         0.9800
4487812               $310,475.18    80.00                          0.250        0.020         0.7300
4487814               $245,587.98    95.00               12         0.250        0.020         0.8550
4487817               $287,956.67    74.36                          0.250        0.020         0.2300
4487819               $281,413.95    79.44                          0.250        0.020         0.3550
4487820               $229,436.72    88.46               33         0.250        0.020         0.9800
4487822               $313,962.51    80.00                          0.250        0.020         0.4800
4487824               $334,321.16    79.97                          0.250        0.020         0.4800
4487825               $397,894.31    75.28                          0.250        0.020         0.2300
4487826               $317,836.04    74.99                          0.250        0.020         0.4800
4487829               $298,567.83    34.29                          0.250        0.020         0.6050
4487830               $292,244.93    79.90                          0.250        0.020         0.7300
4487835               $239,513.69    41.38                          0.250        0.020         0.4800
4487837               $521,634.76    77.21                          0.250        0.020         0.4800
4487838               $284,464.84    89.91               12         0.250        0.020         0.8550
4487841               $323,165.04    83.08               12         0.250        0.020         0.7300
4487842               $114,688.24    61.50                          0.250        0.020         0.4800
4487843               $206,424.55    90.00               01         0.250        0.020         0.3550
4487845               $236,158.05    80.00                          0.250        0.020         0.4800
4487846               $178,872.00    70.00                          0.250        0.020         0.9800
4487847               $332,791.18    74.10                          0.250        0.020         0.6050
4487848               $267,064.90    80.00                          0.250        0.020         0.3550
4487850               $279,959.72    85.00               12         0.250        0.020         0.7300
4487852               $334,407.74    75.00                          0.250        0.020         0.8550
4487855               $299,007.13    52.17                          0.250        0.020         0.9800
4487858               $449,155.02    68.70                          0.250        0.020         0.8550
4487861               $459,113.94    80.00                          0.250        0.020         0.7300
4487864               $522,938.16    80.00                          0.250        0.020         0.4800
4487866               $279,094.89    68.29                          0.250        0.020         0.7300
4487872               $232,938.67    80.00                          0.250        0.020         0.8550
4487874               $487,035.84    76.25                          0.250        0.020         0.6050
4487878               $329,875.74    90.00               12         0.250        0.020         0.6050
4487879               $413,453.16    69.75                          0.250        0.020         0.8550
4487881               $216,155.35    84.98               06         0.250        0.020         0.7300
4487884               $455,099.06    80.00                          0.250        0.020         0.6050
4487885               $275,521.88    89.89               12         0.250        0.020         0.4800
4487889                $44,818.71    52.94                          0.250        0.020         0.9800
4487892               $370,184.90    90.00               33         0.250        0.020         0.2300
4487895               $363,184.50    68.68                          0.250        0.020         0.0000
4487900               $315,206.10    80.00                          0.250        0.020         0.8550
4487902               $321,569.16    80.00                          0.250        0.020         0.7300
4487903               $118,960.59    67.61                          0.250        0.020         0.7300
4487905               $161,592.98    69.83                          0.250        0.020         0.8550
4487908               $279,122.34    69.48                          0.250        0.020         0.8550
4487910               $227,226.03    80.00                          0.250        0.020         0.6050
4487911                $74,855.55    55.97                          0.250        0.020         0.7300


                                      334

(i)                     (ix)          (x)    (xi)    (xii)        (xiii)         (xiv)          (xv)
- -----                -------------- ------  -------------------   --------      -----------    -----------
                       CUT-OFF
MORTGAGE               DATE                           MORTGAGE                  MASTER        FIXED
LOAN                   PRINCIPAL                      INSURANCE    SERVICE      SERVICE       RETAINED
NUMBER                 BALANCE        LTV    SUBSIDY  CODE         FEE          FEE           YIELD
- --------             -------------- ------   -------------------  --------     -----------    -----------
4487912               $222,849.92    80.00                          0.250        0.020         0.7300
4487913               $424,457.90    37.00                          0.250        0.020         0.9800
4487919               $259,524.11    80.00                          0.250        0.020         0.9800
4487924               $343,320.35    80.00                          0.250        0.020         0.6050
4487930               $257,619.55    92.83               01         0.250        0.020         0.9800
4487932                $76,839.98    10.85                          0.250        0.020         0.3550
4487935               $211,736.05    94.98               12         0.250        0.020         0.7300
4487937               $254,682.85    80.00                          0.250        0.020         0.4800
4487940               $266,472.47    71.20                          0.250        0.020         0.6050
4487941               $245,937.33    80.00                          0.250        0.020         0.8550
4487945               $349,043.06    87.50               12         0.250        0.020         0.9800
4487947               $264,474.33    80.00                          0.250        0.020         0.6050
4487951               $243,170.41    80.00                          0.250        0.020         0.4800
4487952               $213,358.44    80.00                          0.250        0.020         0.4800
4487956                $99,816.97    54.95                          0.250        0.020         0.9800
4487959               $259,103.63    67.53                          0.250        0.020         0.4800
4487970                $79,853.58    48.48                          0.250        0.020         0.9800
4487971               $255,871.83    90.00               01         0.250        0.020         0.9800
4487977               $316,307.30    52.83                          0.250        0.020         0.1050
4487982               $476,743.69    80.00                          0.250        0.020         0.9800
4487984               $394,258.29    79.96                          0.250        0.020         0.8550
4488009               $256,180.04    78.32                          0.250        0.020         0.8550
4488043               $237,885.37    90.00               01         0.250        0.020         0.7300
4488072               $438,009.41    80.00                          0.250        0.020         0.4800
4488082               $454,824.83    80.00                          0.250        0.020         0.7300
4488087               $399,103.84    80.00                          0.250        0.020         0.0000
4488304               $214,944.97    79.85                          0.250        0.020         1.1050
4488426               $239,243.61    76.19                          0.250        0.020         0.8550
4488462               $385,259.28    77.20                          0.250        0.020         0.9800
4488478               $274,383.89    79.71                          0.250        0.020         0.0000
4488482               $233,501.34    73.13                          0.250        0.020         0.2300
4488510               $359,262.00    61.54                          0.250        0.020         0.4800
4488517               $222,671.48    80.00                          0.250        0.020         0.1050
4488523               $224,555.46    84.91               12         0.250        0.020         0.6050
4488524               $239,427.06    75.00                          0.250        0.020         1.1050
4488530               $274,841.93    89.75               12         0.250        0.020         0.4800
4488534               $219,403.61    69.40                          0.250        0.020         0.4800
4488535               $253,826.83    79.99                          0.250        0.020         0.9800
4488537               $274,416.28    66.27                          0.250        0.020         0.3550
4488538               $219,442.49    75.86                          0.250        0.020         0.3550
4488542               $202,525.84    66.39                          0.250        0.020         0.3550
4488543               $337,338.38    87.18               12         0.250        0.020         1.1050
4488545               $333,787.15    68.97                          0.250        0.020         0.2300
4488547               $327,465.38    79.99                          0.250        0.020         0.7300
4488549               $234,416.84    80.00                          0.250        0.020         0.8550
4488551               $343,337.38    79.81                          0.250        0.020         0.7300
4488553               $271,105.41    80.00                          0.250        0.020         0.4800
4488554               $287,459.21    78.90                          0.250        0.020         0.8550
4488555               $493,465.17    79.95                          0.250        0.020         0.9800


                                      335

(i)                     (ix)          (x)    (xi)    (xii)        (xiii)         (xiv)          (xv)
- -----                -------------- ------  -------------------   --------      -----------    -----------
                       CUT-OFF
MORTGAGE               DATE                           MORTGAGE                  MASTER        FIXED
LOAN                   PRINCIPAL                      INSURANCE    SERVICE      SERVICE       RETAINED
NUMBER                 BALANCE        LTV    SUBSIDY  CODE         FEE          FEE           YIELD
- --------             -------------- ------   -------------------  --------     -----------    -----------
4488556               $226,038.41    90.00               12         0.250        0.020         0.4800
4488557                $56,884.49    59.19                          0.250        0.020         0.4800
4488564               $244,477.88    72.06                          0.250        0.020         0.2300
4488568               $408,860.22    37.27                          0.250        0.020         0.3550
4488569               $252,418.90    76.79                          0.250        0.020         0.0000
4488571               $124,635.11    69.44                          0.250        0.020         1.2300
4488574               $227,613.69    80.00                          0.250        0.020         1.3550
4488575               $240,028.90    94.99               01         0.250        0.020         0.7300
4488576               $242,507.58    90.00               01         0.250        0.020         0.4800
4488578               $466,977.31    82.83               33         0.250        0.020         0.6050
4488580               $227,560.82    95.00               12         0.250        0.020         0.7300
4488583                $78,905.31    69.96                          0.250        0.020         0.9800
4488584               $373,835.10    69.44                          0.250        0.020         0.2300
4488586               $299,360.67    68.00                          0.250        0.020         0.2300
4488587               $229,069.05    91.80               01         0.250        0.020         0.8550
4488589               $195,543.99    70.00                          0.250        0.020         1.2300
4488592               $169,604.47    53.97                          0.250        0.020         1.2300
4488593               $216,381.17    90.00               12         0.250        0.020         0.7300
4488597               $217,837.15    95.00               17         0.250        0.020         0.7300
4488599               $374,240.09    64.66                          0.250        0.020         0.4800
4488600               $339,828.64    89.99               01         0.250        0.020         0.0000
4488606               $239,525.84    80.00                          0.250        0.020         0.6050
4488613               $354,333.39    56.80                          0.250        0.020         0.8550
4488617               $321,347.52    71.56                          0.250        0.020         0.4800
4488618               $471,464.48    77.52                          0.250        0.020         0.3550
4488619               $268,255.31    80.00                          0.250        0.020         0.4800
4488621               $407,026.04    80.00                          0.250        0.020         1.1050
4488623               $351,286.72    80.00                          0.250        0.020         0.4800
4488624               $235,497.08    79.73                          0.250        0.020         0.2300
4488625               $228,003.85    95.00               12         0.250        0.020         0.7300
4488626               $453,539.34    70.00                          0.250        0.020         0.8550
4488631               $275,089.40    75.00                          0.250        0.020         0.7300
4488634               $215,594.40    90.00               01         0.250        0.020         0.8550
4488636               $225,119.22    80.00                          0.250        0.020         0.2300
4488637               $229,533.92    71.88                          0.250        0.020         0.4800
4488641               $219,531.15    78.57                          0.250        0.020         0.2300
4488643               $139,629.31    61.67                          0.250        0.020         0.7300
4488645               $588,773.89    56.19                          0.250        0.020         0.3550
4488647               $300,184.03    80.00                          0.250        0.020         0.4800
4488649                $99,792.18    64.52                          0.250        0.020         0.3550
4488652               $110,551.65    63.77                          0.250        0.020         0.3550
4488654               $249,506.08    77.88                          0.250        0.020         0.6050
4488655               $239,427.06    75.00                          0.250        0.020         1.1050
4488657               $262,493.42    79.94                          0.250        0.020         0.7300
4488659               $119,636.74    64.86                          0.250        0.020         1.1050
4488664               $189,652.23    59.38                          0.250        0.020         0.9800
4488671               $267,745.58    90.00               01         0.250        0.020         1.3550
4488678               $493,996.96    75.00                          0.250        0.020         0.4800
4488679               $194,534.50    59.09                          0.250        0.020         1.1050


                                      336

(i)                     (ix)          (x)    (xi)    (xii)        (xiii)         (xiv)          (xv)
- -----                -------------- ------  -------------------   --------      -----------    -----------
                       CUT-OFF
MORTGAGE               DATE                           MORTGAGE                  MASTER        FIXED
LOAN                   PRINCIPAL                      INSURANCE    SERVICE      SERVICE       RETAINED
NUMBER                 BALANCE        LTV    SUBSIDY  CODE         FEE          FEE           YIELD
- --------             -------------- ------   -------------------  --------     -----------    -----------
4488681               $297,246.43    70.00                          0.250        0.020         0.4800
4488685               $227,312.66    95.00               01         0.250        0.020         0.7300
4488694               $149,739.21    58.82                          0.250        0.020         1.2300
4488703               $306,886.37    75.00                          0.250        0.020         1.3550
4488706               $219,975.47    95.00               33         0.250        0.020         0.7300
4488707               $648,747.99    65.00                          0.250        0.020         0.7300
4488711               $213,128.48    89.84               01         0.250        0.020         1.3550
4488729               $471,927.49    74.84                          0.250        0.020         1.3550
4488730               $354,377.78    80.00                          0.250        0.020         0.7300
4488973               $304,730.32    79.99                          0.250        0.020         0.0000
4489169               $228,827.99    90.20               33         0.250        0.020         0.8550
4489173               $223,455.22    70.23                          0.250        0.020         0.6050
4489177               $292,461.97    87.72               01         0.250        0.020         0.8550
4489208               $154,293.72    71.10                          0.250        0.020         0.7300
4489242               $347,329.68    80.00                          0.250        0.020         0.7300
4489465               $301,367.45    79.47                          0.250        0.020         0.6050
4489505               $149,024.10    68.18                          0.250        0.020         0.9800
4489636                $99,942.46    75.76                          0.250        0.020         1.2300
4489874               $124,759.25    54.47                          0.250        0.020         0.7300
4490415               $217,845.65    90.00               12         0.250        0.020         0.7300
4490677                $76,757.33    66.96                          0.250        0.020         0.8550
4490682                $66,337.13    70.00                          0.250        0.020         0.9800
4490683                $34,892.48    54.69                          0.250        0.020         0.9800
4490693               $257,870.24    75.00                          0.250        0.020         0.4800
4490702               $226,883.25    73.39                          0.250        0.020         0.4800
4490706                $49,903.67    45.45                          0.250        0.020         0.7300
4490708               $216,226.93    80.00                          0.250        0.020         0.6050
4490718               $218,363.36    79.99                          0.250        0.020         0.7300
4490723               $210,981.98    90.00               06         0.250        0.020         0.9800
4490726               $229,624.04    71.98                          0.250        0.020         0.8550
4490733               $287,430.96    80.00                          0.250        0.020         0.6050
4490737                $62,745.94    69.97                          0.250        0.020         0.9800
4490744               $224,566.62    76.27                          0.250        0.020         0.7300
4490751               $288,937.06    79.45                          0.250        0.020         0.1050
4490756               $257,080.35    78.08                          0.250        0.020         0.3550
4490763               $148,293.01    70.00                          0.250        0.020         0.9800
4490773               $351,249.83    74.89                          0.250        0.020         0.2300
4490774                $44,904.08    34.38                          0.250        0.020         0.2300
4490777               $215,634.00    90.00               12         0.250        0.020         1.3550
4490779               $227,098.11    90.00               06         0.250        0.020         0.6050
4490785                $24,407.01    70.00                          0.250        0.020         0.8550
4490788               $239,050.27    59.88                          0.250        0.020         0.8550
4490796               $324,919.17    73.57                          0.250        0.020         0.6050
4490798               $216,780.40    78.56                          0.250        0.020         0.9800
4490802               $132,290.39    70.00                          0.250        0.020         0.4800
4490805               $232,552.33    90.00               06         0.250        0.020         0.8550
4490807                $60,882.49    68.54                          0.250        0.020         0.7300
4490810               $386,542.09    84.35                          0.250        0.020         0.0000
4490811               $336,043.33    74.89                          0.250        0.020         0.3550


                                      337

(i)                     (ix)          (x)    (xi)    (xii)        (xiii)         (xiv)          (xv)
- -----                -------------- ------  -------------------   --------      -----------    -----------
                       CUT-OFF
MORTGAGE               DATE                           MORTGAGE                  MASTER        FIXED
LOAN                   PRINCIPAL                      INSURANCE    SERVICE      SERVICE       RETAINED
NUMBER                 BALANCE        LTV    SUBSIDY  CODE         FEE          FEE           YIELD
- --------             -------------- ------   -------------------  --------     -----------    -----------
4490812               $303,175.88    80.00                          0.250        0.020         0.4800
4490818                $34,914.29    53.85                          0.250        0.020         0.9800
4490834               $274,111.04    67.07                          0.250        0.020         0.7300
4490836               $263,336.69    80.00                          0.250        0.020         0.8550
4490844               $269,210.51    77.14                          0.250        0.020         0.1050
4490847               $219,946.03    70.00                          0.250        0.020         0.8550
4490851               $448,545.39    78.26                          0.250        0.020         0.7300
4490856               $223,050.76    55.83                          0.250        0.020         1.1050
4490865               $298,928.77    80.00                          0.250        0.020         0.0000
4490867               $299,344.43    80.00                          0.250        0.020         0.1050
4490877                $45,675.81    56.67                          0.250        0.020         0.4800
4490886               $252,287.39    80.00                          0.250        0.020         0.9800
4490892               $438,763.73    79.93                          0.250        0.020         0.4800
4490905               $312,718.60    60.00                          0.250        0.020         1.6050
4490944               $250,555.03    66.83                          0.250        0.020         0.0000
4490946               $144,680.97    74.36                          0.250        0.020         0.6050
4490949               $244,464.62    78.39                          0.250        0.020         0.1050
4490956               $268,960.07    90.00               01         0.250        0.020         0.0000
4491510               $386,335.19    64.52                          0.250        0.020         0.6050
4491536               $250,740.01    87.15               11         0.250        0.020         0.7300
4491896               $294,666.61    79.86                          0.250        0.020         0.9800
4491943               $163,889.95    80.00                          0.250        0.020         0.4800
4492719               $291,626.32    73.92                          0.250        0.020         0.7300
4492725               $238,028.77    90.00               12         0.250        0.020         0.6050
4492735               $230,555.04    71.52                          0.250        0.020         0.7300
4492739               $239,116.30    90.00               01         0.250        0.020         1.1050
4492747               $252,143.05    90.00               12         0.250        0.020         0.9800
4492751               $260,546.22    90.00               11         0.250        0.020         1.2300
4492757               $225,575.64    78.88                          0.250        0.020         0.8550
4492765               $221,666.51    90.00               12         0.250        0.020         0.6050
4492789               $245,984.80    82.93               12         0.250        0.020         0.7300
4492794               $283,636.55    80.00                          0.250        0.020         0.7300
4492799               $399,248.91    72.07                          0.250        0.020         0.8550
4492804               $395,435.37    87.44               12         0.250        0.020         0.7300
4492805               $261,652.02    79.55                          0.250        0.020         0.6050
4492827               $389,488.05    75.73                          0.250        0.020         0.6050
4493555               $383,469.73    78.37                          0.250        0.020         0.3550
4493567               $239,668.58    80.00                          0.250        0.020         0.3550
4493577               $222,215.26    65.44                          0.250        0.020         0.7300
4493587               $400,762.12    75.00                          0.250        0.020         0.9800
4493592               $232,202.46    88.57               11         0.250        0.020         0.7300
4493836               $309,593.07    71.68                          0.250        0.020         0.6050
4493843               $234,699.26    77.30                          0.250        0.020         0.7300
4493848               $274,665.63    73.33                          0.250        0.020         0.9800
4493853               $467,353.75    90.00               06         0.250        0.020         0.3550
4493862               $378,015.62    63.08                          0.250        0.020         0.7300


                                      338

(i)                     (ix)          (x)    (xi)    (xii)        (xiii)         (xiv)          (xv)
- -----                -------------- ------  -------------------   --------      -----------    -----------
                       CUT-OFF
MORTGAGE               DATE                           MORTGAGE                  MASTER        FIXED
LOAN                   PRINCIPAL                      INSURANCE    SERVICE      SERVICE       RETAINED
NUMBER                 BALANCE        LTV    SUBSIDY  CODE         FEE          FEE           YIELD
- --------             -------------- ------   -------------------  --------     -----------    -----------
4493863               $319,579.92    64.91                          0.250        0.020         0.6050
4493869               $296,524.08    90.00               01         0.250        0.020         0.2300
4494763               $469,350.97    59.49                          0.250        0.020         0.3550
4494764               $364,469.96    57.03                          0.250        0.020         0.1050
4494770               $359,477.22    80.00                          0.250        0.020         0.1050
4495225               $329,566.80    77.65                          0.250        0.020         0.6050
4495229               $211,735.54    80.00                          0.250        0.020         0.8550
4495239               $283,424.50    80.00                          0.250        0.020         0.4800
                   ===============
                   $97,451,469.86


WAC:        8.1532
WAM:      356.4278
WALTV:     76.3353



                                      339

(i)          (xvi)                                             (xvii)
- -----        -----------                                       -----------

MORTGAGE                                                       PHMC
LOAN                                                           LOAN
NUMBER       SERVICER                                          SELLER
- --------     ------------------------------------------------- -------------------------------------------------
3555763      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4465748      NATIONAL CITY MORTGAGE CO.                        NATIONAL CITY MORTGAGE CO.
4466452      FIRST TOWN MORTGAGE CORP.                         FIRST TOWN MORTGAGE CORP.
4470041      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4474851      FIRST TOWN MORTGAGE CORP.                         FIRST TOWN MORTGAGE CORP.
4475897      FIRST TOWN MORTGAGE CORP.                         FIRST TOWN MORTGAGE CORP.
4475899      FIRST TOWN MORTGAGE CORP.                         FIRST TOWN MORTGAGE CORP.
4476355      FIRST TOWN MORTGAGE CORP.                         FIRST TOWN MORTGAGE CORP.
4477072      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4477407      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4477447      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4477454      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4477536      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4477547      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4477998      FIRST TOWN MORTGAGE CORP.                         FIRST TOWN MORTGAGE CORP.
4478495      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4479410      BANK OF HAWAII                                    BANK OF HAWAII
4479879      NATIONAL CITY MORTGAGE CO.                        NATIONAL CITY MORTGAGE CO.
4480126      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4480189      FIRST TOWN MORTGAGE CORP.                         FIRST TOWN MORTGAGE CORP.
4480261      FIRST TOWN MORTGAGE CORP.                         FIRST TOWN MORTGAGE CORP.
4480505      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4481021      FIRST TOWN MORTGAGE CORP.                         FIRST TOWN MORTGAGE CORP.
4481050      BANK OF HAWAII                                    BANK OF HAWAII
4481345      FIRST TOWN MORTGAGE CORP.                         FIRST TOWN MORTGAGE CORP.
4481396      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4481433      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481455      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481473      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481480      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481496      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481498      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481502      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481506      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481516      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481528      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481533      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481534      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481535      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481541      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481543      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481551      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481559      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481562      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481563      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481565      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481567      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481571      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481578      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481581      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION


                                      340

(i)          (xvi)                                             (xvii)
- -----        -----------                                       -----------

MORTGAGE                                                       PHMC
LOAN                                                           LOAN
NUMBER       SERVICER                                          SELLER
- --------     ------------------------------------------------- -------------------------------------------------
4481585      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481592      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481597      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4481692      FIRST TOWN MORTGAGE CORP.                         FIRST TOWN MORTGAGE CORP.
4481915      FIRST TOWN MORTGAGE CORP.                         FIRST TOWN MORTGAGE CORP.
4482215      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4482383      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4482759      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4482898      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4482907      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4482921      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4482955      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4482964      COLUMBIA EQUITIES, LTD.                           COLUMBIA EQUITIES, LTD.
4482970      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4482992      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4483041      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4483053      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4483067      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4483434      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4483449      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4483456      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4483462      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4483516      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4483810      BANK OF HAWAII                                    BANK OF HAWAII
4484528      AMERICAN HOME FUNDING, INC.                       AMERICAN HOME FUNDING, INC.
4484570      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4484572      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4484587      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4484592      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4484596      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4484597      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4484613      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4484620      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4484628      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4484637      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4484646      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4484652      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4484661      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4484666      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4484667      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4484675      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4484686      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4484691      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4484696      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4484700      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4484701      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4484708      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4484715      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4484717      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.


                                      341

(i)          (xvi)                                             (xvii)
- -----        -----------                                       -----------

MORTGAGE                                                       PHMC
LOAN                                                           LOAN
NUMBER       SERVICER                                          SELLER
- --------     ------------------------------------------------- -------------------------------------------------
4484725      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4484730      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4484731      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4484733      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4484737      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4484739      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4484823      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4485645      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4485673      FIRST TOWN MORTGAGE CORP.                         FIRST TOWN MORTGAGE CORP.
4485797      FIRST TOWN MORTGAGE CORP.                         FIRST TOWN MORTGAGE CORP.
4486327      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4486409      FIRST TOWN MORTGAGE CORP.                         FIRST TOWN MORTGAGE CORP.
4486625      AMERICAN HOME FUNDING, INC.                       AMERICAN HOME FUNDING, INC.
4486764      FIRST TOWN MORTGAGE CORP.                         FIRST TOWN MORTGAGE CORP.
4487107      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4487165      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4487200      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4487210      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4487212      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4487222      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4487223      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4487227      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4487229      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4487235      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4487236      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4487242      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4487248      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4487253      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4487259      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4487260      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4487263      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4487270      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4487272      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4487287      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4487302      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4487486      AMERICAN HOME FUNDING, INC.                       AMERICAN HOME FUNDING, INC.
4487492      AMERICAN HOME FUNDING, INC.                       AMERICAN HOME FUNDING, INC.
4487498      AMERICAN HOME FUNDING, INC.                       AMERICAN HOME FUNDING, INC.
4487502      AMERICAN HOME FUNDING, INC.                       AMERICAN HOME FUNDING, INC.
4487507      AMERICAN HOME FUNDING, INC.                       AMERICAN HOME FUNDING, INC.
4487541      AMERICAN HOME FUNDING, INC.                       AMERICAN HOME FUNDING, INC.
4487548      AMERICAN HOME FUNDING, INC.                       AMERICAN HOME FUNDING, INC.
4487552      AMERICAN HOME FUNDING, INC.                       AMERICAN HOME FUNDING, INC.
4487574      AMERICAN HOME FUNDING, INC.                       AMERICAN HOME FUNDING, INC.
4487598      INTERNATIONAL SAVINGS & LOAN                      INTERNATIONAL SAVINGS & LOAN
4487624      INTERNATIONAL SAVINGS & LOAN                      INTERNATIONAL SAVINGS & LOAN
4487626      AMERICAN HOME FUNDING, INC.                       AMERICAN HOME FUNDING, INC.
4487636      AMERICAN HOME FUNDING, INC.                       AMERICAN HOME FUNDING, INC.
4487692      FIRST TOWN MORTGAGE CORP.                         FIRST TOWN MORTGAGE CORP.


                                      342

(i)          (xvi)                                             (xvii)
- -----        -----------                                       -----------

MORTGAGE                                                       PHMC
LOAN                                                           LOAN
NUMBER       SERVICER                                          SELLER
- --------     ------------------------------------------------- -------------------------------------------------
4487750      FIRST TOWN MORTGAGE CORP.                         FIRST TOWN MORTGAGE CORP.
4487807      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487809      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487811      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487812      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487814      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487817      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487819      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487820      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487822      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487824      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487825      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487826      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487829      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487830      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487835      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487837      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487838      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487841      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487842      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487843      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487845      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487846      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487847      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487848      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487850      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487852      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487855      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487858      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487861      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487864      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487866      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487872      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487874      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487878      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487879      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487881      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487884      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487885      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487889      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487892      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487895      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487900      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487902      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487903      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487905      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487908      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487910      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.


                                      343

(i)          (xvi)                                             (xvii)
- -----        -----------                                       -----------

MORTGAGE                                                       PHMC
LOAN                                                           LOAN
NUMBER       SERVICER                                          SELLER
- --------     ------------------------------------------------- -------------------------------------------------
4487911      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487912      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487913      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487919      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487924      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487930      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487932      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487935      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487937      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487940      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487941      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487945      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487947      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487951      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487952      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487956      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487959      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487970      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487971      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487977      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487982      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4487984      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488009      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488043      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488072      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488082      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488087      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488304      FIRST TOWN MORTGAGE CORP.                         FIRST TOWN MORTGAGE CORP.
4488426      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4488462      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488478      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488482      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488510      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488517      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488523      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488524      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488530      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488534      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488535      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488537      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488538      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488542      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488543      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488545      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488547      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488549      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488551      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488553      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488554      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.


                                      344

(i)          (xvi)                                             (xvii)
- -----        -----------                                       -----------

MORTGAGE                                                       PHMC
LOAN                                                           LOAN
NUMBER       SERVICER                                          SELLER
- --------     ------------------------------------------------- -------------------------------------------------
4488555      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488556      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488557      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488564      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488568      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488569      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488571      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488574      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488575      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488576      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488578      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488580      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488583      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488584      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488586      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488587      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488589      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488592      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488593      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488597      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488599      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488600      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488606      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488613      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488617      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488618      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488619      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488621      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488623      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488624      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488625      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488626      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488631      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488634      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488636      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488637      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488641      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488643      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488645      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488647      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488649      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488652      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488654      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488655      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488657      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488659      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488664      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488671      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488678      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488679      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488681      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.


                                      345

(i)          (xvi)                                             (xvii)
- -----        -----------                                       -----------

MORTGAGE                                                       PHMC
LOAN                                                           LOAN
NUMBER       SERVICER                                          SELLER
- --------     ------------------------------------------------- -------------------------------------------------
4488685      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488694      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488703      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488706      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488707      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488711      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488729      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488730      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4488973      AMERICAN HOME FUNDING, INC.                       AMERICAN HOME FUNDING, INC.
4489169      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4489173      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4489177      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4489208      BARNETT MORTGAGE COMPANY                          BARNETT MORTGAGE COMPANY
4489242      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4489465      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4489505      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4489636      NATIONAL CITY MORTGAGE CO.                        NATIONAL CITY MORTGAGE CO.
4489874      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4490415      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4490677      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490682      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490683      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490693      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490702      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490706      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490708      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490718      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490723      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490726      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490733      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490737      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490744      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490751      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490756      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490763      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490773      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490774      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490777      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490779      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490785      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490788      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490796      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490798      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490802      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490805      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490807      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490810      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490811      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490812      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490818      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION


                                      346

(i)          (xvi)                                             (xvii)
- -----        -----------                                       -----------

MORTGAGE                                                       PHMC
LOAN                                                           LOAN
NUMBER       SERVICER                                          SELLER
- --------     ------------------------------------------------- -------------------------------------------------
4490834      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490836      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490844      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490847      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490851      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490856      GMAC MORTGAGE CORP. OF PA                         GMAC MORTGAGE CORP. OF PA
4490865      GMAC MORTGAGE CORP. OF PA                         GMAC MORTGAGE CORP. OF PA
4490867      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490877      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4490886      GMAC MORTGAGE CORP. OF PA                         GMAC MORTGAGE CORP. OF PA
4490892      GMAC MORTGAGE CORP. OF PA                         GMAC MORTGAGE CORP. OF PA
4490905      GMAC MORTGAGE CORP. OF PA                         GMAC MORTGAGE CORP. OF PA
4490944      GMAC MORTGAGE CORP. OF PA                         GMAC MORTGAGE CORP. OF PA
4490946      GMAC MORTGAGE CORP. OF PA                         GMAC MORTGAGE CORP. OF PA
4490949      GMAC MORTGAGE CORP. OF PA                         GMAC MORTGAGE CORP. OF PA
4490956      GMAC MORTGAGE CORP. OF PA                         GMAC MORTGAGE CORP. OF PA
4491510      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4491536      FIRST TOWN MORTGAGE CORP.                         FIRST TOWN MORTGAGE CORP.
4491896      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4491943      FIRST TOWN MORTGAGE CORP.                         FIRST TOWN MORTGAGE CORP.
4492719      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4492725      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4492735      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4492739      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4492747      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4492751      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4492757      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4492765      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4492789      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4492794      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4492799      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4492804      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4492805      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4492827      COUNTRYWIDE FUNDING CORP.                         COUNTRYWIDE FUNDING CORP.
4493555      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4493567      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4493577      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4493587      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4493592      FBS MORTGAGE CORPORATION                          FBS MORTGAGE CORPORATION
4493836      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4493843      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4493848      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4493853      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4493862      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4493863      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4493869      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4494763      BANK OF HAWAII                                    BANK OF HAWAII
4494764      BANK OF HAWAII                                    BANK OF HAWAII
4494770      BANK OF HAWAII                                    BANK OF HAWAII
4495225      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4495229      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP
4495239      BANCBOSTON MORTGAGE CORP                          BANCBOSTON MORTGAGE CORP


                                    EXHIBIT G


                               REQUEST FOR RELEASE
                       (for Trust Administrator/Custodian)


Loan Information

        Name of Mortgagor:              -----------------------------

        Servicer
        Loan No.:                       -----------------------------

Custodian/Trust Administrator

        Name:                           -----------------------------

        Address:                        -----------------------------

                                        -----------------------------
        Custodian/Trust Administrator
        Mortgage File No.:              -----------------------------

Seller

        Name:                           -----------------------------

        Address:                        -----------------------------

                                        -----------------------------

                                  Certificates:
                      Mortgage Pass-Through Certificates,

                                 Series 1996-2


               The undersigned Master Servicer hereby acknowledges that it has received from First Bank National Association, as Trust Administrator for the Holders of Mortgage Pass-Through Certificates, Series 1996-2, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of February 26, 1996 (the "Pooling and Servicing Agreement") among the Trust Administrator, the Seller, the Master Servicer and Firstar Trust Company, as Trustee.

(  )    Promissory Note dated  ______________,  199__, in
        the original principal sum of $___________, made by ____________________, payable to, or endorsed to the order of, the Trustee.

(  )    Mortgage  recorded  on  _____________________  as
        instrument  no.   ______________  in  the  County
        Recorder's    Office    of    the    County    of
        ____________________,           State          of
        _______________________    in    book/reel/docket
        ____________________   of  official   records  at
        page/image ____________.

(  )    Deed of Trust  recorded  on  ____________________
        as  instrument  no.   _________________   in  the
        County   Recorder's   Office  of  the  County  of
        ___________________,  State of  _________________
        in   book/reel/docket   ____________________   of
        official records at page/image ____________.

(  )    Assignment  of  Mortgage  or Deed of Trust to the
        Trustee,                recorded               on
        ______________________________  as instrument no.
        ______________  in the County  Recorder's  Office
        of the  County of  ______________________,  State
        of   _____________________   in  book/reel/docket
        ____________________   of  official   records  at
        page/image ____________.

(  )    Other   documents,   including  any   amendments,
        assignments or other  assumptions of the Mortgage
        Note or Mortgage.

        (                                               )
        ---------------------------------------------

        (  )
        ---------------------------------------------

        (                                               )
        ---------------------------------------------

        (                                               )
        ---------------------------------------------

        The undersigned Master Servicer hereby acknowledges and agrees as follows:

               (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trust Administrator, solely for the purposes provided in the Agreement.

               (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

               (3) The Master Servicer shall return the Documents to the Trust Administrator when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

               (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trust Administrator, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                        SECURITIZED ASSET SERVICES
                                        CORPORATION

                                        By:
                                            --------------------------

                                        Title:
                                              ------------------------
Date: ________________, 19__

                        EXHIBIT H


                                                   AFFIDAVIT PURSUANT TO SECTION
                                                      860E(e)(4) OF THE INTERNAL
                                                        REVENUE CODE OF 1986, AS
                                                      AMENDED, AND FOR NON-ERISA
                                                                       INVESTORS

STATE OF                 )
                      ) ss:
COUNTY OF                )

               [NAME  OF   OFFICER],   being  first  duly
sworn, deposes and says:

               1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ] [United States], on behalf of which he makes this affidavit.

               2.     That   the   Purchaser's   Taxpayer
Identification Number is [             ].

               3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5),of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a
"disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring The Prudential Home Mortgage Securities Company, Inc. Mortgage Pass-Through Certificates, Series 1996-2, Class A-R Certificate (the "Class A-R Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code
Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan subject to the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") and/or Code Section 4975 or any governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person investing the assets of such a Plan.

               4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class A-R Certificate as they become due.

               5.  That  the  Purchaser   understands  that  it  may  incur  tax
liabilities with respect to the Class A-R Certificate in excess of cash flows generated by the Class A-R Certificate.

               6. That the Purchaser will not transfer the Class A-R Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

               7. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trust Administrator with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trust Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

               8. That the  Purchaser  agrees to such  amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class A-R Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 7 hereof.

               9. That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the REMIC pursuant to
Section 3.01 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

               IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ___ day of , 19 __.

                                           [NAME       OF
                                   PURCHASER]



                                            By:__________________________
                                            [Name      of
                                            Officer]

                                            [Title     of
                                            Officer]


               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.


               Subscribed and sworn before me this __ day of , 19 __.

- -----------------------------
NOTARY PUBLIC

COUNTY OF____________________

STATE OF_____________________

My commission expires the __ day of __________, 19__.

                                    EXHIBIT I


                [Letter from Transferor of Class A-R Certificate]


                                     [Date]




First Bank National Association
180 East Fifth Street
St. Paul, Minnesota  55101

               Re:    The Prudential Home Mortgage
                      Securities Company, Inc.
                      Mortgage Pass-Through Certificates,
                      Series 1996-2, Class A-R

Ladies and Gentlemen:
               [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.

Very truly yours,

[Transferor]


- ----------------------

                                    EXHIBIT J





              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1996-2
             CLASS [B-1] [B-2] [B-3] [B-4] [B-5] [B-6] CERTIFICATES


                               TRANSFEREE'S LETTER




- ----------------- --, ----

First Bank National Association
180 East Fifth Street
St. Paul, Minnesota  55101


The Prudential Home Mortgage Securities Company, Inc.
5325 Spectrum Drive
Frederick, Maryland 21701

               The undersigned (the "Purchaser") proposes to purchase The Prudential Home Mortgage Securities Company, Inc. Mortgage Pass-Through Certificates, Series 1996-2, Class [B-1] [B-2] [B-3] [B-4] [B-5] [B-6] (the
"Class [B-1] [B-2] [B-3] [B-4] [B-5] [B-6] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

               Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of February 26, 1996 (the "Pooling and Servicing Agreement") among The Prudential Home Mortgage Securities Company, Inc., as seller ("PHMSC"), Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator"), and Firstar Trust Company, as trustee (the "Trustee"), of The Prudential Home Mortgage Securities Company, Inc. Mortgage Pass-Through Certificates, Series 1996-2.

               Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to PHMSC, the Master Servicer and the Trust Administrator that:

               (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [B-1] [B-2] [B-3] [B-4] [B-5] [B-6] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

               (b) The Purchaser is acquiring the Class [B-1] [B-2] [B-3] [B-4] [B-5] [B-6] Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

               [(c) The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [B-1] [B-2] [B-3] [B-4] [B-5] [B-6] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [B-1] [B-2] [B-3] [B-4] [B-5] [B-6] Certificates and can afford a complete loss of such investment.]

               [(c)  The   Purchaser   is  a   "Qualified
        Institutional  Buyer"  within the meaning of Rule
        144A of the Act.]

               (d) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated February 22, 1996, relating to the Class [B-1] [B-2] [B-3] [B-4] [B-5] [B-6] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from PHMSC concerning the Class [B-1] [B-2] [B-3] [B-4] [B-5] [B-6] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [B-1] [B-2] [B-3] [B-4] [B-5] [B-6] Certificates that PHMSC possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [B-1] [B-2] [B-3] [B-4] [B-5] [B-6] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [B-1] [B-2] [B-3] [B-4] [B-5] [B-6] Certificates other than in connection with a subsequent sale of Class [B-1] [B-2] [B-3] [B-4] [B-5] [B-6] Certificates.

               (e) Either (i) the Purchaser is not an employee benefit plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or any governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, the source of funds used to purchase the Class B Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (iii) the Purchaser has provided a "Benefit Plan Opinion" satisfactory to The Prudential Home Mortgage Securities Company, Inc. and the Trust Administrator of the Trust Estate. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not (a) cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of the Code or Similar Law, (b) give rise to a fiduciary duty under ERISA, Section 4975 of the Code or Similar Law on the part of The Prudential Home Mortgage Securities Company, Inc., the Master Servicer or the Trust Administrator with respect to any Plan or
        (c) constitute a prohibited transaction under ERISA or Section 4975 of the Code or Similar Law

               (f) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [B-1] [B-2] [B-3] [B-4] [B-5] [B-6] Certificates is in compliance therewith.

               Section 3. Transfer of Class [B-1] [B-2] [B-3] [B-4] [B-5] [B-6] Certificates.

               (a) The Purchaser understands that the Class [B-1] [B-2] [B-3] [B-4] [B-5] [B-6] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [B-1] [B-2] [B-3] [B-4] [B-5] [B-6] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither PHMSC, the Master Servicer nor the Trust Administrator is under any obligation to register the Class [B-1] [B-2] [B-3] [B-4] [B-5] [B-6] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Trust Administrator shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to PHMSC and the Trust Administrator as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trust Administrator or PHMSC may, if such transfer is made within three years from the Closing Date, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trust Administrator or PHMSC. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust Administrator, the Trustee, the Master Servicer and PHMSC against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

               (b) No  transfer  of a Class  [B-1] [B-2] [B-3] [B-4] [B-5] [B-6]
        Certificate shall be made unless the transferee provides the Master Servicer and the Trust Administrator with a Transferee's Letter, substantially in the form of this Agreement.

               (c) The Purchaser  acknowledges  that its Class [B-1] [B-2] [B-3]
        [B-4]  [B-5]  [B-6]   Certificates  bear  a  legend  setting  forth  the
        applicable restrictions on transfer.

               IN WITNESS WHEREOF, the undersigned has caused this Agreement to the validly executed by its duly authorized representative as of the day and the year first above written.

                                   [PURCHASER]



                                       By:
                                            ------------------------------

                                      Its:
                                            ------------------------------

                                    EXHIBIT K


              THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1996-2
                             CLASS A-5 CERTIFICATES


                               TRANSFEREE'S LETTER




- ----------------- --, ----

First Bank National Association
180 East Fifth Street
St. Paul, Minnesota  55101


The Prudential Home Mortgage Securities Company, Inc.
5325 Spectrum Drive
Frederick, Maryland 21701

               The undersigned (the "Purchaser") proposes to purchase The Prudential Home Mortgage Securities Company, Inc. Mortgage Pass-Through Certificates, Series 1996-2, Class A-5 (the "Class A-5 Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

               Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of February 26, 1996 (the "Pooling and Servicing Agreement") among The Prudential Home Mortgage Securities Company, Inc., as seller ("PHMSC"), Securitized Asset Services Corporation, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator"), and Firstar Trust Company, as trustee (the "Trustee"), of The Prudential Home Mortgage Securities Company, Inc. Mortgage Pass-Through Certificates, Series 1996-2.

               Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to PHMSC, the Master Servicer and the Trust Administrator that:

               Either (i) the Purchaser is not an employee benefit plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or any governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, the source of funds used to purchase the Class A-5 Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (iii) the Purchaser has provided a "Benefit Plan Opinion" satisfactory to The Prudential Home Mortgage Securities Company, Inc. and the Trust Administrator of the Trust Estate. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not (a) cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of the Code or Similar Law, (b) give rise to a fiduciary duty under ERISA, Section 4975 of the Code or Similar Law on the part of The Prudential Home Mortgage Securities Company, Inc., the Master Servicer or the Trust Administrator with respect to any Plan or
        (c) constitute a prohibited transaction under ERISA or Section 4975 of the Code or Similar Law

               IN WITNESS WHEREOF, the undersigned has caused this Agreement to the validly executed by its duly authorized representative as of the day and the year first above written.

                                   [PURCHASER]



                                       By:
                                            ------------------------------

                                      Its:
                                            ------------------------------

                                    EXHIBIT L



                              Servicing Agreements

                                    Not Filed

                                    EXHIBIT M
                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

     This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of , between Securitized Asset Services Corporation
                        (the "Company" or "SASCOR") and
                               (the "Purchaser").

                              PRELIMINARY STATEMENT

                                     is  the   holder  of
the entire interest in Securitized Asset Sales, Inc. Mortgage Pass-Through Certificates, Series , Class (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of among The Prudential Home Mortgage Company, Inc., as Seller, Securitized Asset Services Corporation, as Master Servicer, First Bank National Association, as Trust Administrator and Firstar Trust Company, as Trustee.

                                     intends   to  resell
all  of  the  Class  B   Certificates   directly  to  the
Purchaser on or promptly after the date hereof.

        In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

        In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:

                                    ARTICLE I

                                   DEFINITIONS

        Section 1.01 Defined Terms

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

        Collateral Fund: The fund established and maintained pursuant to Section
3.01 hereof.

        Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least A-1 by Standard and Poor's Ratings Group ("S&P") or at least P-1 by Moody's Investors Service, Inc. ("Moody's") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least Aa2 by Moody's or AA by S&P, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least P-1 by Moody's or A-1 by S&P or (z) the depository institution or trust company is one that is acceptable to either Moody's or S&P and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

        Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

        Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

        Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

        Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

        Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

        Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02 (e) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(e) and
Section 3.02 to be reduced by all withdrawals therefrom pursuant to Section 2.02(g) and Section 2.03(d).

        Section 1.02 Definitions Incorporated by
Reference

        All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.



                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

        Section 2.01 Reports and Notices

        (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

                      (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

                      (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

               (b) If requested by the Purchaser, the Company shall cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i)
(D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

               (c) In addition to the foregoing, the Company shall cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof;
provided,   that  the  related  Servicer  shall  only  be  required  to  provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

               Section   2.02   Purchaser's   Election   to  Delay   Foreclosure
Proceedings

               (a) The Purchaser shall be deemed to direct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of  transmission  of the notice provided by the Company under Section 2.01
(a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In such latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

               (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall (i) be provided only to the extent it is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

               (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

               (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to Section 3.01.

               (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited therein and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement as of the date hereof, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

               (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (I) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer if immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account or Lower-Tier Certificate Account as applicable; or (ii) the related Servicer may proceed with the Commencement of Foreclosure.

               (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser

               Section  2.03  Purchaser's   Election  to  Commence   Foreclosure
Proceedings

               (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under
Section 2.01(a)(i).

               (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement as of the date hereof, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to Section 3.01.

               (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

               (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed interest and servicing advances and
Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

        Section 2.04 Termination

               (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate (i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) any breach of the terms of this Agreement by the Purchaser.

               (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to
Section 2.02 or Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to
Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.



                                   ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

               Section 3.01. Collateral Fund

               Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Securitized Asset Services Corporation, as Master Servicer, for the benefit of registered holders of Securitized Asset Sales, Inc. Mortgage Pass-Through Certificates, Series ". Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section 2.02 or 2.03 hereof.

               Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

               Section 3.02. Collateral Fund Permitted Investments.

               The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

               All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

               Section 3.03. Grant of Security Interest

               The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

               The Purchaser acknowledges the lien on the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

               Section 3.04. Collateral Shortfalls.

               In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

               Section 4.01. Amendment.

               This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

               Section 4.02. Counterparts.

               This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               Section 4.03. Governing Law.

               This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

               Section 4.04. Notices.

               All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

               (a)    in the case of the Company,

                      Securitized Asset Services Corporation
                      7485 New Horizon Way
                      Frederick, MD  21701

                      Attention: Vice President, Master Servicing
                      Phone: 301-696-7800
                      Fax:   301-815-6365

               (b)    in the case of the Purchaser,





                      Attention:

               Section 4.05. Severability of Provisions.

               If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

               Section 4.06. Successors and Assigns.

               The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

               Section 4.07. Article    and    Section
Headings.

               The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               Section 4.08. Confidentiality.

               The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

               Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

               Section 4.09. Indemnification.

               The Purchaser agrees to indemnify and hold harmless the Company, SASCOR, and each Servicer and each person who controls the Company, SASCOR, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, SASCOR's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, SASCOR, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, SASCOR's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

               IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                   Securitized Asset Services Corporation


                                   By:
                                   Name:
                                   Title:






                                   By:
                                   Name:
                                   Title: